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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-7428

ING Mutual Funds

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2005 to October 31, 2006

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Annual Report

October 31, 2006

Classes A, B, C, I, M, O, Q and R

Global Equity Funds

■  ING Global Equity Dividend Fund

■  ING Global Natural Resources Fund (formerly, ING Precious Metals Fund)

■  ING Global Real Estate Fund

■  ING Global Value Choice Fund

International Equity Funds

■  ING Emerging Countries Fund

■  ING Foreign Fund

■  ING Greater China Fund

■  ING Index Plus International Equity Fund

■  ING International Fund

■  ING International Capital Appreciation Fund

■  ING International Real Estate Fund

■  ING International SmallCap Fund

■  ING International Value Fund

■  ING International Value Choice Fund

■  ING Russia Fund

Global and International Fixed-Income Funds

■  ING Emerging Markets Fixed Income Fund

■  ING Global Bond Fund

International Fund-of-Funds

■  ING Diversified International Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President's Letter	1

Market Perspective	2

Portfolio Managers' Reports	4

Shareholder Expense Examples	40

Report of Independent Registered Public Accounting Firm	46

Statements of Assets and Liabilities	47

Statements of Operations	57

Statements of Changes in Net Assets	62

Financial Highlights	71

Notes to Financial Statements	103

Portfolios of Investments	127

Tax Information	176

Trustee and Officer Information	182

Advisory Contract Approval Discussion	186

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PRESIDENT'S LETTER

JAMES M. HENNESSY

Dear Shareholder,

In its recent meetings, the Federal Reserve Board (the "Fed") has ceased its two-year trend of raising interest rates. That trend – a string of 17 consecutive rate hikes — was seen by many analysts as a sign that the Fed was concerned about containing inflation.

Its latest actions, or perhaps inactions is a better word, since the Fed has neither raised nor lowered interest rates, put us in a climate that economists refer to as a "plateau." Historically, there have been six similar plateaus since 1982 and during those periods the Standard & Poors 500® Composite Stock Price Index ("S&P 500® Index") experienced significant growth in the three months following the decrease of interest rates by the Fed.

Of course, the Fed's actions have also impacted economies and market performance around the world. For instance, the current interest rate climate has been cited as one reason for a recent decline in the value of the dollar. That drop in the dollar has meant that international stocks — which deal in foreign currencies — have generally experienced strong performance in recent months as their currencies have climbed. Meanwhile other factors have triggered robust international stock performance as well: business confidence overseas is up, foreign merger and acquisition activity has been positive and Japan, England and the Eurozone have all reported impressive earnings in 2006.

Whatever the future holds — here or abroad — we at ING Funds continue to work hard to provide you, the investor, with an array of investment choices that enable you build a smart and diversified portfolio. We also continue to expand and improve our customer service department to ensure that your needs are met promptly and that we indeed continue to make attaining your future goals easier.

On behalf of everyone here at ING Funds, I thank you for your continued support.

Sincerely,

James M. Hennessy1
President
ING Funds
November 1, 2006

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Fund Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1 Effective November 9, 2006, Mr. James M. Hennessy has retired as the president and chief executive officer to the Funds and is replaced with Mr. Shaun P. Mathews.

MARKET PERSPECTIVE: YEAR ENDED OCTOBER 31, 2006

In our semi-annual report we described the half-year to dream for as global equities, led by foreign markets surged 16.0%, according to the Morgan Stanley Capital International ("MSCI") World IndexSM(1) calculated in dollars, including net reinvested dividends. The dream still seemed alive into early May but then investors suddenly woke up to fears that zealous, inflation fighting central bankers would raise interest rates by more than enough to choke off global growth. After a sharp, month-long correction, recovery set in, but it was not until nearly mid-October that the May 9 high was regained. For the second six months the index rose a more modest 4.6%. In currencies the dollar was mixed, gaining 2.7% against the yen, losing 1.0% against the euro and 4.3% to the surprising pound sterling, which recently displaced the yen as the third most favored reserve currency.

U.S. equities in the form of the Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index")(2), returned 6.1% including dividends in the second half of our fiscal year. Stocks had actually become cheaper in the last 12 months as corporate profits had been rising faster than prices. But investors seemed only to have eyes for interest rates. Initial hopes of an imminent end to the tightening cycle after fifteen consecutive increases since June 2004 propelled the S&P 500® Index to a five-year high on May 5. But these were soon dashed by the sixteenth increase on May 10, followed by a barrage of hawkish rhetoric from the Federal Open Market Committee ("FOMC"), even as the economy was already cooling, evidenced especially by a slumping housing market that had driven much of the consumer spending in the last few years, spending that was now also under threat from record oil prices. By June 13 the market had fallen by 7.7% from its best level. But the seventeenth interest rate increase on June 29 was accompanied by balanced language, reviving hopes that the FOMC might at last be finished raising rates. A tentative recovery was interrupted when renewed conflict in the Middle East sent the price of a barrel of oil to another all-time peak on July 14. But peace of sorts ultimately returned and as summer driving demand and the hurricane damage threat subsided, the oil price fell nearly 24% from its peak. The FOMC did indeed refrain from raising rates on August 8 and again took no action in September and October. Housing data continued to deteriorate and by the end of October, new and existing home prices were falling at the fastest rate in decades. Gross Domestic Product ("GDP") growth was reported at just 1.6%. So in the face of this, why were stocks in a clear up-trend to a near six-year high by the last week in October? For one thing the pull back in oil prices promised to leave more money in the pockets of consumers. Interest rates were now falling fast at the long end, which made stocks look more attractive as the present value of future corporate profits improved. Speaking of which, corporate profits stood at over 12% of GDP, the highest share in 40 years, all set to register their thirteenth straight quarter of double-digit year-over-year growth. In short, for the equity investor, this was a glass that looked distinctly half-full.

In international markets the pattern of results resembled that of the U.S. The scale was larger in some cases, based on MSCI indices in local currencies including net dividends. Sustained growth and an end to inflation had pushed Japan to almost a 15-year high in April. After slipping, the market was by May 8 again approaching that peak, but over the next month stocks dropped 15.3% as U.S. interest rate fears combined with signals from the Bank of Japan, followed by the reality on July 14, that local interest rates would rise for the first time in six years. The economic data were still mostly positive, but getting past their prime. By the end of October, household spending was falling at its fastest pace in five years and second quarter GDP growth was reported at only 0.8% annualized. For the six months the market fell 3.9%. European ex UK markets were initially supported by broadly based mergers and acquisitions amid clear signs of improving growth and falling unemployment. But from their May 9 top, events in the U.S. and a 25bp increase in euro interest rates as inflation remained stubbornly above 2%, sent stocks down 6.9% over the next five weeks. From there however, markets turned around smartly, even as the European Central Bank raised rates twice more. Business confidence was strong and the evidently range-bound euro posed little threat to exports. Merger and acquisition activity rolled on, heartening investors while suggesting that stocks were not particularly expensive. For the half-year, markets ended up 5.8%, making a 5 1/2-year high. UK equities had been boosted in the first half by the large acquisition-prone Financial, the sizeable Energy and the vibrant Materials sectors. The reversal in the latter two sectors exacerbated the global retrenchment brought on by interest rate worries after May 9 and UK stocks were dragged down 9.3% by mid June. As in Japan and the Eurozone, the Bank of England raised rates by 1/4% as GDP growth returned to trend,

MARKET PERSPECTIVE: YEAR ENDED OCTOBER 31, 2006

inflation climbed above target and house prices, an important demand generator, continued their recovery. This cheered investors and led by Financials, the market reclaimed its best levels of the year and more, reaching levels near the end of October not seen in 69 months.

(1) The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING GLOBAL EQUITY DIVIDEND FUND

PORTFOLIO MANAGERS' REPORT

The ING Global Equity Dividend Fund (the "Fund") seeks growth of capital with dividend income as a secondary consideration. The Fund is managed by Nicolas Simar, Head of Value/High Dividend and Moudy El Khodr, Senior Investment Manager Equities, ING Investment Management Advisors B.V.(1) — the Sub-Adviser.

Performance: For the year ended October 31, 2006, the Fund's Class A shares, excluding sales charges, provided a total return of 26.56% compared to the Morgan Stanley Capital International World IndexSM ("MSCI World IndexSM"), which returned 21.32% for the same period.

Portfolio Specifics: Most of the market gains came during the first half of the reporting period. Regionally, Europe (up 32.3%) and emerging markets (up 35.4%) performed best, and emerging markets would have been far higher if not for the mini-market correction of May-June. Meanwhile Japan rose 16.6% and the U.S. appreciated 16.3%, both in U.S. dollar terms. On a sector basis, materials appreciated 35.9%, while utilities appreciated 31.2%, information technology 13.7%, and health care 14.0%. The first half of 2006 also witnessed substantial volatility.

During the first quarter, the markets were positive based on good earnings results and future growth prospects for the global economy. By comparison, the markets during the second quarter were crippled by inflation fears which led to the expectation that the U.S. Federal Reserve ("Fed") would raise interest rates to keep these fears in check. This reaction also stoked concerns that the Fed could overshoot by raising interest rates too much, stifling economic growth in the process.

Energy and materials performed well on the back of substantial gains during the first quarter due to higher commodity prices. Utilities companies, a defensive investment by its nature, were in favor throughout the period.

The third quarter was defined by further uncertainty surrounding the direction of the next interest rate movement by the Fed. Despite good second-quarter earnings, there were few upward earnings revisions forecasts for 2007. Several indices around the world reached record levels, stimulated by sharply falling oil prices, a low interest rate environment and stronger-than-expected U.S. consumer confidence numbers. Europe and Japan experienced economic data that pointed to an end in the acceleration of growth and that economic activity would stabilize at a high level.

During the period, the Fund benefited from an overweight position in financials, utilities, and real estate. The Fund had a large position in utilities, which generated significant cash-flows and dividend increases. Financials benefited from positive earnings and was further bolstered by increased merger and acquisition activities. One noticeable M&A transaction saw Italian banking group, UniCredito take over German banking operation Hypovereinsbank. Having zero exposure to technology helped the Fund as the sector underperformed. This was especially helpful in the May-June period.

By comparison, an underweight position in materials hurt the Fund as the sector outperformed for much of the period. However, the sector was rattled by the May-June correction, especially in emerging markets. The telecom sector also helped the Fund in the second half of the year as the sector only started to outperform after March. The sector had been stuck in limbo for some time following the large payments many European-based companies made for third-generation mobile phone licenses some years ago.

On an individual stock basis, a position in Volvo, which has historically performed well for the Fund as the company has consistently raised its dividends, helped the Fund during the period. Additionally, there was speculation that the company might be a leveraged buyout target. DSG International, a UK consumer electronics retailer, had a great run following an increase in its profits, which beat analysts' expectations on the back of strong World Cup television sales. The company also increased dividend payments throughout the year (both interim and final dividends). Reynolds American, the tobacco company, increased its quarterly profits dividend levels throughout the year. The company's share price rallied despite notable court cases pending against the tobacco industry. Scania, the Swedish truck and car company, also became a take-over candidate as MAN group, the German truck manufacturer, made an offer for the company. The Fund sold its position in the company as the market digested the news.

By contrast, a position in Precision Drilling, an oilfield drilling and oil and gas services company, acted as a drag as a lack of supply side shocks like Hurricane Katrina in 2005 caused gas prices to fall. Public Services Enterprise Group, a generator, transmitter and distributor of electricity in the U.S., declined after performing well for most of the year on the back of M&A bid rumors. However, talks with a potential suitor, Exelon, were abandoned in September, resulting in both parties seeing a sharp fall in their share price. Pending regulatory changes in New Zealand also hurt Telecom Corp of NZ, a domestic telecommunications operator as it was announced that the country was opening up its telecommunications market to competition. This announcement resulted in a sharp decline in the company's share price, from which it did not fully recover.

A position in Brazilian telecommunications operator Tele Norte Leste also acted as a drag as higher costs hit the operator's profits, despite a significant increase in the company's customer base. Fording Canadian Coal Trust, a Canadian coal miner, also negatively impacted the Fund as the company reported a drop in profits in both the first and second quarter as a result of higher production costs and higher-than-anticipated taxes on minerals. The higher production costs were primarily due to an increase in input costs, lower coal production, and a one-off cost related to a change in labor agreements. This led to a decline in the company's shares.

Currently there is no exposure to Japan due to the dividend yield criterion requiring that all securities in the portfolio provide a yield above 3.3%. Since Japanese companies do not have a high dividend yield (most don't pay dividends), the Japanese names are filtered out in the quantitative stages of screening.

Current Strategy and Outlook: The outlook for the Fund remains positive. We believe investments in defensive sectors including utilities, real estate, telecommunication services and consumer staples give the Fund downside protection. These sectors are relatively cheap, less dependent on the economic environment and offer stable, high-dividend yields. In our opinion, this may result in outperformance versus global equities if they fall significantly. If the equity markets move sideways, stock selection and our consistent, disciplined strategy may add value. In this scenario, dividends will provide an important part of the Fund's total return. This may result in positive absolute returns and outperformance of global equities. Only in the case of a strong rally will it be difficult for us to outperform global equities. If the rally is broadly driven, investments in financials and more cyclical sectors such as industrials, consumer cyclicals and basic materials are expected to perform well. A rally driven by growth stocks (especially information technology or health care) will be the most difficult environment for the strategy. However, we do expect that returns will still be positive in that scenario. Regardless of the market scenario, our strategy continually looks for countries, sectors or individual stocks that will allow us to seek to exploit temporary undervaluations.

(1)  Effective January 19, 2006, Nicolas Simar and Moudy El Khodr replaced Jorik van den Bos, Joris Fronssen, and Joost de Graaf as Portfolio Managers to the Fund.

Top Ten Industries*
as of October 31, 2006
(as a percent of net assets)

Banks	22.4%
Telecommunications	13.0%
Electric	9.1%
Oil & Gas	7.0%
Agriculture	5.0%
Pharmaceuticals	3.9%
Real Estate Investment Trust	3.4%
Pipelines	2.8%
Beverages	2.5%
Insurance	2.5%

*  Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING GLOBAL EQUITY DIVIDEND FUND

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended October 31, 2006
	1 Year	Since Inception of Class A September 17, 2003		Since Inception of Class B October 24, 2003		Since Inception of Class C October 29, 2003
Including Sales Charge:
Class A(1)	19.25%	18.73%		—		—
Class B(2)	20.55%	—		19.04%		—
Class C(3)	24.62%	—		—		19.29%
Excluding Sales Charge:
Class A	26.56%	21.00%		—		—
Class B	25.55%	—		19.73%		—
Class C	25.62%	—		—		19.29%
MSCI World IndexSM(4)	21.32%	17.60	%(5)	15.89	%(6)	15.89	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Equity Dividend Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Fund's performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(5) Since inception performance for the index is shown from October 1, 2003.

(6) Since inception performance for the index is shown from November 1, 2003.

ING GLOBAL NATURAL RESOURCES FUND

PORTFOLIO MANAGERS' REPORT

The ING Global Natural Resources Fund (the "Fund") seeks to attain long-term capital appreciation.(1) The Fund is managed by James A. Vail, CFA, Portfolio Manager and Anthony Socci, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended October 31, 2006, the Fund's Class A shares, excluding sales charges, provided a total return of 42.76% compared to the Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index") and the Goldman Sachs Natural Resources Index which returned 16.34% and 18.16%, respectively, for the same period.

Portfolio Specifics: Driven by strong economic activity in much of the world, geopolitical tensions and supply disruptions, prices of most commodities from aluminum to zinc appreciated, with some reaching record highs. Prices generally peaked in the May-to-August time period, but then retreated as fears subsided that severe weather would impact energy supplies. Slower global economic growth also cooled investor speculation in many precious and base metals. By the end of the period, most commodity valuations appeared to have bottomed out, but the outlook is unclear given the uncertainty over future global economic growth.

The Fund outperformed the FTSE Gold Mines Index by a wide margin reflecting its positive stock selection in the gold sector. The Fund was also helped by its overweight position in diversified metals and mining, which is not represented in the index.

By contrast, an underweight position in precious metals and minerals was the biggest drag on performance during the period. This group includes producers of silver, platinum and other precious materials.

While many individual holdings added to the Fund's performance, Agnico-Eagle, Yamana Gold, Gammon Lake Resources, and Newmont Mining were the most notable contributors. Agnico-Eagle possesses an attractive production growth profile in addition to a polymetallic product mix. Yamana Gold has also grown rapidly, both organically and through acquisition, while Gammon Lake Resources has amended its business model from a developer to an expanding producer. Newmont Mining performed poorly during the period, but a significant underweight position helped the Fund.

By comparison, a position in Shore Gold, a misnamed Canadian diamond explorer, acted as the Fund's biggest drag during the period. However, the company possesses one of the most prolific kimberlite diamond deposits in Canada and exploration and development activity continually point to a growing resource. Despite the recent underperformance, we are confident in the potential value of the company. Our decision to not to own Zijin Mining Group detracted from performance as this company has performed extremely well during this period. We were also hurt by our underweight in Harmony Gold, a South African producer.

Current Strategy and Outlook: On October 9, 2006, this Fund changed its name from ING Precious Metals to ING Global Natural Resources Fund, and its benchmark from FTSE Gold Mines Index to the Goldman Sachs Natural Resources Index. The Fund also changed its principal investment objective and strategy and now has a focus in energy rather than materials, which was formerly the case. By investing in natural resources companies, the Fund should benefit from the current commodity cycle which we believe is still in its early stages. This cycle should be driven by consumption trends in China, India, Brazil, and Russia. In these countries populations are moving from rural areas creating the need for raw materials as new cities are built and all the associated amenities are deployed. History suggests commodity cycles can last up to 20 years, and the current one is only five years old. As a sector fund addressing the broad commodity universe, we believe our Fund could be a beneficiary of the ongoing global demand for all commodities.

(1)  Formally known as the ING Precious Metals Fund, the Fund changed its name to ING Global Natural Resources Fund and its benchmark in October, 2006. The Fund also changed it investment objective and principal investment strategies and now has a focus in energy rather than materials, which was formerly the case.

Top Five Industries
as of October 31, 2006
(as a percent of net assets)

Oil & Gas	57.2%
Mining	18.4%
Oil & Gas Services	14.5%
Electric	2.6%
Coal	1.9%

Portfolio holdings are subject to change daily.

ING GLOBAL NATURAL RESOURCES FUND

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended October 31, 2006
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	34.51%	27.37%	5.56%
Excluding Sales Charge:
Class A	42.76%	28.92%	6.19%
S&P 500® Index(2)	16.34%	7.26%	8.64%
Goldman Sachs Natural Resources Index(3)	18.16%	17.69%	10.29%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Natural Resources Fund against the indices indicated. Each index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies whose securities are traded on major U.S. stock markets.

(3) The Goldman Sachs Natural Resources Index is an unmanaged index and a market-capitalization-weighted index of 112 stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metals, timber and other sub-sectors.

ING GLOBAL REAL ESTATE FUND

PORTFOLIO MANAGERS' REPORT

The ING Global Real Estate Fund (the "Fund") seeks to provide investors with high total return. The Fund is managed by T. Ritson Ferguson, Chief Investment Officer, CFA and Steven D. Burton, Managing Director, CFA, Portfolio Managers, ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: For the year ended October 31, 2006, the Fund's Class A shares, excluding sales charges, provided a total return of 41.09% compared to the Standard & Poor's/Citigroup World Property Index ("S&P/Citigroup World Property Index"), which returned 39.83% for the same period.

Portfolio Specifics: By region, Europe was the strongest performer with up 55.3% total return followed by North America up 36.7% and the Asia-Pacific region up 36.5%. Within Europe, the United Kingdom property stocks were up 67.9% versus property stocks in continental Europe which were up 45.9%. Out-performance versus the benchmark was generated primarily by stock picking in Japan, the United States, Hong Kong, Canada and Australia. In Japan, an overweight position in Tokyo-based development companies contributed to relative out-performance, including Sumitomo Realty which is primarily a developer and landlord of office and condominium properties. Tokyo office fundamentals continue to improve with rents increasing and vacancy levels below 3.0%. Top picks elsewhere included SL Green Realty Corp (a U.S. Real Estate Investment Trust ("REIT") which specializes in the mid-town Manhattan sub-market), Agile Property Holdings (a residential developer in China which is listed in Hong Kong), Centro Properties (an Australian shopping center company) and Summit REIT (a Canadian warehouse company). Global themes for the year included continued yield compression, mergers and acquisitions activity, syndicate activity (new companies being formed or existing companies raising new equity) and improving property fundamentals. By major country, the strongest performers for the year were Singapore up 80.8%, the United Kingdom up 67.9% and France up 64.4%, all of which are seeing improvements in property fundamentals, especially in the office sector which is showing a combination of higher rents and lower vacancies. Property stocks in the United Kingdom are additionally benefiting from the anticipation of the introduction of the REIT structure beginning January 1, 2007. Many of the major U.K. listed property companies have announced an intention to convert to a REIT structure next year which should generally cause dividend levels to be increased by those companies that are converting.

Current Strategy and Outlook: Global property companies continue to benefit from a combination of improving property fundamentals, yield compression and M&A activity, all of which have underpinned strong performance over the past year and which we believe should continue to serve as positive factors looking forward. Investment themes include investing in higher growth regions of the world, including the Asia-Pacific rim, and looking for opportunities in select markets which are currently under-represented in the listed markets but which show strong property fundamentals. By property type, the Fund strategy will attempt to benefit from generally improving property conditions globally, including the office sector which is generally firming in the major markets around the world. Through an average 3% - 4% dividend yield plus 6% to 9% prospective annual earnings growth, we believe global property stocks continue to be well-positioned to conservatively deliver attractive total returns over the next several years.

Top Ten Industries*
as of October 31, 2006
(as a percent of net assets)

Real Estate Operation/Development	25.6%
Offices	11.1%
Residential: Apartments	10.0%
Property Trust	9.8%
Diversified Property Holdings	8.1%
Real Estate Management/Services	7.4%
Retail: Shopping Centers	6.8%
Retail: Regional Malls	5.3%
Warehouse/Industrial	3.3%
Residential: Hotels	2.9%

*  Excludes short-term investments related to U.S. government agency obligations and securities lending collateral.

Portfolio holdings are subject to change daily.

ING GLOBAL REAL ESTATE FUND

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended October 31, 2006
	1 Year	Since Inception of Class A November 5, 2001		Since Inception of Class B March 15, 2002		Since Inception of Class C January 8, 2002		Since Inception of Class I June 3, 2005
Including Sales Charge:
Class A(1)	32.95%	24.68%		—		—		—
Class B(2)	35.04%	—		24.26%		—		—
Class C(3)	39.06%	—		—		24.29%		—
Class I	41.49%	—		—		—		33.41%
Excluding Sales Charge:
Class A	41.09%	26.17%		—		—		—
Class B	40.04%	—		24.46%		—		—
Class C	40.06%	—		—		24.29%		—
Class I	41.49%	—		—		—		33.41%
S&P/Citigroup World Property Index(4)	39.83%	25.61	%(5)	26.13	%(6)	25.17	%(7)	32.91	%(8)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Real Estate Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund's performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P/Citigroup World Property Index is an unmanaged market-weighted total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

(5) Since inception performance for index is shown from November 1, 2001.

(6) Since inception performance for index is shown from March 1, 2002.

(7) Since inception performance for index is shown from January 1, 2002.

(8) Since inception performance for index is shown from June 1, 2005.

ING GLOBAL VALUE CHOICE FUND

PORTFOLIO MANAGERS' REPORT

The ING Global Value Choice Fund (the "Fund") seeks long-term capital appreciation. The Fund is managed by David Iben, CFA, and Paul J. Hechmer, Portfolio Managers, Tradewinds NWQ Global Investors, LLC(1) — the Sub-Adviser.

Performance: For the year ended October 31, 2006, the Fund's Class A shares, excluding sales charges, provided a total return of 20.48% compared to the Morgan Stanley Capital International World IndexSM ("MSCI World IndexSM"), which returned 21.32% for the same period.

Portfolio Specifics: In the first six months of the fiscal year, the Fund's high relative exposure to materials stocks contributed most to performance. In particular, Lonmin, a UK-listed platinum producer, was the single largest contributor to performance. Anglo American, Impala Platinum, Lihir Gold, and Placer Dome were also strong performers as gold and platinum prices rose during the period. Within the industrials sector, TNT NV, a Dutch global logistics leader, and Areva, a French multi-national nuclear power conglomerate, were also among the top 5 contributors. Dragging on performance during the first six months of the fiscal year was our significant underweight exposure to the financials sector. Additionally, our large exposure to the telecom sector hampered performance, despite the fact that we found good value in the ample cash generated by these companies. In late April, the Fund reduced its allocation to financial and technology companies and increased its allocation to food, agriculture and utility companies.

Over the second half of the fiscal year, AGCO, a manufacturer and distributor of agricultural equipment, was the Fund's single largest contributor to performance as the agricultural industry started to work its way out of a cyclical bottom. Exposure in the materials sector hindered performance as gold, silver and platinum prices corrected sharply in May and June 2006. The pullback in commodity prices was not unexpected considering the huge run-up earlier in the year. Apex Silver Mines, a base metal mining company that owns the world's largest silver-zinc-lead project, located in Bolivia, was the worst individual performer.

For the entire twelve month period ended October 31, 2006, the Fund's holdings in the materials and industrials sectors were the largest contributors to performance. Despite May-June's correction, commodity prices remained significantly higher during the period; Lonmin and Anglo American were the top two individual performers. In addition, industrials holding Agco was a top performer. The Fund's consumer discretionary holdings hindered performance; Premiere AG, a German pay TV company, declined over 40% in December 2005 alone after it lost the rights to broadcast live soccer in 2006. While the Fund's financials sector weighting was significantly reduced in April, Japanese consumer finance company Takefuji was the Fund's worst individual performer for the fiscal year. The company was mired in an environment of regulatory changes and legal challenges within the country.

Current Strategy and Outlook: Looking ahead, the contrarian side of us worries that "what can't last forever — won't." Corporate profit margins in the world's largest economies are at all-time highs and economic theory dictates that they must retreat. Three years of rising federal fund rates and the current malaise in the housing market suggests that this inevitability may happen sooner rather than later.

Yet, over the longer-term, the economies of China, India, Brazil and other developing countries, should experience robust and sustainable growth, albeit with periodic downturns. We continue to find value in the securities of companies who meet the consumption needs of these growth markets. We believe the Fund is well positioned in food, agriculture, energy, commodities and materials companies worldwide and should benefit from these ongoing global developments.

(1)  Effective April 24, 2006, sub-advisory responsibilities were transferred from NWQ Investment Management Company, LLC to Tradewinds NWQ Global Investors, LLC and David Iben replaced Mark A. Morris, Gregg S. Tensen as portfolio managers to the Fund.

Top Ten Industries*
as of October 31, 2006
(as a percent of net assets)

Mining	24.3%
Telecommunications	10.7%
Food	6.8%
Machinery - Diversified	4.6%
Electric	4.4%
Oil & Gas	4.3%
Transportation	4.2%
Forest Products & Paper	3.6%
Aerospace/Defense	2.4%
Oil & Gas Services	2.2%

*  Excludes short-term investments related to U.S. government agency obligations and securities lending collateral.

Portfolio holdings are subject to change daily.

ING GLOBAL VALUE CHOICE FUND

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended October 31, 2006
	1 Year	5 Year	10 Year	Since Inception of Class I September 6, 2006
Including Sales Charge:
Class A(1)	13.54%	5.94%	7.87%	—
Class B(2)	14.67%	6.17%	7.81%	—
Class C(3)	18.73%	6.50%	7.81%	—
Class I	—	—	—	1.97%
Class Q	20.75%	7.50%	8.82%	—
Excluding Sales Charge:
Class A	20.48%	7.20%	8.51%	—
Class B	19.67%	6.49%	7.81%	—
Class C	19.73%	6.50%	7.81%	—
Class I	—	—	—	1.97%
Class Q	20.75%	7.50%	8.82%	—
MSCI World IndexSM(4)	21.32%	10.39%	7.57%	4.91	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Value Choice Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund's performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(5) Since inception performance for the index is shown from September 1, 2006.

Prior to April 24, 2006, the Fund was advised by a different sub-adviser.

ING EMERGING COUNTRIES FUND

PORTFOLIOS MANAGERS' REPORT

The ING Emerging Countries Fund (the "Fund") seeks maximum long-term capital appreciation. The Fund is managed by Brandes Investment Partners, L.P. ("Brandes"), the Sub-Adviser. Brandes' Emerging Markets Committee, comprised of Alphonse H.L. Chan, Jr., CFA, Portfolio Manager, William Pickering, CFA, Director, Christopher J. Garrett, CFA, Institutional Portfolio Manager/Analyst, Gerardo Zamorano, CFA, Senior Analyst, Greg Rippel, CFA, Senior Analyst, Douglas Edman, CFA, Director, and Steven Leonard, CFA, Senior Analyst, is responsible for making the day-to-day investment decisions for the Fund.

Performance: For the year ended October 31, 2006, the Fund's Class A shares, excluding sales charges, provided a total return of 26.19% compared to the Morgan Stanley Capital International Emerging Markets IndexSM ("MSCI EM IndexSM"), which returned 35.00% for the same period.

Portfolio Specifics: The Fund's positions in the diversified telecom services industry had the most positive impact on performance for the year ended October 31, 2006. Holdings in the commercial banks and wireless telecom services industries also proved favorable to returns. Top performing positions among these industries included Cia Anonima Nacional Telefonos de Venezuela ADR (Venezuela — diversified telecom services), DBS Group Holdings (Singapore — commercial banks), and Partner Communications (Israel — wireless telecom services). Outside of these industries, positions such as Cia de Saneamento Basico do Estado de Sao Paulo (Brazil — water utilities), Sinopec Yizheng Chemical Fibre (China — chemicals), and First Pacific (Hong Kong — diversified financial services) also posted notable advances during the period. Conversely, stock-specific declines, such as Proton Holdings (Malaysia — automobiles), Vivo Participacoes (Brazil — wireless telecom services), and Brasil Telecom Participacoes (Brazil — diversified telecom services), tended to detract from performance.

On a country level, gains for securities domiciled in South Korea and Brazil had the most substantial impact upon performance. Some of the positions from these countries experiencing the greatest share price appreciation included KT Freetel (South Korea — wireless telecom services), Lotte Chilsung Beverage (South Korea — beverages), and Embratel Participacoes (Brazil — diversified telecom services). Fund holdings based in China and Taiwan also tended to advance during the period, while select positions based in Malaysia and South Africa tended to detract from performance.

Relative to the index, the portfolio's underperformance was mostly incurred during the first half of the 12-month period. It can be attributed at the industry level to underexposure to stocks in the oil, gas, & consumable fuels and metals & mining industries, and overexposure to diversified telecom services stocks. Within industries, our holdings in commercial banking, capital markets, and semiconductors & semiconductor equipment underperformed their industries, as represented in the MSCI EM IndexSM.

During the second half of the 12-month period, the Fund slightly outperformed the index as emerging market equities generally experienced negative or nominal returns. The Fund benefited from lack of exposure to the weak energy sector, in particular the oil, gas & consumable fuels industry.

As a reminder, the Fund's industry exposure is a residual of our value-driven investment process, which focuses on company-by-company analysis to identify undervalued securities. It should not be surprising that, as dedicated value managers following a disciplined strategy, we are not finding value in many companies in these commodity-based industries. During this period we held one security in the metals & mining industry, Posco (South Korea), which returned more than 40% for the period. We sold our one holding in the oil, gas & consumable fuels industry, LUKOIL (Russia), as its price approached our estimate of intrinsic value.

Our philosophy remains the same, both during periods of relative outperformance and underperformance. We believe the best opportunities for capital appreciation come from finding securities trading at discounts to our estimate of their true values. Conversely, we firmly believe focusing on short-term relative performance can distract investors from focusing on a disciplined investment strategy.

During the period, our company-specific analysis dictated a number of changes to the Fund composition. We sold positions such as Sinopec Yizheng Chemical Fibre (China — chemicals), PT Indofood Sukses Makmur (Indonesia — food products), and Turkiye Vakiflar Bank (Turkey — commercial banks), as share price appreciation pushed their market prices toward our estimates of their fair values. We also purchased a number of new positions, including Lotte Chilsung Beverage (South Korea — beverages), Taishin Financial Holdings (Taiwan — commercial banks), and Petkim Petrokimya (Turkey — chemicals), at prices we consider attractive.

Current Strategy and Outlook: For the year ended October 31, 2006, the Fund's country and industry exposures shifted slightly due to stock-specific buying and selling as well as changes in the prices of holdings. For example, exposure to Taiwan and the industrial conglomerates industry increased, while exposure to Brazil and the commercial banks tended to decline. (Keep in mind that the Fund's weightings for industries and countries are not the product of "top-down" forecasts or opinions, but merely stem from our company-by-company search for compelling investment opportunities in markets around the world.)

Overall, while we offer no predictions regarding the short-term direction of equities in emerging markets, we believe the Fund remains well positioned to deliver favorable long-term results. We believe that all holdings remain undervalued, and we expect them to realize appreciation as the market recognizes their true worth.

Top Ten Industries*
as of October 31, 2006
(as a percent of net assets)

Telecommunications	34.5%
Chemicals	6.0%
Banks	5.6%
Holding Companies - Diversified	5.3%
Auto Manufacturers	5.0%
Electric	5.0%
Semiconductors	4.5%
Electrical Components & Equipment	3.8%
Diversified Financial Services	2.7%
Textiles	2.6%

*  Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING EMERGING COUNTRIES FUND

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended October 31, 2006
	1 Year	5 Year		10 Year	Since Inception of Class I December 21, 2005		Since Inception of Class M August 5, 2002
Including Sales Charge:
Class A(1)	18.94%	18.92%		7.25%	—		—
Class B(2)	20.33%	19.43%		7.30%	—		—
Class C(3)	24.29%	19.32%		7.16%	—		—
Class I	—	—		—	16.46%		—
Class M(4)	21.24%	—		—	—		21.38%
Class Q	26.37%	20.42%		8.18%	—		—
Excluding Sales Charge:
Class A	26.19%	20.33%		7.89%	—		—
Class B	25.33%	19.62%		7.30%	—		—
Class C	25.29%	19.32%		7.16%	—		—
Class I	—	—		—	16.46%		—
Class M	25.63%	—		—	—		22.40%
Class Q	26.37%	20.42%		8.18%	—		—
MSCI EM IndexSM(5)	35.00%	28.11	%(6)	13.18%	17.73	%(7)	30.26	%(8)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Emerging Countries Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund's performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

* Prior to October 31, 2001, the MSCI EM IndexSM did not include the deduction of withholding taxes.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) Reflects deduction of the maximum Class M sales charge of 3.50%.

(5) The MSCI EM IndexSM is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(6) Net return for index is shown from November 1, 2001.

(7) Since inception performance for index is shown from January 1, 2006.

(8) Since inception performance for index is shown from August 1, 2002.

Prior to March 1, 2005, the Fund was advised by a different sub-adviser.

ING FOREIGN FUND

PORTFOLIO MANAGERS' REPORT

The ING Foreign Fund (the "Fund") seeks long-term growth of capital. The Fund is managed by Rudolph-Riad Younes, CFA, Senior Vice President and Head of International Equity and Richard Pell, Senior Vice President and Chief Investment Officer, Julius Baer Investment Management LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2006, the Fund's Class A shares, excluding sales charges, provided a total return of 28.39% compared to the Morgan Stanley Capital International — Europe, Australasia and Far East® Index ("MSCI EAFE® Index"), which returned 27.52% for the same period.

Portfolio Specifics: Positions in Russia, Poland and Turkey positively impacted performance. Within Russia, our position in the nation's largest bank, OAO Sberbank RF was a top contributor to results. Positions in OAO Gazprom and OAO LUKOIL, the country's biggest producers of natural gas and oil, were among top contributors. Additionally, our position in MMC Norilsk Nickel, the world's largest nickel and palladium producer, proved beneficial.

Powszechna Kasa Oszczednosci Bank Polski SA and Bank Pekao, the two largest lenders in Poland, exhibited strong results. Additionally, one of the banking positions held in Turkey, Akbank T.A.S. was a positive contributor. In the Czech Republic, however, shares of Komercni Banka, the third-largest Czech bank which is controlled by Societe Generale of France, underperformed the MSCI EAFE® Index. We have been optimistic about the prospects for emerging markets which have averaged between 15-20% of the strategy. In particular we have focused on the emerging markets of Eastern and Central Europe amid the drive to reunite Europe.

Our underweight to Japan, the weakest performer of the major developed markets, was supportive to results. While we were underweight in Asia overall, we were overweight within Continental Europe, which we believe offers more attractive valuations.

In the UK, stock selection had a positive impact on performance. Within Continental Europe, holdings in cement, airports and banks were positive contributors to results. Our positions in Lafarge (France) and Holcim (Switzerland), the world's #1 and #2 cement makers respectively, exhibited strong results. Our position in Fraport, the operator of the Frankfurt airport, was also a top contributor. Roche Holding (Switzerland), the world's largest maker of cancer medicines, exhibited positive performance over the period, but underperformed the benchmark. Endesa, Spain's largest power company enjoyed very strong performance over the period as a result of takeover bids for the company. Unfortunately, while we held the shares during the earlier part of the reporting period, we had sold our position in February. This negatively impacted relative results versus the benchmark. KKR Private Equity Investors LP is a publicly traded buyout fund that invests its assets primarily in private equity investments sponsored by Kohlberg Kravis Roberts & Co. The position, which trades on the Amsterdam exchange, was purchased within the Fund in May. These shares have declined since purchase, but given the long-term nature of this investment, we have maintained this position. Also, another factor detracting from results was that the position held in cash equivalents.

Current Strategy and Outlook: Looking forward, we remain enthusiastic toward the long-term opportunities within the emerging markets of Eastern and Central Europe. We view the region as having made significant improvements on many fronts, encouraged by the prospect of European Union membership and possible inclusion into the Eurozone. India is another market which we have recently increased exposure. We see the market as offering long term growth potential, particularly within the banking sector, which should benefit from an increase in loan volumes.

We believe Continental Europe remains relatively strong and our focus continues to be on those industries most prone to a wave of restructuring, mergers and acquisitions taking place. In Germany, we have been focused on companies that will likely benefit from what we expect to be a strengthening domestic economy. We remain underweight the United Kingdom. We continue to be concerned about the UK's growth prospects and the impact this may have on the corporate sector. Much like the United States, the UK has high consumer debt and a declining savings rate which presents potential vulnerability for the UK consumer.

Japan still poses valuation concerns for us. While many companies have undergone structural changes, we've also witnessed this trend in Europe, where individual situations offer more compelling opportunities.

Top Ten Industries*
as of October 31, 2006
(as a percent of net assets)

Banks	24.5%
Telecommunications	7.6%
Oil & Gas	4.5%
Pharmaceuticals	4.3%
Building Materials	4.0%
Food	3.5%
Mining	3.5%
Holding Companies - Diversified	3.0%
Engineering & Construction	2.9%
Retail	2.6%

*  Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

ING FOREIGN FUND

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended October 31, 2006
	1 Year	Since Inception of Class A July 1, 2003	Since Inception of Class B July 8, 2003
Including Sales Charge:
Class A(1)	21.03%	19.63%	—
Class B(2)	22.40%	—	19.38%
Class C(3)	26.43%	—	—
Class I	28.67%	—	—
Class Q	28.47%	—	—
Excluding Sales Charge:
Class A	28.39%	21.77%	—
Class B	27.40%	—	19.98%
Class C	27.43%	—	—
Class I	28.67%	—	—
Class Q	28.47%	—	—
MSCI EAFE® Index(4)	27.52%	24.13%	24.13	%(5)

Average Annual Total Returns for the Periods Ended October 31, 2006
	Since Inception of Class C July 7, 2003		Since Inception of Class I September 8, 2003		Since Inception of Class Q July 10, 2003
Including Sales Charge:
Class A(1)	—		—		—
Class B(2)	—		—		—
Class C(3)	20.08%		—		—
Class I	—		21.31%		—
Class Q	—		—		21.48%
Excluding Sales Charge:
Class A	—		—		—
Class B	—		—		—
Class C	20.08%		—		—
Class I	—		21.31%		—
Class Q	—		—		21.48%
MSCI EAFE® Index(4)	24.13	%(5)	23.67	%(6)	24.13	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Foreign Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund's performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(5) Since inception performance for index is shown from July 1, 2003.

(6) Since inception performance for index is shown from September 1, 2003.

ING GREATER CHINA FUND

PORTFOLIO MANAGERS' REPORT

The ING Greater China Fund (the "Fund") seeks long-term capital appreciation. The Fund is managed by Nick Toovey, CFA, Bratin Sanyal, Oscar Leung Kin Fai, CFA and Michael Hon Lung Chiu, CFA, ING Investment Management Asia/Pacific (Hong Kong) Limited — the Sub-Adviser.

Performance: Since the Fund's inception on December 21, 2005 through October 31, 2006, the Fund's Class A shares, excluding sales charges, provided a total return of 24.90% compared to the Morgan Stanley Capital International ("MSCI") All Countries Golden Dragon Index, which returned 19.34% for the same period. The MSCI All Countries Golden Dragon Index is an aggregate of the MSCI Hong Kong Index, the MSCI China Free Index and the MSCI Taiwan Index.

Portfolio Specifics: The Fund benefited from its overweight in China during the reporting period as China outperformed the region. China this year reported a strong set of macroeconomic figures with its gross domestic product ("GDP") growing more than 10% year over year for 3 prior quarters to September 30, 2006.

To moderate this growth, China's central bank, the People's Bank of China, raised interest rates by 0.27% in August, and also required that commercial banks increase their reserve ratio in order to dampen lending growth. As a result, economic growth in China started to moderate with money supply and fixed asset investment growth slowing down in the second half of 2006. With a rising trade surplus and a resilient export sector the Chinese government also allowed its currency, the renminbi, to appreciate more quickly against the U.S. dollar during the period.

In Hong Kong, GDP growth remained above 5% for the period. Local politics in Taiwan remained deadlocked in the second half of the year after the Pan-Blue Coalition parties failed to recall President Chen Shui-bian. Global headwinds in the technology sector also hurt the island's performance. GDP growth in Taiwan slowed from 6.4% for the year ending December 31, 2005 to 4.6% for the year ending June 30, 2006, due to a decline in consumer confidence.

An overweight position in Chinese real estate and good stock selection within the sector benefited the Fund. In particular, the overweight in China Overseas Land & Investment Ltd. was one of the major contributors to the portfolio. Likewise, an overweight in the Taiwan hardware and equipment sector helped raise the return on the Taiwan section of the portfolio. In particular, the overweight in Foxconn Technology contributed positively to performance. An overweight and good stock selection in the Hong Kong banks industry group including Bank of East Asia also generated outperformance.

The portfolio started to invest in the China A share market through warrants during the reporting period, with a net overweight position in China Merchants Bank 'A' share. The company benefited from the listing of its H share in Hong Kong and the overweight position added value to the portfolio.

By contrast, an underweight position in Chinese telecommunications acted as a drag, as the sector appreciated as companies such as China Mobile reported better-than-expected earnings. An overweight position in some personal computer related technology companies such as Lite-On Technology also hurt the Fund.

Current Strategy and Outlook: Uncertainties regarding the sustainability of China's economic growth remain, although the overall sentiment towards Chinese stocks has improved recently. Macroeconomic numbers such as fixed asset investment and industrial production growth have further moderated recently, which may ease investor's concerns about economic overheating. The continuous appreciation of the renminbi and the increase in quotas are likely to help Hong Kong-listed Chinese shares.

Export growth in both China and Hong Kong remain strong. Domestic consumption confidence in Hong Kong is steady, supported by stable asset prices and improving employment conditions. In Taiwan, the continuous political struggle between the country's President Chen and opposition parties has impacted domestic consumer sentiment. Nevertheless, we believe the long-term outlook for Taiwan is positive, especially if the current political deadlock comes to some form of resolution. We maintain a neutral outlook on Taiwan and await further clarity of the country's political environment.

Top Ten Industries
as of October 31, 2006
(as a percent of net assets)

Real Estate	15.9%
Banks	13.2%
Semiconductors	11.4%
Diversified Financial Services	7.0%
Insurance	7.0%
Computers	6.6%
Telecommunications	6.5%
Electronics	5.8%
Oil & Gas	4.5%
Holding Companies - Diversified	3.6%

Portfolio holdings are subject to change daily.

ING GREATER CHINA FUND

PORTFOLIO MANAGERS' REPORT

Cumulative Total Returns for the Periods Ended October 31, 2006
	Since Inception of Class A December 21, 2005		Since Inception of Class B January 6, 2006		Since Inception of Class C January 11, 2006		Since Inception of Class I May 8, 2006
Including Sales Charge:
Class A(1)	17.72%		—		—		—
Class B(2)	—		12.17%		—		—
Class C(3)	—		—		15.49%		—
Class I	—		—		—		(2.65)%
Excluding Sales Charge:
Class A	24.90%		—		—		—
Class B	—		17.17%		—		—
Class C	—		—		16.49%		—
Class I	—		—		—		(2.65)%
MSCI All Countries Golden Dragon Index(4)	18.92	%(5)	18.92	%(5)	18.92	%(5)	2.07	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Greater China Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund's performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%.

(3) Reflects deduction of the Class C deferred sales charge of 1%.

(4) The MSCI All Countries Golden Dragon Index is a broad-based, unmanaged index of common stocks traded in China, Hong Kong and Taiwan.

(5) Since inception performance for the index is shown from January 1, 2006.

(6) Since inception performance for the index is shown from May 1, 2006.

ING INDEX PLUS INTERNATIONAL EQUITY FUND

PORTFOLIO MANAGERS' REPORT

The ING Index Plus International Equity Fund (the "Fund") seeks to outperform the total return performance of the Morgan Stanley Capital International Europe, Australasia and Far East® Index ("MSCI EAFE®" Index) while maintaing a market level of risk. The Fund is managed by Carl Ghielen and Martin Jansen, Portfolio Managers, at ING Investment Management Advisors B.V. — the Sub-Adviser.

Performance: Since the Fund's inception on December 21, 2005 through October 31, 2006, the Fund's Class A shares, excluding sales charges, provided a total return of 16.80% compared to the MSCI EAFE® Index, which returned 19.39% for the same period.

Portfolio Specifics: The Fund's strategy is designed to add value to the MSCI EAFE® benchmark through bottom-up security selection on the basis of customized sector models, while maintaining approximate benchmark weights of countries/regions, sectors and industries represented in the benchmark. The active risk is substantially controlled by the relatively large number of securities in the portfolio (between 300 and 400). As a first step, the best ranked 200 stocks are selected for inclusion across countries, sectors and industries. To ensure that appropriate MSCI EAFE® weights and an index-like profile are maintained, an additional 140-230 of the next most attractive securities are added. The Fund is rebalanced monthly to preserve the desired tilt to stocks ranking well in the models, while maintaining benchmark-like characteristics.

The Fund underperformed its benchmark during the period. Apart from the negative impact of residual cash in a strongly rising market, this underperformance was mostly due to security selection. The predictive power of the individual factors included in the models substantially determines stock selection in each sector and country/region. The models generally worked well in selecting stocks in Europe and Asia Pacific ex-Japan, but acted as a drag in Japan.

During the period, positions within financials had the largest negative impact, largely due to the factor measuring change in return on invested capital. Japanese consumer finance stock Aiful acted as the biggest drag. The earnings and cash flow variables used in the health care sector also hurt the Fund, as did the earnings momentum and price reversal factors in the consumer discretionary services sub-sector.

By comparison, the Fund's ranking model in materials proved especially effective as earnings, cash flow and dividend-yield factors contributed to performance. European steel producers ThyssenKrupp AG (Germany) and Arcelor (Luxembourg) were notable individual contributors. Successful selection in the utility sector was driven by the Earnings before Interest, Tax, Depreciation, and Amortisation/Enterprise Value ("EBITDA/EV") and Enterprise Value/Earnings Before Income and Tax ("EV/EBIT") factors in the model.

Current Strategy and Outlook: By design, the Fund maintains weights approximate to its benchmark and stock selection is a function of the sector/industry ranking models. Portfolio construction and risk controls are utilized to seek to ensure the Fund's characteristics are within an acceptable band around the benchmark. The Fund may have individual positions up to 1.00% greater than the benchmark, while, for risk control purposes, the maximum allowable underweight per security is 0.50%. Within this context, the Fund currently has a modest tilt towards lower-valuation and smaller-capitalization stocks and has a modest focus on stocks linked primarily to local economies. The current portfolio of stocks generated an historic earnings growth similar to the MSCI EAFE®, and carries a similar dividend yield.

Top Ten Industries
as of October 31, 2006
(as a percent of net assets)

Banks	19.2%
Oil & Gas	6.9%
Telecommunications	6.8%
Pharmaceuticals	6.0%
Electric	4.6%
Insurance	4.6%
Iron/Steel	4.0%
Food	3.9%
Retail	3.6%
Auto Manufacturers	3.3%

Portfolio holdings are subject to change daily.

ING INDEX PLUS INTERNATIONAL EQUITY FUND

PORTFOLIO MANAGERS' REPORT

Cumulative Total Returns for the Periods Ended October 31, 2006
	Since Inception of Class A & I December 21, 2005		Since Inception of Class B & C January 12, 2006
Including Sales Charge:
Class A(1)	10.08%		—
Class B(2)	—		6.51%
Class C(3)	—		10.31%
Class I	17.00%		—
Excluding Sales Charge:
Class A	16.80%		—
Class B	—		11.51%
Class C	—		11.31%
Class I	17.00%		—
MSCI EAFE® Index(4)	18.94	%(5)	18.94	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus International Equity Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund's performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(5) Since inception performance for the index is shown from January 1, 2006.

ING INTERNATIONAL FUND

PORTFOLIO MANAGERS' REPORT

The ING International Fund (the "Fund") seeks long-term growth of capital through investment in equity securities and equity equivalents of companies outside the U.S. The Fund was managed by Philip A. Schwartz, CFA and Richard T. Saler, through April 28, 2006 at which time Uri Landesman, Senior Vice President and Head of International Equity became responsible for the day-to-day management for the Fund — ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended October 31, 2006, the Fund's Class A shares, excluding sales charges, provided a total return of 22.12% compared to the Morgan Stanley Capital International — Europe, Australasia and Far East® Growth Index ("MSCI EAFE® Growth Index") and the Morgan Stanley Capital International — Europe, Australasia and Far East® Index ("MSCI EAFE® Index") which returned 24.04% and 27.52%, respectively for the same period.

Portfolio Specifics: The first half of the reporting period saw both business and investor confidence rising in Europe and Japan, resulting in improved economic prospects reflected in a strong advance of cyclically sensitive sectors. Regional positioning proved successful, with the Fund benefiting from an allocation to emerging markets stocks. A move from an underweight of Developed Asia to a modest overweight position added to performance, as did an underweight position in Europe. Stock selection was particularly beneficial within Developed Asia and Japan during the first half of the reporting period. While the sector strategy reacted negatively, the Fund was helped by successful stock selection in financials and telecom services. This result was offset, however, by an underweight position in industrials. Health care, energy and utilities acted as the biggest drag on performance.

As of May 1, 2006, Uri Landesman began managing the portfolio. He restructured the portfolio and adopted a large-cap growth investment tilt in line with the MSCI EAFE® Growth Index. The second half of the reporting period was more volatile, with May and June experiencing a sharp sell-off in what the market perceived to be riskier assets, particularly emerging markets. However, markets seemed to stabilize after this period. Value was added in the second half of the reporting period by an underweight position in Japan, while an underweight European position hurt the Fund. Stock selection in Europe was particularly successful. This was partially offset by a negative stock selection in Japan and Developed Asia.

On a sector basis, holdings in industrials and consumer staples added significantly to the Fund's value, as did health care and materials stocks, while consumer discretionary, energy and financials stocks negatively impacted the Fund.

Sector allocation also hurt the Fund as an overweight in information technology and overweight financials position acted as a drag. By contrast, underweight positions in industrials and energy contributed positively.

On an individual security basis, Anglo American, a global natural resource company domiciled in the UK, benefited the Fund as copper and zinc prices reached record levels. Sweden's Nordea Bank also helped as the company announced higher profits and a dividend increase.

By comparison, Japanese financial company Mitsubishi UFJ Financial Group hurt the Fund in a weak Asian banking sector. Another notable negative contributor was Solomon Systech International, a Hong Kong semiconductor company, after increased competition capped its future growth prospects.

Current Strategy and Outlook: The portfolio manager utilizes two screens to rank stocks in their investable universe. One compares all the stocks in the universe on their individual merits, while the other compares stocks in each country. The fundamental research team focuses on names which we believe are appearing in the first three deciles of both screens. The portfolio maintains holdings in emerging markets, based on superior growth prospects. We maintain an overweight position in information technology and are underweight energy and utilities. While we consider the market backdrop to be positive, we do expect greater volatility in the months ahead.

Top Ten Industries
as of October 31, 2006
(as a percent of net assets)

Banks	13.5%
Pharmaceuticals	10.3%
Mining	8.9%
Insurance	5.2%
Real Estate	4.7%
Machinery - Diversified	4.3%
Agriculture	3.9%
Food	3.8%
Beverages	3.6%
Diversified Financial Services	3.1%

Portfolio holdings are subject to change daily.

ING INTERNATIONAL FUND

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended October 31, 2006
	1 Year	5 Year	10 Year	Since Inception of Class B August 22, 2000
Including Sales Charge:
Class A(1)	15.09%	9.65%	7.57%	—
Class B(2)	16.23%	9.58%	—	2.16%
Class C(3)	20.25%	9.88%	—	—
Class I	22.56%	—	—	—
Class Q	22.38%	10.93%	—	—
Excluding Sales Charge:
Class A	22.12%	10.94%	8.21%	—
Class B	21.23%	9.86%	—	2.16%
Class C	21.25%	9.88%	—	—
Class I	22.56%	—	—	—
Class Q	22.38%	10.93%	—	—
MSCI EAFE® Growth Index(4)	24.04%	12.26%	4.62%	1.56	%(5)
MSCI EAFE® Index(8)	27.52%	14.56%	7.34%	5.31	%(5)

Average Annual Total Returns for the Periods Ended October 31, 2006
	Since Inception of Class C September 15, 2000		Since Inception of Class Q February 26, 2001		Since Inception of Class I January 15, 2002
Including Sales Charge:
Class A(1)	—		—		—
Class B(2)	—		—		—
Class C(3)	3.03%		—		—
Class I	—		—		11.25%
Class Q	—		5.79%		—
Excluding Sales Charge:
Class A	—		—		—
Class B	—		—		—
Class C	3.03%		—		—
Class I	—		—		11.25%
Class Q	—		5.79%		—
MSCI EAFE® Growth Index(4)	1.56	%(5)	6.37	%(6)	11.41	%(7)
MSCI EAFE® Index(8)	5.31	%(5)	8.74	%(6)	14.10	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund's performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 1%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The MSCI EAFE® Growth Index is an unmanaged index that measures the performance in 20 countries within Europe, Australasia and the Far East with a greater-than-average growth orientation. The MSCI EAFE® Growth Index more closely tracks the types of securities in which the Fund invests than the MSCI EAFE® Index.

(5) Since inception performance for the index is shown from September 1, 2000.

(6) Since inception performance for the index is shown from March 1, 2001.

(7) Since inception performance for the index is shown from January 1, 2002.

(8) The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Prior to July 26, 2000, the Fund was advised by a different sub-adviser.

ING INTERNATIONAL CAPITAL APPRECIATION FUND

PORTFOLIO MANAGERS' REPORT

The ING International Capital Appreciation Fund (the "Fund") seeks capital appreciation. The Fund is managed by a team of investment professionals led by Thomas R.H. Tibbles, CFA, Barry A. Lockhart, CFA, Trevor Graham, CFA, and Patrick Tan, Hansberger Global Investors, Inc. — the Sub-Adviser.

The Fund invests in industry leaders that we believe have the ability to generate sustainable earnings growth. Our analytical resources are dedicated to those companies that have demonstrated sustainable competitive advantages in their industries.

Performance: Since the Fund's inception on December 21, 2005 through October 31, 2006, the Fund's Class A shares, excluding sales charges, provided a total return of 13.90% compared to the Morgan Stanley Capital International All Country World ex-U.S. Index ("MSCI ACWI ex US Index"), which returned 18.77% for the same period.

Portfolio Specifics: Since the Fund's inception in late 2005, it has been a period of positive equity performance. All regions and sectors within the MSCI ACWI ex US Index have posted positive returns, with Europe and the Pacific Ex-Japan regions being especially strong while the Japanese region has trailed. From a sector perspective, defensive areas such as utilities and consumer staples have been strong performing sectors, along with the more economically sensitive sectors such as materials.

Within the Fund itself, all sectors and major regions have posted positive returns over the period under review. On an absolute and relative basis the Pacific Ex-Japan region has been the Fund's best performing region, primarily reflective of strong security selection (e.g., Foxconn International Holdings +58.1% and Esprit +33.9%), and the Fund's overweight to this strong performing region. Though absolute performance in Europe has been strong (+21.8%), on a relative basis, it has been one of the main detractors from relative performance driven primarily from negative security selection (e.g., SES Global -2.3% and Carnival -0.2%). The Fund's underweight to Japan has also been additive to performance during the period since the region has been by far the weakest performing region, although this was mostly offset by unfavorable stock selection.

All economic sectors have provided positive absolute performance. Positive stock selection was recorded in six of the ten sectors, more than offset however by being underweight in the strong materials, telecommunications and utilities sectors and overweight in the weak technology sector. Examples of sectors with favorable stock selection were consumer staples (e.g., Tesco +36.1%), and information technology (e.g., Infosys +43.0%). Examples of sectors with adverse stock selection were healthcare (e.g., Teva approximately -24.8%) and materials (e.g., Nitto Denko approximately -23.3%). Given that the Fund was established during a period of strong equity market performance, cash contributions have had a significant negative impact on performance.

Current Strategy and Outlook: From an overall perspective, it is our opinion that the risk/return profile of equities remains positive over the foreseeable future. Our research leads us to believe that equity valuations remain compelling, given the strong recovery in global corporate profitability and modest global growth outlook combined with low inflation. According to our internal research, Europe has now overtaken the U.S. and Japan from a cyclical profitability perspective, which bodes well for the Fund's relative overweight in this region, particularly at the expense of Japan. Japan has recovered to what we consider a more "normal" economic level of corporate profitability, however the potential future risks include fiscal tightening, a rising yen and possible regional political instability. The Fund's management team has logged many flight hours in 2006 to countries such as China, Russia, Korea, Japan, the U.K. and France in constant watch of our high quality universe of companies, in order to take advantage of opportunities to add stocks of these companies to the Fund at reasonable valuation levels.

Top Ten Industries
as of October 31, 2006
(as a percent of net assets)

Banks	17.9%
Oil & Gas	6.1%
Pharmaceuticals	5.6%
Hand/Machine Tools	4.3%
Telecommunications	4.3%
Semiconductors	3.8%
Chemicals	3.7%
Electrical Components & Equipment	3.7%
Insurance	3.5%
Auto Parts & Equipment	3.1%

Portfolio holdings are subject to change daily.

ING INTERNATIONAL CAPITAL APPRECIATION FUND

PORTFOLIO MANAGERS' REPORT

Cumulative Total Returns for the Periods Ended October 31, 2006
	Since Inception of Class A & I December 21, 2005		Since Inception of Class B January 9, 2006		Since Inception of Class C January 24, 2006
Including Sales Charge:
Class A(1)	7.35%		—		—
Class B(2)	—		3.73%		—
Class C(3)	—		—		9.31%
Class I	14.30%		—		—
Excluding Sales Charge:
Class A	13.90%		—		—
Class B	—		8.73%		—
Class C	—		—		10.31%
Class I	14.30%		—		—
MSCI ACWI ex US IndexSM(4)	18.56	%(5)	18.56	%(5)	10.85	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Capital Appreciation Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund's performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4) The MSCI ACWI ex US IndexSM measures the returns of equities of companies which are domiciled outside the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(5) Since inception performance for the index is shown from January 1, 2006.

(6) Since inception performance for the index is shown from February 1, 2006.

ING INTERNATIONAL REAL ESTATE FUND

PORTFOLIO MANAGERS' REPORT

The ING International Real Estate Fund (the "Fund") seeks to provide investors with high total return. The Fund is managed by T. Ritson Ferguson, Chief Investment Officer, CFA and Steven D. Burton, Managing Director, CFA, Portfolio Managers, ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: For the period from February 28, 2006, the Fund's inception, through October 31, 2006, the Fund's Class A shares, excluding sales charges, provided a total return of 16.94% compared to the Standard & Poor's/Citigroup World Property Index ex-U.S. ("S&P/Citigroup World Property Index, ex US") which returned 19.69% for the same period.

Portfolio Specifics: By region, Europe was the strongest performer over this time period (inception date of the Fund through October 31, 2006) with up 28.3% total return followed by the Asia-Pacific region up 15.1%. Within Europe, the United Kingdom property stocks were up 30.6% versus property stocks in Europe which were up 26.6%. Under-performance versus the benchmark was generated primarily by cash drag and an underweight in the Spanish property companies which were up 63.1% over this time period. The Spanish property companies benefited from a wave of consolidation which saw a number of takeover announcements of existing listed companies at sharp premiums to trading prices prior to the announcements. The Fund's underweight in Spain caused relative under-performance as a result despite investment positions in some of the companies which were taken private, including Inmobiliaria Colonial (Barcelona-based office company) and Parquesol Inmobiliaria, a diversified company engaged in the residential, office and retail property types. Bright spots included stock picking in Japan, Hong Kong and Canada, including overweights in Tokyo-based office/condominium company Sumitomo Realty, China residential developers Guangzhou R&F Properties and Agile Property Holdings, and Summit Real Estate Invest Trust ("REIT") (a Canadian warehouse company), all of which out-performed. Global themes for the period included continued yield compression, mergers and acquisitions activity, syndicate activity (new companies being formed or existing companies raising new equity) and improving property fundamentals. The strongest performers for the period were Spain up 63.1%, Singapore up 37.2%, France up 34.8% and the U.K. up 30.6%, all of which are seeing improvements in property fundamentals, especially in the office sector which is showing a combination of higher rents and lower vacancies. Property stocks in the United Kingdom are additionally benefiting from the anticipation of the introduction of the REIT structure beginning January 1, 2007. Many of the major U.K. listed property companies have announced an intention to convert to a REIT structure next year which should generally cause dividend levels to be increased by those companies that are converting.

Current Strategy and Outlook: International property companies continue to benefit from a combination of improving property fundamentals, yield compression and M&A activity, all of which have underpinned strong performance over the past year and which we believe should continue to serve as positive factors looking forward. Investment themes include investing in higher growth regions of the world, including the Asia-Pacific rim, and looking for opportunities in select markets which are currently under-represented in the listed markets but which show strong property fundamentals. By property type, the Fund strategy will attempt to benefit from generally improving property conditions globally, including the office sector which is generally firming in major markets around the world. Through an average 2% — 3% dividend yield plus 6% to 9% prospective annual earnings growth, we believe international property stocks continue to be well-positioned to conservatively deliver attractive total returns over the next several years.

Top Five Industries*
as of October 31, 2006
(as a percent of net assets)

Real Estate Operation/Development	37.9%
Property Trust	16.1%
Real Estate Management/Services	11.5%
REITS - Diversified	9.0%
REITS - Shopping Centers	5.5%

*  Excludes short-term investments related to U.S. government agency obligations.

Portfolio holdings are subject to change daily.

ING INTERNATIONAL REAL ESTATE FUND

PORTFOLIO MANAGERS' REPORT

Cumulative Total Returns for the Periods Ended October 31, 2006
	Since Inception of Classes, A, B, C & I February 28, 2006
Including Sales Charge:
Class A(1)	10.22%
Class B(2)	11.38%
Class C(3)	15.31%
Class I	17.23%
Excluding Sales Charge:
Class A	16.94%
Class B	16.38%
Class C	16.31%
Class I	17.23%
S&P/Citigroup World Property Index, ex U.S.(4)	19.17	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Real Estate Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund's performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4) The S&P/Citigroup World Property Index, ex U.S., is an unmanaged market-weighted total return index which consists of many companies from developed markets, excluding the United States, whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

(5) Since inception performance for the index is shown from March 1, 2006.

ING INTERNATIONAL SMALLCAP FUND

PORTFOLIO MANAGERS' REPORT

ING International Small Cap Fund (the "Fund") seeks maximum long-term capital appreciation. The Fund is managed by John Chisholm, CFA, Executive Vice President and Co-Chief Investment Officer and Matthew J. Cohen, CFA, Senior Vice President and Portfolio Manager, Acadian Asset Management, Inc. — the Sub-Adviser.

Performance: For the year ended October 31, 2006, the Fund's Class A shares, excluding sales charges, provided a total return of 25.91% compared to the Morgan Stanley Capital International — Europe, Australasia and Far East Small Cap Index ("MSCI EAFE® SmallCap Index"), which returned 23.41% for the same period.

Portfolio Specifics: Generally good stock selection more than offset unfavorable country positioning during the year ended October 31, 2006. In particular the following investments helped the Fund's performance.

Germany: Stock selection in this market was positive for return, driven by positions in steel producer Salzgitter and capital equipment holding SolarWorld. The overweighted country allocation also added to return, with the German market as a whole outpacing the benchmark notably as steady global demand yielded solid results for many companies.

Australia: Stock-level performance more than offset a smaller amount of value lost to an overweighted country allocation in Australia. Metals and mining firm Zinifex was the top contributor to active return, benefiting from the higher zinc prices that have resulted from continued pressure on already tight supplies.

China: The allocation to China was also a significant contributor to value added. Most successful for the Fund were positions in energy holding CNPC and Angang New Steel.

Japan: Stock selection combined successfully with an underweighted country positioning in Japan. Distributor Marubeni, electronics maker Fujikura and several holdings in the materials sector added notably to active return.

Switzerland: The Fund's Swiss stock selection also resulted in positive active return, although this was slightly offset by a small amount of value lost to underweighting the market. Driving stock-level performance was insurer Baloise, which rose notably amid acquisition speculation. Capital equipment holding Geberit was also a strong performer for the Fund.

The following investments detracted from the Fund's performance for the year ended October 31, 2006.

Sweden: An unsuccessful country underweight was costly for the Fund, as the Fund missed opportunities to add value with benchmark drivers that included materials holding Boliden and several stocks in the finance sector.

Norway: An underweighted allocation was also detrimental in Norway, with the lack of exposure to the energy sector costing the Fund notably.

United Kingdom: The Fund's underweighted position in the U.K. combined with a smaller amount of value lost to stock selection for a negative result in this market. Selections in the services sector and lack of positioning in finance were significant detractors.

Singapore: Stock-level performance in Singapore was negative for return, and combined with a smaller amount of value, lost to the market underweight.

Denmark: Stock selection was negative for return, offsetting a smaller amount of return to the overweighted market positioning. The Fund was underweighted in machinery maker NKT and trucking company DSV, which were the most costly positions for return during the period.

Current Strategy and Outlook: Country weightings are driven by bottom-up stock selection. The Fund is currently overweighted in Germany and the Netherlands and actively allocated to Canada, Turkey, Korea and China. Significant underweightings include the U.K., Sweden, Norway and Japan. Our bottom-up process has led the Fund to focus on materials, durables and energy stocks.

Looking ahead, the global equity market outlook is fairly quiet. Valuations have leveled off from a cap-weighted index perspective. Within individual markets we still are finding valuation spreads and other anomalies that support successful stock selection. Overall, however, we see global equity markets on a neutral track for the next three to six months as several key issues remain in flux, including the impact of recent interest rate increases on key economies, the housing market slowdown in the U.S. and the direction of oil prices. There may be some negative impact in the near term, but our longer-term view is that significant global economic growth will resume in late 2007 into 2008.

We are positive on many markets in Europe. Fundamentals are solid while key economies have maintained moderate growth activity. Earnings expectations in the banking, telecom and materials sectors are driving these forecasts. Our short-term forecast for Japan remains negative, but we expect to see moderate growth over the longer term. Despite volatility seen earlier this year, fundamentals and growth outlooks are favorable in many emerging markets.

Top Ten Industries*
as of October 31, 2006
(as a percent of net assets)

Diversified Financial Services	7.6%
Iron/Steel	6.2%
Real Estate	5.0%
Mining	4.9%
Oil & Gas	4.6%
Transportation	4.5%
Commercial Services	4.4%
Retail	4.0%
Insurance	3.3%
Semiconductors	3.0%

*  Excludes short-term investments related to U.S. government agency obligations and securities lending collateral.

Portfolio holdings are subject to change daily.

ING INTERNATIONAL SMALLCAP FUND

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended October 31, 2006
	1 Year	5 Year		10 Year	Since Inception of Class I December 21, 2005
Including Sales Charge:
Class A(1)	18.68%	15.44%		15.64%	—
Class B(2)	20.10%	15.84%		15.62%	—
Class C(3)	24.09%	16.05%		15.59%	—
Class I	—	—		—	16.51%
Class Q	26.14%	17.13%		16.63%	—
Excluding Sales Charge:
Class A	25.91%	16.81%		16.33%	—
Class B	25.10%	16.06%		15.62%	—
Class C	25.09%	16.05%		15.59%	—
Class I	—	—		—	16.51%
Class Q	26.14%	17.13%		16.63%	—
MSCI EAFE® SmallCap Index(4)	23.41%	22.45	%(5)	7.41%	12.38	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International SmallCap Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund's performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

* Prior to October 31, 1998, the MSCI EAFE® SmallCap Index did not include the deduction of withholding taxes.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The MSCI EAFE® SmallCap Index is an unmanaged, market-weighted index that represents the smallcap segments in 21 developed equity markets outside of North America. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or fees of investing.

(5) Net return for index is shown from November 1, 2000.

(6) Since inception performance for the index is shown from January 1, 2006.

Prior to March 1, 2005, the Fund was advised by a different sub-adviser.

ING INTERNATIONAL VALUE FUND

PORTFOLIO MANAGERS' REPORT

The ING International Value Fund (the "Fund") seeks maximum long-term capital appreciation. The Fund is managed by Brandes Investment Partners, L.P. ("Brandes"), the Sub-Adviser. Brandes' Large Cap Investment Committee, comprised of Glenn R. Carlson, CFA, Chief Executive Officer, Brent V. Woods, CFA, Managing Director, William Pickering, CFA, Director, Amelia Maccoun Morris, CFA, Director, Douglas C. Edman, CFA, Director — Investments W. James Brown, CFA, Directors Keith Colestock, CFA, Director and Brent Fredberg, Senior Analyst, is responsible for making the day-to-day investment decisions for the Fund.

Performance: For the year ended October 31, 2006, the Fund's Class A shares, excluding sales charges, provided a total return of 27.64% compared to the Morgan Stanley Capital International — Europe, Australasia and Far East® Index ("MSCI EAFE® Index"), which returned 27.52% for the same period.

Portfolio Specifics: Advances among the Fund's holdings in the commercial banks, food & staples retailing, and diversified telecom services industries had the most substantial impact on returns during the year ended October 31, 2006. Top-performing positions in these industries included Banca Intesa (Italy — commercial banks), WM Supermarkets (United Kingdom — food & staples retailing), and Portugal Telecom (Portugal — diversified telecom services). Other industries posting positive results included the insurance and electrical utilities industries, where positions such as Zurich Financial Services (Switzerland — insurance) and Electricite de France (France — electric utilities) experienced share price appreciation. Gains for holdings in the automobiles and multiline retail industries also contributed to positive relative performance.

Stock-specific declines for Fund holdings such as Nortel Networks (Canada — communications equipment) and Takefuji (Japan — consumer finance) weighed on results. Stock selection (as a result of our stock-specific investment process) and the Fund's overweighting in the diversified telecom services, communications equipment, and the electronics equipment & instruments industries relative to the MSCI EAFE® Index detracted from relative performance.

From a country perspective, gains for securities based in the United Kingdom, Japan and Germany made notable contributions to returns, including advances for Marks & Spencer (United Kingdom — multiline retail), Daiichi Sankyo (Japan — pharmaceuticals), and Volkswagen (Germany — automobiles). Holdings domiciled in the Netherlands also helped boost performance.

During the period, our company-specific research and analysis dictated a number of changes. We sold holdings as their prices climbed toward our estimates of their intrinsic values, including Mitsubishi Heavy Industries (Japan — machinery), Sumitomo Mitsui Financial Group (Japan), and Matsushita Electric Industrial (Japan — household durables).

We redeployed the proceeds from these sales into companies that we believe offer a greater margin of safety — or a larger difference between our estimate of their underlying value and their current stock price. Among the companies we purchased in the period were: United Microelectronics (Taiwan — semiconductors & semiconductor equipment), Electricite de France (France — electric utilities), and Compass Group (United Kingdom — hotels, restaurants, & leisure).

Current Strategy and Outlook: During the year ended October 31, 2006, the Fund's country and industry exposures shifted slightly due to stock-specific buying and selling, as well as changes in the prices of holdings. For example, exposure to France and the food & staples retailing industry increased, while exposure to Japan and the commercial banks tended to decline. (Keep in mind that the Fund's weightings for industries and countries are not the product of "top-down" forecasts or opinions, but merely stem from our company-by-company search for compelling investment opportunities in markets around the world.)

Overall, while we offer no predictions regarding the short-term direction of international equity markets, we believe the Fund remains well positioned to deliver favorable long-term results. We acknowledge that many of the Fund's current holdings recently have posted significant gains. However, we believe that all holdings remain undervalued, and we expect them to realize appreciation as the market recognizes their true worth.

Top Ten Industries
as of October 31, 2006
(as a percent of net assets)

Telecommunications	26.1%
Food	16.0%
Banks	8.7%
Insurance	7.6%
Pharmaceuticals	7.2%
Electric	5.4%
Auto Manufacturers	4.7%
Miscellaneous Manufacturing	4.2%
Media	3.4%
Electrical Components & Equipment	2.9%

Portfolio holdings are subject to change daily.

ING INTERNATIONAL VALUE FUND

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended October 31, 2006
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	20.29%	14.99%	13.80%
Class B(2)	21.81%	15.33%	—
Class C(3)	25.71%	15.55%	13.69%
Class I	28.15%	16.83%	—
Class Q	27.82%	16.57%	—
Excluding Sales Charge:
Class A	27.64%	16.35%	14.47%
Class B	26.81%	15.56%	—
Class C	26.71%	15.55%	13.69%
Class I	28.15%	16.83%	—
Class Q	27.82%	16.57%	—
MSCI EAFE® Index(4)	27.52%	14.56%	7.34%

Average Annual Total Returns for the Periods Ended October 31, 2006
	Since Inception of Class B April 18, 1997		Since Inception of Class Q January 24, 2000		Since Inception of Class I June 18, 2001
Including Sales Charge:
Class A(1)	—		—		—
Class B(2)	12.81%		—		—
Class C(3)	—		—		—
Class I	—		—		13.09%
Class Q	—		9.96%		—
Excluding Sales Charge:
Class A	—		—		—
Class B	12.81%		—		—
Class C	—		—		—
Class I	—		—		13.09%
Class Q	—		9.96%		—
MSCI EAFE® Index(4)	7.56	%(5)	4.68	%(6)	10.95	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Value Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund's performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or fees of investing.

(5) Since inception performance for index is shown from May 1, 1997.

(6) Since inception performance for index is shown from February 1, 2000.

(7) Since inception performance for index is shown from July 1, 2001.

ING INTERNATIONAL VALUE CHOICE FUND

PORTFOLIO MANAGERS' REPORT

The ING International Value Choice Fund (the "Fund") seeks long-term capital appreciation. The Fund is managed by Paul J. Hechmer, Portfolio Manager, Tradewinds NWQ Global Investors, LLC(1) — the Sub-Adviser.

Performance: For the year ended October 31, 2006, the Fund's Class A shares, excluding sales charges, provided a total return of 18.82% compared to the Morgan Stanley Capital International — Europe, Australasia, Far East Index ("MSCI EAFE® Index"), which returned 27.52% for the same period.

Portfolio Specifics: For the year ended October 31, 2006, the Fund had a strong return from an absolute perspective but lagging the return of the MSCI EAFE® benchmark index. Regionally, European markets outperformed most Asian markets, the outperformance being compounded by stronger European currencies versus most Asian currencies, in particular the yen. All sectors produced double digit returns, however, some such as utilities and materials outperformed others such as telecommunications and the energy sector.

The year certainly exhibited volatility in various parts of the world and within various sectors and asset classes, however, in general the trend has been upwards. We have participated in a significant portion of that upside, however, we have also lagged somewhat through not having significant exposure to some of the better performing sectors, and by being underweight Europe relative to the benchmark MSCI EAFE® Index.

We had and continue to have low exposure to the financials sector, the largest benchmark sector and one of the better performing ones. This underweight hurt performance as did the poor performance of some of the names we held in the sector, such as Takefuji in Japan. We also suffered in the consumer discretionary sector from holding German pay TV company Premiere AG and Japanese apparel manufacturer Wacoal, and in the consumer staples sector from holding Northern Foods of the United Kingdom, a position we exited during the period. In addition, with rapidly rising markets, cash levels in the fund on a relative basis also detracted from performance.

Clearly within a diversified portfolio one would expect some areas of the portfolio to be working while others are not, and our exposure to the materials sector aided us over the period, even though we saw greatly increased volatility in the price of many commodities throughout the year. Our overweight to this sector remains, as we continue to find individual companies with significant assets trading at a discount to the realizable price of those assets. In addition, we were aided by exposure to the healthcare sector, through Daiichi Sankyo in Japan, and the strong performing utilities sector.

Current Strategy and Outlook: International markets have performed very strongly in recent years, and the last twelve months was no exception. We have been fairly conservatively positioned with exposure to what we believe are good defensive companies and those which we believe offer limited downside. We arrived at these positions by focusing on strong fundamentals and attractive absolute valuations. When markets were hitting all time highs in the late 1990s and the beginning of this decade, there was a broad discrepancy between the largest and most expensive companies and the rest of the market. This is no longer the case, with many companies looking similarly valued. In addition, in almost every global equity market corporate profits are hitting all time highs. While we do not foresee a significant pull back in equity markets across the globe and global investing allows us to be well diversified, we also believe that making money going forward will be harder than it has been in the past.

(1)  Effective April 3, 2006, sub-advisory responsibilities were transferred from NWQ Investment Management Company, LLC to Tradewinds, NWQ Global Investors, LLC.

Top Ten Industries*
as of October 31, 2006
(as a percent of net assets)

Mining	19.5%
Telecommunications	19.1%
Oil & Gas	8.5%
Electric	5.7%
Diversified Financial Services	3.6%
Media	3.2%
Auto Parts & Equipment	2.8%
Commercial Services	2.8%
Forest Products & Paper	2.8%
Miscellaneous Manufacturing	2.5%

*  Excludes short-term investments related to U.S. government agency obligations.

Portfolio holdings are subject to change daily.

ING INTERNATIONAL VALUE CHOICE FUND

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended October 31, 2006
	1 Year	Since Inception of Classes A and B February 1, 2005		Since Inception of Class C February 4, 2005		Since Inception of Class I December 21, 2005
Including Sales Charge:
Class A(1)	12.01%	10.92%		—		—
Class B(2)	12.77%	11.77%		—		—
Class C(3)	16.78%	—		13.93%		—
Class I	—	—		—		12.50%
Excluding Sales Charge:
Class A	18.82%	14.75%		—		—
Class B	17.77%	13.86%		—		—
Class C	17.78%	—		13.93%		—
Class I	—	—		—		12.50%
MSCI EAFE® Index(4)	27.52%	20.53	%(5)	20.53	%(5)	19.39	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Value Choice Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund's performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively for the 1 year and since inception return.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the one year return.

(4) The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or fees of investing.

(5) Since inception performance for index is shown from February 1, 2005.

(6) Since inception performance for index is shown from January 1, 2006.

ING RUSSIA FUND

PORTFOLIO MANAGERS' REPORT

The ING Russia Fund (the "Fund") seeks long-term capital appreciation through investment primarily in equity securities of Russian companies. The Fund is managed by Samuel Oubadia, Bernard Mignon and Jan-Wim Derks, ING Investment Management Advisors B.V. — the Sub-Adviser.

Performance: For the year ended October 31, 2006, the Fund's Class A shares, excluding sales charges, provided a total return of 66.65% compared to the Morgan Stanley Capital International Emerging Markets IndexSM ("MSCI EM IndexSM") and the Russian Trading System ("RTS") Index, which returned 35.00% and 73.59%, respectively, for the same period.

Portfolio Specifics: The period under review was highlighted by continued strength in the price of oil and other commodities. Oil prices reached their peak in late July and early August. It has since dropped quite sharply. Nevertheless, at current levels of U.S. $55.00 - U.S. $60.00/barrel, the Russian economy continues to perform quite well. This was generally positive for the Russian equity market as it is dominated by the energy sector. The market, as represented by the RTS Index, reached an all-time high in early May and then corrected quite sharply in May and June. However, by the end of the reporting period, the Russian market was only slightly below its record high. Russia outperformed most other Emerging Markets. The MSCI EM IndexSM returned 35.0% over the same period.

The most recent period has also been marked by some important developments regarding foreign exchange legislation. On July 1, the Russian government made Russia's currency, the ruble, fully convertible. While the move is a demonstration of the government's confidence in its own currency, the move also has some practical implications. We believe it will lead to increasing amounts of foreign money, and Russian money, moving into rubles. Previously, the Russian ruble had long been convertible to U.S. dollars within Russia. But it was not until 2006 that the currency could also be converted outside of the country. This change should help facilitate international business and increase the efficiency of both international and domestic companies.

One of Russia's large capitalization stocks that performed very well over the period was Sberbank. Russia's banking sector is still quite underdeveloped. As Russia's largest retail bank, Sberbank is in an excellent position to offer its retail clients products such as consumer lending, mortgages and asset management. The bank saw its share price soar 152.8% over the past year. The Fund increased its position in Sberbank in the middle of the period, and therefore benefited from its strong performance.

Another of the market's blue-chips that performed well was Norilsk Nickel. The mining giant benefited from the huge increase in both nickel and copper prices. The company has historically traded at a substantial discount to other large mining companies. However, after Norilsk Nickel's share price gained 94.1% over the past year, this discount has narrowed somewhat. Although the Fund held a fairly large position in Norilsk Nickel, the Fund was underweight as compared to its weighting in RTS Index through most of the reporting period. This hurt the relative performance of the Fund.

One of the few steel companies that did not perform well was Mechel. The company saw its shares fall 24.2% over the year after releasing financial results that were below consensus expectations. As the Fund held a small overweight position in Mechel, this hurt its relative performance.

Current Strategy and Outlook: The Fund will maintain its high exposure to the banking sector and the mobile telecommunications sector. We believe, both should benefit from the continued strong growth in personal consumption. Furthermore, we believe both sectors should also benefit from the move to full convertibility of the ruble. In fact, two of Russia's mobile operators have already moved from dollar-based pricing to ruble-based pricing.

The main risk to the Russian market is the risk of a global economic slowdown. This would have an adverse effect on the entire emerging markets asset class. However, the Russian market could suffer more than its peers due to its dependence on the energy and materials sectors. Nevertheless, we are encouraged by the fact that the market has performed quite well in spite of a fairly large drop in oil prices in September.

Top Ten Holdings
as of October 31, 2006
(as a percent of net assets)

LUKOIL	14.0%
Sberbank RF	12.4%
OAO Gazprom	10.3%
MMC Norilsk Nickel	5.3%
Unified Energy System	4.2%
NovaTek OAO GDR	4.0%
Surgutneftegaz	3.4%
Polyus Gold Co ZAO	3.2%
OAO Gazprom ADR	3.0%
Mobile Telesystems Finance SA	2.9%

Portfolio holdings are subject to change daily.

ING RUSSIA FUND

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended October 31, 2006
	1 Year		5 Year		10 Years
Including Sales Charge:
Class A(1)	57.08	(2)	45.90%		20.35%
Excluding Sales Charge:
Class A	66.65	%(2)	47.63%		21.07%
MSCI EM IndexSM(5)	35.00%		28.11	%(4)	—
RTS Index(5)	73.59%		53.51%		22.13%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Russia Fund against the indices indicated. Each index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

* The graph above illustrates the gross returns for the MSCI EM IndexSM for the first five years of the ten year period and net index returns for last five years of the ten year period.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Redemptions on shares held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds.

(3) The MSCI EM IndexSM is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or fees of investing.

(4) Net return for index is shown from November 1, 2001.

(5) The RTS Index is a capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia's most active stocks traded on the RTS. The index is operated by the National Association of Participants in the Securities Markets, a non-profit body.

ING EMERGING MARKETS FIXED INCOME FUND

PORTFOLIO MANAGERS' REPORT

The ING Emerging Markets Fixed Income Fund (the "Fund") seeks to maximize total return. The Fund is managed by Rob Drijkoningen, Emerging Markets Debt Team Leader and Gorky Urquieta, Senior Investment Manager, ING Investment Management Advisors B.V. — the Sub-Adviser.

Performance: Since the Fund's inception on December 21, 2005, through October 31, 2006, the Fund's Class A shares, excluding sales charges, provided a total return of 9.28% compared to the JPMorgan Emerging Markets Bond ("EMB") Index Global Diversified, which returned 8.88% for the same period.

Portfolio Specifics: For the ten-month period ended October 31, 2006, JPMorgan EMB Index Global Diversified's spread tightened by 0.44% to 2.03% on the back of several positive factors. These included an overall supportive global backdrop for global growth and commodity prices and low interest rates. This climate has propelled improving macroeconomic data across the emerging market universe and has been reflected in strong gross domestic product ("GDP") growth rates, sound fiscal accounts, current account surpluses, reserve accumulation, lower indebtedness ratios and historically low rates of inflation. As a reflection of these improving fundamentals, during the period, ten countries in the benchmark had their credit ratings upgraded, while none were downgraded. Technical factors have also remained supportive as institutional inflows into the asset class are on course to exceed US$20 billion in 2006, an all time high. As investors search for yield, the asset class is continuing to prove itself as an attractive investment alternative.

Positive macroeconomics have also allowed several countries to run fiscal surpluses, effectively lowering their financing needs. Underpinning this effect, a new liability management tendency has placed an emphasis on issuing debt denominated in local currencies, decreasing the supply of new bonds in external markets in the process. Further, prepayments have also played an important role this year, as mounting reserve accumulation has prompted some countries to payoff existing debt, further shrinking the supply of bonds available to investors.

Year-to-date through October, the Fund outperformed its benchmark by 0.40%. Country and instrument selection accounted for more than two-thirds of this positive performance, as the general strategy of being overweight higher-risk countries paid off.

Positions in Argentina and Dominican Republic, Latin America, the Philippines and Malaysia all benefited the Fund during the period. A significant overweight position in Argentina paid-off nicely as our GDP warrants and provincial bonds performed well. The Dominican Republic continued to post positive macroeconomic figures as its spreads compressed 1.61% through October, making it the second-best performing Treasury in the benchmark. The Philippines was the Fund's top contributor, as its added 0.26% of relative performance during the period. Zero exposure to Malaysia and South Africa, two countries that underperformed during the period, also benefited the Fund.

An allocation to attractively priced non-sovereign credits such as Province of Buenos Aires bonds also proved positive as the excess yields that these bonds provided have attracted investor interest. A largely neutral duration position with a bias towards shorter-term instruments benefited the Fund during the period.

By contrast, an overweight position in Russia acted as a drag as the country underperformed. Russian macroeconomic figures have continued to improve, but given the country's already low spread and high rating, the room for spread compression is limited. A small overweight position in Iraq also hurt the Fund. A deterioration in the country's political and security conditions caused the country's spreads to widen by 0.40% since the bonds were issued in January.

Current Strategy and Outlook: We maintain a positive outlook for emerging market debt as the fundamental drivers are still strong. We believe technical factors will also likely remain supportive as seasonal factors work in favor of the asset class toward year-end. We believe investors that are not yet aggressively positioned will likely continue to pour funds into emerging markets. Valuations are starting to become expensive in comparison with U.S. credit spreads and may be enough to give us pause. However, we don't foresee a risk of a meaningful spread widening in the near term given that credit ratings continue to improve, corroborating our positive fundamental assessment of the asset class.

Top Five Industries
as of October 31, 2006
(as a percent of net assets)

Foreign Government Bonds	74.9%
Oil & Gas	5.0%
Electric	3.5%
Regional (state/province)	2.4%
Diversified Financial Services	1.6%

Portfolio holdings are subject to change daily.

ING EMERGING MARKETS FIXED INCOME FUND

PORTFOLIO MANAGERS' REPORT

Cumulative Total Returns for the Periods Ended October 31, 2006
	Since Inception of Class A December 21, 2005		Since Inception of Class B January 4, 2006		Since Inception of Class C March 1, 2006
Including Sales Charge:
Class A(1)	3.00%		—		—
Class B(2)	—		1.92%		—
Class C(3)	—		—		1.77%
Excluding Sales Charge:
Class A	9.28%		—		—
Class B	—		6.92%		—
Class C	—		—		2.75%
JPMorgan EMB Index Global Diversified(4)	7.90	%(5)	7.90	%(5)	4.35%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Emerging Markets Fixed Income Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund's performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4) The JPMorgan EMB Index Global Diversified is a uniquely-weighted version of the Emerging Markets Bond Index Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries' eligible current face amounts of debt outstanding.

(5) Since inception performance for index is shown from January 1, 2006.

ING GLOBAL BOND FUND

PORTFOLIO MANAGERS' REPORT

The ING Global Bond Fund (the "Fund") seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by James Kauffmann, ING Investment Management Co. — the Sub-Adviser.

Performance: Since the Fund's inception on June 30, 2006, through October 31, 2006, the Fund's Class A shares, excluding sales charges, provided a total return of 3.13% compared to the Lehman Brothers Global Aggregate Index, which returned 4.40% for the same period.

Portfolio Specifics: Since the Fund's launch in June, the market has continued to focus on the possibility of a softening global economy, led by the United States. Yet, some foreign central banks continued tightening monetary policy during the period. The European Central Bank increased its overnight rate by 0.50% to 3.25%, while the Bank of England ended the period with its rate at 4.75% following a 0.25% increase on August 3rd. On July 14th the Bank of Japan raised its overnight call rate 0.25%, thus ending its zero interest rate policy that had lasted six years. The U.S. and Canadian central banks left rates unchanged during the period.

Long-term interest rates declined materially over the period, primarily due to lower growth and inflation expectations in the U.S. The housing slowdown continued to be the focus of the market in the U.S. as the direct effects negatively impacted gross domestic product ("GDP"). To date, there has yet to be any major spillover effect to other areas of the economy. The belief that the U.S. Federal Reserve ("Fed") was about to stop raising its key short-term interest rate helped drive down longer-term interest rates. U.S., German, and Japanese 10 year government rates also declined. The yield curve in the U.S. and Japan was mostly unchanged. While it flattened in the eurozone, it became more inverted in the UK during the period.

The CRB Commodities Index and the West Texas Intermediate Crude Oil Index both declined, and ended the period off their mid-year highs. The plunge in energy prices lowered global headline inflation and is likely to continue to do so in the months to come.

Turning to the Fund, its modest underweight U.S. dollar position was spread equally across the yen, euro, British pound, and Canadian dollar. This detracted slightly from performance as the U.S. dollar appreciated over the period. Interest rate exposure was less than the benchmark, spread equally across countries. This hurt relative performance as interest rates declined globally. The Fund benefited from strong security selection, particularly in credit.

Current Strategy and Outlook: The Fed's decision to hold interest rates where they were in August, September and October fostered a new market consensus for the timing of future rate hikes, with many observers forecasting this pause could last for some time due to the softness in the residential real estate market and related industries. Indeed, some observers contend that the Fed's next move will be to ease rates sometime in the first quarter of 2007. At present, we disagree with that view. The swift downturn in most residential housing measures clearly has the Federal Open Market Committee concerned, and may well be the primary reason for the Fed's continuing pause. Energy and base metal prices have come off their highs, although this may have more to do with the end of the summer driving season and a decrease in commodity speculation than a barometer of economic activity.

The U.S. accounts for roughly 30% of world GDP and much of the prospects for global growth depend on the trajectory of the U.S. economy. We believe growth will reaccelerate thanks to high levels of employment, wages, and wealth. Indications are that the Japanese economy will continue to grow at a moderate pace while the outlook for the eurozone is less certain in part because of the coming large tax increase in Germany.

In an environment of continued global growth, the Fund will likely have an underweight interest rate exposure as the global tightening of monetary policy continues. This underweight will be expressed primarily in Japan as the rate normalization process is just beginning there, while areas such as the U.S. and U.K. are in the later stages of the rate cycle. As interest rate differentials narrow, support for the dollar should diminish over time. The large and increasing trade deficit should act as a long-term drag for the U.S. dollar. We remain neutral on spread product (corporate and mortgage bonds). Even though the fundamental outlook is favorable, valuations are expensive. As always, our corporate and mortgage asset specialists will search for security specific opportunities.

Top Ten Holdings*
as of October 31, 2006
(as a percent of net assets)

U.S. Treasury Bond, 4.500%, due 09/30/11	8.1%
Bundesrepublik Deutschland, 4.000%, due 07/04/16	6.3%
U.S. Treasury Note, 4.625%, due 09/30/08	5.7%
Santander BanCorp, 6.800%, due 11/21/11	4.6%
Italy Buoni Poliennali Del Tesoro, 3.750%, due 08/01/16	4.4%
France Government Bond OAT, 3.250%, due 04/25/16	4.4%
Bundesobligation, 3.250%, due 04/17/09	4.4%
Federal National Mortgage Association, 5.000%, due 11/15/34	3.6%
Federal National Mortgage Association, 0.040%, due 11/13/33	3.3%
Japan Government Five Year Bond, 1.200%, due 09/20/11	3.2%

*  Excludes short-term investments related to repurchase agreements and ING Institutional Prime Money Market Fund.

Portfolio holdings are subject to change daily.

ING GLOBAL BOND FUND

PORTFOLIO MANAGERS' REPORT

Cumulative Total Returns for the Periods Ended October 31, 2006
	Since Inception of Classes, A, B, C & I June 30, 2006
Including Sales Charge:
Class A(1)	(1.79)%
Class B(2)	(2.16)%
Class C(3)	1.82%
Class I	3.23%
Excluding Sales Charge:
Class A	3.13%
Class B	2.84%
Class C	2.82%
Class I	3.23%
Lehman Brothers Global Aggregate Index(4)	3.14	%(5)

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING Global Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund's performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4) The Lehman Brothers Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices.

(5) Since inception performance for the index is shown from July 1, 2006.

ING DIVERSIFIED INTERNATIONAL FUND

PORTFOLIO MANAGERS' REPORT

ING Diversified International Fund (the "Fund") seeks long term growth of capital. The Fund invests in a combination of other ING Funds ("Underlying Funds") according to target allocations determined by the Investment Adviser. The Fund is managed by ING Investments, LLC, under the guidance of an Investment Review Committee*.

Portfolio Specifics: The Fund's current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Fund's assets may deviate from the percentages shown.

Assets will be allocated among the Underlying Funds and markets based on judgments made by ING Investments, LLC. The performance of the Fund reflects the performance of the Underlying Funds in which it invests.

There is a risk that the Fund may allocate assets to an Underlying Fund or market that underperforms other asset classes. For example, the Fund may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

Performance: Since the Fund's inception on December 21, 2005 through October 31, 2006, the Fund's Class A shares, excluding sales charges, provided a total return of 16.10% compared to the 18.77% return for the Fund's benchmark, the Morgan Stanley Capital International All Country ex-U.S. Index ("MSCI ACWI ex US IndexSM") for the same period. The underperformance, during the period, was due to the relatively high proportion of small cap, and to a much lesser extent emerging markets stocks, in our strategic asset allocation compared to the benchmark. International small caps, as measured by the MSCI EAFE® SmallCap Index, have lagged international large caps, as measured by the MSCI EAFE® and MSCI ACWI ex US Indices, so far in 2006. The remaining underperformance was due to the fact that, while results varied from case to case, the underlying funds did not in the aggregate meet their benchmarks.

Current Outlook and Strategy: The spring's global slowdown was ultimately mild, and with global inflation under control as oil prices stabilize, it is our view that international growth prospects remain solid. While we expect further rate increases by central banks, we expect rates to peak below that of the U.S. Furthermore, we do not expect rate hikes to impair the outlook for stocks. To that end, we remain overweight Large Cap Equity, in Large Cap Core and Large Cap Growth with a small underweight in Large Cap Value. We still favor growth stocks in a rising rate environment, even though interest rate risk has abated enough to lessen the pressure on financial stocks, which comprise 40% of the MSCI EAFE® Value Index. We are currently underweight Small Cap and, to a smaller degree, Emerging Markets. Volatility in the emerging markets has fallen in the last couple of months, allowing us to recently trim our underweight position. We remain modestly underweight because enough uncertainty still exists about the global outlook to warrant some caution. We are neutral in International REITs. Moderate growth and still-low interest rates are favorable for REITs, and valuations are, by several measures, attractive in a number of markets.

  *  The members of the Investment Review Committee are: Shaun P. Mathews, Stanley D. Vyner, Laurie M. Tillinghast, and William A. Evans.

Asset Allocation as of
October 31, 2006
(as percentage of net assets)

Underlying Affiliated Funds

ING Emerging Countries Fund - Class I	7.0%
ING Foreign Fund - Class I	22.8%
ING Index Plus International Equity Fund - Class I	29.9%
ING International Capital Appreciation Fund - Class I	17.9%
ING International SmallCap Fund - Class I	5.0%
ING International Value Choice Fund - Class I	14.0%
ING International Real Estate Fund- Class I	3.0%
Other Assets and Liabilities, Net	0.4%
Total	100.0%

Portfolio holdings are subject to change daily.

Target Allocation

International Core	45%
International Growth	18%
International Value	14%
International Small Cap	5%
Emerging Markets	15%
Real Estate	3%

ING DIVERSIFIED INTERNATIONAL FUND

PORTFOLIO MANAGERS' REPORT

Cumulative Total Returns for the Periods Ended October 31, 2006
	Since Inception of Classes A, B, C and I December 21, 2005
Including Sales Charge:
Class A(1)	9.43%
Class B(2)	10.40%
Class C(3)	14.40%
Class I	16.30%
Excluding Sales Charge:
Class A	16.10%
Class B	15.40%
Class C	15.40%
Class I	16.30%
MSCI ACWI ex US IndexSM(4)	18.56	%(5)

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING Diversified International Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund's performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of the waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4) The MSCI ACWI ex US IndexSM measures the returns of equities of companies which are domiciled outside the U.S. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(5) Since inception performance of the index is shown from January 1, 2006.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006 to October 31, 2006.

Actual Expenses

The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING Global Equity Dividend Fund	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended October 31, 2006*
Actual Fund Return
Class A	$1,000.00	$1,069.80	1.33%	$6.94
Class B	1,000.00	1,065.30	2.08	10.83
Class C	1,000.00	1,064.90	2.08	10.83
Hypothetical (Excluding Expenses)
Class A	$1,000.00	$1,018.50	1.33%	$6.77
Class B	1,000.00	1,014.72	2.08	10.56
Class C	1,000.00	1,014.72	2.08	10.56

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Global Natural Resources Fund	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended October 31, 2006*
Actual Fund Return	$1,000.00	$860.90	1.42%	$6.66
Hypothetical (Excluding Expenses)	1,000.00	1,018.05	1.42	7.22
ING Global Real Estate Fund
Actual Fund Return
Class A	$1,000.00	$1,148.10	1.39%	$7.53
Class B	1,000.00	1,143.80	2.14	11.56
Class C	1,000.00	1,144.30	2.14	11.57
Class I	1,000.00	1,149.80	1.06	5.74
Hypothetical (Excluding Expenses)
Class A	$1,000.00	$1,018.20	1.39%	$7.07
Class B	1,000.00	1,014.42	2.14	10.87
Class C	1,000.00	1,014.42	2.14	10.87
Class I	1,000.00	1,019.86	1.06	5.40
ING Global Value Choice Fund
Actual Fund Return
Class A	$1,000.00	$1,020.20	1.77%	$9.01
Class B	1,000.00	1,016.40	2.42	12.30
Class C	1,000.00	1,017.00	2.42	12.30
Class I(a)	1,000.00	1,019.70	1.26	1.92
Class Q	1,000.00	1,020.90	1.51	7.69
Hypothetical (Excluding Expenses)
Class A	$1,000.00	$1,016.28	1.77%	$9.00
Class B	1,000.00	1,013.01	2.42	12.28
Class C	1,000.00	1,013.01	2.42	12.28
Class I	1,000.00	1,018.85	1.26	6.41
Class Q	1,000.00	1,017.59	1.51	7.68
ING Emerging Countries Fund
Actual Fund Return
Class A	$1,000.00	$993.60	1.91%	$9.60
Class B	1,000.00	990.10	2.66	13.34
Class C	1,000.00	989.90	2.66	13.34
Class I	1,000.00	995.00	1.54	7.74
Class M	1,000.00	991.50	2.41	12.10
Class Q	1,000.00	994.20	1.79	9.00
Hypothetical (Excluding Expenses)
Class A	$1,000.00	$1,015.58	1.91%	$9.70
Class B	1,000.00	1,011.80	2.66	13.49
Class C	1,000.00	1,011.80	2.66	13.49
Class I	1,000.00	1,017.44	1.54	7.83
Class M	1,000.00	1,013.06	2.41	12.23
Class Q	1,000.00	1,016.18	1.79	9.10

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year (except "Actual Fund Return" information for ING Global Value Choice Fund Class I, which reflects the 55-day period ended October 31, 2006 due to its inception date of September 6, 2006).

(a)  Commencement of operations for Class I on September 6, 2006.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Foreign Fund	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended October 31, 2006*
Actual Fund Return
Class A	$1,000.00	$1,012.00	1.64%	$8.32
Class B	1,000.00	1,007.80	2.40	12.15
Class C	1,000.00	1,008.30	2.40	12.15
Class I	1,000.00	1,012.90	1.34	6.80
Class Q	1,000.00	1,012.00	1.60	8.11
Hypothetical (Excluding Expenses)
Class A	$1,000.00	$1,016.94	1.64%	$8.34
Class B	1,000.00	1,013.11	2.40	12.18
Class C	1,000.00	1,013.11	2.40	12.18
Class I	1,000.00	1,018.45	1.34	6.82
Class Q	1,000.00	1,017.14	1.60	8.13
ING Greater China Fund
Actual Fund Return
Class A	$1,000.00	$1,029.70	2.64%	$13.51
Class B	1,000.00	1,025.60	3.39	17.31
Class C	1,000.00	1,025.60	3.39	17.31
Class I(a)	1,000.00	973.50	2.39	11.37
Hypothetical (Excluding Expenses)
Class A	$1,000.00	$1,011.90	2.64%	$13.39
Class B	1,000.00	1,008.12	3.39	17.16
Class C	1,000.00	1,008.12	3.39	17.16
Class I	1,000.00	1,013.16	2.39	12.13
ING Index Plus International Equity Fund
Actual Fund Return
Class A	$1,000.00	$1,041.00	1.15%	$5.92
Class B	1,000.00	1,038.40	1.90	9.76
Class C	1,000.00	1,037.50	1.90	9.76
Class I	1,000.00	1,042.80	0.90	4.63
Hypothetical (Excluding Expenses)
Class A	$1,000.00	$1,019.41	1.15%	$5.85
Class B	1,000.00	1,015.63	1.90	9.65
Class C	1,000.00	1,015.63	1.90	9.65
Class I	1,000.00	1,020.67	0.90	4.58

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year (except "Actual Fund Return" information for ING Greater China Fund Class I, which reflects the 176-day period ended October 31, 2006 due to its inception date of May 8, 2006).

(a)  Commencement of operations for Class I on May 8, 2006.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING International Fund	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended October 31, 2006*
Actual Fund Return
Class A	$1,000.00	$997.00	1.65%	$8.31
Class B	1,000.00	993.70	2.40	12.06
Class C	1,000.00	993.70	2.40	12.06
Class I	1,000.00	999.20	1.25	6.30
Class Q	1,000.00	998.50	1.50	7.56
Hypothetical (Excluding Expenses)
Class A	$1,000.00	$1,016.89	1.65%	$8.39
Class B	1,000.00	1,013.11	2.40	12.18
Class C	1,000.00	1,013.11	2.40	12.18
Class I	1,000.00	1,018.90	1.25	6.36
Class Q	1,000.00	1,017.64	1.50	7.63
ING International Capital Appreciation Fund
Actual Fund Return
Class A	$1,000.00	$1,041.10	1.50%	$7.72
Class B	1,000.00	1,038.50	2.25	11.56
Class C	1,000.00	1,039.40	2.25	11.57
Class I	1,000.00	1,043.80	1.22	6.28
Hypothetical (Excluding Expenses)
Class A	$1,000.00	$1,017.64	1.50%	$7.63
Class B	1,000.00	1,013.86	2.25	11.42
Class C	1,000.00	1,013.86	2.25	11.42
Class I	1,000.00	1,019.06	1.22	6.21
ING International Real Estate Fund
Actual Fund Return
Class A	$1,000.00	$1,110.30	1.50%	$7.98
Class B	1,000.00	1,104.60	2.25	11.94
Class C	1,000.00	1,105.30	2.25	11.94
Class I	1,000.00	1,111.60	1.25	6.65
Hypothetical (Excluding Expenses)
Class A	$1,000.00	$1,017.64	1.50%	$7.63
Class B	1,000.00	1,013.86	2.25	11.42
Class C	1,000.00	1,013.86	2.25	11.42
Class I	1,000.00	1,018.90	1.25	6.36

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING International SmallCap Fund	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended October 31, 2006*
Actual Fund Return
Class A	$1,000.00	$970.40	1.66%	$8.24
Class B	1,000.00	967.30	2.31	11.45
Class C	1,000.00	967.10	2.31	11.45
Class I	1,000.00	972.70	1.20	5.97
Class Q	1,000.00	971.20	1.45	7.20
Hypothetical (Excluding Expenses)
Class A	$1,000.00	$1,016.84	1.66%	$8.44
Class B	1,000.00	1,013.56	2.31	11.72
Class C	1,000.00	1,013.56	2.31	11.72
Class I	1,000.00	1,019.16	1.20	6.11
Class Q	1,000.00	1,017.90	1.45	7.37
ING International Value Fund
Actual Fund Return
Class A	$1,000.00	$1,036.60	1.60%	$8.21
Class B	1,000.00	1,032.80	2.30	11.78
Class C	1,000.00	1,032.50	2.30	11.78
Class I	1,000.00	1,038.50	1.22	6.27
Class Q	1,000.00	1,037.50	1.47	7.55
Hypothetical (Excluding Expenses)
Class A	$1,000.00	$1,017.14	1.60%	$8.13
Class B	1,000.00	1,013.61	2.30	11.67
Class C	1,000.00	1,013.61	2.30	11.67
Class I	1,000.00	1,019.06	1.22	6.21
Class Q	1,000.00	1,017.80	1.47	7.48
ING International Value Choice Fund
Actual Fund Return
Class A	$1,000.00	$1,002.40	1.69%	$8.53
Class B	1,000.00	999.20	2.44	12.30
Class C	1,000.00	998.40	2.44	12.29
Class I	1,000.00	1,003.20	1.34	6.77
Hypothetical (Excluding Expenses)
Class A	$1,000.00	$1,016.69	1.69%	$8.59
Class B	1,000.00	1,012.91	2.44	12.38
Class C	1,000.00	1,012.91	2.44	12.38
Class I	1,000.00	1,018.45	1.34	6.82

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Russia Fund	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended October 31, 2006*
Actual Fund Return	$1,000.00	$1,020.50	2.14%	$10.90
Hypothetical (Excluding Expenses)	1,000.00	1,014.42	2.14	10.87
ING Emerging Markets Fixed Income Fund
Actual Fund Return
Class A	$1,000.00	$1,052.10	1.25%	$6.47
Class B	1,000.00	1,048.70	2.00	10.33
Class C	1,000.00	1,047.70	2.00	10.32
Hypothetical (Excluding Expenses)
Class A	$1,000.00	$1,018.90	1.25%	$6.36
Class B	1,000.00	1,015.12	2.00	10.16
Class C	1,000.00	1,015.12	2.00	10.16
ING Global Bond Fund(a)
Actual Fund Return
Class A	$1,000.00	$1,031.30	0.90%	$3.08
Class B	1,000.00	1,028.40	1.65	5.64
Class C	1,000.00	1,028.20	1.65	5.64
Class I	1,000.00	1,032.30	0.55	1.88
Hypothetical (Excluding Expenses)
Class A	$1,000.00	$1,020.67	0.90%	$4.58
Class B	1,000.00	1,016.89	1.65	8.39
Class C	1,000.00	1,016.89	1.65	8.39
Class I	1,000.00	1,022.43	0.55	2.80
ING Diversified International Fund
Actual Fund Return
Class A	$1,000.00	$1,017.50	0.35%	$1.78
Class B	1,000.00	1,013.20	1.10	5.58
Class C	1,000.00	1,013.20	1.10	5.58
Class I	1,000.00	1,018.40	0.10	0.51
Hypothetical (Excluding Expenses)
Class A	$1,000.00	$1,023.44	0.35%	$1.79
Class B	1,000.00	1,019.66	1.10	5.60
Class C	1,000.00	1,019.66	1.10	5.60
Class I	1,000.00	1,024.70	0.10	0.51

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year (except for "Actual Fund Return" information for ING Global Bond Fund, which reflects the 123-day period ended October 31, 2006 due to inception date of June 30, 2006 for all classes).

(a)  Commencement of operations on June 30, 2006.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of ING Mutual Funds and ING Mayflower Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Global Equity Dividend Fund, ING Natural Resources Fund (formerly ING Precious Metals Fund), ING Global Real Estate Fund, ING Global Value Choice Fund, ING Emerging Countries Fund, ING Foreign Fund, ING Greater China Fund, ING Index Plus International Equity Fund, ING International Fund, ING International Capital Appreciation Fund, ING International Real Estate Fund, ING International SmallCap Fund, ING International Value Choice Fund, ING Russia Fund, ING Emerging Markets Fixed Income Fund, ING Global Bond Fund, and ING Diversified International Fund, each a series of ING Mutual Funds, and ING International Value Fund, a series of ING Mayflower Trust, (collectively the "Funds") as of October 31, 2006, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year or period prior to November 1, 2002 were audited by other auditors whose report thereon dated December 17, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Global Equity Dividend Fund, ING Natural Resources Fund, ING Global Real Estate Fund, ING Global Value Choice Fund, ING Emerging Countries Fund, ING Foreign Fund, ING Greater China Fund, ING Index Plus International Equity Fund, ING International Fund, ING International Capital Appreciation Fund, ING International Real Estate Fund, ING International SmallCap Fund, ING International Value Choice Fund, ING Russia Fund, ING Emerging Markets Fixed Income Fund, ING Global Bond Fund, ING Diversified International Fund, and ING International Value Fund as of October 31, 2006, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S generally accepted accounting principles.

Boston, Massachusetts
December 22, 2006

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

	ING Global Equity Dividend Fund	ING Global Natural Resources Fund	ING Global Real Estate Fund	ING Global Value Choice Fund
ASSETS:
Investments in securities at value+*	$218,730,318	$120,194,187	$591,309,752	$96,405,259
Investments in affiliate**	—	—	2,956,232	—
Short-term investments at amortized cost	15,854,000	—	54,341,981	33,503,103
Cash	19,368,693	319,798	2,480,674	725,242
Foreign currencies at value***	—	—	20,292	9,650
Receivables:
Investment securities sold	23,097	2,065,991	8,974,006	3,248,570
Fund shares sold	1,888,962	358,612	11,768,693	126,330
Dividends and interest	284,809	36,335	631,629	106,048
Receivable due from affiliate	108	—	—	—
Prepaid expenses	20,683	8,881	45,397	19,029
Total assets	256,170,670	122,983,804	672,528,656	134,143,231
LIABILITIES:
Payable for investment securities purchased	7,704,984	1,200,499	20,162,671	854,407
Payable for fund shares redeemed	513,117	429,826	602,156	241,744
Payable upon receipt of securities loaned	15,854,000	—	31,514,000	26,721,000
Payable to affiliates	271,278	119,925	619,852	156,117
Payable to custodian due to foreign currency overdraft****	461,017	—	—	—
Payable for trustee fees	1,240	51,089	875	30,161
Other accrued expenses and liabilities	91,452	70,042	123,951	92,045
Total liabilities	24,897,088	1,871,381	53,023,505	28,095,474
NET ASSETS	$231,273,582	$121,112,423	$619,505,151	$106,047,757
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$194,738,845	$104,549,781	$490,722,617	$273,339,338
Undistributed net investment income (accumulated net investment loss)	957,740	2,905,734	(1,380,929)	4,954
Accumulated net realized gain (loss) on investments and foreign currency related transactions	10,983,029	3,817,373	7,215,765	(175,620,929)
Net unrealized appreciation on investments and foreign currency related transactions	24,593,968	9,839,535	122,947,698	8,324,394
NET ASSETS	$231,273,582	$121,112,423	$619,505,151	$106,047,757
+ Including securities loaned at value	$15,405,250	$—	$30,770,046	$26,108,298
* Cost of investments in securities	$194,136,536	$110,354,426	$469,088,811	$88,083,835
** Cost of investment in affiliate	$—	$—	$2,242,416	$—
*** Cost of foreign currencies	$—	$—	$19,005	$9,529
**** Cost of foreign currency overdraft	$460,982	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006 (CONTINUED)

	ING Global Equity Dividend Fund	ING Global Natural Resources Fund	ING Global Real Estate Fund	ING Global Value Choice Fund
Class A:
Net assets	$108,911,263	$121,112,423	$467,404,949	$47,304,983
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	6,911,011	11,578,244	21,024,819	2,177,804
Net asset value and redemption price per share	$15.76	$10.46	$22.23	$21.72
Maximum offering price per share (5.75%)(1)	$16.72	$11.10	$23.59	$23.05
Class B:
Net assets	$44,935,968	n/a	$31,676,953	$21,364,068
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$—	n/a	$—	$—
Shares outstanding	2,857,757	n/a	1,649,968	907,390
Net asset value and redemption price per share(2)	$15.72	n/a	$19.20	$23.54
Maximum offering price per share	$15.72	n/a	$19.20	$23.54
Class C:
Net assets	$77,426,351	n/a	$109,197,407	$31,611,692
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$—	n/a	$—	$—
Shares outstanding	4,933,846	n/a	5,432,676	1,510,661
Net asset value and redemption price per share(2)	$15.69	n/a	$20.10	$20.93
Maximum offering price per share	$15.69	n/a	$20.10	$20.93
Class I:
Net assets	n/a	n/a	$11,225,842	$3,010,107
Shares authorized	n/a	n/a	unlimited	unlimited
Par value	n/a	n/a	$—	$—
Shares outstanding	n/a	n/a	504,988	138,497
Net asset value and redemption price per share	n/a	n/a	$22.23	$21.73
Maximum offering price per share	n/a	n/a	$22.23	$21.73
Class O:
Net assets	$—	n/a	$—	n/a
Shares authorized	unlimited	n/a	unlimited	n/a
Par value	$—	n/a	$—	n/a
Shares outstanding	$—	n/a	$—	n/a
Net asset value and redemption price per share	$—	n/a	$—	n/a
Maximum offering price per share	$—	n/a	$—	n/a
Class Q:
Net assets	n/a	n/a	n/a	$2,756,907
Shares authorized	n/a	n/a	n/a	unlimited
Par value	n/a	n/a	n/a	$—
Shares outstanding	n/a	n/a	n/a	108,367
Net asset value and redemption price per share	n/a	n/a	n/a	$25.44
Maximum offering price per share	n/a	n/a	n/a	$25.44

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

	ING Emerging Countries Fund	ING Foreign Fund	ING Greater China Fund	ING Index Plus International Equity Fund
ASSETS:
Investments in securities at value+*	$197,050,180	$453,067,887	$26,769,086	$88,087,005
Short-term investments at amortized cost	22,186,698	13,524,963	—	—
Cash	8,343,196	97,878	905,190	1,429,186
Foreign currencies at value**	82,460	9,200,168	48,666	—
Receivables:
Investment securities sold	—	22,956,067	—	39,156,809
Fund shares sold	642,055	2,239,944	157,563	1,258,525
Dividends and interest	972,898	544,678	9,786	129,822
Receivable due from affiliate	—	—	556	—
Unrealized appreciation on forward foreign currency contracts	—	54,708	—	—
Prepaid expenses	22,796	27,692	18,161	17,928
Reimbursement due from manager	—	—	—	7,126
Total assets	229,300,283	501,713,985	27,909,008	130,086,401
LIABILITIES:
Payable for investment securities purchased	—	11,492,229	—	38,051,717
Payable for fund shares redeemed	636,539	822,167	28	—
Payable upon receipt of securities loaned	19,904,000	13,242,000	—	—
Unrealized depreciation on forward currency contracts	—	786,745	—	—
Payable to affiliates	297,260	636,816	36,569	65,758
Payable to custodian due to foreign currency overdraft***	—	—	—	9,450
Payable for trustee fees	45,785	2,160	1,511	1,169
Other accrued expenses and liabilities	157,409	232,384	59,145	66,036
Total liabilities	21,040,993	27,214,501	97,253	38,194,130
NET ASSETS	$208,259,290	$474,499,484	$27,811,755	$91,892,271
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$228,993,741	$364,433,927	$24,230,991	$83,495,669
Undistributed net investment income (accumulated net investment loss)	2,923,300	727,435	137,964	888,758
Accumulated net realized gain (loss) on investments and foreign currency related transactions	(41,669,881)	15,374,102	(77,020)	1,797,283
Net unrealized appreciation on investments and foreign currency related transactions	18,012,130	93,964,020	3,519,820	5,710,561
NET ASSETS	$208,259,290	$474,499,484	$27,811,755	$91,892,271
+ Including securities loaned at value	$19,011,184	$12,881,285	$—	$—
* Cost of investments in securities	$179,040,263	$358,391,233	$23,249,211	$82,376,842
** Cost of foreign currencies	$82,544	$9,187,417	$48,658	$—
*** Cost of foreign currency overdraft	$—	$—	$—	$9,384

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006 (CONTINUED)

	ING Emerging Countries Fund	ING Foreign Fund	ING Greater China Fund	ING Index Plus International Equity Fund
Class A:
Net assets	$123,218,683	$219,818,736	$23,709,308	$12,512,996
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	4,159,286	11,846,302	1,898,143	1,071,061
Net asset value and redemption price per share	$29.62	$18.56	$12.49	$11.68
Maximum offering price per share (5.75%)(1)	$31.43	$19.69	$13.25	$12.39
Class B:
Net assets	$13,574,989	$38,136,188	$1,956,534	$264,322
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	467,495	2,106,133	157,495	22,727
Net asset value and redemption price per share(2)	$29.04	$18.11	$12.42	$11.63
Maximum offering price per share	$29.04	$18.11	$12.42	$11.63
Class C:
Net assets	$35,847,140	$154,101,227	$2,123,777	$534,007
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	1,302,195	8,497,414	170,887	46,006
Net asset value and redemption price per share(2)	$27.53	$18.14	$12.43	$11.61
Maximum offering price per share	$27.53	$18.14	$12.43	$11.61
Class I:
Net assets	$23,456,457	$61,247,753	$22,136	$78,580,946
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	789,129	3,261,411	1,771	6,716,924
Net asset value and redemption price per share	$29.72	$18.78	$12.50	$11.70
Maximum offering price per share	$29.72	$18.78	$12.50	$11.70
Class M:
Net assets	$1,462,150	n/a	n/a	n/a
Shares authorized	unlimited	n/a	n/a	n/a
Par value	$—	n/a	n/a	n/a
Shares outstanding	50,205	n/a	n/a	n/a
Net asset value and redemption price per share	$29.12	n/a	n/a	n/a
Maximum offering price per share (3.50%)(3)	$30.18	n/a	n/a	n/a
Class Q:
Net assets	$10,699,871	$1,195,580	n/a	n/a
Shares authorized	unlimited	unlimited	n/a	n/a
Par value	$—	$—	n/a	n/a
Shares outstanding	349,418	64,243	n/a	n/a
Net asset value and redemption price per share	$30.62	$18.61	n/a	n/a
Maximum offering price per share	$30.62	$18.61	n/a	n/a

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

(3)  Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

	ING International Fund	ING International Capital Appreciation Fund	ING International Real Estate Fund	ING International SmallCap Fund
ASSETS:
Investments in securities at value+*	$128,764,703	$49,173,289	$78,536,980	$560,211,075
Short-term investments at amortized cost	4,054,000	—	1,941,743	124,864,260
Repurchase agreement	3,928,000	—	—	—
Cash	18,575	6,869	8,511,494	—
Foreign currencies at value**	43,011	—	—	2,767,905
Receivables:
Investment securities sold	656,876	10,712,512	1,786,246	19,548,982
Fund shares sold	221,396	880,656	4,066,676	1,167,942
Dividends and interest	196,806	67,662	93,064	1,089,003
Receivable due from affiliate	—	—	20,439	3,686
Prepaid expenses	24,139	16,712	37,403	28,151
Reimbursement due from manager	—	3,793	4,150	—
Total assets	137,907,506	60,861,493	94,998,195	709,681,004
LIABILITIES:
Payable for investment securities purchased	1,554,081	5,166,083	3,853,420	2,270,472
Payable for fund shares redeemed	112,314	75,730	22,556	1,143,098
Payable upon receipt of securities loaned	4,054,000	—	—	96,584,000
Payable to affiliates	168,165	57,684	93,160	720,938
Payable to custodian due to bank overdraft	—	—	—	22,267,302
Payable to custodian due to foreign currency overdraft***	—	6,882	90,820	—
Payable for trustee fees	25,946	915	1,594	4,125
Other accrued expenses and liabilities	88,075	65,639	89,041	238,481
Payable for borrowings against line of credit	—	4,480,000	—	—
Total liabilities	6,002,581	9,852,933	4,150,591	123,228,416
NET ASSETS	$131,904,925	$51,008,560	$90,847,604	$586,452,588
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$109,719,993	$46,316,875	$83,610,287	$512,399,327
Undistributed net investment income	1,393,902	422,118	2,391,308	3,446,324
Accumulated net realized gain (loss) on investments, foreign currency related transactions, and options	7,290,431	775,041	(2,547,284)	(2,222,786)
Net unrealized appreciation on investments, foreign currency related transactions, and options	13,500,599	3,494,526	7,393,293	72,829,723
NET ASSETS	$131,904,925	$51,008,560	$90,847,604	$586,452,588
+ Including securities loaned at value	$3,994,877	$—	$—	$91,884,127
* Cost of investments in securities	$115,270,389	$45,680,266	$71,145,939	$487,390,945
** Cost of foreign currencies	$41,026	$—	$—	$2,766,828
*** Cost of foreign currency overdraft	$—	$68	$95,053	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006 (CONTINUED)

	ING International Fund	ING International Capital Appreciation Fund	ING International Real Estate Fund	ING International SmallCap Fund
Class A:
Net assets	$58,696,949	$3,677,496	$49,798,477	$243,019,742
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	4,445,514	322,857	4,283,534	5,153,929
Net asset value and redemption price per share	$13.20	$11.39	$11.63	$47.15
Maximum offering price per share (5.75%)(1)	$14.01	$12.08	$12.34	$50.03
Class B:
Net assets	$16,821,978	$65,666	$1,638,626	$58,469,135
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	1,325,586	5,797	141,330	1,204,842
Net asset value and redemption price per share(2)	$12.69	$11.33	$11.59	$48.53
Maximum offering price per share	$12.69	$11.33	$11.59	$48.53
Class C:
Net assets	$15,918,154	$65,495	$17,074,597	$65,534,123
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	1,253,191	5,773	1,473,456	1,476,274
Net asset value and redemption price per share(2)	$12.70	$11.35	$11.59	$44.39
Maximum offering price per share	$12.70	$11.35	$11.59	$44.39
Class I:
Net assets	$13,354,169	$47,199,903	$22,335,904	$137,184,298
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	1,014,389	4,131,002	1,919,514	2,897,373
Net asset value and redemption price per share	$13.16	$11.43	$11.64	$47.35
Maximum offering price per share	$13.16	$11.43	$11.64	$47.35
Class Q:
Net assets	$27,113,675	n/a	n/a	$82,245,290
Shares authorized	unlimited	n/a	n/a	unlimited
Par value	$—	n/a	n/a	$—
Shares outstanding	2,069,976	n/a	n/a	1,623,935
Net asset value and redemption price per share	$13.10	n/a	n/a	$50.65
Maximum offering price per share	$13.10	n/a	n/a	$50.65

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

	ING International Value Fund	ING International Value Choice Fund	ING Russia Fund	ING Emerging Markets Fixed Income Fund
ASSETS:
Investments in securities at value+*	$4,756,502,272	$57,249,044	$725,450,692	$24,132,950
Short-term investments at amortized cost	151,437,021	3,235,572	39,103,000	—
Cash	5,232,699	1,807,240	24,736,423	4,773,722
Cash collateral for futures	—	—	—	10,800
Foreign currencies at value**	1,255	—	—	—
Receivables:
Investment securities sold	—	74,958	2,175,000	—
Fund shares sold	4,816,975	681,954	4,109,776	45,000
Dividends and interest	10,956,966	53,003	2,084,999	445,341
Receivable due from affiliate	—	—	—	4,206
Prepaid expenses	48,312	11,537	34,675	18,137
Reimbursement due from manager	—	—	—	4,100
Total assets	4,928,995,500	63,113,308	797,694,565	29,434,256
LIABILITIES:
Payable for investment securities purchased	—	295,925	2,150,729	2,386,810
Payable for fund shares redeemed	5,035,532	20,359	3,416,660	—
Payable for futures variation margin	—	—	—	9,000
Payable upon receipt of securities loaned	68,412,000	—	39,103,000	—
Payable to affiliates	5,899,519	115,679	1,002,746	14,530
Payable to custodian due to foreign currency overdraft***	—	36,126	—	225,337
Payable for trustee fees	28,105	1,396	23,136	1,655
Other accrued expenses and liabilities	1,631,232	29,326	51,044	39,085
Total liabilities	81,006,388	498,811	45,747,315	2,676,417
NET ASSETS	$4,847,989,112	$62,614,497	$751,947,250	$26,757,839
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$3,218,949,124	$57,792,505	$437,678,040	$26,292,531
Undistributed net investment income (accumulated net investment loss)	40,659,747	332,255	—	113,485
Accumulated net realized gain on investments, foreign currency related transactions, and futures	481,474,234	1,116,008	42,730,766	84,369
Net unrealized appreciation on investments, foreign currency related transactions, and futures	1,106,906,007	3,373,729	271,538,444	267,454
NET ASSETS	$4,847,989,112	$62,614,497	$751,947,250	$26,757,839
+ Including securities loaned at value	$61,735,704	$—	$38,364,134	$—
* Cost of investments in securities	$3,649,752,054	$53,875,383	$453,912,316	$23,844,273
** Cost of foreign currencies	$1,242	$—	$—	$—
*** Cost of foreign currency overdraft	$—	$36,121	$—	$224,031

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006 (CONTINUED)

	ING International Value Fund	ING International Value Choice Fund	ING Russia Fund	ING Emerging Markets Fixed Income Fund
Class A:
Net assets	$1,995,026,546	$17,961,649	$751,947,250	$26,120,729
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$—	$—	$—
Shares outstanding	92,692,533	1,446,743	13,473,211	2,529,697
Net asset value and redemption price per share	$21.52	$12.42	$55.81	$10.33
Maximum offering price per share (5.75%)(1)	$22.83	$13.18	$59.22	$10.59	(3)
Class B:
Net assets	$368,952,099	$3,564,884	n/a	$292,918
Shares authorized	unlimited	unlimited	n/a	unlimited
Par value	$0.01	$—	n/a	$—
Shares outstanding	17,511,860	290,612	n/a	28,450
Net asset value and redemption price per share(2)	$21.07	$12.27	n/a	$10.30
Maximum offering price per share	$21.07	$12.27	n/a	$10.30
Class C:
Net assets	$729,067,326	$4,188,990	n/a	$344,192
Shares authorized	unlimited	unlimited	n/a	unlimited
Par value	$0.01	$—	n/a	$—
Shares outstanding	34,742,984	340,760	n/a	33,435
Net asset value and redemption price per share(2)	$20.98	$12.29	n/a	$10.29
Maximum offering price per share	$20.98	$12.29	n/a	$10.29
Class I:
Net assets	$1,728,560,071	$36,898,974	n/a	n/a
Shares authorized	unlimited	unlimited	n/a	n/a
Par value	$0.01	$—	n/a	n/a
Shares outstanding	80,096,324	2,969,742	n/a	n/a
Net asset value and redemption price per share	$21.58	$12.42	n/a	n/a
Maximum offering price per share	$21.58	$12.42	n/a	n/a
Class Q:
Net assets	$26,383,070	n/a	n/a	n/a
Shares authorized	unlimited	n/a	n/a	n/a
Par value	$0.01	n/a	n/a	n/a
Shares outstanding	1,223,288	n/a	n/a	n/a
Net asset value and redemption price per share	$21.57	n/a	n/a	n/a
Maximum offering price per share	$21.57	n/a	n/a	n/a

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

(3)  Maximum offering price per share for ING Emerging Markets Fixed Income Fund is 2.50% and is computed at 100/97.50 of net asset value. On purchases of $99,999 or more, the offering price is reduced.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

	ING Global Bond Fund	ING Diversified International Fund
ASSETS:
Investments in securities at value*	$21,650,747	$—
Investments in affiliates**	—	261,983,024
Short-term investment in affiliate at amortized cost	1,264,656	—
Repurchase agreement	3,084,000	—
Cash	141,331	102,857
Cash collateral for futures	45,333	—
Foreign currencies at value***	5,639,843	—
Receivables:
Investment securities sold	28,964	—
Fund shares sold	13,558	4,347,120
Dividends and interest	170,297	—
Variation margin recievable	5,438	—
Receivable due from affiliate	47	—
Prepaid expenses	76,233	93,603
Reimbursement due from manager	7,380	92,936
Total assets	32,127,827	266,619,540
LIABILITIES:
Payable for investment securities purchased	6,203,960	2,992,999
Payable for fund shares redeemed	—	464,044
Payable for futures variation margin	4,000	—
Income distribution payable	37,115	—
Payable to affiliates	16,240	130,005
Payable for trustee fees	772	604
Other accrued expenses and liabilities	17,543	59,342
Total liabilities	6,279,630	3,646,994
NET ASSETS	$25,848,197	$262,972,546
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$25,205,860	$246,437,870
Undistributed net investment income (accumulated net investment loss)	(11,046)	—
Accumulated net realized gain (loss) on investments, foreign currency related transactions, and futures	424,346	(1,565,439)
Net unrealized appreciation on investments, foreign currency related transactions, and futures	229,037	18,100,115
NET ASSETS	$25,848,197	$262,972,546
* Cost of investments in securities	$21,366,516	$—
** Cost of investments in affiliate	$—	$243,882,909
*** Cost of foreign currencies	$5,692,943	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006 (CONTINUED)

	ING Global Bond Fund		ING Diversified International Fund
Class A:
Net assets	$25,783,877		$170,108,365
Shares authorized	unlimited		unlimited
Par value	$—		$—
Shares outstanding	2,515,893		14,649,412
Net asset value and redemption price per share	$10.25		$11.61
Maximum offering price per share (5.75%)(1)	$10.51	(3)	$12.32
Class B:
Net assets	$27,781		$23,034,876
Shares authorized	unlimited		unlimited
Par value	$—		$—
Shares outstanding	2,713		1,995,643
Net asset value and redemption price per share(2)	$10.24		$11.54
Maximum offering price per share	$10.24		$11.54
Class C:
Net assets	$35,504		$69,824,816
Shares authorized	unlimited		unlimited
Par value	$—		$—
Shares outstanding	3,467		6,050,765
Net asset value and redemption price per share(2)	$10.24		$11.54
Maximum offering price per share	$10.24		$11.54
Class I:
Net assets	$1,035		$4,489
Shares authorized	unlimited		unlimited
Par value	$—		$—
Shares outstanding	101		386
Net asset value and redemption price per share	$10.25		$11.63
Maximum offering price per share	$10.25		$11.63
Class R:
Net assets	n/a		$—
Shares authorized	n/a		unlimited
Par value	n/a		$—
Shares outstanding	n/a		$—
Net asset value and redemption price per share	n/a		$—
Maximum offering price per share	n/a		$—

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

(3)  Maximum offering price per share for ING Global Bond Fund is 2.50% and is computed at 100/97.50 of net asset value. On purchases of $99,999 or more, the offering price is reduced.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2006

	ING Global Equity Dividend Fund	ING Global Natural Resources Fund	ING Global Real Estate Fund	ING Global Value Choice Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$8,989,684	$715,588	$7,337,197	$2,104,358
Interest	214,572	262,496	493,505	156,123
Securities lending income	20,385	—	13,461	38,684
Total investment income	9,224,641	978,084	7,844,163	2,299,165
EXPENSES:
Investment management fees	1,263,686	1,027,161	2,775,270	1,062,122
Distribution and service fees:
Class A	204,748	300,719	608,798	162,200
Class B	367,116	—	191,636	228,519
Class C	619,151	—	536,701	318,361
Class Q	—	—	—	11,907
Transfer agent fees:
Class A	85,995	144,490	201,441	81,200
Class B	38,534	—	15,897	39,917
Class C	64,957	—	43,854	55,903
Class I	—	—	—	54
Class Q	—	—	—	905
Administrative service fees	180,525	120,287	322,299	106,212
Shareholder reporting expense	51,507	39,750	70,505	25,016
Registration fees	53,753	23,381	71,805	63,216
Professional fees	31,743	18,505	63,679	22,961
Custody and accounting expense	54,784	29,310	85,458	31,881
Trustee fees	4,206	3,477	6,036	3,650
Miscellaneous expense	9,464	3,323	13,319	11,500
Interest expense	—	4,434	—	2,974
Total expenses	3,030,169	1,714,837	5,006,698	2,228,498
Net recouped fees	116,579	—	—	—
Brokerage commission recapture	—	—	—	(7,368)
Net expenses	3,146,748	1,714,837	5,006,698	2,221,130
Net investment income (loss)	6,077,893	(736,753)	2,837,465	78,035
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, INVESTMENTS IN AFFILIATES, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:
Net realized gain (loss) on:
Investments	11,966,728	44,638,013	13,611,070	14,433,772
Investments in affiliates	—	—	39,733	—
Foreign currency related transactions	(210,527)	(122,369)	(586,608)	(135,513)
Net realized gain on investments, investments in affiliates and foreign currency related transactions	11,756,201	44,515,644	13,064,195	14,298,259
Net change in unrealized appreciation or depreciation on:
Investments	23,692,610	(6,716,861)	96,601,883	4,738,096
Foreign currency related transactions	1,299	(212)	15,126	5,948
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	23,693,909	(6,717,073)	96,617,009	4,744,044
Net realized and unrealized gain on investments, investments in affiliates and foreign currency related transactions	35,450,110	37,798,571	109,681,204	19,042,303
Increase in net assets resulting from operations	$41,528,003	$37,061,818	$112,518,669	$19,120,338
* Foreign taxes withheld	$585,569	$15,267	$539,357	$152,356

(1)  Dividends for the period ended October 31, 2006 for ING Global Real Estate Fund includes dividends from affiliate of $54,265 for ING UK Real Estate Income Trust Ltd.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS

	ING Emerging Countries Fund	ING Foreign Fund	ING Greater China Fund	ING Index Plus International Equity Fund
	Year Ended October 31, 2006	Year Ended October 31, 2006	December 21, 2005(1) to October 31, 2006	December 21, 2005(1) to October 31, 2006
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$6,306,676	$7,355,745	$559,427	$1,277,566
Interest	250,285	420,141	5,817	25,239
Securities lending income	125,738	78,835	—	—
Total investment income	6,682,699	7,854,721	565,244	1,302,805
EXPENSES:
Investment management fees	2,217,948	3,679,388	188,819	275,125
Distribution and service fees:
Class A	383,944	450,363	37,114	33,910
Class B	140,633	330,977	7,187	1,132
Class C	309,079	1,273,199	8,456	2,795
Class M	10,509	—	—	—
Class Q	33,516	2,862	—	—
Transfer agent fees:
Class A	157,213	173,023	15,939	2,667
Class B	20,043	32,211	792	43
Class C	44,827	124,107	925	91
Class I	1,766	12,637	11	5,386
Class M	2,036	—	—	—
Class Q	2,560	604	—	—
Administrative service fees	177,434	367,935	16,419	50,022
Shareholder reporting expense	53,070	80,335	20,730	23,470
Registration fees	63,473	72,533	9,472	9,565
Professional fees	19,194	24,189	9,640	7,196
Custody and accounting expense	164,347	300,346	37,053	54,461
Trustee fees	5,559	9,943	1,816	2,066
Offering expense	—	—	86,301	86,301
Miscellaneous expense	13,412	14,555	4,937	4,071
Interest expense	—	709	—	1,328
Total expenses	3,820,563	6,949,916	445,611	559,629
Net recouped (waived and reimbursed) fees	(109,698)	238,176	—	(72,836)
Brokerage commission recapture	(16,862)	(11,578)	—	—
Net expenses	3,694,003	7,176,514	445,611	486,793
Net investment income	2,988,696	678,207	119,633	816,012
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:
Net realized gain (loss) on:
Investments	19,240,712	19,128,145	(77,020)	2,047,720
Foreign currency related transactions	(63,783)	(3,613,509)	(22,332)	(192,076)
Net realized gain (loss) on investments, foreign currency related transactions, and futures	19,176,929	15,514,636	(99,352)	1,855,644
Net change in unrealized appreciation or depreciation on:
Investments	14,270,190	63,398,108	3,519,875	5,710,163
Foreign currency related transactions	(77,126)	519,581	(55)	398
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	14,193,064	63,917,689	3,519,820	5,710,561
Net realized and unrealized gain on investments, foreign currency related transactions, and futures	33,369,993	79,432,325	3,420,468	7,566,205
Increase in net assets resulting from operations	$36,358,689	$80,110,532	$3,540,101	$8,382,217
* Foreign taxes withheld	$785,374	$954,730	$71,969	$117,023

(1)  Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS

	ING International Fund	ING International Capital Appreciation Fund	ING International Real Estate Fund	ING International SmallCap Fund
	Year Ended October 31, 2006	December 21, 2005(1) to October 31, 2006	February 28, 2006(1) to October 31, 2006	Year Ended October 31, 2006
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$3,096,905	$424,116	$578,334	$9,235,472
Interest	241,888	34,289	71,386	538,190
Securities lending income	11,742	—	—	974,454
Total investment income	3,350,535	458,405	649,720	10,748,116
EXPENSES:
Investment management fees	1,280,746	236,941	235,365	4,663,780
Distribution and service fees:
Class A	144,163	10,660	38,519	773,689
Class B	173,747	287	3,460	612,707
Class C	159,921	358	48,951	621,719
Class Q	57,655	—	—	186,466
Transfer agent fees:
Class A	89,124	2,566	14,174	238,822
Class B	26,780	17	313	64,694
Class C	24,669	21	4,548	75,578
Class I	839	7,716	2,896	250
Class Q	1,384	—	—	29,822
Administrative service fees	128,073	27,875	23,536	467,914
Shareholder reporting expense	19,475	9,048	8,710	48,297
Registration fees	79,414	10,879	7,764	74,853
Professional fees	15,516	5,318	5,736	38,515
Custody and accounting expense	54,530	43,374	39,670	239,074
Trustee fees	3,968	1,370	1,860	12,086
Offering expense	—	86,301	67,123	—
Miscellaneous expense	12,327	3,911	1,828	39,149
Interest expense	1,279	708	—	729
Total expenses	2,273,610	447,350	504,453	8,188,144
Net waived and reimbursed fees	—	(93,974)	(119,550)	—
Brokerage commission recapture	—	(716)	—	—
Net expenses	2,273,610	352,660	384,903	8,188,144
Net investment income	1,076,925	105,745	264,817	2,559,972
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:
Net realized gain (loss) on:
Investments	18,819,834	1,204,800	(145,648)	62,752,074
Foreign currency related transactions	(215,115)	(119,615)	(119,860)	155,474
Net realized gain (loss) on investments and foreign currency related transactions	18,604,719	1,085,185	(265,508)	62,907,548
Net change in unrealized appreciation or depreciation on:
Investments	4,897,143	3,493,023	7,391,041	32,213,864
Foreign currency related transactions	13,612	1,503	2,252	17,129
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	4,910,755	3,494,526	7,393,293	32,230,993
Net realized and unrealized gain on investments, foreign currency related transactions, and futures	23,515,474	4,579,711	7,127,785	95,138,541
Increase in net assets resulting from operations	$24,592,399	$4,685,456	$7,392,602	$97,698,513
* Foreign taxes withheld	$232,380	$42,196	$69,557	$739,920

(1)  Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS

	ING International Value Fund	ING International Value Choice Fund	ING Russia Fund	ING Emerging Markets Fixed Income Fund
	Year Ended October 31, 2006	Year Ended October 31, 2006	Year Ended October 31, 2006	December 21, 2005(1) to October 31, 2006
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$108,751,089	$875,887	$7,372,329	$—
Interest	2,834,117	104,049	—	829,489
Securities lending income	447,093	—	322,234	—
Total investment income	112,032,299	979,936	7,694,563	829,489
EXPENSES:
Investment management fees	44,969,244	347,873	7,198,140	62,567
Distribution and service fees:
Class A	5,691,844	30,586	1,439,624	23,483
Class B	3,930,167	29,673	—	693
Class C	7,039,087	33,187	—	1,561
Class Q	68,974	—	—	—
Transfer agent fees:
Class A	2,175,273	13,336	488,095	4,435
Class B	449,350	3,235	—	39
Class C	806,694	3,617	—	79
Class I	587,151	381	—	—
Class Q	10,782	—	—	—
Administrative service fees	4,496,875	34,787	575,845	9,626
Shareholder reporting expense	560,600	5,258	121,592	15,476
Registration fees	117,310	36,089	47,490	11,494
Professional fees	319,249	18,922	32,610	6,100
Custody and accounting expense	1,406,204	20,338	1,450,826	5,830
Trustee fees	132,489	1,628	12,045	1,835
Offering expense	—	1,593	—	86,300
Miscellaneous expense	1,145,298	4,148	18,983	4,054
Interest expense	12,135	—	—	—
Total expenses	73,918,726	584,651	11,385,250	233,572
Net waived and reimbursed fees	—	(4,469)	—	(111,594)
Brokerage commission recapture	(33,401)	(3,723)	—	—
Net expenses	73,885,325	576,459	11,385,250	121,978
Net investment income (loss)	38,146,974	403,477	(3,690,687)	707,511
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:
Net realized gain (loss) on:
Investments	493,978,456	1,116,554	46,310,358	66,986
Foreign currency related transactions	(1,169,752)	(54,138)	(53,572)	(1,422)
Futures	—	—	—	17,383
Net realized gain on investments, foreign currency related transactions, and futures	492,808,704	1,062,416	46,256,786	82,947
Net change in unrealized appreciation or depreciation on:
Investments	552,646,873	3,117,173	174,358,810	288,677
Foreign currency related transactions	250,158	(754)	68	(816)
Futures	—	—	—	(20,407)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	552,897,031	3,116,419	174,358,878	267,454
Net realized and unrealized gain on investments, foreign currency related transactions, and futures	1,045,705,735	4,178,835	220,615,664	350,401
Increase in net assets resulting from operations	$1,083,852,709	$4,582,312	$216,924,977	$1,057,912
* Foreign taxes withheld	$13,032,787	$103,135	$1,132,285	$11,766

(1)  Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS

	ING Global Bond Fund	ING Diversified International Fund
	June 30, 2006(1) to October 31, 2006	December 21, 2005(1) to October 31, 2006
INVESTMENT INCOME:
Dividends from underlying affiliated funds	$—	$2,947
Interest, net of foreign taxes withheld*(2)	275,794	—
Total investment income	275,794	2,947
EXPENSES:
Investment management fees	33,344	—
Distribution and service fees:
Class A	20,820	191,146
Class B	8	109,807
Class C	71	323,284
Transfer agent fees:
Class A	7,094	77,728
Class B	1	11,163
Class C	8	32,865
Class I	—	2
Administrative service fees	8,336	119,769
Shareholder reporting expense	2,980	34,018
Registration fees	1,468	19,966
Professional fees	2,461	18,665
Custody and accounting expense	3,018	6,546
Trustee fees	813	2,482
Offering expense	34,176	164,929
Miscellaneous expense	554	3,724
Interest expense	—	1,085
Total expenses	115,152	1,117,179
Net waived and reimbursed fees	(39,924)	(372,357)
Net expenses	75,228	744,822
Net investment income (loss)	200,566	(741,875)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, INVESTMENTS IN UNDERLYING AFFILIATED FUNDS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:
Net realized gain (loss) on:
Investments	412,735	—
Investments in underlying affiliated funds	—	(1,565,439)
Foreign currency related transactions	(75,508)	—
Futures	11,611	—
Net realized gain (loss) on investments, investments in underlying affiliated funds, foreign currency related transactions, and futures	348,838	(1,565,439)
Net change in unrealized appreciation or depreciation on:
Investments	284,231	18,100,115
Foreign currency related transactions	(52,611)	—
Futures	(2,583)	—
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	229,037	18,100,115
Net realized and unrealized gain on investments, investments in underlying affiliated funds, foreign currency related transactions, and futures	577,875	16,534,676
Increase in net assets resulting from operations	$778,441	$15,792,801
* Foreign taxes withheld	$597	$—

(1)  Commencement of operations

(2)  Interest for the period ended October 31, 2006 for ING Global Bond Fund includes interest from affiliates of $20,246 for ING Institutional Prime Money Market Fund.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Global Equity Dividend Fund		ING Global Natural Resources Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
FROM OPERATIONS:
Net investment income (loss)	$6,077,893	$2,915,778	$(736,753)	$(645,673)
Net realized gain on investments and foreign currency related transactions	11,756,201	1,687,744	44,515,644	8,968,836
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	23,693,909	(344,549)	(6,717,073)	(3,271,199)
Net increase in net assets resulting from operations	41,528,003	4,258,973	37,061,818	5,051,964
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(2,877,316)	(1,612,143)	(180,375)	(2,990,570)
Class B	(1,049,974)	(464,058)	—	—
Class C	(1,773,737)	(739,105)	—	—
Net realized gains:
Class A	(1,118,180)	(202,278)	—	—
Class B	(431,639)	(68,833)	—	—
Class C	(736,438)	(78,925)	—	—
Total distributions	(7,987,284)	(3,165,342)	(180,375)	(2,990,570)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	95,777,433	156,092,182	22,092,980	8,755,764
Dividends reinvested	4,690,850	1,717,095	161,561	2,642,230
	100,468,283	157,809,277	22,254,541	11,397,994
Cost of shares redeemed	(53,698,155)	(26,214,327)	(25,464,330)	(17,774,785)
Net increase (decrease) in net assets resulting from capital share transactions	46,770,128	131,594,950	(3,209,789)	(6,376,791)
Net increase (decrease) in net assets	80,310,847	132,688,581	33,671,654	(4,315,397)
NET ASSETS:
Beginning of year	150,962,735	18,274,154	87,440,769	91,756,166
End of year	$231,273,582	$150,962,735	$121,112,423	$87,440,769
Undistributed net investment income at end of year	$957,740	$80,039	$2,905,734	$136,516

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Global Real Estate Fund		ING Global Value Choice Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
FROM OPERATIONS:
Net investment income	$2,837,465	$1,966,752	$78,035	$124,251
Net realized gain on investments, investments in affiliates, related transactions and payment by affiliate	13,064,195	12,164,023	14,298,259	25,142,182
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	96,617,009	10,845,250	4,744,044	(11,171,818)
Net increase in net assets resulting from operations	112,518,669	24,976,025	19,120,338	14,094,615
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(5,490,053)	(3,673,599)	(322,489)	—
Class B	(386,380)	(233,025)	—	—
Class C	(986,253)	(422,111)	(35,318)	—
Class I	(149,037)	(17,876)	—	—
Class Q	—	—	(39,663)	—
Net realized gains:
Class A	(8,946,554)	(5,775,476)	—	—
Class B	(920,111)	(334,884)	—	—
Class C	(2,017,572)	(517,618)	—	—
Class I	(103,752)	—	—	—
Total distributions	(18,999,712)	(10,974,589)	(397,470)	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	386,972,514	95,904,278	22,826,540	15,058,733
Dividends reinvested	13,607,657	8,286,072	232,139	—
	400,580,171	104,190,350	23,058,679	15,058,733
Cost of shares redeemed	(54,880,614)	(46,019,544)	(36,462,732)	(43,124,283)
Net increase (decrease) in net assets resulting from capital share transactions	345,699,557	58,170,806	(13,404,053)	(28,065,550)
Net increase (decrease) in net assets	439,218,514	72,172,242	5,318,815	(13,970,935)
NET ASSETS:
Beginning of year	180,286,637	108,114,395	100,728,942	114,699,877
End of year	$619,505,151	$180,286,637	$106,047,757	$100,728,942
Undistributed net investment income (accumulated net investment loss) at end of year	$(1,380,929)	$(3,067,440)	$4,954	$396,508

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Emerging Countries Fund		ING Foreign Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
FROM OPERATIONS:
Net investment income	$2,988,696	$858,328	$678,207	$337,622
Net realized gain on investments, foreign currency related transactions and payment by affiliate	19,176,929	46,125,240	15,514,636	7,668,921
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	14,193,064	(26,356,354)	63,917,689	20,316,629
Net increase in net assets resulting from operations	36,358,689	20,627,214	80,110,532	28,323,172
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(521,510)	(59,355)	—	—
Class C	(76,339)	—	—	—
Class M	(1,172)	—	—	—
Class Q	(72,796)	(13,322)	—	—
Net realized gains:
Class A	—	—	(3,149,065)	—
Class B	—	—	(602,429)	—
Class C	—	—	(2,293,757)	—
Class I	—	—	(25,483)	—
Class Q	—	—	(26,071)	—
Total distributions	(671,817)	(72,677)	(6,096,805)	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	104,928,041	49,570,991	225,899,108	130,983,247
Dividends reinvested	558,626	65,764	3,983,760	—
	105,486,667	49,636,755	229,882,868	130,983,247
Cost of shares redeemed	(65,590,355)	(37,110,260)	(65,228,166)	(42,711,627)
Net increase in net assets resulting from capital share transactions	39,896,312	12,526,495	164,654,702	88,271,620
Net increase in net assets	75,583,184	33,081,032	238,668,429	116,594,792
NET ASSETS:
Beginning of year	132,676,106	99,595,074	235,831,055	119,236,263
End of year	$208,259,290	$132,676,106	$474,499,484	$235,831,055
Undistributed net investment income at end of year	$2,923,300	$670,204	$727,435	$1,106,905

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Greater China Fund	ING Index Plus International Equity Fund
	December 21, 2005(1) to October 31, 2006	December 21, 2005(1) to October 31, 2006
FROM OPERATIONS:
Net investment income	$119,633	$816,012
Net realized gain (loss) on investments and foreign currency related transactions	(99,352)	1,855,644
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	3,519,820	5,710,561
Net increase in net assets resulting from operations	3,540,101	8,382,217
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	26,394,340	91,204,957
Cost of shares redeemed	(2,122,686)	(7,694,903)
Net increase in net assets resulting from capital share transactions	24,271,654	83,510,054
Net increase in net assets	27,811,755	91,892,271
NET ASSETS:
Beginning of period	—	—
End of period	$27,811,755	$91,892,271
Undistributed net investment income at end of period	$137,964	$888,758

(1)  Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING International Fund		ING International Capital Appreciation Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	December 21, 2005(1) to October 31, 2006
FROM OPERATIONS:
Net investment income	$1,076,925	$924,866	$105,745
Net realized gain on investments, foreign currency related transactions and payment by affiliate	18,604,719	15,771,935	1,085,185
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	4,910,755	(3,071,289)	3,494,526
Net increase in net assets resulting from operations	24,592,399	13,625,512	4,685,456
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(808,009)	(500,256)	—
Class B	(134,209)	(77,407)	—
Class C	(114,855)	(70,840)	—
Class I	(475,409)	(268,842)	—
Class Q	(281,619)	(93,747)	—
Total distributions	(1,814,101)	(1,011,092)	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	40,612,022	34,317,445	58,564,363
Dividends reinvested	1,681,978	927,388	—
Redemption fee proceeds	257	12,635	—
	42,294,257	35,257,468	58,564,363
Cost of shares redeemed	(53,702,310)	(30,672,702)	(12,241,259)
Net increase (decrease) in net assets resulting from capital share transactions	(11,408,053)	4,584,766	46,323,104
Net increase in net assets	11,370,245	17,199,186	51,008,560
NET ASSETS:
Beginning of period	120,534,680	103,335,494	—
End of period	$131,904,925	$120,534,680	$51,008,560
Undistributed net investment income at end of period	$1,393,902	$1,737,694	$422,118

(1)  Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING International Real Estate Fund	ING International SmallCap Fund
	February 28, 2006(1) to October 31, 2006	Year Ended October 31, 2006	Year Ended October 31, 2005
FROM OPERATIONS:
Net investment income	$264,817	$2,559,972	$2,689,988
Net realized gain (loss) on investments, foreign currency related transactions and payment by affiliate	(265,508)	62,907,548	97,859,485
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	7,393,293	32,230,993	(16,256,485)
Net increase in net assets resulting from operations	7,392,602	97,698,513	84,292,988
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(120,231)	(1,533,625)	—
Class B	(1,428)	(57,978)	—
Class C	(19,994)	(164,327)	—
Class I	(34,816)	—	—
Class Q	—	(617,820)	—
Total distributions	(176,469)	(2,373,750)	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	92,161,082	309,748,096	93,365,295
Dividends reinvested	62,630	1,879,677	—
	92,223,712	311,627,773	93,365,295
Cost of shares redeemed	(8,592,241)	(161,509,548)	(158,584,246)
Net increase (decrease) in net assets resulting from capital share transactions	83,631,471	150,118,225	(65,218,951)
Net increase in net assets	90,847,604	245,442,988	19,074,037
NET ASSETS:
Beginning of period	—	341,009,600	321,935,563
End of period	$90,847,604	$586,452,588	$341,009,600
Undistributed net investment income at end of period	$2,391,308	$3,446,324	$2,368,780

(1)  Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING International Value Fund		ING International Value Choice Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	February 1, 2005(1) to October 31, 2006
FROM OPERATIONS:
Net investment income	$38,146,974	$30,795,481	$403,477	$36,817
Net realized gain on investments, foreign currency related transactions and payment by affiliate	492,808,704	333,307,624	1,062,416	159,513
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	552,897,031	192,970,828	3,116,419	257,310
Net increase in net assets resulting from operations	1,083,852,709	557,073,933	4,582,312	453,640
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(14,654,043)	(24,560,725)	(65,003)	—
Class B	(194,108)	(2,978,147)	(16,400)	—
Class C	(1,042,925)	(4,480,827)	(15,496)	—
Class I	(15,430,051)	(14,637,231)	—	—
Class Q	(268,368)	(416,197)	—	—
Net realized gains:
Class A	(133,758,480)	(88,815,999)	(106,743)	—
Class B	(30,856,576)	(21,863,296)	(32,501)	—
Class C	(51,541,230)	(32,628,011)	(33,480)	—
Class I	(94,544,982)	(40,249,883)	—	—
Class Q	(2,101,201)	(1,347,031)	—	—
Total distributions	(344,391,964)	(231,977,347)	(269,623)	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	828,247,984	888,315,865	58,821,061	9,890,518
Dividends reinvested	245,908,881	168,697,259	176,320	—
	1,074,156,865	1,057,013,124	58,997,381	9,890,518
Cost of shares redeemed	(1,022,244,408)	(1,185,357,264)	(10,034,154)	(1,005,577)
Net increase (decrease) in net assets resulting from capital share transactions	51,912,457	(128,344,140)	48,963,227	8,884,941
Net increase in net assets	791,373,202	196,752,446	53,275,916	9,338,581
NET ASSETS:
Beginning of period	4,056,615,910	3,859,863,464	9,338,581	—
End of period	$4,847,989,112	$4,056,615,910	$62,614,497	$9,338,581
Undistributed net investment income at end of period	$40,659,747	$31,576,663	$332,255	$90,092

(1)  Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Russia Fund		ING Emerging Markets Fixed Income Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	December 21, 2005(1) to October 31, 2006
FROM OPERATIONS:
Net investment income (loss)	$(3,690,687)	$(11,304)	$707,511
Net realized gain on investments, foreign currency related transactions, and futures	46,256,786	77,079	82,947
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	174,358,878	61,195,797	267,454
Net increase in net assets resulting from operations	216,924,977	61,261,572	1,057,912
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	—	(111,452)	(587,392)
Class B	—	—	(4,028)
Class C	—	—	(9,308)
Class I	—	—	(513)
Total distributions	—	(111,452)	(601,241)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	528,911,241	93,862,631	26,474,530
Dividends reinvested	—	96,494	29,467
Redemption fee proceeds	2,984,157	850,706	—
	531,895,398	94,809,831	26,503,997
Cost of shares redeemed	(268,475,876)	(96,537,671)	(202,829)
Net increase (decrease) in net assets resulting from capital share transactions	263,419,522	(1,727,840)	26,301,168
Net increase in net assets	480,344,499	59,422,280	26,757,839
NET ASSETS:
Beginning of period	271,602,751	212,180,471	—
End of period	$751,947,250	$271,602,751	$26,757,839
Undistributed net investment income (accumulated net investment loss) at end of period	$—	$—	$113,485

(1)  Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Global Bond Fund	ING Diversified International Fund
	June 30, 2006(1) to October 31, 2006	December 21, 2005(1) to October 31, 2006
FROM OPERATIONS:
Net investment income (loss)	$200,566	$(741,875)
Net realized gain (loss) on investments, investments in underlying affiliated funds, foreign currency related transactions, and futures	348,838	(1,565,439)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	229,037	18,100,115
Net increase in net assets resulting from operations	778,441	15,792,801
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(154,905)	—
Class B	(8)	—
Class C	(71)	—
Class I	(7)	—
Total distributions	(154,991)	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	25,224,747	264,857,407
Cost of shares redeemed	—	(17,677,662)
Net increase in net assets resulting from capital share transactions	25,224,747	247,179,745
Net increase in net assets	25,848,197	262,972,546
NET ASSETS:
Beginning of period	—	—
End of period	$25,848,197	$262,972,546
Undistributed net investment income (accumulated net investment loss) at end of period	$(11,046)	$—

(1)  Commencement of operations

See Accompanying Notes to Financial Statements

ING GLOBAL EQUITY DIVIDEND FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended October 31,				September 17, 2003(1) to October 31,
	2006	2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$13.07	12.41		10.49	10.00
Income from investment operations:
Net investment income	$0.54	0.47	*	0.44	0.02
Net realized and unrealized gain on investments	$2.85	0.92		1.87	0.47
Total from investment operations	$3.39	1.39		2.31	0.49
Less distributions from:
Net investment income	$0.51	0.54		0.39	—
Net realized gains on investments	$0.19	0.19		—	—
Total distributions	$0.70	0.73		0.39	—
Net asset value, end of period	$15.76	13.07		12.41	10.49
Total Return(2)%	26.56	11.45		22.59	4.90
Ratios and Supplemental Data:
Net assets, end of period (000's)	$108,911	73,186		11,316	4,274
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.33	1.40		1.40	1.40
Gross expenses prior to expense reimbursement/recoupment(3)%	1.27	1.28		3.44	7.00
Net investment income after expense reimbursement/recoupment(3)(4)%	3.76	3.60		4.39	3.58
Portfolio turnover rate %	50	57		60	3
	Class B
	Year Ended October 31,				October 24, 2003(1) to October 31,
	2006	2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$13.05	12.37		10.49	10.31
Income from investment operations:
Net investment income	$0.43	0.37	*	0.42	0.00 **
Net realized and unrealized gain on investments	$2.84	0.92		1.82	0.18
Total from investment operations	$3.27	1.29		2.24	0.18
Less distributions from:
Net investment income	$0.41	0.42		0.36	—
Net realized gains on investments	$0.19	0.19		—	—
Total distributions	$0.60	0.61		0.36	—
Net asset value, end of period	$15.72	13.05		12.37	10.49
Total Return(2)%	25.55	10.65		21.92	1.75
Ratios and Supplemental Data:
Net assets, end of period (000's)	$44,936	28,811		3,303	12
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.08	2.15		2.15	2.15
Gross expenses prior to expense reimbursement/recoupment(3)%	2.02	2.03		4.19	7.75
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	3.05	2.83		4.03	(0.67)
Portfolio turnover rate %	50	57		60	3

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Per share data calculated using average number of shares outstanding throughout the period.

**  Amount represents less than $0.005 per share.

See Accompanying Notes to Financial Statements

ING GLOBAL EQUITY DIVIDEND FUND (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended October 31,				October 29, 2003(1) to October 31,
	2006	2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$13.02	12.37		10.48	10.44
Income from investment operations:
Net investment income	$0.43	0.37	*	0.39	0.00 **
Net realized and unrealized gain on investments	$2.84	0.90		1.86	0.04
Total from investment operations	$3.27	1.27		2.25	0.04
Less distributions from:
Net investment income	$0.41	0.43		0.36	—
Net realized gains on investments	$0.19	0.19		—	—
Total distributions	$0.60	0.62		0.36	—
Net asset value, end of period	$15.69	13.02		12.37	10.48
Total Return(2)%	25.62	10.51		21.99	0.38
Ratios and Supplemental Data:
Net assets, end of period (000's)	$77,426	48,965		3,655	19
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.08	2.15		2.15	2.15
Gross expenses prior to expense reimbursement/recoupment(3)%	2.02	2.03		4.19	7.75
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	3.03	2.82		3.99	(0.88)
Portfolio turnover rate %	50	57		60	3

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Per share data calculated using average number of shares outstanding throughout the period.

**  Amount represents less than $0.005 per share.

See Accompanying Notes to Financial Statements

ING GLOBAL NATURAL RESOURCES FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended October 31,
	2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$7.34	7.09	6.94	4.40	3.05
Income (loss) from investment operations:
Net investment loss		$(0.06)	(0.06)	(0.05)	(0.02)	(0.01)
Net realized and unrealized gain on investments		$3.20	0.54	0.20	2.56	1.38
Total from investment operations		$3.14	0.48	0.15	2.54	1.37
Less distributions from:
Net investment income		$0.02	0.23	—	—	0.02
Total distributions		$0.02	0.23	—	—	0.02
Net asset value, end of year		$10.46	7.34	7.09	6.94	4.40
Total Return(1)%		42.76	6.81	2.16	57.73	45.01
Ratios and Supplemental Data:
Net assets, end of year (000's)		$121,112	87,441	91,756	101,696	72,346
Ratios to average net assets:
Expenses	%	1.42	1.56	1.44	1.57	1.73
Net investment loss	%	(0.61)	(0.77)	(0.69)	(0.36)	(0.33)
Portfolio turnover rate	%	158	78	77	94	54

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

See Accompanying Notes to Financial Statements

ING GLOBAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended October 31,						November 5, 2001(1) to October 31,
	2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$17.14		15.40		13.06	10.40	10.01
Income from investment operations:
Net investment income	$0.20	*	0.26	*†	0.27	0.57	0.45
Net realized and unrealized gain on investments	$6.41		2.94	†	3.26	2.79	0.31
Total from investment operations	$6.61		3.20		3.53	3.36	0.76
Less distributions from:
Net investment income	$0.46		0.54		0.43	0.54	0.37
Net realized gain on investments	$1.06		0.92		0.76	0.16	—
Total distributions	$1.52		1.46		1.19	0.70	0.37
Net asset value, end of period	$22.23		17.14		15.40	13.06	10.40
Total Return(2)%	41.09		21.95		28.90	33.77	7.47
Ratios and Supplemental Data:
Net assets, end of period (000's)	$467,405		138,314		95,561	41,549	25,440
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.39		1.59		1.75	1.75	1.76
Gross expenses prior to expense reimbursement/recoupment(3)%	1.39		1.50		1.55	1.95	2.46
Net investment income after expense reimbursement/recoupment(3)(4)%	1.04		1.58	†	2.55	5.14	4.12
Portfolio turnover rate %	39		91		129	124	141
	Class B
	Year Ended October 31,						March 15, 2002(1) to October 31,
	2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$15.01		13.67		11.74	9.43	10.03
Income (loss) from investment operations:
Net investment income	$0.05	*	0.12	*†	0.14	0.48	0.16
Net realized and unrealized gain (loss) on investments	$5.56		2.59	†	2.90	2.47	(0.58)
Total from investment operations	$5.61		2.71		3.04	2.95	(0.42)
Less distributions from:
Net investment income	$0.36		0.45		0.35	0.48	0.18
Net realized gain on investments	$1.06		0.92		0.76	0.16	—
Total distributions	$1.42		1.37		1.11	0.64	0.18
Net asset value, end of period	$19.20		15.01		13.67	11.74	9.43
Total Return(2)%	40.04		21.05		27.89	32.83	(4.29)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$31,677		12,302		4,736	1,506	677
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.14		2.34		2.50	2.50	2.52
Gross expenses prior to expense reimbursement/recoupment(3)%	2.14		2.25		2.30	2.70	3.19
Net investment income after expense reimbursement/recoupment(3)(4)%	0.31		0.79	†	1.78	4.44	3.74
Portfolio turnover rate %	39		91		129	124	141

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Per share data calculated using average number of shares outstanding throughout the period.

†  Effective November 1, 2004, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended October 31, 2005 was to decrease the net investment income per share by $0.12 and $0.10, increase net realized and unrealized gain on investments per share by $0.12 and $0.10 and decrease the ratio of net investment income to average net assets from 2.31% to 1.58% and 1.51% to 0.79% on Class A and Class B.

See Accompanying Notes to Financial Statements

ING GLOBAL REAL ESTATE FUND (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended October 31,						January 8, 2002(1) to October 31,
	2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$15.65		14.19		12.14	9.70	9.99
Income (loss) from investment operations:
Net investment income	$0.05	*	0.12	*†	0.14	0.45	0.19
Net realized and unrealized gain (loss) on investments	$5.82		2.71	†	3.02	2.60	(0.31)
Total from investment operations	$5.87		2.83		3.16	3.05	(0.12)
Less distributions from:
Net investment income	$0.36		0.45		0.35	0.45	0.17
Net realized gain on investments	$1.06		0.92		0.76	0.16	—
Total distributions	$1.42		1.37		1.11	0.61	0.17
Net asset value, end of period	$20.10		15.65		14.19	12.14	9.70
Total Return(2)%	40.06		21.11		27.93	32.89	(1.24)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$109,197		27,989		7,817	1,732	2,320
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.14		2.34		2.50	2.50	2.52
Gross expenses prior to expense reimbursement/recoupment(3)%	2.14		2.25		2.30	2.70	3.19
Net investment income after expense reimbursement/recoupment(3)(4)%	0.29		0.78	†	1.72	4.60	3.51
Portfolio turnover rate %	39		91		129	124	141

	Class I
	Year Ended October 31, 2006		June 3, 2005(1) to October 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$17.14		16.32
Income from investment operations:
Net investment income	$0.28	*	0.14	*††
Net realized and unrealized gain on investments	$6.39		0.86	††
Total from investment operations	$6.67		1.00
Less distributions from:
Net investment income	$0.52		0.18
Net realized gains on investment	$1.06		—
Total distributions	$1.58		0.18
Net asset value, end of period	$22.23		17.14
Total Return(2)%	41.49		6.14
Ratios and Supplemental Data:
Net assets, end of period (000's)	$11,226		1,681
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.06		1.30
Gross expenses prior to expense reimbursement/recoupment(3)%	1.06		1.22
Net investment income after expense reimbursement/recoupment(3)(4)%	1.40		0.85	†
Portfolio turnover rate %	39		91

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Per share data calculated using average number of shares outstanding throughout the period.

†  Effective November 1, 2004, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended October 31, 2005 was to decrease the net investment income per share by $0.11, increase net realized and unrealized gain on investments per share by $0.11 and decrease the ratio of net investment income to average net assets from 1.51% to 0.78% for Class C.

††  Effective November 1, 2004, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the five months ended October 31, 2005 was to decrease the net investment income per share by $0.30, increase net realized and unrealized gain on investments per share by $0.30 and decrease the ratio of net investment income to average net assets from 2.60% to 0.85% for Class I.

See Accompanying Notes to Financial Statements

ING GLOBAL VALUE CHOICE FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended October 31,
	2006	2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$18.16	15.96		14.76	12.36	15.45
Income (loss) from investment operations:
Net investment income (loss)	$0.08	0.09		(0.04)	(0.06)	(0.12)*
Net realized and unrealized gain (loss) on investments	$3.62	2.11		1.24	2.46	(2.97)*
Total from investment operations	$3.70	2.20		1.20	2.40	(3.09)
Less distributions from:
Net investment income	$0.14	—		—	—	—
Total distributions	$0.14	—		—	—	—
Payment by affiliate	$—	0.00	**	—	—	—
Net asset value, end of year	$21.72	18.16		15.96	14.76	12.36
Total Return(1)%	20.48	13.78	†	8.13	19.42	(20.00)
Ratios and Supplemental Data:
Net assets, end of year (000's)	$47,305	41,941		46,133	56,877	69,478
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(2)%	1.77	1.85		1.85	1.85	1.86
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(2)%	1.78	1.85		1.85	1.85	1.86
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture %	1.78	1.90		1.77	1.93	1.96
Net investment income (loss) after expense reimbursement/recoupment and brokerage commission recapture(2)%	0.40	0.46		(0.21)	(0.35)	(0.83)
Portfolio turnover rate %	77	129		101	125	281
	Class B
	Year Ended October 31,
	2006	2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$19.67	17.39		16.19	13.65	17.19
Income (loss) from investment operations:
Net investment loss	$(0.04)	(0.04)		(0.17)	(0.16)	(0.25)*
Net realized and unrealized gain (loss) on investments	$3.91	2.32		1.37	2.70	(3.29)*
Total from investment operations	$3.87	2.28		1.20	2.54	(3.54)
Payment by affiliate	$—	0.00	**	—	—	—
Net asset value, end of year	$23.54	19.67		17.39	16.19	13.65
Total Return(1)%	19.67	13.11	†	7.41	18.61	(20.59)
Ratios and Supplemental Data:
Net assets, end of year (000's)	$21,364	23,483		28,559	35,459	38,603
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(2)%	2.42	2.50		2.50	2.50	2.51
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(2)%	2.43	2.50		2.50	2.50	2.51
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture %	2.43	2.55		2.42	2.58	2.61
Net investment loss after expense reimbursement/recoupment and brokerage commission recapture(2)%	(0.25)	(0.19)		(0.87)	(1.00)	(1.46)
Portfolio turnover rate %	77	129		101	125	281

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Per share data calculated using average number of shares outstanding throughout the period.

**  Amount represents less than $0.005 per share or 0.005%.

†  In 2005, there was no impact on total return due to payment by affiliate.

See Accompanying Notes to Financial Statements

ING GLOBAL VALUE CHOICE FUND (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended October 31,
	2006	2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$17.50	15.48		14.41	12.14	15.29
Income (loss) from investment operations:
Net investment loss	$(0.05)	(0.04)		(0.15)	(0.15)	(0.22)*
Net realized and unrealized gain (loss) on investments	$3.50	2.06		1.22	2.42	(2.93)
Total from investment operations	$3.45	2.02		1.07	2.27	(3.15)
Less distributions from:
Net investment income	$0.02	—		—	—	—
Total distributions	$0.02	—		—	—	—
Payment by affiliate	$—	0.00	**	—	—	—
Net asset value, end of year	$20.93	17.50		15.48	14.41	12.14
Total Return(1)%	19.73	13.05	†	7.43	18.70	(20.60)
Ratios and Supplemental Data:
Net assets, end of year (000's)	$31,612	30,918		35,784	45,476	51,868
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(2)%	2.42	2.50		2.50	2.50	2.51
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(2)%	2.43	2.50		2.50	2.50	2.51
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture %	2.43	2.55		2.42	2.58	2.61
Net investment loss after expense reimbursement/recoupment and brokerage commission recapture(2)%	(0.26)	(0.19)		(0.87)	(1.01)	(1.46)
Portfolio turnover rate %	77	129		101	125	281

Class I
September 6, 2006(4) to October 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$21.31
Income from investment operations:
Net investment loss	$(0.11)
Net realized and unrealized gain on investments	$0.53
Total from investment operations	$0.42
Net asset value, end of period	$21.73
Total Return(1)%	1.97
Ratios/Supplemental Data:
Net assets, end of period (000's)	$3,010
Ratio to average net assets:
Net expenses after brokerage commission recapture(3)%	1.26
Gross expenses prior to brokerage commission recapture(3)%	1.27
Net investment loss after brokerage commission recapture(3)%	(0.69)
Portfolio turnover rate %	77

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(3)  Annualized for periods less than one year.

(4)  Commencement of operations.

*  Per share data calculated using average number of shares outstanding throughout the period.

**  Amount represents less than $0.005 per share.

†  In 2005, there was no impact on total return due to payment by affiliate.

See Accompanying Notes to Financial Statements

ING GLOBAL VALUE CHOICE FUND (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q
	Year Ended October 31,
	2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$21.25		18.61		17.17	14.34	17.87
Income (loss) from investment operations:
Net investment income (loss)	$0.18	*	0.15		0.01	(0.01)	(0.08)*
Net realized and unrealized gain (loss) on investments	$4.20		2.49		1.43	2.84	(3.45)*
Total from investment operations	$4.38		2.64		1.44	2.83	(3.53)
Less distributions from:
Net investment income	$0.19		—		—	—	—
Total distributions	$0.19		—		—	—	—
Payment by affiliate	$—		0.00	**	—	—	—
Net asset value, end of year	$25.44		21.25		18.61	17.17	14.34
Total Return(1)%	20.75		14.19	†	8.39	19.74	(19.75)
Ratios and Supplemental Data:
Net assets, end of year (000's)	$2,757		4,387		4,223	6,454	8,194
Ratios to average net assets:
Net expense after reimbursement/recoupment and brokerage commission recapture(2)%	1.51		1.55		1.59	1.54	1.49
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(2)%	1.52		1.55		1.59	1.54	1.49
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture %	1.52		1.60		1.51	1.62	1.59
Net investment income (loss) after expense reimbursement/recoupment and brokerage commission recapture(2)%	0.75		0.75		0.05	(0.04)	(0.47)
Portfolio turnover rate %	77		129		101	125	281

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Per share data calculated using average number of shares outstanding throughout the period.

**  Amount represents less than $0.005 per share.

†  In 2005, there was no impact on total return due to payment by affiliate.

See Accompanying Notes to Financial Statements

ING EMERGING COUNTRIES FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended October 31,
	2006		2005		2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$23.60		19.40		17.32		12.44	11.87
Income (loss) from investment operations:
Net investment income (loss)	$0.48		0.19		0.09		0.03	(0.10)
Net realized and unrealized gain on investments (net of Indian tax)	$5.68		3.98		2.08		4.85	0.67
Total from investment operations	$6.16		4.17		2.17		4.88	0.57
Less distributions from:
Net investment income (loss)	$0.14		0.02		0.09		—	(0.00)*
Total distributions	$0.14		0.02		0.09		—	—
Payment by affiliate	$—		0.05		0.00	*	—	—
Net asset value, end of year	$29.62		23.60		19.40		17.32	12.44
Total Return(1)%	26.19		21.76	††	12.58	†	39.23	4.80
Ratios and Supplemental Data:
Net assets, end of year (000's)	$123,219		87,143		67,282		71,953	62,063
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(2)%	1.91		2.00		2.20		2.27	2.32
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(2)%	1.92		2.00		2.20		2.27	2.32
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture %	2.02		2.09		2.10		2.37	2.26
Net investment income (loss) after expense reimbursement/recoupment and brokerage commission recapture(2)%	1.80		0.91		0.41		0.22	(0.56)
Portfolio turnover rate %	35		124		88		135	124
	Class B
	Year Ended October 31,
	2006		2005		2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$23.17		19.17		17.15		12.39	11.85
Income (loss) from investment operations:
Net investment income (loss)	$0.28	**	0.04		(0.04)		(0.06)	(0.16)
Net realized and unrealized gain on investments (net of Indian tax)	$5.59		3.91		2.06		4.82	0.70
Total from investment operations	$5.87		3.95		2.02		4.76	0.54
Payment by affiliate	$—		0.05		0.00	*	—	—
Net asset value, end of year	$29.04		23.17		19.17		17.15	12.39
Total Return(1)%	25.33		20.87	††	11.78	†	38.42	4.56
Ratios and Supplemental Data:
Net assets, end of year (000's)	$13,575		12,562		12,581		16,425	15,150
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(2)%	2.66		2.74		2.85		2.92	2.97
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(2)%	2.67		2.74		2.85		2.92	2.97
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture %	2.67		2.74		2.75		3.02	2.91
Net investment income (loss) after expense reimbursement/recoupment and brokerage commission recapture(2)%	1.06		0.14		(0.30)		(0.40)	(1.23)
Portfolio turnover rate %	35		124		88		135	124

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Amount represents less than $0.005 per share.

**  Per share data calculated using average number of shares outstanding throughout the period.

†  In 2004, 0.06% of the total return consists of a gain on the disposition of an investment not meeting the Fund's investment restrictions. Excluding this item, total return would have been 12.52% and 11.72% for Class A and Class B, respectively.

††  In 2005, 0.26% of the total return consists of a payment by affiliate. Excluding this item, total return would have been 21.50% and 20.61% for Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

ING EMERGING COUNTRIES FUND (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended October 31,
	2006	2005		2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$22.04	18.24		16.32		11.79	11.41
Income (loss) from investment operations:
Net investment income (loss)	$0.25	0.03		(0.03)		(0.06)	(0.25)
Net realized and unrealized gain on investments (net of Indian tax)	$5.31	3.72		1.95		4.59	0.63
Total from investment operations	$5.56	3.75		1.92		4.53	0.38
Less distributions from:
Net investment income	$0.07	—		—		—	0.04
Total Distributions	$0.07	—		—		—	0.04
Payment by affiliate	$—	0.05		0.00	*	—	—
Net asset value, end of year	$27.53	22.04		18.24		16.32	11.79
Total Return(1)%	25.29	20.83	††	11.76	†	38.42	3.33
Ratios and Supplemental Data:
Net assets, end of year (000's)	$35,847	20,985		9,680		10,033	9,519
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(2)%	2.66	2.74		2.85		2.92	2.97
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(2)%	2.67	2.74		2.85		2.92	2.97
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture %	2.67	2.74		2.75		3.02	2.91
Net investment income (loss) after expense reimbursement/recoupment and brokerage commission recapture(2)%	1.12	0.25		(0.20)		(0.40)	(1.20)
Portfolio turnover rate %	35	124		88		135	124

	Class I
	December 21, 2005(3) to October 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$25.52
Income from investment operations:
Net investment income	$0.65	**
Net realized and unrealized gain on investments (net of Indian tax)	$3.55
Total from investment operations	$4.20
Net asset value, end of period	$29.72
Total Return(1)%	16.46
Ratios/Supplemental Data:
Net assets, end of period (000's)	$23,456
Ratio to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(2)(4)%	1.54
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(2)(4)%	1.55
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(4)%	1.55
Net investment income after expense reimbursement/recoupment and brokerage commission recapture(2)(4)%	2.73
Portfolio turnover rate %	35

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(3)  Commencement of operations.

(4)  Annualized for periods less than one year.

*  Amount represents less than $0.005 per share.

**  Per share data calculated using average number of shares outstanding throughout the period.

†  In 2004, 0.06% of the total return consists of a gain on an investment not meeting the Fund's investment restrictions. Excluding this item, total return would have been 11.70%.

††  In 2005, 0.27% of the total return on Class C consists of a payment by affiliate. Excluding this item, total return would have been 20.56%.

See Accompanying Notes to Financial Statements

ING EMERGING COUNTRIES FUND (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class M
	Year Ended October 31,							August 5, 2002(1) to October 31,
	2006		2005		2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$23.20		19.15		17.12		12.35	12.39
Income (loss) from investment operations:
Net investment income (loss)	$0.35	**	0.09		(0.00	)* **	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments (net of Indian tax)	$5.59		3.91		2.06		4.79	(0.01)
Total from investment operations	$5.94		4.00		2.06		4.77	(0.04)
Less distributions from:
Net investment income	$0.02		—		0.03		—	—
Total distributions	$0.02		—		0.03		—	—
Payment by affiliate	$—		0.05		0.00	*	—	—
Net asset value, end of period	$29.12		23.20		19.15		17.12	12.35
Total Return(2)%	25.63		21.15	††	12.07	†	38.62	(0.32)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$1,462		1,210		1,124		1,237	1,125
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	2.41		2.49		2.60		2.67	2.73
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	2.42		2.49		2.60		2.67	2.73
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(4)%	2.42		2.74		2.50		2.77	2.73
Net investment income (loss) after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	1.29		0.37		(0.01)		(0.14)	(1.32)
Portfolio turnover rate %	35		124		88		135	124
	Class Q
	Year Ended October 31,
	2006		2005		2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$24.38		20.03		17.89		12.80	12.26
Income (loss) from investment operations:
Net investment income (loss)	$0.59	**	0.26		0.09		0.12	(0.14)
Net realized and unrealized gain on investments (net of Indian tax)	$5.81		4.07		2.17		4.97	0.68
Total from investment operations	$6.40		4.33		2.26		5.09	0.54
Less distributions from:
Net investment income	$0.16		0.03		0.12		—	0.00 *
Total distributions	$0.16		0.03		0.12		—	0.00 *
Payment by affiliate	$—		0.05		0.00	*	—	—
Net asset value, end of year	$30.62		24.38		20.03		17.89	12.80
Total Return(2)%	26.37		21.89	††	12.70	†	39.77	4.41
Ratios and Supplemental Data:
Net assets, end of year (000's)	$10,700		10,776		8,929		18,168	21,132
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)%	1.79		1.85		2.10		1.93	2.00
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)%	1.80		1.85		2.10		1.93	2.00
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture %	1.80		1.85		2.00		2.03	1.94
Net investment income (loss) after expense reimbursement/recoupment and brokerage commission recapture(3)%	2.09		1.12		0.36		0.59	(0.24)
Portfolio turnover rate %	35		124		88		135	124

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(4)  Annualized for periods less than one year.

*  Amount represents less than $0.005 per share.

**  Per share data calculated using average number of shares outstanding throughout the period.

†  In 2004, 0.06% of the total return consists of a gain on an investment not meeting the Fund's investment restrictions. Excluding this item, total return would have been 12.01% and 12.64% for Class M and Class Q respectively.

††  In 2005, 0.26% and 0.25% of the total return on Class M and Class Q, respectively, consists of a payment by affiliate. Excluding this item, total return would have been 20.89% and 21.64% for Class M and Class Q respectively.

See Accompanying Notes to Financial Statements

ING FOREIGN FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended October 31,				July 1, 2003(1) to October 31,
	2006		2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$14.79		12.38	11.01	10.00
Income (loss) from investment operations:
Net investment income (loss)	$0.08	**	0.06	0.11	(0.00)*
Net realized and unrealized gain on investments	$4.05		2.35	1.44	1.01
Total from investment operations	$4.13		2.41	1.55	1.01
Less distributions from:
Net investment income	$—		—	0.04	—
Return of capital	$—		—	0.10	—
Net realized gain on investments	$0.36		—	0.04	—
Total distributions	$0.36		—	0.18	—
Net asset value, end of period	$18.56		14.79	12.38	11.01
Total Return(2)%	28.39		19.47	14.25	10.10
Ratios and Supplemental Data:
Net assets, end of period (000's)	$219,819		122,883	62,949	6,598
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.65		1.68	1.70	1.95
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.65		1.68	1.70	1.95
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(3)%	1.58		1.66	1.95	6.03
Net investment income (loss) after expense reimbursement/recoupment %	0.49		0.53	0.37	(0.32)
and brokerage commission recapture(3)(4)
Portfolio turnover rate %	65		81	141	50
	Class B
	Year Ended October 31,				July 8, 2003(1) to October 31,
	2006		2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$14.55		12.26	10.99	10.29
Income (loss) from investment operations:
Net investment loss	$(0.04	)**	(0.03)	(0.05)**	(0.01)
Net realized and unrealized gain on investments	$3.96		2.32	1.49	0.71
Total from investment operations	$3.92		2.29	1.44	0.70
Less distributions from:
Net investment income	$—		—	0.03	—
Return of capital	$—		—	0.10	—
Net realized gain on investments	$0.36		—	0.04	—
Total distributions	$0.36		—	0.17	—
Net asset value, end of period	$18.11		14.55	12.26	10.99
Total Return(2)%	27.40		18.68	13.32	6.80
Ratios and Supplemental Data:
Net assets, end of period (000's)	$38,136		22,944	11,263	1,344
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	2.40		2.43	2.45	2.70
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	2.40		2.43	2.45	2.70
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(3)%	2.33		2.41	2.70	6.78
Net investment loss after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	(0.24)		(0.23)	(0.46)	(1.03)
Portfolio turnover rate %	65		81	141	50

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Amount represents less than $0.005 per share.

**  Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING FOREIGN FUND (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended October 31,				July 7, 2003(1) to October 31,
	2006		2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$14.57		12.28	11.01	10.27
Income (loss) from investment operations:
Net investment loss	$(0.04	)**	(0.03)	(0.04)**	(0.01)
Net realized and unrealized gain on investments	$3.97		2.32	1.48	0.75
Total from investment operations	$3.93		2.29	1.44	0.74
Less distributions from:
Net investment income	$—		—	0.03	—
Return of capital	$—		—	0.10	—
Net realized gain on investments	$0.36		—	0.04	—
Total distributions	$0.36		—	0.17	—
Net asset value, end of period	$18.14		14.57	12.28	11.01
Total Return(2)%	27.43		18.65	13.28	7.21
Ratios and Supplemental Data:
Net assets, end of period (000's)	$154,101		87,877	41,424	5,601
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	2.40		2.43	2.45	2.70
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	2.40		2.43	2.45	2.70
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(3)%	2.33		2.41	2.70	6.78
Net investment loss after expense reimbursement/recoupment
and brokerage commission recapture(3)(4)%	(0.26)		(0.27)	(0.41)	(1.03)
Portfolio turnover rate %	65		81	141	50
	Class I
	Year Ended October 31,				September 8, 2003(1) to October 31,
	2006		2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$14.93		12.45	11.05	10.63
Income from investment operations:
Net investment income	$0.13	**	0.34	0.19	0.00 *
Net realized and unrealized gain on investments	$4.08		2.14	1.39	0.42
Total from investment operations	$4.21		2.48	1.58	0.42
Less distributions from:
Net investment income	$—		—	0.04	—
Return of capital	$—		—	0.10	—
Net realized gain on investments	$0.36		—	0.04	—
Total distributions	$0.36		—	0.18	—
Net asset value, end of period	$18.78		14.93	12.45	11.05
Total Return(2)%	28.67		19.92	14.53	3.95
Ratios and Supplemental Data:
Net assets, end of period (000's)	$61,248		1,049	2,547	188
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.34		1.35	1.25	1.43
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.35		1.35	1.25	1.43
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(3)%	1.28		1.34	1.50	5.51
Net investment income after expense reimbursement/recoupment
and brokerage commission recapture(3)(4)%	0.78		0.97	1.58	0.21
Portfolio turnover rate %	65		81	141	50

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Amount represents less than $0.005 per share.

**  Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING FOREIGN FUND (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q
	Year Ended October 31,				July 10, 2003(1) to October 31,
	2006		2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$14.82		12.40	11.02	10.13
Income (loss) from investment operations:
Net investment income (loss)	$0.07	**	0.08	0.09	(0.00)*
Net realized and unrealized gain on investments	$4.08		2.34	1.46	0.89
Total from investment operations	$4.15		2.42	1.55	0.89
Less distributions from:
Net investment income	$—		—	0.03	—
Return of capital	$—		—	0.10	—
Net realized gain on investments	$0.36		—	0.04	—
Total distributions	$0.36		—	0.17	—
Net asset value, end of period	$18.61		14.82	12.40	11.02
Total Return(2)%	28.47		19.52	14.28	8.79
Ratios and Supplemental Data:
Net assets, end of period (000's)	$1,196		1,079	1,054	421
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.60		1.60	1.60	1.85
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.60		1.60	1.60	1.85
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(3)%	1.53		1.59	1.85	5.93
Net investment income (loss) after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	0.43		0.53	0.34	(0.17)
Portfolio turnover rate %	65		81	141	50

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*   Amount represents less than $0.005 per share.

**  Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING GREATER CHINA FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A	Class B	Class C	Class I
	December 21, 2005(1) to October 31, 2006	January 6, 2006(1) to October 31, 2006	January 11, 2006(1) to October 31, 2006	May 8, 2006(1) to October 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.60	10.67	12.84
Income (loss) from investment operations:
Net investment income	$0.06	0.05 *	0.05 *	0.08
Net realized and unrealized gain (loss) on investments	$2.43	1.77	1.71	(0.42)
Total from investment operations	$2.49	1.82	1.76	(0.34)
Net asset value, end of period	$12.49	12.42	12.43	12.50
Total Return(2)%	24.90	17.17	16.49	(2.65)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$23,709	1,957	2,124	22
Ratios to average net assets:
Expenses(3)%	2.64	3.39	3.39	2.39
Net investment income(3)%	0.75	0.47	0.53	1.47
Portfolio turnover rate %	108	108	108	108

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING INDEX PLUS INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A		Class B	Class C	Class I
	December 21, 2005(1) to October 31, 2006		January 12, 2006(1) to October 31, 2006	January 12, 2006(1) to October 31, 2006	December 21, 2005(1) to October 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.00		10.43	10.43	10.00
Income from investment operations:
Net investment income	$0.14	*	0.06 *	0.08 *	0.16 *
Net realized and unrealized gain on investments	$1.54		1.14	1.10	1.54
Total from investment operations	$1.68		1.20	1.18	1.70
Net asset value, end of period	$11.68		11.63	11.61	11.70
Total Return(2)%	16.80		11.51	11.31	17.00
Ratios and Supplemental Data:
Net assets, end of period (000's)	$12,513		264	534	78,581
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	1.15		1.90	1.90	0.90
Gross expenses prior to expense reimbursement(3)%	1.30		2.05	2.05	1.05
Net investment income after expense reimbursement(3)%	1.50		0.64	0.87	1.69
Portfolio turnover rate %	188		188	188	188

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended October 31,
	2006		2005		2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$10.97		9.78		8.48		7.05	8.09
Income (loss) from investment operations:
Net investment income (loss)	$0.12		0.10		0.09		0.04	(0.02)
Net realized and unrealized gain (loss) on investments	$2.28		1.18		1.22		1.37	(1.04)
Total from investment operations	$2.40		1.28		1.31		1.41	(1.06)
Less distributions from:
Net investment income	$0.17		0.10		0.01		0.03	—
Total distributions	$0.17		0.10		0.01		0.03	—
Redemption fees applied to capital	$—		—		0.00	*	0.05	0.02
Payment by affiliate	$—		0.01		—		—	—
Net asset value, end of year	$13.20		10.97		9.78		8.48	7.05
Total Return(1)%	22.12		13.30	†	15.49		20.72	(12.86)
Ratios and Supplemental Data:
Net assets, end of year (000's)	$58,697		51,193		47,551		43,821	43,314
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)%	1.65		1.65		1.68		1.85	2.14
Gross expenses prior to expense reimbursement/ recoupment %	1.65		1.65		1.64		1.87	2.18
Net investment income (loss) after expense reimbursement/recoupment(2)%	0.96		0.94		0.78		0.64	(0.32)
Portfolio turnover rate %	173		116		90		100	126
	Class B
	Year Ended October 31,
	2006		2005		2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$10.55		9.43		8.22		6.91	8.03
Income (loss) from investment operations:
Net investment income (loss)	$0.03	**	0.02		(0.00	)*	(0.00)*	(0.02)
Net realized and unrealized gain (loss) on investments	$2.20		1.14		1.21		1.31	(1.10)
Total from investment operations	$2.23		1.16		1.21		1.31	(1.12)
Less distributions from:
Net investment income	$0.09		0.05		—		—	—
Total distributions	$0.09		0.05		—		—	—
Payment by affiliate	$—		0.01		—		—	—
Net asset value, end of year	$12.69		10.55		9.43		8.22	6.91
Total Return(1)%	21.23		12.41	†	14.72		18.96	(13.95)
Ratios and Supplemental Data:
Net assets, end of year (000's)	$16,822		16,338		15,069		12,466	10,246
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)%	2.40		2.40		2.43		2.60	2.76
Gross expenses prior to expense reimbursement/recoupment %	2.40		2.40		2.39		2.62	2.83
Net investment income (loss) after expense reimbursement/recoupment(2)%	0.22		0.19		(0.02)		(0.05)	(1.10)
Portfolio turnover rate %	173		116		90		100	126

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Amount represents less than $0.005 per share.

**  Per share data calculated using average number of shares outstanding throughout the period.

†  In 2005, 0.10% of the total return on Class A and Class B, consists of a payment by affiliate. Excluding this item, total return would have been 13.20% and 12.31% for Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL FUND (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended October 31,
	2006		2005		2004	2003		2002
Per Share Operating Performance:
Net asset value, beginning of year	$10.55		9.42		8.22	6.91		8.02
Income (loss) from investment operations:
Net investment income (loss)	$0.04		0.03		(0.00)*	(0.00	)*	(0.02)
Net realized and unrealized gain (loss) on investments	$2.19		1.13		1.20	1.31		(1.09)
Total from investment operations	$2.23		1.16		1.20	1.31		(1.11)
Less distributions from:
Net investment income	$0.08		0.04		—	0.00	*	—
Total distributions	$0.08		0.04		—	0.00	*	—
Payment by affiliate	$—		0.01		—	—		—
Net asset value, end of year	$12.70		10.55		9.42	8.22		6.91
Total Return(1)%	21.25		12.46	†	14.60	18.97		(13.84)
Ratios and Supplemental Data:
Net assets, end of year (000's)	$15,918		15,008		16,230	14,526		12,384
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)%	2.40		2.40		2.43	2.60		2.76
Gross expenses prior to expense reimbursement/recoupment %	2.40		2.40		2.39	2.62		2.84
Net investment income (loss) after expense reimbursement/recoupment(2)%	0.21		0.18		(0.04)	(0.05)		(1.18)
Portfolio turnover rate %	173		116		90	100		126
	Class I
	Year Ended October 31,							January 15, 2002 to October 31,
	2006		2005		2004	2003		2002(3)
Per Share Operating Performance:
Net asset value, beginning of period	$10.94		9.76		8.45	7.06		8.25
Income (loss) from investment operations:
Net investment income	$0.15	**	0.14		0.09	0.10		0.05
Net realized and unrealized gain (loss) on investments	$2.29		1.18		1.25	1.34		(1.24)
Total from investment operations	$2.44		1.32		1.34	1.44		(1.19)
Less distributions from:
Net investment income	$0.22		0.15		0.03	0.05		—
Total distributions	$0.22		0.15		0.03	0.05		—
Payment by affiliate	$—		0.01		—	—		—
Net asset value, end of period	$13.16		10.94		9.76	8.45		7.06
Total Return(1)%	22.56		13.73	†	15.94	20.53		(14.42)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$13,354		23,452		17,211	11,582		6,384
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)(4)%	1.25		1.26		1.26	1.33		1.48
Gross expenses prior to expense reimbursement/recoupment(4)%	1.25		1.26		1.22	1.34		1.53
Net investment income after expense reimbursement/recoupment(2)(4)%	1.27		1.34		1.13	1.29		0.72
Portfolio turnover rate %	173		116		90	100		126

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(3)  Commencement of operations.

(4)  Annualized for periods less than one year.

*  Amount represents less than $0.005 per share.

**  Per share data calculated using average number of shares outstanding throughout the period.

†  In 2005, 0.10% of the total return on Class C and Class I, consists of a payment by affiliate. Excluding this item, total return would have been 12.36% and 12.63% for Class C and Class I, respectively.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL FUND (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q
	Year Ended October 31,
	2006	2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$10.89	9.72		8.43	7.04	8.10
Income (loss) from investment operations:
Net investment income (loss)	$0.14	0.08		0.06	0.07	(0.03)
Net realized and unrealized gain (loss) on investments	$2.27	1.20		1.25	1.37	(1.03)
Total from investment operations	$2.41	1.28		1.31	1.44	(1.06)
Less distributions from:
Net investment income	$0.20	0.12		0.02	0.05	—
Total distributions	$0.20	0.12		0.02	0.05	—
Payment by affiliate	$—	0.01		—	—	—
Net asset value, end of year	$13.10	10.89		9.72	8.43	7.04
Total Return(1)%	22.38	13.41	†	15.61	20.51	(13.09)
Ratios and Supplemental Data:
Net assets, end of year (000's)	$27,114	14,544		7,274	14,755	6,949
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)%	1.50	1.51		1.60	1.59	1.61
Gross expenses prior to expense reimbursement/recoupment %	1.50	1.51		1.56	1.59	1.70
Net investment income (loss) after expense reimbursement/ recoupment(2)%	1.19	1.00		0.73	0.91	(0.08)
Portfolio turnover rate %	173	116		90	100	126

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value.

(2)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

†  In 2005, 0.10% of the total return on Class Q, consists of a payment by affiliate. Excluding this item, total return would have been 13.31% for Class Q.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A	Class B	Class C	Class I
	December 21, 2005(1) to October 31, 2006	January 9, 2006(1) to October 31, 2006	January 24, 2006(1) to October 31, 2006	December 21, 2005(1) to October 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.42	10.28	10.00
Income (loss) from investment operations:
Net investment income (loss)	$0.04	(0.04)*	(0.03)	0.02
Net realized and unrealized gain on investments	$1.35	0.95	1.10	1.41
Total from investment operations	$1.39	0.91	1.07	1.43
Net asset value, end of period	$11.39	11.33	11.35	11.43
Total Return(2)%	13.90	8.73	10.41	14.30
Ratios and Supplemental Data:
Net assets, end of period (000's)	$3,677	66	65	47,200
Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	1.50	2.25	2.25	1.22
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	1.50	2.25	2.25	1.22
Gross expenses prior to expense reimbursement and brokerage commission recapture(4)%	1.84	2.59	2.59	1.56
Net investment income (loss) after expense reimbursement and brokerage commission recapture(3)(4)%	0.32	(0.43)	(0.50)	0.39
Portfolio turnover rate %	91	91	91	91

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(4)  Annualized for periods less than one year.

*  Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A		Class B	Class C	Class I
	February 28, 2006(1) to October 31, 2006		February 28, 2006(1) to October 31, 2006	February 28, 2006(1) to October 31, 2006	February 28, 2006(1) to October 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.00		10.00	10.00	10.00
Income (loss) from investment operations:
Net investment income	$0.09	*	0.04 *	0.04 *	0.08 *
Net realized and unrealized gain on investments	$1.60		1.59	1.59	1.63
Total from investment operations	$1.69		1.63	1.63	1.71
Less distributions from:
Net investment income	$0.06		0.04	0.04	0.07
Total distributions	$0.06		0.04	0.04	0.07
Net asset value, end of period	$11.63		11.59	11.59	11.64
Total Return(2)%	16.94		16.38	16.31	17.23
Ratios and Supplemental Data:
Net assets, end of period (000's)	$49,798		1,639	17,075	22,336
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.50		2.25	2.25	1.25
Gross expenses prior to expense reimbursement(4)%	2.01		2.76	2.76	1.76
Net investment income after expense reimbursement(3)(4)%	1.33		0.51	0.54	1.09
Portfolio turnover rate %	29		29	29	29

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(4)  Annualized for periods less than one year.

*  Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL SMALLCAP FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended October 31,
	2006		2005		2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$37.75		29.27		25.37		18.35	21.85
Income (loss) from investment operations:
Net investment income (loss)	$0.29		0.33	**	0.02		0.01	(0.07)
Net realized and unrealized gain (loss) on investments	$9.44		8.05	**	3.86		7.01	(3.43)
Total from investment operations	$9.73		8.38		3.88		7.02	(3.50)
Less distributions from:
Net investment income	$0.33		—		0.00	*	—	—
Total distributions	$0.33		—		0.00	*	—	—
Payment by affiliate	$—		0.10		0.02		—	—
Net asset value, end of year	$47.15		37.75		29.27		25.37	18.35
Total Return(1)%	25.91		28.97	††	15.39	†	38.26	(16.02)
Ratios and Supplemental Data:
Net assets, end of year (000's)	$243,020		173,612		154,658		150,043	123,206
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)%	1.66		1.74		1.75		1.95	1.95
Gross expenses prior to expense reimbursement/recoupment %	1.66		1.74		1.72		1.94	1.99
Net investment income (loss) after expense reimbursement/recoupment(2)%	0.67		0.98		0.07		0.00	(0.32)
Portfolio turnover rate %	85		124		106		114	149
	Class B
	Year Ended October 31,
	2006		2005		2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$38.83		30.30		26.43		19.25	23.06
Income (loss) from investment operations:
Net investment income (loss)	$(0.01	)**	0.10	**	(0.19)		(0.24)	(0.32)
Net realized and unrealized gain (loss) on investments	$9.75		8.33	**	4.04		7.42	(3.49)
Total from investment operations	$9.74		8.43		3.85		7.18	(3.81)
Less distributions from:
Net investment income	$0.04		—		—		—	—
Total distributions	$0.04		—		—		—	—
Payment by affiliate	$—		0.10		0.02		—	—
Net asset value, end of year	$48.53		38.83		30.30		26.43	19.25
Total Return(1)%	25.10		28.15	††	14.64	†	37.30	(16.52)
Ratios and Supplemental Data:
Net assets, end of year (000's)	$58,469		57,131		58,318		62,104	52,661
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)%	2.31		2.39		2.40		2.60	2.60
Gross expenses prior to expense reimbursement/recoupment %	2.31		2.39		2.37		2.59	2.63
Net investment loss after expense reimbursement/recoupment(2)%	(0.03)		0.29		(0.60)		(0.68)	(0.98)
Portfolio turnover rate %	85		124		106		114	149

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Amount represents less than $0.005 per share.

**  Per share data calculated using average number of shares outstanding throughout the period.

†  In 2004, the Sub-Adviser fully reimbursed the Fund for a loss incurred from a transaction not meeting the Fund's investment guidelines, which otherwise would have reduced total return by 0.07%.

††  In 2005, 0.34% and 0.33% of the total return on Class A and Class B, respectively, consists of a payment by affiliate. Excluding this item, total return would have been 28.63% and 27.82% on Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL SMALLCAP FUND (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended October 31,
	2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$35.59		27.77		24.23	17.65	21.14
Income (loss) from investment operations:
Net investment income (loss)	$(0.00	)**	0.10	*	(0.17)	(0.29)	(0.32)
Net realized and unrealized gain (loss) on investments	$8.91		7.62	*	3.70	6.87	(3.17)
Total from investment operations	$8.91		7.72		3.53	6.58	(3.49)
Less distributions from:
Net investment income	$0.11		—		—	—	—
Total distributions	$0.11		—		—	—	—
Payment by affiliate	$—		0.10		0.01	—	—
Net asset value, end of year	$44.39		35.59		27.77	24.23	17.65
Total Return(1)%	25.09		28.16	††	14.61 †	37.28	(16.51)
Ratios and Supplemental Data:
Net assets, end of year (000's)	$65,534		52,420		47,793	50,227	46,703
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)%	2.31		2.39		2.40	2.60	2.60
Gross expenses prior to expense reimbursement/recoupment %	2.31		2.39		2.37	2.59	2.63
Net investment income (loss) after expense reimbursement/recoupment(2)%	(0.01)		0.30		(0.60)	(0.68)	(0.99)
Portfolio turnover rate %	85		124		106	114	149

	Class I
	December 21, 2005(1) to October 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$40.64
Income from investment operations:
Net investment income	$0.39	*
Net realized and unrealized gain on investments	$6.32
Total from investment operations	$6.71
Net asset value, end of period	$47.35
Total Return(1)%	16.51
Ratios and Supplemental Data:
Net assets, end of period (000's)	$137,184
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)(4)%	1.20
Gross expenses prior to expense reimbursement/recoupment(4)%	1.20
Net investment income after expense reimbursement/recoupment(2)(4)%	1.02
Portfolio turnover rate %	85

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(3)  Commencement of operations.

(4)  Annualized for periods less than one year.

*  Per share data calculated using average number of shares outstanding throughout the period.

**  Amount represents less than $0.005 per share.

†  In 2004, the Sub-Adviser fully reimbursed the Fund for a loss incurred from a transaction not meeting the Fund's investment guidelines, which otherwise would have reduced total return by 0.07%.

††  In 2005, 0.36% of the total return consists of a payment by affiliate. Excluding this item, total return would have been 27.80%.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL SMALLCAP FUND (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q
	Year Ended October 31,
	2006	2005		2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$40.53	31.34		27.11		19.54	23.19
Income (loss) from investment operations:
Net investment income	$0.37	0.43	*	0.10		0.21	0.04
Net realized and unrealized gain (loss) on investments	$10.16	8.66		4.13		7.36	(3.69)
Total from investment operations	$10.53	9.09		4.23		7.57	(3.65)
Less distributions from:
Net investment income	$0.41	—		0.01		—	—
Total distributions	$0.41	—		0.01		—	—
Payment by affiliate	$—	0.10		0.01		—	—
Net asset value, end of year	$50.65	40.53		31.34		27.11	19.54
Total Return(1)%	26.14	29.32	††	15.66	†	38.74	(15.74)
Ratios and Supplemental Data:
Net assets, end of year (000's)	$82,245	57,846		61,166		79,140	70,404
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)%	1.48	1.49		1.50		1.59	1.55
Gross expenses prior to expense reimbursement/recoupment %	1.48	1.49		1.47		1.58	1.59
Net investment income after expense reimbursement/recoupment(2)%	0.83	1.18		0.28		0.35	0.07
Portfolio turnover rate %	85	124		106		114	149

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Per share data calculated using average number of shares outstanding throughout the period.

†  In 2004, the Sub-Adviser fully reimbursed the Fund for a loss incurred from a transaction not meeting the Fund's investment guidelines, which otherwise would have reduced total return by 0.07%.

††  In 2005, 0.36% of the total return consists of a payment by affiliate. Excluding this item, total return would have been 28.96%.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended October 31,
	2006			2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$18.33		16.90		13.71	10.40	12.33
Income (loss) from investment operations:
Net investment income		$0.18	**	0.17		0.13	0.08	0.06
Net realized and unrealized gain (loss) on investments		$4.58		2.28		3.15	3.48	(1.64)
Total from investment operations		$4.76		2.45		3.28	3.56	(1.58)
Less distributions from:
Net investment income		$0.16		0.22		0.09	0.05	0.09
Net realized gain on investments		$1.41		0.80		—	0.20	0.26
Total distributions		$1.57		1.02		0.09	0.25	0.35
Payment by affiliate		$—		0.00	*	—	—	—
Net asset value, end of year		$21.52		18.33		16.90	13.71	10.40
Total Return(1)%		27.64		15.06	†	24.03	35.11	(13.31)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$1,995,027		1,732,332		1,869,868	1,641,943	1,356,334
Ratios to average net assets:
Net expenses after brokerage commission recapture	%	1.60		1.60		1.61	1.74	1.76
Gross expenses prior to brokerage commission recapture	%	1.60		1.60		1.61	1.74	1.76
Net investment income after brokerage commission recapture	%	0.90		0.88		0.79	0.66	0.58
Portfolio turnover rate	%	25		21		29	9	20
	Class B
	Year Ended October 31,
	2006			2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$17.95		16.58		13.45	10.23	12.13
Income (loss) from investment operations:
Net investment income (loss)		$0.04	**	0.05		0.02	(0.00)*	(0.02)
Net realized and unrealized gain (loss) on investments		$4.50		2.23		3.11	3.42	(1.62)
Total from investment operations		$4.54		2.28		3.13	3.42	(1.64)
Less distributions from:
Net investment income		$0.01		0.11		—	—	0.00 *
Net realized gain on investments		$1.41		0.80		—	0.20	0.26
Total distributions		$1.42		0.91		—	0.20	0.26
Payment by affiliate		$—		0.00	*	—	—	—
Net asset value, end of year		$21.07		17.95		16.58	13.45	10.23
Total Return(1)%		26.81		14.21	†	23.27	34.11	(13.90)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$368,952		411,071		454,952	420,651	375,967
Ratios to average net assets:
Net expenses after brokerage commission recapture	%	2.30		2.30		2.31	2.44	2.45
Gross expenses prior to brokerage commission recapture	%	2.30		2.30		2.31	2.44	2.45
Net investment income (loss) after brokerage commission recapture	%	0.20		0.17		0.09	(0.04)	(0.13)
Portfolio turnover rate	%	25		21		29	9	20

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

*  Amount represents less than $0.005 per share.

**  Per share data calculated using average number of shares outstanding throughout the period.

†  In 2005, there was no impact on total return due to payment by affiliate.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE FUND (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended October 31,
	2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$17.91	16.54		13.42	10.21	12.10
Income (loss) from investment operations:
Net investment income (loss)		$0.05	0.04		0.02	(0.00)*	(0.02)
Net realized and unrealized gain (loss) on investments		$4.46	2.24		3.10	3.41	(1.61)
Total from investment operations		$4.51	2.28		3.12	3.41	(1.63)
Less distributions from:
Net investment income		$0.03	0.11		—	—	0.00 *
Net realized gain on investments		$1.41	0.80		—	0.20	0.26
Total distributions		$1.44	0.91		—	0.20	0.26
Payment by affiliate		$—	0.00	**	—	—	—
Net asset value, end of year		$20.98	17.91		16.54	13.42	10.21
Total Return(1)%		26.71	14.25	†	23.25	34.08	(13.85)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$729,067	663,626		675,039	628,704	573,712
Ratios to average net assets:
Net expenses after brokerage commission recapture	%	2.30	2.30		2.31	2.44	2.46
Gross expenses prior to brokerage commission recapture	%	2.30	2.30		2.31	2.44	2.46
Net investment income (loss) after brokerage commission recapture(3)%		0.20	0.15		0.09	(0.04)	(0.13)
Portfolio turnover rate	%	25	21		29	9	20
	Class I
	Year Ended October 31,
	2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$18.38	16.96		13.74	10.43	12.35
Income (loss) from investment operations:
Net investment income		$0.25	0.20		0.16	0.13	0.16
Net realized and unrealized gain (loss) on investments		$4.60	2.31		3.20	3.48	(1.68)
Total from investment operations		$4.85	2.51		3.36	3.61	(1.52)
Less distributions from:
Net investment income		$0.24	0.29		0.14	0.10	0.14
Net realized gains on investments		$1.41	0.80		—	0.20	0.26
Total distributions		$1.65	1.09		0.14	0.30	0.40
Payment by affiliate		$—	0.00	**	—	—	—
Net asset value, end of year		$21.58	18.38		16.96	13.74	10.43
Total Return(1)%		28.15	15.42	†	24.67	35.58	(12.89)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$1,728,560	1,221,594		831,142	482,047	372,352
Ratios to average net assets:
Net expenses after brokerage commission recapture	%	1.22	1.23		1.21	1.29	1.32
Gross expenses prior to brokerage commission recapture	%	1.22	1.23		1.21	1.29	1.32
Net investment income after brokerage commission recapture	%	1.26	1.18		1.18	1.12	1.04
Portfolio turnover rate	%	25	21		29	9	20

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

*  Per share data calculated using average number of shares outstanding throughout the period.

**  Amount represents less than $0.005 per share.

†  In 2005, there was no impact on total return due to payment by affiliate.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE FUND (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q
	Year Ended October 31,
	2006			2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$18.37		16.94		13.73	10.44	12.34
Income (loss) from investment operations:
Net investment income		$0.21	**	0.19		0.14	0.10	0.07
Net realized and unrealized gain (loss) on investments		$4.59		2.29		3.17	3.49	(1.63)
Total from investment operations		$4.80		2.48		3.31	3.59	(1.56)
Less distributions from:
Net investment income		$0.19		0.25		0.10	0.10	0.08
Net realized gains on investments		$1.41		0.80		—	0.20	0.26
Total distributions		$1.60		1.05		0.10	0.30	0.34
Payment by affiliate		$—		0.00	*	—	—	—
Net asset value, end of year		$21.57		18.37		16.94	13.73	10.44
Total Return(1)%		27.82		15.20	†	24.32	35.37	(13.11)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$26,383		27,993		28,862	29,319	29,836
Ratios to average net assets:
Net expenses after brokerage commission recapture	%	1.47		1.48		1.46	1.54	1.49
Gross expenses prior to brokerage commission recapture	%	1.47		1.48		1.46	1.54	1.49
Net investment income after brokerage commission recapture	%	1.06		0.99		0.89	0.87	0.63
Portfolio turnover rate	%	25		21		29	9	20

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value.

†  In 2005, there was no impact on total return due to payment by affiliate.

*  Amount represents less than $0.005 per share.

**  Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE CHOICE FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A				Class B				Class C				Class I
	Year Ended October 31, 2006		February 1, 2005(1) to October 31, 2005		Year Ended October 31, 2006		February 1, 2005(1) to October 31, 2005		Year Ended October 31, 2006		February 4, 2005(1) to October 31, 2005		December 21 2005(1) to October 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.70		10.00		10.65		10.00		10.66		10.01		11.04
Income from investment operations:
Net investment income	$0.12	*	0.11	*	0.04	*	0.04	*	0.04	*	0.04	*	0.16 *
Net realized and unrealized gain on investments	$1.86		0.59		1.82		0.61		1.83		0.61		1.22
Total from investment operations	$1.98		0.70		1.86		0.65		1.87		0.65		1.38
Less distributions from:
Net investment income	$0.10		—		0.08		—		0.08		—		—
Net realized gain on investments	$0.16		—		0.16		—		0.16		—		—
Total distributions	$0.26		—		0.24		—		0.24		—		—
Net asset value, end of period	$12.42		10.70		12.27		10.65		12.29		10.66		12.42
Total Return(2)%	18.82		7.00		17.77		6.50		17.78		6.49		12.50
Ratios and Supplemental Data:
Net assets, end of period (000's)	$17,962		6,115		3,565		1,427		4,189		1,796		36,899
Ratios to average net assets:
Net expenses after expense
reimbursement and brokerage
commission recapture(3)(4)%	1.69		1.70		2.44		2.45		2.44		2.45		1.34
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	1.70		1.70		2.45		2.45		2.45		2.45		1.35
Gross expenses prior to expense
reimbursement and brokerage
commission recapture(3)%	1.71		3.44		2.46		4.19		2.46		4.19		1.36
Net investment income after expense reimbursement and brokerage commission recapture(3)(4)%	1.04		1.08		0.35		0.36		0.33		0.35		1.56
Portfolio turnover rate %	31		24		31		24		31		24		31

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING RUSSIA FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended October 31,
	2006	2005		2004	2003		2002
Per Share Operating Performance:
Net asset value, beginning of year	$33.49	25.01		19.13	12.15		8.04
Income (loss) from investment operations:
Net investment income (loss)	$(0.27)	(0.00	)*	0.04	(0.00	)*	0.17
Net realized and unrealized gain on investments	$22.37	8.39		5.69	7.06		3.92
Total from investment operations	$22.10	8.39		5.73	7.06		4.09
Less distributions from:
Net investment income	$—	0.01		0.02	0.12		—
Total distributions	$—	0.01		0.02	0.12		—
Redemption fees applied to capital	$0.22	0.10		0.17	0.04		0.02
Net asset value, end of year	$55.81	33.49		25.01	19.13		12.15
Total Return(1)%	66.65	33.98		30.88	58.98		51.12
Ratios and Supplemental Data:
Net assets, end of year (000's)	$751,947	271,603		212,180	161,601		85,658
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	1.98	2.13		2.01	2.09		1.77
Gross expenses prior to expense reimbursement %	1.98	2.13		2.01	2.09		2.20
Net investment income (loss) after expense reimbursement(2)%	(0.64)	(0.01)		0.15	(0.02)		1.33
Portfolio turnover rate %	20	26		54	23		32

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Amount represents less than $0.005 per share.

See Accompanying Notes to Financial Statements

ING EMERGING MARKETS FIXED INCOME FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A		Class B	Class C
	December 21, 2005(1) to October 31, 2006		January 4, 2006(1) to October 31, 2006	March 1, 2006(1) to October 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.00		10.15	10.43
Income (loss) from investment operations:
Net investment income	$0.64	*	0.59 *	0.61 *
Net realized and unrealized gain (loss) on investments	$0.26		0.09	(0.34)
Total from investment operations	$0.90		0.68	0.27
Less distributions from:
Net investment income	$0.57		0.53	0.41
Total distributions	$0.57		0.53	0.41
Net asset value, end of period	$10.33		10.30	10.29
Total Return(2)%	9.28		6.92	2.75
Ratios and Supplemental Data:
Net assets, end of period (000's)	$26,121		293	344
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.25		2.00	2.00
Gross expenses prior to expense reimbursement(4)%	2.41		3.16	3.16
Net investment income after expense reimbursement(3)(4)%	7.36		6.91	7.09
Portfolio turnover rate %	56		56	56

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(4)  Annualized for periods less than one year.

*  Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING GLOBAL BOND FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A		Class B	Class C	Class I
	June 30, 2006(1) to October 31, 2006		June 30, 2006(1) to October 31, 2006	June 30, 2006(1) to October 31, 2006	June 30, 2006(1) to October 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.00		10.00	10.00	10.00
Income from investment operations:
Net investment income	$0.08	*	0.06 *	0.06 *	0.09 *
Net realized and unrealized gain on investments	$0.23		0.22	0.22	0.23
Total from investment operations	$0.31		0.28	0.28	0.32
Less distributions from:
Net investment income	$0.06		0.04	0.04	0.07
Total distributions	$0.06		0.04	0.04	0.07
Net asset value, end of period	$10.25		10.24	10.24	10.25
Total Return(2)%	3.13		2.84	2.82	3.23
Ratios and Supplemental Data:
Net assets, end of period (000's)	$25,784		28	36	1
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.90		1.65	1.65	0.55
Gross expenses prior to expense reimbursement(4)%	1.38		2.13	2.13	1.03
Net investment income after expense reimbursement(3)(4)%	2.41		2.00	1.68	2.68
Portfolio turnover rate %	451		451	451	451

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(4)  Annualized for periods less than one year.

*  Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING DIVERSIFIED INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A		Class B	Class C	Class I
	December 21, 2005(1) to October 31, 2006		December 21, 2005(1) to October 31, 2006	December 21, 2005(1) to October 31, 2006	December 21, 2005(1) to October 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.00		10.00	10.00	10.00
Income (loss) from investment operations:
Net investment loss	$(0.03	)*	(0.10)*	(0.10)*	(0.01)*
Net realized and unrealized gain on investments in affiliates	$1.64		1.64	1.64	1.64
Total from investment operations	$1.61		1.54	1.54	1.63
Net asset value, end of period	$11.61		11.54	11.54	11.63
Total Return(2)%	16.10		15.40	15.40	16.30
Ratios and Supplemental Data:
Net assets, end of period (000's)	$170,108		23,035	69,825	4
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)(5)%	0.35		1.10	1.10	0.10
Gross expenses prior to expense reimbursement(4)(5)%	0.66		1.41	1.41	0.45
Net investment loss after expense reimbursement(3)(4)%	(0.35)		(1.10)	(1.10)	(0.13)
Portfolio turnover rate %	30		30	30	30

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(4)  Annualized for periods less than one year.

(5)  Expense ratios do not include expenses of Underlying Funds.

*  Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2006

NOTE 1 — ORGANIZATION

Organization. The ING Funds included in this report are comprised of ING Mutual Funds ("IMF") and ING Mayflower Trust ("IMT"); both are organized as open-end investment management companies registered under the Investment Company Act of 1940, as amended ("1940 Act").

IMF is a Delaware statutory trust organized December 18, 1992 with seventeen separate series, all of which are included in this report, (each, a "Fund" and collectively, the "Funds"): ING Global Equity Dividend Fund ("Global Equity Dividend"), ING Global Natural Resources Fund ("Global Natural Resources"), ING Global Real Estate Fund ("Global Real Estate"), ING Global Value Choice Fund ("Global Value Choice"), ING Emerging Countries Fund ("Emerging Countries"), ING Foreign Fund ("Foreign"), ING Greater China Fund ("Greater China"), ING Index Plus International Equity Fund ("Index Plus International Equity"), ING International Fund ("International"), ING International Capital Appreciation Fund ("International Capital Appreciation"), ING International Real Estate Fund ("International Real Estate"), ING International SmallCap Fund ("International SmallCap"), ING International Value Choice Fund ("International Value Choice"), ING Russia Fund ("Russia"), ING Emerging Markets Fixed Income Fund ("Emerging Markets Fixed Income"), ING Global Bond Fund ("Global Bond") and ING Diversified International Fund ("Diversified International"). IMT is a Massachusetts business trust organized August 18, 1993 with one series, ING International Value Fund ("International Value"). The investment objective of each Fund is described in the Fund's prospectus.

Each Fund offers one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class M, Class O, Class Q and Class R. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

International Value is closed to new investments except for shares purchased (1) through the reinvestment of dividends and distributions; (2) by 401(k), 403(b) and 457 plans that have selected International Value as an investment option prior to June 28, 2002; (3) by shareholders participating in mutual fund wrap fee programs who were invested in International Value prior to June 28, 2002; (4) by new 401(k), 403(b) and 457 plans and new shareholders participating in mutual fund wrap fee programs subject to approval by the Investment Adviser and Sub-Adviser based on their assessment of the Fund's ability to invest the monies consistent with the Fund's objectives in light of market conditions, the size of the purchase, and other relevant factors relating to International Value; (5) by certain institutional and separately managed account investors that are pre-existing clients of the Sub-Adviser; and (6) by employees of the Investment Adviser or Sub-Adviser and their affiliates. Proof of eligibility may be required. Institutional and separately managed account investors that are pre-existing clients of the Sub-Adviser and employees of the Investment Adviser or Sub-Adviser and their affiliates must identify themselves as such at the time of purchase. Failure to do so may result in a rejection of the purchase. The Fund may reopen in the future subject to the discretion of the Board of Trustees.

Effective July 31, 2006, Class B shares of Global Bond and Emerging Markets Fixed Income are closed to new investment, provided that (1) Class B shares of Global Bond and Emerging Markets Fixed Income may be purchased through the reinvestment of dividends issued by Class B shares; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of Global Bond and Emerging Markets Fixed Income may be acquired through exchange of Class B shares of other funds in the ING mutual funds complex.

Effective July 31, 2006, the maximum Class A sales charge for Emerging Markets Fixed Income and Global Bond has been lowered to 2.50%. Return calculations with a starting date prior to July 31, 2006 are based on a 5.75% sales charge for Emerging Markets Fixed Income and 4.75% sales charge for Global Bond, while returns with a starting date on or after July 31, 2006 are based on a 2.50% sales charge for Emerging Markets Fixed Income and Global Bond.

Diversified International seeks to achieve its investment objective by investing in other ING Funds ("Underlying Funds") and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.  Security Valuation. For all Funds except Russia and Diversified International, investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale, securities traded in the over-the-counter-market, gold and silver bullion, platinum and palladium are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds' valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds' Board in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its next net asset value ("NAV") may also be valued at their fair values as determined in good faith by or under the supervision of a Fund's Board of Trustees ("Board"), in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of a Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that the Fund's next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Funds' valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund's NAV. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest approximates market value.

For the Russia Fund, the valuation procedures for Russian equity securities are to price local shares according to the most recent available bid prices. If securities are not listed on the Russian Trade System or on any other pricing service that lists available bid quotes, then the mean of at least two broker bid quotes is used. For equity securities of an issuer in Russia for which there are no readily available reliable market value quotations, the following benchmark pricing procedure shall apply on any day on which the largest securities exchange in Russia (the "RTS") declines by 2 1/2% or more. The price of the security shall be adjusted by the amount of the downward change in a composite of the other companies that are publicly traded in the same sector as the issuer, if ascertainable, and if not ascertainable, by the amount of downward change in the RTS.

For Diversified International, the valuation of the Fund's investments in its Underlying Funds is based on the NAVs of the Underlying Funds each business day.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds and Underlying Funds. Premium amortization and discount accretion are determined by the effective yield method.

Global Real Estate and International Real Estate estimate components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Funds and Underlying Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds and Underlying Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund's or an Underlying Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Foreign Currency Transactions and Futures Contracts. Each Fund and Underlying Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds and Underlying Funds may enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market, use forward foreign currency contracts to purchase or sell foreign currencies or to help protect Fund assets against adverse changes in foreign currency exchange rates. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund and Underlying Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund and Underlying Fund intends to limit its use of futures contracts and futures options to "bona fide Hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund or an Underlying Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund or an Underlying Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund or an Underlying Fund. When the contract is closed, the Fund or Underlying Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.  Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends and capital gains, if any, annually (except, Global Equity Dividend, Global Real Estate and International Real Estate, which pay dividends, if any, quarterly and Emerging Markets Fixed Income and Global Bond, which pay dividends monthly). The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.  Federal Income Taxes. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

G.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.  Organization Expenses and Offering Costs. Costs incurred with the organization of the Funds and Underlying Funds are expensed as incurred. Costs incurred with the offering of shares of the Funds and Underlying Funds are deferred and amortized over a twelve-month period on a straight-line basis.

I.  Repurchase Agreements. Each Fund and Underlying Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund and Underlying Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund or Underlying Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund or Underlying Fund in the event the Fund or Underlying Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

J.  Securities Lending. Each Fund and Underlying Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, each Fund and Underlying Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund or Underlying Fund in the event the Fund or Underlying Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund and Underlying Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund or Underlying Fund.

K.  Options Contracts. All Funds and Underlying Funds may purchase put and call options and may write (sell) put options and covered call options. The Funds and Underlying Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds and Underlying Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds and Underlying Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds and Underlying Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds and Underlying Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

L.  Illiquid and Restricted Securities. Each Fund and Underlying Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds and Underlying Funds to sell them promptly at an acceptable price. Each Fund and Underlying Fund may also invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

M.  Delayed Delivery Transaction. The Funds and Underlying Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of these securities is identified in the Funds' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds and Underlying Funds are required to segregate liquid assets sufficient to cover the purchase price.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended October 31, 2006, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
Global Equity Dividend	$123,077,888	$86,479,619
Global Natural Resources	183,166,960	186,567,113
Global Real Estate	434,466,241	125,121,892
Global Value Choice	77,825,949	97,886,439
Emerging Countries	101,567,485	60,395,651
Foreign	379,208,893	226,965,540
Greater China	43,354,669	20,028,437
Index Plus International Equity	186,954,336	106,593,670
International	216,923,806	227,593,770
International Capital Appreciation	72,240,055	28,424,732
International Real Estate	81,895,081	10,603,751
International SmallCap	518,604,802	386,904,889
International Value	1,101,622,837	1,412,973,670
International Value Choice	55,074,765	9,953,022
Russia	355,302,000	111,424,767
Emerging Markets Fixed Income	29,943,904	6,343,560
Global Bond	56,483,793	43,166,690
Diversified International	289,156,828	43,712,291

Purchases and sales of long-term U.S. government securities not included above were as follows:

	Purchases	Sales
Global Bond	$51,845,773	$44,193,321

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2006 (CONTINUED)

NOTE 4 — REDEMPTION FEES

A 2% redemption fee is charged on shares of Russia that are redeemed (included in connection with an exchange) within 365 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the year ended October 31, 2006 and October 31, 2005 were $2,984,157 and $850,706, respectively, and are set forth in the Statements of Changes in Net Assets.

Up through April 2, 2006, International imposed a 2% redemption fee on Class A shares redeemed (including in connection with an exchange) within 30 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds through April 2, 2006 and for the period ended October 31, 2005 were $257 and $12,635, respectively, and are set forth in the Statements of Changes in Net Assets. Effective April 3, 2006, International no longer charges a redemption fee.

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an investment management agreement ("Management Agreements") with ING Investments, LLC ("ING Investments" or "Investment Adviser"). The Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

As a percentage of average net assets
Global Equity Dividend	0.70%
Global Natural Resources	1.00% on first $50 million; and 0.75% thereafter
Global Real Estate(1)	0.80% on the first $250 million; 0.775% on the next $250 million; and 0.70% thereafter
Global Value Choice	1.00% on the first $250 million; 0.90% on the next $250 million; 0.80% on the next $500 million; and 0.75% thereafter
Emerging Countries	1.25%
Foreign	1.00% on the first $500 million; and 0.90% thereafter
Greater China	1.15% on the first $100 million; 1.05% of the next $150 million; and 0.95% thereafter
Index Plus International Equity	0.55%
International	1.00%
International Capital Appreciation	0.85% on the first $500 million; 0.80% on the next $500 million; and 0.75% thereafter
International Real Estate	1.00% on the first $250 million; 0.90% on the next $250 million; and 0.80% thereafter
International SmallCap	1.00% on first $500 million; 0.90% on next $500 million; and 0.85% thereafter
International Value	1.00%
International Value Choice	1.00%
Russia	1.25%
Emerging Markets Fixed Income	0.65% on the first $250 million; 0.60% on the next $250 million; and 0.55% thereafter
Global Bond	0.40%
Diversified International	0.00%

(1) Prior to April 28, 2006, the investment management fees for Global Real Estate were 1.00% on the first $250 million; 0.90% on the next $250 million; and 0.80% thereafter.

ING Investment Management Advisors B.V. ("IIMA"), a registered investment adviser, serves as the Sub-Adviser to Global Equity Dividend, Index Plus International Equity, Russia and Emerging Markets Fixed Income pursuant to a sub-advisory agreement between the Investment Adviser and IIMA.

ING Clarion Real Estate Securities L.P. ("INGCRES") a registered investment adviser, serves as the Sub-Adviser to Global Real Estate and International Real Estate pursuant to a sub-advisory agreement between the Investment Adviser and INGCRES.

Tradewinds NWQ Global Investors, LLC ("NWQ"), a registered investment adviser, serves as the Sub-Adviser to Global Value Choice and International Value Choice pursuant to a sub-advisory agreement between the Investment Adviser and NWQ.

Brandes Investment Partners, L.P. ("Brandes"), a registered investment adviser, serves as the Sub-Adviser to Emerging Countries and International Value pursuant to a sub-advisory agreement between the Investment Adviser and Brandes.

Julius Baer Investment Management LLC ("JBIM"), a registered investment adviser wholly-owned by the Julius Baer Securities, serves as Sub-Adviser to Foreign pursuant to a sub-advisory agreement between the Investment Adviser and JBIM.

ING Investment Management Co. ("ING IM"), a registered investment adviser, serves as sub-adviser to Global Natural Resources, International, and Global Bond pursuant to a sub-advisory agreement between the Investment Adviser and ING IM.

Acadian Asset Management, Inc. ("Acadian"), a registered investment adviser, serves as the Sub-Adviser to International SmallCap pursuant to a sub-advisory agreement between the Investment Adviser and Acadian.

ING Investment Management Asia/Pacific (Hong Kong) Limited ("ING Asia"), a registered investment adviser, serves as the Sub-Adviser to Greater China pursuant to a sub-advisory agreement between the Investment Adviser and ING Asia.

Hansberger Global Investors, Inc. ("HGI"), a registered investment adviser, serves as the Sub-Adviser to International Capital Appreciation pursuant to a sub-advisory agreement between the Investment Adviser and HGI.

For Diversified International, ING Investment Management Co. (the "Consultant" or "ING IM") is a consultant to the Investment Adviser. The Consultant provides tactical allocation recommendations to the Investment Adviser. The Investment Adviser has set up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of the Consultant, and retains discretion over implementation of the Consultant's recommendations. The Consultant provides ongoing recommendations to the Investment Committee of

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2006 (CONTINUED)

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

the Investment Adviser quarterly or as warranted by market conditions.

ING Funds Services, LLC (the "Administrator"), serves as administrator to each Fund. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund's average daily net assets.

International Value Fund also pays the Administrator an annual shareholder account-servicing fee of $5.00 for each account of beneficial owners of shares.

The Investment Adviser, ING IM, INGCRES, IIMA, ING Asia and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individual and institutional investors.

NOTE 6 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds, except Class I, has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, LLC (the "Distributor"), an indirect, wholly-owned subsidiary of ING Groep, is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds' shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

	Class A		Class B	Class C	Class M		Class O	Class Q	Class R
Global Equity Dividend	0.25%		1.00%	1.00%	N/A		0.25%	N/A	N/A
Global Natural Resources	0.25%		N/A	N/A	N/A		N/A	N/A	N/A
Global Real Estate	0.25%		1.00%	1.00%	N/A		0.25%	N/A	N/A
Global Value Choice	0.35%		1.00%	1.00%	N/A		N/A	0.25%	N/A
Emerging Countries	0.35	%(1)	1.00%	1.00%	0.75	%(2)	N/A	0.25%	N/A
Foreign	0.25%		1.00%	1.00%	N/A		N/A	0.25%	N/A
Greater China	0.25%		1.00%	1.00%	N/A		N/A	N/A	N/A
Index Plus International Equity	0.25%		1.00%	1.00%	N/A		N/A	N/A	N/A
International	0.25%		1.00%	1.00%	N/A		N/A	0.25%	N/A
International Capital Appreciation	0.25%		1.00%	1.00%	N/A		N/A	N/A	N/A

	Class A	Class B	Class C	Class M	Class O	Class Q	Class R
International Real Estate	0.25%	1.00%	1.00%	N/A	N/A	N/A	N/A
International SmallCap	0.35%	1.00%	1.00%	N/A	N/A	0.25%	N/A
International Value	0.30%	1.00%	1.00%	N/A	N/A	0.25%	N/A
International Value Choice	0.25%	1.00%	1.00%	N/A	N/A	N/A	N/A
Russia	0.25%	N/A	N/A	N/A	N/A	N/A	N/A
Emerging Markets Fixed Income	0.25%	1.00%	1.00%	N/A	N/A	N/A	N/A
Global Bond	0.25%	1.00%	1.00%	N/A	N/A	N/A	N/A
Diversified International	0.25%	1.00%	1.00%	N/A	N/A	N/A	0.50%

(1) The Distributor has agreed to waive 0.10% of the Distribution Fee for Class A shares of Emerging Countries for the period from January 1, 2006 through December 31, 2006. Previously, the Distributor had agreed to waive 0.10% of the Distribution Fee for Class A shares of Emerging Countries for the period from January 1, 2005 through December 31, 2005.

(2) Prior to June 1, 2006, the Distributor agreed to waive 0.25% of a 1.00% Distribution Fee for Class M shares of Emerging Countries. Effective June 1, 2006, this waiver was eliminated and the 12b-1 fee was permanently reduced to 0.75%.

Fees paid to the Distributor by class during the year ended October 31, 2006 are shown in the accompanying Statements of Operations.

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, Class C and Class M shares. For the year ended October 31, 2006, the Distributor retained the following amounts in sales charges for the Funds:

	Class A Shares	Class B Shares	Class C Shares	Class M Shares
Initial Sales Charges:
Global Equity Dividend	$76,783	N/A	N/A	N/A
Global Natural Resources	45,079	N/A	N/A	N/A
Global Real Estate	280,469	N/A	N/A	N/A
Global Value Choice	34,310	N/A	N/A	N/A
Emerging Countries	55,357	N/A	N/A	$391
Foreign	137,906	N/A	N/A	N/A
Greater China	45,391	N/A	N/A	N/A
Index Plus International Equity	4,187	N/A	N/A	N/A
International	10,209	N/A	N/A	N/A
International Capital Appreciation	378	N/A	N/A	N/A
International Real Estate	36,622	N/A	N/A	N/A
International SmallCap	55,862	N/A	N/A	N/A
International Value	1,918	N/A	N/A	N/A
International Value Choice	13,112	N/A	N/A	N/A
Russia	2,056,746	N/A	N/A	N/A
Emerging Markets Fixed Income	1,668	N/A	N/A	N/A
Global Bond	63	N/A	N/A	N/A
Diversified International	417,126	N/A	N/A	N/A
Contingent Deferred Sales Charges:
Global Equity Dividend	$—	$—	$11,421	N/A
Global Natural Resources	—	—	—	N/A
Global Real Estate	11,486	—	12,117	N/A
Global Value Choice	—	—	1,894	N/A

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2006 (CONTINUED)

NOTE 6 — DISTRIBUTION AND SERVICE FEES (continued)

	Class A Shares	Class B Shares	Class C Shares	Class M Shares
Emerging Countries	$316	$—	$3,759	N/A
Foreign	937	—	13,980	N/A
Greater China	143	—	266	N/A
Index Plus International Equity	—	—	69	N/A
International	86	—	250	N/A
International Capital Appreciation	—	—	19	N/A
International Real Estate	4	—	259	N/A
International SmallCap	2,638	—	2,872	N/A
International Value	15,266	—	3,821	N/A
International Value Choice	—	—	942	N/A
Russia	937	—	13,980	N/A
Emerging Markets Fixed Income	—	—	—	N/A
Global Bond	—	—	—	N/A
Diversified International	43	—	10,006	N/A

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At October 31, 2006, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (See Notes 5 and 6):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Services and Distribution Fees	Accrued Reimbursement Expense	Total
Global Equity Dividend	$130,530	$18,647	$122,101	$—	$271,278
Global Natural Resources	85,145	9,937	24,843	—	119,925
Global Real Estate	373,019	47,980	198,853	—	619,852
Global Value Choice	88,497	8,850	58,770	—	156,117
Emerging Countries	209,829	16,786	70,645	—	297,260
Foreign Fund	392,220	39,222	205,374	—	636,816
Greater China	26,171	2,276	8,122	—	36,569
Index Plus Intrenational Equity	42,211	7,675	3,772	12,100	65,758
International	111,250	11,125	45,790	—	168,165
International Capital Appreciation	41,485	4,881	1,158	10,160	57,684
International Real Estate	61,869	6,187	22,236	2,868	93,160
International Small Cap	481,949	48,831	190,158	—	720,938
International Value	4,060,701	406,066	1,432,752	—	5,899,519
International Value Choice	49,158	4,916	10,027	51,578	115,679
Russia	783,396	62,671	156,679	—	1,002,746
Emerging Markets Fixed Income	9,223	1,418	3,889	—	14,530
Global Bond	8,648	2,162	5,430	—	16,240
Diversified International	—	21,066	108,939	—	130,005

At October 31, 2006, the following indirect, wholly owned subsidiaries of ING Groep owned the following Funds:

ING Life Insurance and Annuity Company — Greater China (45.02%); Index Plus International Equity (12.70%); International Real Estate (8.98%); International SmallCap (5.66%); Emerging Markets Fixed Income (95.05%); and Global Bond (99.17%).

ING National Nederlanden Intervest — Global Real Estate (11.42%).

ING National Trust — International (24.13%).

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Investment activities of these shareholders could have a material impact on the Funds.

The Investment Adviser may request that the Funds' portfolio managers use their best efforts (subject to obtaining best execution of each transaction) to allocate a portfolio's equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to a Fund are reflected as a reimbursement of expenses in the Statements of Operations.

Each Fund has adopted a Retirement Policy covering all independent trustees of the Funds who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

The following Funds placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were:

Fund	Affiliated Brokers	Commissions Received
Emerging Countries	ING Baring LLC	$6,972
Foreign	ING Baring LLC	42,265
	ING Securities	3,851
Greater China	ING Baring LLC	611
International Value	ING Baring LLC	12,415
Russia	ING Baring LLC	11,935
	ING Securities	11,387

The following is a summary of the transactions during the year ended October 31, 2006 in which the issuer was an affiliate of the ING Family of Funds.

Global Real	Sales		Unrealized Investment Securities at	Gain on Value at
Estate	Shares	Cost	10/31/2006	10/31/2006
ING UK Real Estate Income Trust Ltd.	208,600	$369,368	$713,816	$2,956,232

For the year ended October 31, 2005, the Distributor made the following payment in settlement of an administrative proceeding as described in Note 18 and

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2006 (CONTINUED)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

as reflected in the accompanying Statements of Changes in Net Assets for each of the following Funds:

Global Value Choice	$8,840
Emerging Countries	266,176
International	127,510
International SmallCap	914,722
International Value	79,655

NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES

At October 31, 2006, the Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities:

Accrued Custody Fees
Greater China	$9,767
Accrued Transfer Agent Fees
Greater China	$6,447
Accrued Postage Fees
Greater China	$4,982
Accrued Offering Fees
Greater China	$18,011
Accrued Printing Fees
Greater China	$13,710

NOTE 9 — EXPENSE LIMITATIONS

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

	Class A	Class B	Class C	Class I	Class M	Class O	Class Q	Class R
Global Equity Dividend	1.40%	2.15%	2.15%	N/A	N/A	1.40%	N/A	N/A
Global Natural Resources	2.75%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Global Real Estate	1.75%	2.50%	2.50%	1.50%	N/A	1.75%	N/A	N/A
Global Value Choice	1.85%	2.50%	2.50%	1.50%	N/A	N/A	1.75%	N/A
Emerging Countries(1)	2.25%	2.90%	2.90%	1.75%	2.65%	N/A	2.15%	N/A
Foreign(2)	1.95%	2.70%	2.70%	1.60%	N/A	N/A	1.85%	N/A
Greater China	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Index Plus International Equity	1.15%	1.90%	1.90%	0.90%	N/A	N/A	N/A	N/A
International(3)	2.75%	3.50%	3.50%	2.50%	N/A	N/A	2.75%	N/A
International Capital Appreciation	1.50%	2.25%	2.25%	1.25%	N/A	N/A	N/A	N/A
International Real Estate	1.50%	2.25%	2.25%	1.25%	N/A	N/A	N/A	N/A
International SmallCap	1.95%	2.60%	2.60%	1.40%	N/A	N/A	1.85%	N/A
International Value	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	Class A	Class B	Class C	Class I	Class M	Class O	Class Q	Class R
International Value Choice	1.70%	2.45%	2.45%	1.45%	N/A	N/A	N/A	N/A
Russia	3.35%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Emerging Markets Fixed Income	1.25%	2.00%	2.00%	N/A	N/A	N/A	N/A	N/A
Global Bond	0.90%	1.65%	1.65%	0.61%	N/A	N/A	N/A	N/A
Diversified International	0.35%	1.10%	1.10%	0.10%	N/A	N/A	N/A	0.60%

(1) Effective January 1, 2006, pursuant to a side agreement, ING Investments has lowered the expense limits for Emerging Countries through at least December 31, 2006. The expense limits for Emerging Countries are 2.10%, 2.85%, 2.85%, 2.60% and 2.10% for Class A, B, C, M and Q shares, respectively. If, after December 31, 2006, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

(2) Pursuant to a side agreement dated March 1, 2006, ING Investments has lowered the expense limits for Foreign through at least March 1, 2007. The expense limits for the Foreign are 1.70%, 2.45%, 2.45%, 1.35% and 1.60% for Class A, B, C, I and Q, respectively. If, after March 1, 2007, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it.

(3) Pursuant to a side agreement dated March 1, 2006, ING Investments has lowered the expense limits for International through at least March 1, 2007. The expense limits for the International are 1.95%, 2.70%, 2.70%, 1.60% and 1.85% for Class A, B, C, I and Q, respectively. If, after March 1, 2007, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it.

The Investment Adviser may at a later date recoup from a Fund management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities for each Fund.

As of October 31, 2006, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:

	October 31,
	2007	2008	2009	Total
Global Value Choice	$—	$62,559	$—	$62,559
Index Plus International Equity	—	—	72,836	72,836
International Capital Appreciation	—	—	93,974	93,974
International Real Estate	—	—	119,550	119,550

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2006 (CONTINUED)

NOTE 9 — EXPENSE LIMITATIONS (continued)

	October 31,
	2007	2008	2009	Total
International Value Choice	$—	$74,545	$4,469	$79,014
Emerging Markets Fixed Income	—	—	111,594	111,594
Global Bond	—	—	39,924	39,924
Diversified International	—	—	372,357	372,357

The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term.

NOTE 10 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The following Funds utilized the line of credit during the year ended October 31, 2006:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Global Natural Resources	6	$4,711,667	5.72%
Global Value Choice	14	1,363,571	5.69
Foreign	8	681,250	4.75
Index Plus International Equity	9	980,000	5.50
International	5	1,740,000	5.37
International Capital Appreciation(1)	1	4,480,000	5.77
International SmallCap	1	5,590,000	4.76
International Value	4	22,755,000	4.87
Diversified International	7	1,128,571	5.01

(1) At October 31, 2006, International Capital Appreciation had an outstanding balance of $4,480,000.

NOTE 11 — CAPITAL SHARES

	Class A		Class B		Class C
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
Global Equity Dividend (Number of Shares)
Shares sold	3,804,463	6,261,568	980,380	2,059,087	1,792,162	3,638,370
Dividends reinvested	163,319	73,143	68,137	25,087	96,575	34,087
Shares redeemed	(2,656,504)	(1,646,562)	(399,091)	(142,758)	(714,422)	(208,449)
Net increase in shares outstanding	1,311,278	4,688,149	649,426	1,941,416	1,174,315	3,464,008
Global Equity Dividend ($)
Shares sold	$55,618,277	$81,890,229	$14,217,375	$26,849,839	$25,941,781	$47,352,114
Dividends reinvested	2,341,599	950,413	973,435	325,721	1,375,816	440,961
Shares redeemed	(37,587,681)	(21,584,892)	(5,809,722)	(1,878,685)	(10,300,752)	(2,750,750)
Net increase	$20,372,195	$61,255,750	$9,381,088	$25,296,875	$17,016,845	$45,042,325
	Class A
	Year Ended October 31, 2006	Year Ended October 31, 2005
Global Natural Resources (Number of Shares)
Shares sold	2,142,869	1,303,928
Dividends reinvested	18,990	368,023
Shares redeemed	(2,493,021)	(2,702,207)
Net decrease in shares outstanding	(331,162)	(1,030,256)
Global Natural Resources ($)
Shares sold	$22,092,980	$8,755,764
Dividends reinvested	161,561	2,642,230
Shares redeemed	(25,464,330)	(17,774,785)
Net decrease	$(3,209,789)	$(6,376,791)

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2006 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class A		Class B		Class C
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
Global Real Estate (Number of Shares)
Shares sold	14,446,150	3,934,092	958,288	555,131	4,044,423	1,428,969
Dividends reinvested	599,957	464,771	63,626	31,215	112,442	41,618
Shares redeemed	(2,090,498)	(2,535,905)	(191,662)	(113,195)	(512,505)	(232,975)
Net increase in shares outstanding	12,955,609	1,862,958	830,252	473,151	3,644,360	1,237,612
Global Real Estate ($)
Shares sold	$287,936,127	$64,903,422	$16,479,220	$7,963,178	$72,912,712	$21,436,748
Dividends reinvested	10,752,914	7,259,137	973,780	429,581	1,815,573	597,354
Shares redeemed	(40,748,408)	(40,814,853)	(3,240,748)	(1,640,044)	(8,989,662)	(3,564,647)
Net increase	$257,940,633	$31,347,706	$14,212,252	$6,752,715	$65,738,623	$18,469,455
	Class I
	Year Ended October 31, 2006	Year Ended October 31, 2005
Global Real Estate (Number of Shares)
Shares sold	503,082	98,101
Dividends reinvested	3,220	—
Shares redeemed	(99,415)	—
Net increase in shares outstanding	406,887	98,101
Global Real Estate ($)
Shares sold	$9,644,455	$1,600,930
Dividends reinvested	65,390	—
Shares redeemed	(1,901,796)	—
Net increase	$7,808,049	$1,600,930
	Class A		Class B		Class C
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
Global Value Choice (Number of Shares)
Shares sold	681,706	516,545	92,289	101,943	133,353	150,930
Dividends reinvested	9,174	—	—	—	901	—
Shares redeemed	(822,178)	(1,098,757)	(378,702)	(550,241)	(390,058)	(696,774)
Net decrease in shares outstanding	(131,298)	(582,212)	(286,413)	(448,298)	(255,804)	(545,844)
Global Value Choice ($)
Shares sold	$13,807,227	$8,997,761	$2,050,988	$1,939,488	$2,605,554	$2,547,625
Dividends reinvested	177,004	—	—	—	16,685	—
Shares redeemed	(16,601,505)	(19,124,741)	(8,338,011)	(10,345,519)	(7,611,834)	(11,682,829)
Net decrease	$(2,617,274)	$(10,126,980)	$(6,287,023)	$(8,406,031)	$(4,989,595)	$(9,135,204)

	Class I	Class Q
	September 6, 2006(1) to October 31, 2006	Year Ended October 31, 2006	Year Ended October 31, 2005
Global Value Choice (Number of Shares)
Shares sold	139,822	58,539	78,062
Dividends reinvested	—	1,706	—
Shares redeemed	(1,325)	(158,326)	(98,578)
Net increase (decrease) in shares outstanding	138,497	(98,081)	(20,516)
Global Value Choice ($)
Shares sold	$2,977,626	$1,385,145	$1,573,859
Dividends reinvested	—	38,450	—
Shares redeemed	(27,524)	(3,883,858)	(1,971,194)
Net increase (decrease)	$2,950,102	$(2,460,263)	$(397,335)

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2006 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class A		Class B		Class C
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
Emerging Countries (Number of Shares)
Shares sold	1,554,745	1,264,116	158,904	171,033	650,919	575,933
Dividends reinvested	17,399	2,583	—	—	2,002	—
Shares redeemed	(1,105,391)	(1,042,704)	(233,526)	(285,210)	(302,871)	(154,421)
Net increase (decrease) in shares outstanding	466,753	223,995	(74,622)	(114,177)	350,050	421,512
Emerging Countries ($)
Shares sold	$42,544,352	$28,706,819	$4,284,432	$3,787,933	$16,487,366	$12,439,033
Dividends reinvested	440,876	53,415	—	—	47,440	—
Shares redeemed	(30,177,710)	(22,759,798)	(6,263,528)	(6,281,049)	(7,797,300)	(3,238,715)
Net increase (decrease)	$12,807,518	$6,000,436	$(1,979,096)	$(2,493,116)	$8,737,506	$9,200,318

	Class I	Class M		Class Q
	December 21, 2005(1) to October 31, 2006	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
Emerging Countries (Number of Shares)
Shares sold	1,259,659	2,691	3,080	203,459	197,600
Dividends reinvested	—	46	—	2,644	579
Shares redeemed	(470,530)	(4,694)	(9,604)	(298,675)	(202,059)
Net increase (decrease) in shares outstanding	789,129	(1,957)	(6,524)	(92,572)	(3,880)
Emerging Countries ($)
Shares sold	$35,774,589	$75,928	$67,841	$5,761,374	$4,569,365
Dividends reinvested	—	1,146	—	69,164	12,349
Shares redeemed	(12,692,384)	(130,478)	(209,918)	(8,528,955)	(4,620,780)
Net increase (decrease)	$23,082,205	$(53,404)	$(142,077)	$(2,698,417)	$(39,066)

	Class A		Class B		Class C
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
Foreign (Number of Shares)
Shares sold	5,804,035	5,350,389	859,893	864,486	3,422,194	3,258,501
Dividends reinvested	134,508	—	27,967	—	93,622	—
Shares redeemed	(2,401,362)	(2,127,775)	(359,114)	(205,551)	(1,050,690)	(598,703)
Net increase in shares outstanding	3,537,181	3,222,614	528,746	658,935	2,465,126	2,659,798
Foreign ($)
Shares sold	$98,299,748	$74,069,872	$14,233,385	$11,879,135	$56,926,173	$44,999,926
Dividends reinvested	2,082,190	—	425,093	—	1,424,923	—
Shares redeemed	(40,561,430)	(29,478,835)	(6,018,453)	(2,815,133)	(17,589,538)	(8,239,806)
Net increase	$59,820,508	$44,591,037	$8,640,025	$9,064,002	$40,761,558	$36,760,120

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2006 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class I		Class Q
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
Foreign (Number of Shares)
Shares sold	3,238,230	1,482	—	1,009
Dividends reinvested	1,630	—	1,680	—
Shares redeemed	(48,706)	(135,704)	(10,236)	(13,187)
Net increase (decrease) in shares outstanding	3,191,154	(134,222)	(8,556)	(12,178)
Foreign ($)
Shares sold	$56,439,802	$20,576	$—	$13,738
Dividends reinvested	25,483	—	26,071	—
Shares redeemed	(883,854)	(1,983,638)	(174,891)	(194,215)
Net increase (decrease)	$55,581,431	$(1,963,062)	$(148,820)	$(180,477)
	Class A	Class B	Class C	Class I
	December 21, 2005(1) to October 31, 2006	January 6, 2006(1) to October 31, 2006	January 11, 2006(1) to October 31, 2006	May 8, 2006(1) to October 31, 2006
Greater China (Number of Shares)
Shares sold	2,060,629	173,344	175,293	1,771
Shares redeemed	(162,486)	(15,849)	(4,406)	—
Net increase in shares outstanding	1,898,143	157,495	170,887	1,771
Greater China ($)
Shares sold	$22,315,810	$2,005,078	$2,052,770	$20,682
Shares redeemed	(1,889,215)	(183,820)	(49,651)	—
Net increase	$20,426,595	$1,821,258	$2,003,119	$20,682
	Class A	Class B	Class C	Class I
	December 21, 2005(1) to October 31, 2006	January 12, 2006(1) to October 31, 2006	January 12, 2006(1) to October 31, 2006	December 21, 2005(1) to October 31, 2006
Index Plus International Equity (Number of Shares)
Shares sold	1,593,260	23,222	47,884	6,879,841
Shares redeemed	(522,199)	(495)	(1,878)	(162,917)
Net increase in shares outstanding	1,071,061	22,727	46,006	6,716,924
Index Plus International Equity ($)
Shares sold	$16,004,839	$250,885	$512,540	$74,436,693
Shares redeemed	(5,896,965)	(5,729)	(21,900)	(1,770,309)
Net increase	$10,107,874	$245,156	$490,640	$72,666,384

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2006 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class A		Class B		Class C
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
International (Number of Shares)
Shares sold	1,130,290	1,286,982	222,011	398,615	125,967	158,046
Dividends reinvested	65,163	45,507	9,571	6,257	5,646	3,911
Shares redeemed	(1,417,023)	(1,528,096)	(454,724)	(454,549)	(300,691)	(461,767)
Net decrease in shares outstanding	(221,570)	(195,607)	(223,142)	(49,677)	(169,078)	(299,810)
International ($)
Shares sold	$13,974,139	$13,471,465	$2,619,810	$4,018,737	$1,518,241	$1,592,528
Dividends reinvested	754,581	464,320	107,204	61,882	63,297	38,715
Redemption fee proceeds	257	12,635	—	—	—	—
Shares redeemed	(17,628,847)	(15,999,726)	(5,368,489)	(4,604,837)	(3,586,904)	(4,666,612)
Net decrease	$(2,899,870)	$(2,051,306)	$(2,641,475)	$(524,218)	$(2,005,366)	$(3,035,369)

	Class I		Class Q
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
International (Number of Shares)
Shares sold	413,947	618,736	1,426,062	832,726
Dividends reinvested	41,301	26,513	24,539	9,243
Shares redeemed	(1,585,422)	(264,569)	(716,043)	(255,015)
Net increase (decrease) in shares outstanding	(1,130,174)	380,680	734,558	586,954
International ($)
Shares sold	$5,055,453	$6,503,305	$17,444,379	$8,731,410
Dividends reinvested	475,409	268,842	281,487	93,629
Shares redeemed	(18,368,063)	(2,749,364)	(8,750,007)	(2,652,163)
Net increase (decrease)	$(12,837,201)	$4,022,783	$8,975,859	$6,172,876
	Class A	Class B	Class C	Class I
	December 21, 2005(1) to October 31, 2006	January 9, 2006(1) to October 31, 2006	January 24, 2006(1) to October 31, 2006	December 21, 2005(1) to October 31, 2006
International Capital Appreciation (Number of Shares)
Shares sold	635,018	6,175	12,621	4,893,411
Shares redeemed	(312,161)	(378)	(6,848)	(762,409)
Net increase in shares outstanding	322,857	5,797	5,773	4,131,002
International Capital Appreciation ($)
Shares sold	$6,494,040	$65,827	$136,078	$51,868,418
Shares redeemed	(3,430,448)	(3,952)	(77,684)	(8,729,175)
Net increase	$3,063,592	$61,875	$58,394	$43,139,243

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2006 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class A	Class B	Class C	Class I
	February 28, 2006(1) to October 31, 2006	February 28, 2006(1) to October 31, 2006	February 28, 2006(1) to October 31, 2006	February 28, 2006(1) to October 31, 2006
International Real Estate (Number of Shares)
Shares sold	4,696,588	142,380	1,486,965	2,253,191
Dividends reinvested	2,698	65	697	2,409
Shares redeemed	(415,752)	(1,115)	(14,206)	(336,086)
Net increase in shares outstanding	4,283,534	141,330	1,473,456	1,919,514
International Real Estate ($)
Shares sold	$50,099,143	$1,531,684	$15,819,755	$24,710,500
Dividends reinvested	28,565	667	7,117	26,281
Shares redeemed	(4,560,851)	(11,288)	(149,297)	(3,870,805)
Net increase	$45,566,857	$1,521,063	$15,677,575	$20,865,976

	Class A		Class B		Class C
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
International Small Cap (Number of Shares)
Shares sold	2,618,183	2,004,704	153,065	224,730	305,463	190,803
Dividends reinvested	28,203	—	1,067	—	3,317	—
Shares redeemed	(2,091,324)	(2,690,302)	(420,654)	(678,220)	(305,228)	(438,858)
Net increase (decrease) in shares outstanding	555,062	(685,598)	(266,522)	(453,490)	3,552	(248,055)
International Small Cap ($)
Shares sold	$115,137,984	$69,514,851	$6,805,314	$7,909,327	$12,733,141	$6,229,347
Dividends reinvested	1,143,069	—	44,742	—	127,269	—
Shares redeemed	(91,030,509)	(92,289,760)	(19,055,708)	(23,667,520)	(12,614,364)	(14,015,886)
Net increase (decrease)	$25,250,544	$(22,774,909)	$(12,205,652)	$(15,758,193)	$246,046	$(7,786,539)

	Class I	Class Q
	December 21, 2005(1) to October 31, 2006	Year Ended October 31, 2006	Year Ended October 31, 2005
International Small Cap (Number of Shares)
Shares sold	3,311,088	618,175	268,648
Dividends reinvested	—	12,988	—
Shares redeemed	(413,715)	(434,452)	(793,003)
Net increase (decrease) in shares outstanding	2,897,373	196,711	(524,355)
International Small Cap ($)
Shares sold	$146,345,932	$28,725,725	$9,711,770
Dividends reinvested	—	564,597	—
Shares redeemed	(18,478,631)	(20,330,336)	(28,611,080)
Net increase (decrease)	$127,867,301	$8,959,986	$(18,899,310)

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2006 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class A		Class B		Class C
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
International Value (Number of Shares)
Shares sold	17,704,351	22,440,717	723,662	733,853	696,527	579,699
Dividends reinvested	6,154,438	4,658,879	1,288,590	1,078,233	2,160,993	1,619,582
Shares redeemed	(25,674,523)	(43,203,094)	(7,398,801)	(6,355,256)	(5,174,229)	(5,949,587)
Net decrease in shares outstanding	(1,815,734)	(16,103,498)	(5,386,549)	(4,543,170)	(2,316,709)	(3,750,306)
International Value ($)
Shares sold	$345,076,004	$389,616,539	$13,483,084	$12,423,736	$12,393,004	$9,661,315
Dividends reinvested	110,779,870	78,640,245	22,846,698	17,941,796	38,163,141	26,885,154
Shares redeemed	(504,762,828)	(748,947,369)	(142,311,210)	(109,082,787)	(98,746,989)	(101,804,139)
Net decrease	$(48,906,954)	$(280,690,585)	$(105,981,428)	$(78,717,255)	$(48,190,844)	$(65,257,670)

	Class I		Class Q
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
International Value (Number of Shares)
Shares sold	23,235,247	27,489,973	22,383	27,155
Dividends reinvested	4,027,145	2,611,199	92,721	69,842
Shares redeemed	(13,614,582)	(12,662,805)	(415,890)	(276,510)
Net increase (decrease) in shares outstanding	13,647,810	17,438,367	(300,786)	(179,513)
International Value ($)
Shares sold	$456,863,861	$476,140,222	$432,031	$474,053
Dividends reinvested	72,448,346	44,050,433	1,670,826	1,179,631
Shares redeemed	(268,395,382)	(220,723,705)	(8,027,999)	(4,799,264)
Net increase (decrease)	$260,916,825	$299,466,950	$(5,925,142)	$(3,145,580)
	Class A		Class B
	Year Ended October 31, 2006	February 1, 2005(1) to October 31, 2005	Year Ended October 31, 2006	February 1, 2005(1) to October 31, 2005
International Value Choice (Number of Shares)
Shares sold	1,260,518	651,176	204,077	143,012
Dividends reinvested	9,873	—	2,909	—
Shares redeemed	(394,876)	(79,948)	(50,448)	(8,938)
Net increase in shares outstanding	875,515	571,228	156,538	134,074
International Value Choice ($)
Shares sold	$14,712,291	$6,637,390	$2,359,933	$1,456,873
Dividends reinvested	109,590	—	32,117	—
Shares redeemed	(4,737,083)	(845,622)	(590,545)	(90,130)
Net increase	$10,084,798	$5,791,768	$1,801,505	$1,366,743

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2006 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class C		Class I
	Year Ended October 31, 2006	February 4, 2005(1) to October 31, 2005	December 21, 2005(1) to October 31, 2006
International Value Choice (Number of Shares)
Shares sold	216,216	175,350	3,307,214
Dividends reinvested	3,130	—	—
Shares redeemed	(47,102)	(6,834)	(337,472)
Net increase in shares outstanding	172,244	168,516	2,969,742
International Value Choice ($)
Shares sold	$2,519,790	$1,796,255	$39,229,047
Dividends reinvested	34,613	—	—
Shares redeemed	(550,017)	(69,825)	(4,156,509)
Net increase	$2,004,386	$1,726,430	$35,072,538

	Class A
	Year Ended October 31, 2006	Year Ended October 31, 2005
Russia (Number of Shares)
Shares sold	10,885,015	3,240,434
Dividends reinvested	—	3,801
Shares redeemed	(5,521,528)	(3,616,898)
Net increase (decrease) in shares outstanding	5,363,487	(372,663)
Russia ($)
Shares sold	$528,911,241	$93,862,631
Dividends reinvested	—	96,494
Redemption fee proceeds	2,984,157	850,706
Shares redeemed	(268,475,876)	(96,537,671)
Net increase (decrease)	$263,419,522	$(1,727,840)

	Class A	Class B	Class C	Class I
	December 21, 2005(1) to October 31, 2006	January 4, 2006(1) to October 31, 2006	March 1, 2006(1) to October 31, 2006	February 7, 2006(1) to October 31, 2006
Emerging Markets Fixed (Number of Shares)
Shares sold	2,546,831	28,060	32,643	1,225
Dividends reinvested	1,763	356	792	51
Shares redeemed	(18,897)	34	—	(1,276)
Net increase in shares outstanding	2,529,697	28,450	33,435	—
Emerging Markets Fixed ($)
Shares sold	$25,848,505	$284,262	$329,390	$12,373
Dividends reinvested	17,545	3,546	7,863	513
Shares redeemed	(190,292)	349	—	(12,886)
Net increase	$25,675,758	$288,157	$337,253	$—
	Class A	Class B	Class C	Class I
	June 30, 2006(1) to October 31, 2006	June 30, 2006(1) to October 31, 2006	June 30, 2006(1) to October 31, 2006	June 30, 2006(1) to October 31, 2006
Global Bond (Number of Shares)
Shares sold	2,515,893	2,713	3,467	101
Net increase in shares outstanding	2,515,893	2,713	3,467	101
Global Bond ($)
Shares sold	$25,161,326	$27,335	$35,076	$1,010
Net increase	$25,161,326	$27,335	$35,076	$1,010

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2006 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class A	Class B	Class C	Class I
	December 21, 2005(1) to October 31, 2006	December 21, 2005(1) to October 31, 2006	December 21, 2005(1) to October 31, 2006	December 21, 2005(1) to October 31, 2006
Diversified International (Number of Shares)
Shares sold	15,920,455	2,066,270	6,338,569	486
Shares redeemed	(1,271,043)	(70,627)	(287,804)	(100)
Net increase in shares outstanding	14,649,412	1,995,643	6,050,765	386
Diversified International ($)
Shares sold	$173,676,549	$22,435,250	$68,740,074	$5,534
Shares redeemed	(13,776,784)	(779,687)	(3,120,028)	(1,163)
Net increase	$159,899,765	$21,655,563	$65,620,046	$4,371

(1) Commencement of operations.

NOTE 12 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds' Board, the following securities have been deemed to be illiquid. The Funds currently limit investments in illiquid securities to 15% of a Fund's net assets, at market value, at time of purchase.

Fund	Security	Shares	Initial Acquisition Date	Cost	Value	Percent of Net Assets
Global Natural Resources	Arena Resources, Inc.	40,953	10/09/06	$1,399,559	$1,462,841	1.2%
	PetroHawk Energy Corp.	53,598	10/09/06	564,174	607,265	0.5%
				$1,963,733	$2,070,106	1.7%
Foreign	Bulgaria Compensation Notes	60,720	04/06/05	$27,710	$24,607	0.0%
	Bulgaria Housing Compensation Notes	25,950	04/06/05	12,145	10,669	0.0%
	Bulgaria Registered Comp Vouchers	117,641	04/05/05	53,276	47,291	0.0%
	Centerenergo ADR	1,530	12/17/03	3,623	17,226	0.0%
	RenShares Utilities Ltd.	104,109	02/22/06	165,580	212,382	0.1%
	Ukrnafta Oil Co. ADR	87	12/28/04	10,005	30,494	0.0%
				$272,339	$342,669	0.1%
Emerging Markets Fixed Income	Central Bank of Nigeria, 5.092%, due 01/05/10	500,000	02/21/06	$133,139	$116,875	0.4%
	Cia de Transporte de Energia Electrica de Alta Tension SA, 3.000%, due 12/15/16	18,763	05/16/06	15,383	15,627	0.1%
	Cia de Transporte de Energia Electrica de Alta Tension SA, 9.000%, due 12/15/15	66,163	05/16/06	66,198	66,328	0.3%
	Ivory Coast Government International Bond, 2.000%, due 03/30/18	400,000	12/21/05	87,400	96,000	0.4%
				$302,120	$294,830	1.2%

NOTE 13 — CONCENTRATION OF RISKS

Foreign Securities (All Funds). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Funds and Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds and Underlying Funds. Foreign investments may also subject the Funds and Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Funds' and Underlying Funds' investments.

Emerging Markets Investments (All Funds except Index Plus International Equity). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2006 (CONTINUED)

NOTE 13 — CONCENTRATION OF RISKS (continued)

Industry Concentration (Global Natural Resources, Global Real Estate, and International Real Estate). As a result of the Funds' and Underlying Funds' concentrating their assets in securities related to a particular industry, each Fund or Underlying Fund may be subject to greater market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

Geographic Concentration (Greater China and Russia). As a result of the Funds' concentrating their assets in a single region of the world, the Fund's performance may be more volatile than that of a fund that invests globally. If securities in the region that each Fund is concentrated fall out of favor, it may cause a Fund to underperform in relation to funds that focus on other types of stocks.

Non-Diversified (Global Natural Resources, Global Real Estate, Greater China, International Real Estate, Russia, Emerging Markets Fixed Income and Global Bond). The Funds and Underlying Funds are each classified as non-diversified investment companies under the 1940 Act, which means that each Fund or Underlying Fund is not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Fund or Underlying Fund. The investment of a large percentage of a Fund's or Underlying Fund's assets in the securities of a small number of issuers may cause the Funds' share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, a Fund or Underlying Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Fund or Underlying Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Restricted and Illiquid Securities (Greater China and Emerging Markets Fixed Income). If a security is illiquid, a Fund may not be able to sell the security at a time when the Investment Adviser or a Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Rule 144A Securities (Greater China). Rule 144A securities are securities that are not registered, but which are bought and sold solely by institutional investors. The Fund generally considers Rule 144A securities to be "liquid" although the market for such securities typically is less active than public securities markets and may lead to less ability to sell these securities.

NOTE 14 — SECURITIES LENDING

Under an agreement with The Bank of New York ("BNY"), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security, however there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At October 31, 2006, the following Funds had securities on loan with the following market values:

Fund	Value of Securities Loaned	Value of Collateral
Global Equity Dividend	$15,405,250	$15,854,000
Global Real Estate	30,770,046	31,514,000
Global Value Choice	26,108,298	26,721,000
Emerging Countries	19,011,184	19,904,000
Foreign	12,881,285	13,242,000
International	3,994,877	4,054,000
International Small Cap	91,884,127	96,584,000
International Value	61,735,704	68,412,000
Russia	38,364,134	39,103,000

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2006 (CONTINUED)

NOTE 15 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of October 31, 2006:

	Paid-in Capital	Undistributed Net Investment Income On Investments	Accumulated Net Realized Gains/ (Losses)
Global Equity Dividend	$—	$500,835	$(500,835)
Global Natural Resources	—	3,686,346	(3,686,346)
Global Real Estate(1)	—	5,860,769	(5,860,769)
Global Value Choice	(63,394)	(72,119)	135,513
Emerging Countries	—	(63,783)	63,783
Foreign	—	(1,057,677)	1,057,677
Greater China	(40,663)	18,331	22,332
Index Plus International Equity	(14,385)	72,746	(58,361)
International	—	393,384	(393,384)
International Capital Appreciation	(6,229)	316,373	(310,144)
International Real Estate	(21,184)	2,302,960	(2,281,776)
International SmallCap	—	891,322	(891,322)
International Value	—	2,525,605	(2,525,605)
International Value Choice	(1,274)	(64,415)	65,689
Russia	(3,744,259)	3,690,687	53,572
Emerging Markets Fixed Income	(8,637)	7,215	1,422
Global Bond	(18,887)	(56,621)	75,508
Diversified International	(741,875)	741,875	—

(1)   As of the Fund's tax year ended December 31, 2005.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended October 31, 2006		Year Ended October 31, 2005
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Global Equity Dividend	$7,159,143	$828,141	$3,156,591	$8,751
Global Natural Resources	180,375	—	2,990,570	—
Global Real Estate(1)	14,209,504	4,790,208	9,149,441	1,825,148
Global Value Choice	397,470	—	—	—
Emerging Countries	671,817	—	72,677	—
Foreign	—	6,096,805	—	—
International	1,814,101	—	1,011,092	—
International Real Estate	176,469	—	—	—
International SmallCap	2,373,750	—	—	—
International Value	49,299,049	295,092,915	47,073,127	184,904,220
International Value Choice	269,623	—	—	—
Russia	—	—	111,452	—
Emerging Markets Fixed Income	601,241	—	—	—
Global Bond	154,991	—	—	—

(1) Composition of dividends and distributions presented herein is based on the Fund's tax year-end of December 31, 2005.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2006 were:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Unrealized Appreciation/ Depreciation	Post-October Currency Losses Deferred	Capital Loss Carryforwards	Expiration Dates
Global Equity Dividend	$9,076,395	$3,813,556	$23,645,122	$—	$—	—
Global Natural Resources	2,905,734	3,999,425	9,657,483	—	—	—
Global Real Estate(1)	550,631	302,897	103,992,810	(81,995)	—	—
Global Value Choice	—	—	8,215,415	—	$(87,543,966)	2009
					(81,779,077)	2010
					(6,183,953)	2011
					$(175,506,996)

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2006 (CONTINUED)

NOTE 15 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Unrealized Appreciation/ Depreciation	Post-October Currency Losses Deferred	Capital Loss Carryforwards	Expiration Dates
Emerging Countries	$2,922,994	$—	$17,887,431	$—	$(177,555)	2007
					(6,643,620)	2008
					(16,457,274)	2009
					(18,266,429)	2010
					$(41,544,878)*
Foreign	5,015,491	12,874,403	92,175,663	—	—	—
Greater China	138,040	—	3,442,724	—	—	—
Index Plus International Equity	3,147,511	—	5,249,091	—	—	—
International	3,140,604	9,768,824	13,093,588	—	$(756,192)	2007
					(3,061,891)	2008
					$(3,818,083)*
International Capital Appreciation	1,639,181	—	3,052,504	—	—	—
International Real Estate	2,395,596	—	4,868,033	—	$(26,312)	2014
International SmallCap	3,446,225	—	71,319,803	—	$(712,769)	2010
International Value	119,317,732	402,816,251	1,106,906,005	—	—	—
International Value Choice	1,070,581	379,357	3,372,054	—	—	—
Russia	—	43,574,849	270,694,361	—	—	—
Emerging Markets Fixed Income	186,408	—	278,900	—	—	—
Global Bond	462,599	8,000	208,853	—	—	—
Diversified International	—	—	17,236,137	—	$(701,461)	2014

*  Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

(1)  As of the Fund's tax year ended December 31, 2005.

NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Funds has assessed the impact of adopting FIN 48, and currently does not believe that there will be a material impact to the Funds.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standard No. 157 ("SFAS No. 157"), Fair Value Measurements. The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received upon sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of October 2006, the Funds are assessing the impact, if any, that will result from adopting SFAS No. 157.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2006 (CONTINUED)

NOTE 17 — SUBSEQUENT EVENTS

Dividends. Subsequent to October 31, 2006, the following Funds declared dividends and distributions of:

	Per Share Amounts
	Net Investment Income	Payable Date	Record Date
Emerging Markets Fixed Income
Class A	$0.0400	November 3, 2006	October 31, 2006
Class B	$0.0342	November 3, 2006	October 31, 2006
Class C	$0.0329	November 3, 2006	October 31, 2006
Class I	$—	November 3, 2006	October 31, 2006
Class A	$0.0600	December 5, 2006	November 30, 2006
Class B	$0.0537	December 5, 2006	November 30, 2006
Class C	$0.0534	December 5, 2006	November 30, 2006
Class I	$0.0631	December 5, 2006	November 30, 2006
Global Bond
Class A	$0.0313	December 1, 2006	Daily
Class B	$0.0361	December 1, 2006	Daily
Class C	$0.0183	December 1, 2006	Daily
Class I	$0.0331	December 1, 2006	Daily

Effective November 1, 2006, the Board of IMF approved the addition of Batterymarch Financial Management, Inc. as a second sub-adviser to International SmallCap and subsequent changes to International SmallCap's principal investment strategies and a change in International SmallCap's primary benchmark.

On November 9, 2006, the Board approved the conversion of current Class M shares to Class A shares of Emerging Countries. Effective January 2, 2007, Class M shareholders will be converted to Class A shares of Emerging Countries. In addition, the Board has approved a waiver of the Class A sales charge (load) on additional Class A share purchases of the Emerging Countries by its former Class M shareholders.

NOTE 18 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

ING Investments reported to the Boards of Directors/Trustees (the "Boards") of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep including ING Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC ("IFD"), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent ("AWC") with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, ING Investments reported to the Boards that, at this time,

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2006 (CONTINUED)

NOTE 18 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•  ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the "SEC") on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•  ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

Other Regulatory Matters

The New York Attorney General (the "NYAG") and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2006 (CONTINUED)

NOTE 18 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

(including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the "NH Bureau") concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of ING Investments entered into an assurance of discontinuance with the NYAG (the "NYAG Agreement") regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust ("NYSUT") and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of ING Investments, without admitting or denying the NYAG's findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG's office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the "One-Page Disclosure"). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

In addition, on the same date, these affiliates of ING Investments entered into a consent agreement with the NH Bureau (the "NH Agreement") to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of ING Investments, without admitting or denying the NH Bureau's claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above.

Other federal and state regulators could initiate similar actions in this or other areas of ING's businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTE 19 — PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the Funds' website at www.ingfunds.com and (3) on the SEC's website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

NOTE 20 — QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at 1-800-992-0180.

  PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND FUND  AS OF OCTOBER 31, 2006

Shares		Value
COMMON STOCK: 93.1%
	Australia: 7.3%
103,160	Australia & New Zealand Banking Group Ltd.	$2,310,492
213,981	Coca-Cola Amatil Ltd.	1,151,622
455,788	Foster's Group Ltd.	2,276,594
75,414	Publishing & Broadcasting Ltd.	1,131,665
85,944	St. George Bank Ltd.	2,152,438
177,544	Stockland	1,041,386
90,696	Suncorp-Metway Ltd.	1,459,812
89,213	TABCORP Holdings Ltd.	1,139,302
80,672	Wesfarmers Ltd.	2,154,932
147,732	Westfield Group	2,130,650
		16,948,893
	Belgium: 2.0%
57,843	Belgacom SA	2,363,270
56,170	Fortis	2,355,360
		4,718,630
	Brazil: 2.7%
36,931	Cia Siderurgica Nacional SA ADR	1,150,847
30,348	Petroleo Brasileiro SA ADR	2,455,672
177,614	Tele Norte Leste Participacoes SA ADR	2,570,484
		6,177,003
	Canada: 7.4%
124,133	BCE, Inc.	3,503,216
37,597	Bell Aliant Regional Communications Income Fund	1,137,704
43,980	Canadian Imperial Bank of Commerce	3,431,076
26,586	Enerplus Resources Fund	1,443,235
72,277	Fording Canadian Coal Trust	1,837,629
102,665	Precision Drilling Trust	2,919,715
88,370	TransCanada Corp.	2,859,888
		17,132,463
	China: 1.0%
2,014,000	PetroChina Co., Ltd.	2,222,564
		2,222,564
	Denmark: 0.9%
50,619	Danske Bank A/S	2,119,969
		2,119,969
	France: 3.0%
91,063	France Telecom SA	2,371,460
13,312	Societe Generale	2,209,985
62,552	Vivendi	2,369,923
		6,951,368
	Germany: 2.1%
142,187	Deutsche Telekom AG	2,472,439
19,158	EON AG	2,298,767
		4,771,206
	Greece: 1.0%
63,136	OPAP SA	2,249,540
		2,249,540

Shares			Value
		Hong Kong: 1.0%
357,000		Citic Pacific Ltd.	$1,095,799
178,500		CLP Holdings Ltd.	1,133,733
			2,229,532
		Hungary: 0.6%
55,805	@	Matav Magyar Tavkozlesi Rt ADR	1,293,002
			1,293,002
		Ireland: 1.0%
86,038		Allied Irish Banks PLC	2,338,059
			2,338,059
		Israel: 0.6%
292,914		Bank Hapoalim BM	1,462,721
			1,462,721
		Italy: 7.7%
336,806		Banca Intesa S.p.A.	2,300,787
300,978		Enel S.p.A.	2,882,574
115,595		ENI S.p.A.	3,496,727
195,809		Mediaset S.p.A.	2,194,817
465,044		Snam Rete Gas S.p.A.	2,368,179
938,615		Telecom Italia S.p.A.	2,370,869
276,164		UniCredito Italiano S.p.A.	2,288,518
			17,902,471
		Netherlands: 2.5%
78,766		ABN Amro Holding NV	2,295,117
9,407		Rodamco Europe NV	1,088,241
69,382		Royal Dutch Shell PLC	2,414,246
			5,797,604
		New Zealand: 0.5%
394,844		Telecom Corp. of New Zealand Ltd.	1,226,241
			1,226,241
		Norway: 1.0%
171,793		DNB NOR ASA	2,249,568
			2,249,568
		Poland: 1.1%
339,314		Telekomunikacja Polska SA	2,499,358
			2,499,358
		Portugal: 0.5%
100,892	L	Brisa-Auto Estradas de Portugal SA	1,117,381
			1,117,381
		Singapore: 0.9%
192,000		United Overseas Bank Ltd.	2,180,801
			2,180,801
		South Africa: 1.6%
171,163		Edgars Consolidated Stores Ltd.	853,132
101,196		Standard Bank Group Ltd.	1,189,107
84,296		Telkom SA Ltd.	1,560,506
			3,602,745

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND FUND  AS OF OCTOBER 31, 2006 (CONTINUED)

Shares			Value
		South Korea: 1.1%
110		KT Corp.	$4,993
53,492		KT Corp. ADR	1,197,407
19,419		S-Oil Corp.	1,323,648
			2,526,048
		Sweden: 1.4%
48,404		Svenska Cellulosa AB	2,217,107
18,465		Volvo AB	1,150,968
			3,368,075
		Thailand: 0.7%
338,500		Advanced Info Service PCL	829,988
117,700		Siam Cement PCL	851,939
			1,681,927
		United Kingdom: 11.4%
154,965		Aviva PLC	2,289,034
171,068		Barclays PLC	2,304,913
193,750		BBA Group PLC	986,055
40,273	@	Biffa PLC	204,734
127,142		Diageo PLC	2,350,873
555,584		DSG International PLC	2,304,737
79,670		GlaxoSmithKline PLC	2,123,253
66,776		Imperial Tobacco Group PLC	2,365,294
850,369		Legal & General Group PLC	2,344,547
218,088		Lloyds TSB Group PLC	2,329,497
86,782		Provident Financial PLC	1,022,712
95,229		Royal Bank of Scotland Group PLC	3,389,977
84,584		Severn Trent PLC	2,251,351
			26,266,977
		United States: 32.1%
30,401		AGL Resources, Inc.	1,140,063
42,985		Altria Group, Inc.	3,496,572
41,968	L	Ameren Corp.	2,270,933
58,172	L	American Capital Strategies Ltd.	2,510,909
39,387		Arthur J Gallagher & Co.	1,096,922
72,665		AT&T, Inc.	2,488,172
63,868		Bank of America Corp.	3,441,244
88,855		Bristol-Myers Squibb Co.	2,199,115
68,616		Citigroup, Inc.	3,442,386
153,076	L	Citizens Communications Co.	2,244,530
47,673		Consolidated Edison, Inc.	2,305,188
19,574	L	Developers Diversified Realty Corp.	1,191,910
71,592		Duke Energy Corp.	2,265,188
23,476		Duke Realty Corp.	940,211
50,768		EI DuPont de Nemours & Co.	2,324,711
46,085		Energy East Corp.	1,120,173
59,285	L	First Horizon National Corp.	2,331,371
19,201		Hospitality Properties Trust	930,450
19,823		iStar Financial, Inc.	918,367
61,061	L	Keycorp	2,268,186
30,199		Kinder Morgan Energy Partners LP	1,346,703
21,540		Kinder Morgan, Inc.	2,263,877
18,744	L	Liberty Property Trust	903,289
52,800		Merck & Co., Inc.	2,398,148
100,407		NiSource, Inc.	2,336,036
40,433		Oneok, Inc.	1,683,342
84,091		Pfizer, Inc.	2,240,705

Shares			Value
37,371		Public Service Enterprise Group, Inc.	$2,281,441
28,804		Rayonier, Inc.	1,180,497
35,285	L	Reynolds American, Inc.	2,229,031
60,833		Southern Co.	2,214,599
44,871		Thornburg Mortgage, Inc.	1,152,554
33,011		United Dominion Realty Trust, Inc.	1,068,582
68,294		US Bancorp.	2,311,415
64,415	L	UST, Inc.	3,448,205
22,829		Ventas, Inc.	889,890
80,466		Washington Mutual, Inc.	3,403,640
			74,278,555
Total Common Stock (Cost $190,677,752)			215,312,701
EQUITY-LINKED SECURITIES: 1.5%
		Taiwan: 1.5%
753,596		Formosa Chemicals & Fibre Corp. (Counterparty: Merrill)	1,145,466
942,935		Lite-On Technology Corp. (Counterparty: Citigroup)	1,140,951
1,616,000	#	Mega Financial Holdings Co., Ltd. (Counterparty: Morgan Stanley)	1,131,200
Total Equity-Linked Securities (Cost $3,458,784)			3,417,617
Total Long-Term Investments (Cost $194,136,536)			218,730,318

Principal Amount		Value
SHORT-TERM INVESTMENTS: 6.8%
	Securities Lending Collateralcc: 6.8%
$15,854,000	The Bank of New York Institutional Cash Reserves Fund	$15,854,000
Total Short-Term Investments (Cost $15,854,000)		15,854,000

Total Investments in Securities (Cost $209,990,536)*	101.4%	$234,584,318
Other Assets and Liabilities - Net	(1.4)	(3,310,736)
Net Assets	100.0%	$231,273,582

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@  Non-income producing security

ADR  American Depositary Receipt

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at October 31, 2006.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND FUND  AS OF OCTOBER 31, 2006 (CONTINUED)

*  Cost for federal income tax purposes is $210,939,398.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$26,077,341
Gross Unrealized Depreciation	(2,432,421)
Net Unrealized Appreciation	$23,644,920
Industry	Percentage of Net Assets
Agriculture	5.0%
Auto Manufacturers	0.5
Banks	22.4
Beverages	2.5
Building Materials	0.4
Chemicals	1.5
Coal	0.8
Commercial Services	0.5
Computers	0.5
Diversified Financial Services	2.4
Electric	9.1
Entertainment	1.5
Environmental Control	0.1
Forest Products & Paper	1.5
Gas	2.2
Holding Companies - Diversified	0.5
Insurance	2.5
Iron/Steel	0.5
Media	2.4
Miscellaneous Manufacturing	1.3
Oil & Gas	7.0
Pharmaceuticals	3.9
Pipelines	2.8
Real Estate	1.4
Real Estate Investment Trust	3.4
Retail	1.4
Savings & Loans	1.5
Telecommunications	13.0
Water	1.0
Other Long-Term Investments	1.1
Short-Term Investments	6.8
Other Assets and Liabilities - Net	(1.4)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GLOBAL NATURAL RESOURCES FUND  AS OF OCTOBER 31, 2006

Shares			Value
COMMON STOCK: 99.2%
		Australia: 0.5%
14,200		BHP Billiton Ltd. ADR	$604,494
			604,494
		Bermuda: 0.3%
86,100	@	Energy XXI Acquisition Corp. Bermuda Ltd.	430,500
			430,500
		Brazil: 2.9%
36,700		Cia Vale do Rio Doce ADR	933,648
119,300		Petroleo Brasileiro SA	2,640,588
			3,574,236
		Canada: 9.3%
27,300		Agnico-Eagle Mines Ltd.	1,009,281
22,900		Alcan, Inc.	1,078,819
38,900		Cameco Corp.	1,368,316
220,250	@	Eldorado Gold Corp.	935,565
17,600	#	First Quantum Minerals Ltd.	1,005,423
32,100	@	Glamis Gold Ltd.	1,413,263
1		Iamgold Corp.	8
49,100	@	Kinross Gold Corp.	648,120
75,500	@	Major Drilling Group International	1,502,672
195,900	@	Shore Gold, Inc.	933,314
18,100	#	Teck Cominco Ltd.	1,332,335
			11,227,116
		France: 1.9%
753	@	Arkema ADR	36,762
33,400		Total SA ADR	2,275,876
			2,312,638
		Jersey: 1.2%
62,500	@	Randgold Resources Ltd. ADR	1,416,875
			1,416,875
		Netherlands: 3.7%
17,800		Mittal Steel Co. NV	760,950
54,200		Royal Dutch Shell PLC ADR	3,773,404
			4,534,354
		Papua New Guinea: 1.1%
606,000		Lihir Gold Ltd.	1,303,903
			1,303,903
		Russia: 2.9%
18,900		Lukoil ADR	1,540,153
45,400		OAO Gazprom ADR	1,926,656
			3,466,809
		South Africa: 0.6%
41,100		Gold Fields Ltd.	682,937
			682,937
		United Kingdom: 0.5%
2,900		Rio Tinto PLC ADR	642,031
			642,031
		United States: 74.3%
100,235	@	Allis-Chalmers Energy, Inc.	1,510,541
12,200		Anadarko Petroleum Corp.	566,324

Shares			Value
49,600		Arch Coal, Inc.	$1,717,648
40,953	@,I	Arena Resources, Inc.	1,462,841
42,800		Cabot Oil & Gas Corp.	2,264,548
253,771	@	Cano Petroleum, Inc.	1,319,609
36,900		Chevron Corp.	2,479,680
11,100		Cleveland-Cliffs, Inc.	469,419
24,100		ConocoPhillips	1,451,784
65,528	@	Delta Petroleum Corp.	1,684,070
40,500	@	Denbury Resources, Inc.	1,163,970
7,300		Devon Energy Corp.	487,932
45,700		ENSCO International, Inc.	2,237,929
21,500		EOG Resources, Inc.	1,430,395
142,500	@	Evergreen Energy, Inc.	1,831,125
106,732	@	EXCO Resources, Inc.	1,545,479
139,600		ExxonMobil Corp.	9,970,232
32,700	@	FMC Technologies, Inc.	1,976,715
40,500		Freeport-McMoRan Copper & Gold, Inc.	2,449,440
76,741	@	GeoMet, Inc.	861,801
22,900	@	GlobalSantaFe Corp.	1,188,510
35,765	@	Goodrich Petroleum Corp.	1,223,521
89,100	@	Hecla Mining Co.	580,041
43,184	@	Hercules Offshore, Inc.	1,538,214
60,400		Hess Corp.	2,560,960
24,433		Hiland Holdings GP LP	586,148
132,500	@	Key Energy Services, Inc.	1,855,000
9,900		Marathon Oil Corp.	855,360
24,600	@	McDermott International, Inc.	1,099,620
108,156	@	Mirant Corp.	3,198,173
16,100	@	National Oilwell Varco, Inc.	972,440
92,000	@	Newfield Exploration Co.	3,752,680
78,000		Occidental Petroleum Corp.	3,661,320
73,191	@	Parallel Petroleum Corp.	1,482,118
12,800		Peabody Energy Corp.	537,216
53,598	@,I	PetroHawk Energy Corp.	607,265
24,000		Phelps Dodge Corp.	2,409,120
67,100	@	Plains Exploration & Production Co.	2,837,659
43,600	@	Pride International, Inc.	1,203,796
66,600		Rowan Cos., Inc.	2,223,108
79,600		Schlumberger Ltd.	5,021,169
90,400	@	Southwestern Energy Co.	3,216,432
75,600	@	Superior Energy Services	2,366,280
14,700		United States Steel Corp.	993,720
56,800	@	Weatherford International Ltd.	2,333,344
60,300		XTO Energy, Inc.	2,813,598
			89,998,294

Total Investments in Securities (Cost $110,354,426)*	99.2%	$120,194,187
Other Assets and Liabilities - Net	0.8	918,236
Net Assets	100.0%	$121,112,423

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GLOBAL NATURAL RESOURCES FUND  AS OF OCTOBER 31, 2006 (CONTINUED)

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@  Non-income producing security

ADR  American Depositary Receipt

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

I  Illiquid security

*  Cost for federal income tax purposes is $110,536,478.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$10,324,327
Gross Unrealized Depreciation	(666,618)
Net Unrealized Appreciation	$9,657,709
Industry	Percentage of Net Assets
Chemicals	0.0%
Coal	1.9
Electric	2.6
Energy - Alternate Sources	1.5
Engineering & Construction	0.9
Iron/Steel	1.8
Mining	18.4
Oil & Gas	57.2
Oil & Gas Services	14.5
Other Long-Term Investments	0.4
Other Assets and Liabilities - Net	0.8
Net Assets	100.0%

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GLOBAL REAL ESTATE FUND  AS OF OCTOBER 31, 2006

Shares			Value
COMMON STOCK: 95.2%
		Australia: 9.8%
806,499		Centro Properties Group	$4,821,506
1,737,400		DB Rreef Trust	2,219,049
2,724,900		GPT Group	9,959,523
2,807,100		Investa Property Group	5,214,058
1,955,600		Macquarie CountryWide Trust	2,990,597
1,652,400		Macquarie Goodman Group	8,474,187
593,000		Mirvac Group	2,246,554
584,000		Stockland	3,425,458
1,486,078		Westfield Group	21,432,813
			60,783,745
		Austria: 0.6%
180,800	@	Conwert Immobilien Invest AG	3,790,559
			3,790,559
		Canada: 2.2%
51,000		Calloway Real Estate Investment Trust	1,295,267
64,000	@,#	Calloway Real Estate Investment Trust	1,625,433
70,300		Dundee Real Estate Investment Trust	2,190,478
270,600		RioCan Real Estate Investment Trust	5,908,644
253,700	@	Sunrise Senior Living, Inc.	2,451,262
			13,471,084
		China: 0.5%
1,892,500		Guangzhou R&F Properties Co., Ltd.	3,082,379
			3,082,379
		Finland: 0.5%
248,600		Sponda OYJ	3,099,723
			3,099,723
		France: 3.6%
57,200		Klepierre	8,625,157
30,400		Societe de la Tour Eiffel	4,694,771
42,500		Unibail	9,248,693
			22,568,621
		Germany: 0.9%
39,855		Deutsche Wohnen AG	2,568,796
8,000		Deutsche Wohnen AG - Registered Shares	500,535
28,100		IVG Immobilien AG	1,020,120
57,300	@	Patrizia Immobilien AG	1,463,690
			5,553,141
		Guernsey: 0.3%
1,375,500	@	Develica Deutschland Ltd.	1,725,893
			1,725,893
		Hong Kong: 7.5%
5,083,950	@	Champion Real Estate Investment Trust	2,520,802
639,900		Cheung Kong Holdings Ltd.	6,953,060
678,500		Hang Lung Properties Ltd.	1,730,646
2,333,000		Hongkong Land Holdings Ltd.	8,772,080
1,267,000		Kerry Properties Ltd.	4,664,593

Shares			Value
1,618,700		Link Real Estate Investment Trust	$3,325,081
3,788,800	@	Shui On Land Ltd.	2,923,006
1,433,200		Sun Hung Kai Properties Ltd.	15,651,297
			46,540,565
		Italy: 0.2%
950,000		Beni Stabili S.p.A.	1,077,913
			1,077,913
		Japan: 12.6%
322		Japan Logistics Fund, Inc.	2,397,662
365		Japan Retail Fund Investment Corp.	2,824,248
326		Kenedix Realty Investment Corp.	1,749,489
76,900		Leopalace21 Corp.	2,887,798
1,110,800		Mitsubishi Estate Co., Ltd.	26,566,814
954,400		Mitsui Fudosan Co., Ltd.	23,480,120
461		Nippon Building Fund, Inc.	4,965,245
395,300		Sumitomo Realty & Development Co., Ltd.	13,096,652
			77,968,028
		Luxembourg: 0.5%
168,600		Prologis European Properties	3,184,746
			3,184,746
		Netherlands: 1.9%
1,085		Eurocommercial Properties NV	53,960
78,700		Rodamco Europe NV	9,104,348
33,700		Vastned Retail NV	2,939,299
			12,097,607
		Singapore: 1.9%
1,732,800		CapitaLand Ltd.	6,067,704
1,736,000	L	CapitaMall Trust	2,889,623
371,000		City Developments Ltd.	2,619,112
			11,576,439
		South Korea: 0.0%
20,000	@,#,L	Lotte Shopping Co. GDR	374,120
			374,120
		Sweden: 0.9%
446,800		Castellum AB	5,342,377
			5,342,377
		United Kingdom: 11.2%
196,300		Atlas Estates Ltd.	1,139,421
583,700		British Land Co. PLC	16,644,678
149,215		Capital & Regional PLC	3,650,136
147,300		Derwent Valley Holdings PLC	5,572,453
532,000		Great Portland Estates PLC	6,090,492
357,100		Hammerson PLC	9,175,366
1,266,400	**	ING UK Real Estate Income Trust Ltd.	2,956,232
463,350		Land Securities Group PLC	18,530,233
21,600		Mapeley Ltd.	1,438,834
316,700		Slough Estates PLC	4,138,469
			69,336,314

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GLOBAL REAL ESTATE FUND  AS OF OCTOBER 31, 2006 (CONTINUED)

Shares			Value
		United States: 40.1%
97,400	L	AMB Property Corp.	$5,689,134
208,400		Archstone-Smith Trust	12,547,764
82,500	L	AvalonBay Communities, Inc.	10,812,450
89,900		BioMed Realty Trust, Inc.	2,897,477
119,200	L	Boston Properties, Inc.	12,734,136
102,300	L	BRE Properties, Inc.	6,782,490
63,300		Camden Property Trust	5,109,576
97,000	L	Corporate Office Properties Trust SBI MD	4,635,630
96,400	L	Developers Diversified Realty Corp.	5,870,760
147,900	@	Douglas Emmett, Inc.	3,527,415
276,100		Equity Office Properties Trust	11,734,250
241,300	L	Equity Residential	13,177,393
115,100		Extra Space Storage, Inc.	2,122,444
94,200	L	Federal Realty Investment Trust	7,550,130
58,000		FelCor Lodging Trust, Inc.	1,204,080
95,400		General Growth Properties, Inc.	4,951,260
114,500		Highwoods Properties, Inc.	4,373,900
449,010	L	Host Hotels & Resorts, Inc.	10,354,171
69,200	L	Kilroy Realty Corp.	5,212,836
52,665	L	Kimco Realty Corp.	2,339,906
90,700		Liberty Property Trust	4,371,740
101,100		Macerich Co.	8,123,385
119,100	L	Maguire Properties, Inc.	5,092,716
76,200		Nationwide Health Properties, Inc.	2,189,988
202,300		Omega Healthcare Investors, Inc.	3,414,824
97,700		Post Properties, Inc.	4,785,346
198,100	L	Prologis	12,533,787
111,554	L	Public Storage, Inc.	10,007,509
78,700	L	Regency Centers Corp.	5,678,992
175,500		Simon Property Group, Inc.	17,041,050
74,600	L	SL Green Realty Corp.	9,030,330
177,000	L	Strategic Hotel Capital, Inc.	3,764,790
86,200	L	Sunstone Hotel Investors, Inc.	2,539,452
57,200		Taubman Centers, Inc.	2,682,680
134,500	L	United Dominion Realty Trust, Inc.	4,353,765
129,500		Ventas, Inc.	5,047,910
92,000		Vornado Realty Trust	10,971,000
78,100	L	Washington Real Estate Investment Trust	3,291,915
			248,548,381
Total Common Stock (Cost $467,449,372)			590,121,635
POSITIONS IN PURCHASED OPTIONS: 0.7%
		Brazil: 0.7%
517,500		American Style Call Option OTC Brascan Residential Properties SA Zero Strike Option Exp 10/22/07	4,144,349
Total Options Purchased (Cost $3,881,855)			4,144,349
Total Long-Term Investments (Cost $471,331,227)			594,265,984

Principal Amount		Value
SHORT-TERM INVESTMENTS: 8.8%
	U.S. Government Agency Obligations: 3.7%
$22,831,000	Federal Home Loan Bank, 4.760%, due 11/01/06	$22,827,981
Total U.S. Government Agency Obligations (Cost $22,827,981)		22,827,981
	Securities Lending Collateralcc: 5.1%
31,514,000	The Bank of New York Institutional Cash Reserves Fund	31,514,000
Total Securities Lending Collateral (Cost $31,514,000)		31,514,000
Total Short-Term Investments (Cost $54,341,981)		54,341,981

Total Investments in Securities (Cost $525,673,208)*	104.7%	$648,607,965
Other Assets and Liabilities - Net	(4.7)	(29,102,814)
Net Assets	100.0%	$619,505,151

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@  Non-income producing security

**  Investment in affiliate

GDR  Global Depositary Receipt

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at October 31, 2006.

*  Cost for federal income tax purposes is $543,850,780.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$104,952,446
Gross Unrealized Depreciation	(195,261)
Net Unrealized Appreciation	$104,757,185
Industry	Percentage of Net Assets
Distribution/Wholesale	0.1%
Diversified Property Holdings	8.1
Healthcare	1.7
Offices	11.1
Property Trust	9.8
Real Estate Management/Services	7.4
Real Estate Operation/Development	25.6
Residential: Apartments	10.0
Residential: Hotels	2.9
Retail: Regional Malls	5.3
Retail: Shopping Centers	6.8
Retirement/Aged Care	0.4
Storage	1.9
Warehouse/Industrial	3.3
Other Long-Term Investments	1.5
Short-Term Investments	8.8
Other Assets and Liabilities - Net	(4.7)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GLOBAL VALUE CHOICE FUND  AS OF OCTOBER 31, 2006

Shares			Value
COMMON STOCK: 90.9%
		Australia: 1.1%
215,560		Alumina Ltd.	$1,129,215
			1,129,215
		Belgium: 1.7%
44,842		Belgacom SA	1,832,093
			1,832,093
		Canada: 10.9%
139,059	L	Barrick Gold Corp.	4,310,829
488,800	@,L	Bema Gold Corp.	2,116,504
325,300	@,L	Domtar, Inc.	2,130,715
119,200	@,L	Ivanhoe Mines Ltd.	1,257,560
23,800	L	Magna International, Inc.	1,780,240
			11,595,848
		Finland: 1.6%
105,000		Stora Enso OYJ	1,696,825
			1,696,825
		France: 7.1%
2,500		Areva SA	1,583,761
38,700		Technip SA ADR	2,343,285
54,300		Thales SA	2,509,480
16,800		Total SA	1,136,450
			7,572,976
		Germany: 1.6%
110,000	@,L	Premiere AG	1,667,856
			1,667,856
		Italy: 3.2%
46,144		ENI S.p.A.	1,395,847
811,926		Telecom Italia S.p.A.	2,050,863
			3,446,710
		Japan: 12.3%
51,800		Fuji Photo Film Co., Ltd.	1,924,610
8,100		Kao Corp. ADR	2,122,573
86,000		Kirin Brewery Co., Ltd.	1,143,770
3,500		Mabuchi Motor Co., Ltd.	203,998
31,000	@,L	NEC Electronics Corp.	989,147
42,000		Nippon Telegraph & Telephone Corp. ADR	1,055,460
84,000		Sekisui House Ltd.	1,327,454
46,000		Takefuji Corp.	1,667,439
29,300		Toppan Printing Co., Ltd. ADR	1,603,114
81,000		Wacoal Holdings Corp.	978,979
			13,016,544
		Netherlands: 1.9%
27,583		Royal Dutch Shell PLC ADR	1,985,976
			1,985,976
		Papua New Guinea: 1.2%
603,204	@	Lihir Gold Ltd.	1,297,887
			1,297,887
		Portugal: 1.3%
297,602		Electricidade de Portugal SA	1,338,409
			1,338,409

Shares			Value
		South Africa: 2.5%
49,600	L	Anglogold Ashanti Ltd. ADR	$2,111,472
3,000		Impala Platinum Holdings Ltd.	526,901
			2,638,373
		South Korea: 3.7%
64,550	L	Korea Electric Power Corp. ADR	1,276,799
77,700		KT Corp. ADR	1,738,926
20,000		Samsung SDI Co., Ltd.	924,646
			3,940,371
		Switzerland: 0.8%
20,780		Xstrata PLC	884,813
			884,813
		Taiwan: 2.1%
118,932		Chunghwa Telecom Co., Ltd. ADR	2,175,266
			2,175,266
		United Kingdom: 6.8%
58,300		Anglo American PLC	2,638,631
23,492		Lonmin PLC	1,296,863
38,900	L	Stolt-Nielsen SA ADR	1,116,041
78,549		United Utilities PLC	1,069,152
437,500		Vodafone Group PLC	1,127,330
			7,248,017
		United States: 31.1%
180,500	@,L	AGCO Corp.	4,828,375
102,500		Alcoa, Inc.	2,963,275
31,700	@,L	Allied Waste Industries, Inc.	385,155
218,900	@,L	Apex Silver Mines Ltd.	3,458,620
74,800		Microsoft Corp.	2,147,508
111,300	@,L	Mosaic Co.	2,083,536
40,000		Newmont Mining Corp.	1,810,800
29,000		Peabody Energy Corp.	1,217,130
74,500		PNM Resources, Inc.	2,097,920
101,300	@	Smithfield Foods, Inc.	2,722,944
72,200		Sprint Nextel Corp.	1,349,418
310,300	L	Tyson Foods, Inc.	4,483,835
37,400		Union Pacific Corp.	3,389,564
			32,938,080
Total Common Stock (Cost $88,083,835)			96,405,259

Principal Amount		Value
SHORT-TERM INVESTMENTS: 31.6%
	U.S. Government Agency Obligations: 6.4%
$6,783,000	Federal Home Loan Bank, 4.760%, due 11/01/06	$6,782,103
Total U.S. Government Agency Obligations (Cost $6,782,103)		6,782,103

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GLOBAL VALUE CHOICE FUND  AS OF OCTOBER 31, 2006 (CONTINUED)

Principal Amount		Value
	Securities Lending Collateralcc: 25.2%
$26,721,000	The Bank of New York Institutional Cash Reserves Fund	$26,721,000
Total Securities Lending Collateral (Cost $26,721,000)		26,721,000
Total Short-Term Investments (Cost $33,503,103)		33,503,103

Total Investments in Securities (Cost $121,586,938)*	122.5%	$129,908,362
Other Assets and Liabilities - Net	(22.5)	(23,860,605)
Net Assets	100.0%	$106,047,757

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at October 31, 2006.

*  Cost for federal income tax purposes is $121,700,871.

Net Unrealized appreciation consists of:

Gross Unrealized Appreciation	$11,724,987
Gross Unrealized Depreciation	(3,517,496)
Net Unrealized Appreciation	$8,207,491

Industry	Percentage of Net Assets
Aerospace/Defense	2.4%
Apparel	0.9
Auto Parts & Equipment	1.7
Beverages	1.1
Chemicals	2.0
Coal	1.1
Commercial Services	1.5
Cosmetics/Personal Care	2.0
Diversified Financial Services	1.6
Electric	4.4
Electronics	1.1
Energy - Alternate Sources	1.5
Environmental Control	0.4
Food	6.8
Forest Products & Paper	3.6
Home Builders	1.2
Machinery - Diversified	4.6
Media	1.6
Mining	24.3
Miscellaneous Manufacturing	1.8
Oil & Gas	4.3
Oil & Gas Services	2.2
Semiconductors	0.9
Software	2.0
Telecommunications	10.7
Transportation	4.2
Water	1.0
Short-Term Investments	31.6
Other Assets and Liabilities - Net	(22.5)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING EMERGING COUNTRIES FUND  AS OF OCTOBER 31, 2006

Shares			Value
COMMON STOCK: 93.1%
		Argentina: 4.0%
707,964	@,L	Grupo Financiero Galicia SA ADR	$5,522,119
178,070	@	Telecom Argentina SA ADR	2,688,857
			8,210,976
		Brazil: 13.0%
105,898,352		AES Tiete SA	2,680,220
127,000	L	Brasil Telecom Participacoes SA ADR	4,250,690
179,200		Centrais Eletricas Brasileiras SA ADR	1,890,058
44,145,500	@	Cia de Saneamento Basico do Estado de Sao Paulo	5,308,179
3,004,200		Contax Participacoes SA	2,426,928
64,500	L	Contax Participacoes SA ADR	52,193
149,190		Tele Norte Leste Participacoes SA ADR	2,158,779
99,900	L	Tim Participacoes SA ADR	3,356,640
1,416,788	@,L	Vivo Participacoes SA ADR	4,944,590
			27,068,277
		Chile: 2.3%
188,720		AFP Provida SA ADR	4,806,698
			4,806,698
		China: 3.9%
3,472,000		People's Food Holdings Ltd.	2,621,193
3,922,000		Weiqiao Textile Co.	5,375,448
			7,996,641
		Czech Republic: 0.9%
91,548		Telefonica O2 Czech Republic AS	1,922,619
			1,922,619
		Estonia: 1.1%
77,771		Eesti Telekom GDR	2,292,985
			2,292,985
		Greece: 1.4%
225,400	@	Hellenic Telecommunications Organization SA ADR	2,898,644
			2,898,644
		Hong Kong: 6.5%
28,414,000	@,L	Brilliance China Automotive Holdings Ltd.	4,398,080
12,162,000		First Pacific Co.	6,110,546
4,882,000		SCMP Group Ltd.	1,763,928
1,395,000		SmarTone Telecommunications Holding Ltd.	1,335,513
			13,608,067
		Hungary: 2.4%
1,088,359	@	Magyar Telekom Telecommunications PLC	5,063,706
			5,063,706
		Indonesia: 1.1%
2,178,000		Gudang Garam Tbk PT	2,347,969
			2,347,969

Shares			Value
		Israel: 4.5%
2,336,530		Bezeq Israeli Telecommunication Corp., Ltd.	$3,185,399
579,979		Partner Communications	6,207,607
			9,393,006
		Malaysia: 1.2%
1,903,014		Proton Holdings Bhd	2,480,040
			2,480,040
		Mexico: 3.8%
889,480		Alfa SA de CV	4,945,737
109,800		Telefonos de Mexico SA de CV ADR	2,897,622
			7,843,359
		Panama: 3.0%
380,070		Banco Latinoamericano de Exportaciones SA	6,210,344
			6,210,344
		Philippines: 1.1%
3,652,100	@	Manila Electric Co.	2,305,971
			2,305,971
		Singapore: 2.7%
304,000		DBS Group Holdings Ltd.	3,974,824
1,355,000		MobileOne Ltd.	1,723,581
			5,698,405
		South Korea: 18.3%
159,200		Daeduck Electronics Co.	1,384,554
89,960		Korea Electric Power Corp.	3,467,659
32,100		KT Corp.	1,457,104
82,050	L	KT Freetel Co., Ltd.	2,514,328
142,470	L	Kumho Industrial Co., Ltd.	3,405,881
251,160		Kumho Tire Co., Inc.	3,035,750
160,970		LG Chem Ltd.	6,551,565
47,710		LG Electronics, Inc.	2,882,335
2,047		Lotte Chilsung Beverage Co., Ltd.	2,580,507
7,316		Posco	2,046,011
5,125		Samsung Electronics Co., Ltd.	3,318,603
228,710	L	SK Telecom Co., Ltd. ADR	5,507,337
			38,151,634
		Taiwan: 18.1%
4,152,500		China Motor Corp.	3,556,355
194,820		Chunghwa Telecom Co., Ltd.	333,330
219,320	L	Chunghwa Telecom Co., Ltd. ADR	4,011,370
3,198,000		Far EasTone Telecommunications Co., Ltd.	3,653,970
3,114,000		Fu Sheng Industrial Co., Ltd.	2,619,449
6,654,000		Oriental Union Chemical Corp.	3,957,883
2,822,000	@	Taishin Financial Holdings Co., Ltd.	1,444,369
2,487,182		United Microelectronics Corp.	1,379,139
810,474	L	United Microelectronics Corp. ADR	2,455,736
10,322,000	@	Walsin Lihwa Corp.	4,977,591
6,561,500		Wan Hai Lines Ltd.	3,608,228
7,243,000	@	Winbond Electronics Corp.	2,195,779
1,899,718	@,L	Yageo Corp. GDR	3,484,083
			37,677,282

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING EMERGING COUNTRIES FUND  AS OF OCTOBER 31, 2006 (CONTINUED)

Shares			Value
		Thailand: 1.0%
969,200		Siam Makro PLC	$2,075,668
			2,075,668
		Turkey: 1.0%
547,810	@	Petkim Petrokimya Holding	2,093,471
			2,093,471
		Venezuela: 1.8%
191,910		Cia Anonima Nacional Telefonos de Venezuela ADR	3,724,974
			3,724,974
Total Common Stock (Cost $177,322,482)			193,870,736
PREFERRED STOCK: 1.5%
		Brazil: 1.5%
975,469,880		Embratel Participacoes SA	3,179,444
Total Preferred Stock (Cost $1,717,781)			3,179,444
Total Long-Term Investments (Cost $179,040,263)			197,050,180

Principal Amount		Value
SHORT-TERM INVESTMENTS: 10.7%
	U.S. Government Agency Obligations: 1.1%
$2,283,000	Federal Home Loan Bank, 4.760%, due 11/01/06	$2,282,698
Total U.S. Government Agency Obligations (Cost $2,282,698)		2,282,698
	Securities Lending Collateralcc: 9.6%
19,904,000	The Bank of New York Institutional Cash Reserves Fund	19,904,000
Total Securities Lending Collateral (Cost $19,904,000)		19,904,000
Total Short-Term Investments (Cost $22,186,698)		22,186,698

Total Investments in Securities (Cost $201,226,961)*	105.3%	$219,236,878
Other Assets and Liabilities - Net	(5.3)	(10,977,588)
Net Assets	100.0%	$208,259,290

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@  Non-income producing security

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at October 31, 2006.

*  Cost for federal income tax purposes is $201,351,965.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$27,576,941
Gross Unrealized Depreciation	(9,692,028)
Net Unrealized Appreciation	$17,884,913
Industry	Percentage of Net Assets
Agriculture	1.1%
Auto Manufacturers	5.0
Auto Parts & Equipment	1.5
Banks	5.6
Beverages	1.2
Chemicals	6.0
Diversified Financial Services	2.7
Electric	5.0
Electrical Components & Equipment	3.8
Electronics	2.3
Engineering & Construction	1.6
Food	1.3
Holding Companies - Diversified	5.3
Iron/Steel	1.0
Leisure Time	1.3
Media	0.8
Retail	1.0
Semiconductors	4.5
Telecommunications	34.5
Textiles	2.6
Transportation	1.7
Water	2.5
Other Long-Term Investments	2.3
Short-Term Investments	10.7
Other Assets and Liabilities - Net	(5.3)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND  AS OF OCTOBER 31, 2006

Shares			Value
COMMON STOCK: 92.8%
		Australia: 2.1%
49,049		BHP Billiton Ltd.	$1,044,008
44,490		Brambles Industries Ltd.	430,307
16,332		CSL Ltd.	708,383
87,067		John Fairfax Holdings Ltd.	327,770
1,033,829		Macquarie Airports Management Ltd.	2,570,522
201,367		Newcrest Mining Ltd.	3,745,814
22,034		Publishing & Broadcasting Ltd.	330,643
15,966		Rio Tinto Ltd.	970,782
			10,128,229
		Austria: 3.0%
41,072		Erste Bank der Oesterreichischen Sparkassen AG	2,794,053
4,643		Flughafen Wien AG	416,087
204,097	@	IMMOFINANZ Immobilien Anlagen AG	2,473,289
44,974		OMV AG	2,443,224
20,473		Raiffeisen International Bank Holding AG	2,340,495
64,306		Telekom Austria AG	1,603,589
12,824		Wiener Staedtische Allgemeine Versicherung AG	824,774
23,800		Wienerberger AG	1,235,911
			14,131,422
		Belgium: 2.1%
17,470		Almancora Comm Va	2,300,870
68,874		Fortis	2,888,073
44,045		KBC Groep NV	4,809,533
			9,998,476
		Bermuda: 0.2%
9,863	@	Central European Media Enterprises Ltd.	728,087
			728,087
		Brazil: 0.1%
25,396	L	Votorantim Celulose e Papel SA ADR	463,477
			463,477
		Bulgaria: 0.0%
60,720	@,I	Bulgaria Compensation Notes	24,607
25,950	@,I	Bulgaria Housing Compensation Notes	10,669
117,641	@,I	Bulgaria Registered Comp Vouchers	47,291
			82,567
		Canada: 0.9%
55,092	@	Bema Gold Corp.	236,470
2,487	@,#	Centerra Gold, Inc.	24,694
44,793	@	Eldorado Gold Corp.	190,269
147,667	@	Ivanhoe Mines Ltd.	1,538,540
17,493		Potash Corp. of Saskatchewan	2,191,318
			4,181,291
		China: 0.4%
950,445		Beijing Capital International Airport Co., Ltd.	608,780
269,270		China Life Insurance Co., Ltd.	567,847

Shares			Value
45,630		Shenzhen Chiwan Wharf Holdings Ltd.	$74,454
244,498		Weiqiao Textile Co.	335,106
337,572		Wumart Stores, Inc.	314,689
			1,900,876
		Cyprus: 0.8%
317,372		Bank of Cyprus Public Co., Ltd.	3,588,672
			3,588,672
		Czech Republic: 1.5%
42,010		Komercni Banka AS	6,532,521
23,119		Telefonica O2 Czech Republic AS	485,527
			7,018,048
		Denmark: 0.4%
1,975	@	ALK-Abello A/S	302,249
15,583		Novo-Nordisk A/S	1,173,709
2,025		Royal Unibrew A/S	233,614
7,429	@	Vestas Wind Systems A/S	208,432
			1,918,004
		Egypt: 0.0%
3,892		Orascom Telecom Holding SAE GDR	220,483
			220,483
		Eurozone: 0.9%
82,283		iShares DJ Euro STOXX 50	4,200,738
			4,200,738
		Finland: 1.9%
3,298		Elisa OYJ	83,314
108,575		Fortum OYJ	2,997,493
120,103	S	Nokia OYJ	2,387,275
29,510		Sampo OYJ	639,247
16,617		Sanoma-WSOY OYJ	428,892
5,350		Stockmann OYJ Abp	224,059
4,192		Wartsila OYJ	192,508
74,004		YIT OYJ	1,839,273
			8,792,061
		France: 10.7%
2,906		Accor SA	201,577
18,107		Air Liquide	3,848,522
5,343	@,#	Atos Origin	304,531
25,912		BNP Paribas	2,845,845
38,256		Bouygues	2,230,202
15,648		Cie de Saint-Gobain	1,153,033
35,799		Electricite de France	2,163,747
3,619		Eurazeo	461,998
99,886		France Telecom SA	2,601,228
5,985	L	Gaz de France	240,605
6,116		Generale de Sante	220,131
2,466		Hermes International	267,478
17,075	L	JC Decaux SA	435,623
38,578		Lafarge SA	5,171,686
5,490		Lagardere SCA	394,983
47,412		LVMH Moet Hennessy Louis Vuitton SA	4,938,245
8,072	@	Neuf Cegetel	243,651
12,216		Pernod-Ricard SA	2,445,504
22,761		PPR	3,394,241
9,774		Publicis Groupe	377,499

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND  AS OF OCTOBER 31, 2006 (CONTINUED)

Shares			Value
		France (continued)
5,694		Renault SA	$665,278
37,111		Sanofi-Aventis	3,160,062
5,664		Societe Generale	940,306
38,846		Societe Television Francaise 1	1,317,897
25,546		Suez SA	1,144,243
102,425	S	Total SA	6,928,622
11,391		Veolia Environnement	697,084
7,418		Vinci SA	835,697
30,779		Vivendi	1,166,132
			50,795,650
		Germany: 8.1%
8,604		Adidas AG	431,328
100,603		Commerzbank AG	3,568,174
2,748		Continental AG	307,751
25,456		Deutsche Bank AG	3,212,704
14,066		Deutsche Boerse AG	2,265,208
171,228		Deutsche Post AG	4,738,973
7,348		Deutsche Postbank AG	546,766
11,164		EON AG	1,339,567
84,718	L	Fraport AG Frankfurt Airport Services Worldwide	5,828,734
15,487		Fresenius AG	2,810,830
17,060		Fresenius Medical Care AG & Co. KGaA	2,271,557
14,511		Henkel KGaA	1,740,644
797		Henkel KGaA	106,792
17,811		Hypo Real Estate Holding AG	1,122,188
77,550		IVG Immobilien AG	2,815,313
13,343	@	KarstadtQuelle AG	311,709
30,952	@	Landesbank Berlin Holding AG	236,550
5,232		MAN AG	464,914
4,104		Merck KGaA	433,538
296		Puma AG Rudolf Dassler Sport	105,295
3,954		SAP AG	785,263
26,291		Siemens AG	2,361,945
3,787		Solarworld AG	204,849
16,172		UkrTelecom GDR	126,281
1,413	@	Wacker Chemie AG	168,460
			38,305,333
		Greece: 0.5%
23,438		Alpha Bank AE	681,105
66,119	@	Hellenic Telecommunications Organization SA	1,711,550
			2,392,655
		Guernsey: 1.5%
322,190	@	KKR Private Equity Investors LP	7,007,633
			7,007,633
		Hong Kong: 2.2%
798,880		China Merchants Holdings International Co., Ltd.	2,330,579
129,000		Clear Media Ltd.	180,798
1,029,499	@	Galaxy Entertainment Group Ltd.	955,258
448,124	@	Hutchison Telecommunications International Ltd.	862,122
1,462,840		Melco International Development	3,577,234
1,969,178		Shun Tak Holdings Ltd.	2,598,084
186,000		Texwinca Holdings Ltd.	121,665
			10,625,740

Shares			Value
		Hungary: 2.2%
2,147		Egis PLC	$280,191
723,501	@	Magyar Telekom Telecommunications PLC	3,366,165
186,293		OTP Bank Nyrt	6,529,276
2,324		Richter Gedeon Nyrt	486,034
			10,661,666
		India: 0.2%
11,848		State Bank of India Ltd. GDR	746,424
			746,424
		Indonesia: 0.1%
546,500		Indofood Sukses Makmur Tbk PT	79,478
84,757		Semen Gresik Persero Tbk PT	269,825
			349,303
		Ireland: 0.1%
210,989	@	Dragon Oil PLC	634,135
			634,135
		Italy: 5.6%
35,385		Assicurazioni Generali S.p.A.	1,403,281
435,019		Banca CR Firenze	1,454,654
134,755		Banca Intesa S.p.A.	920,538
408,969		Banca Intesa S.p.A. - RNC	2,709,588
15,669		Banca Italease S.p.A.	873,357
13,980	L	Banca Popolare dell'Emilia Romagna SCRL	330,432
162,838		Banca Popolare di Milano SCRL	2,409,075
15,985		Banca Popolare di Sondrio SCARL	281,691
183,551	@	Banca Popolare Italiana SCRL	2,432,494
25,733		Banche Popolare Unite SCPA	706,433
26,330		Banco Popolare di Verona e Novara SCRL	708,391
124,078		Beni Stabili S.p.A.	140,785
13,711		Bulgari S.p.A.	191,492
94,919		Buzzi Unicem S.p.A.	2,500,722
279,635		Capitalia S.p.A.	2,470,666
93,168		Credito Emiliano S.p.A.	1,333,668
19,540		Finmeccanica S.p.A.	468,781
39,959		Geox S.p.A.	528,270
10,965		Luxottica Group S.p.A.	338,863
77,920	@	Parmalat S.p.A.	277,733
158,822		Telecom Italia S.p.A.	481,074
107,300	@	UniCredito Italiano S.p.A.	892,223
349,039		UniCredito Italiano S.p.A.	2,892,420
			26,746,631
		Japan: 8.1%
2,030		Acom Co., Ltd.	78,070
6,625		Aeon Credit Service Co., Ltd.	148,230
2,650		Aiful Corp.	91,346
6,601		Aisin Seiki Co., Ltd.	202,827
30,000		Bank of Fukuoka Ltd.	238,778
16,114		Bank of Kyoto Ltd.	165,300
45,993		Bank of Yokohama Ltd.	354,367
27,005	S	Canon, Inc.	1,442,237
27,000		Chiba Bank Ltd.	241,626
5,859		Credit Saison Co., Ltd.	211,858
25,000		Daihatsu Motor Co., Ltd.	251,820
14,500		Daikin Industries Ltd.	408,790
14,608		Daiwa Securities Group, Inc.	165,166
12,588		Denso Corp.	479,901

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND  AS OF OCTOBER 31, 2006 (CONTINUED)

Shares			Value
		Japan (continued)
126		Dentsu, Inc.	$346,972
87		East Japan Railway Co.	608,072
6,200		Eisai Co., Ltd.	317,135
2,800		Exedy Corp.	81,994
3,900		Fanuc Ltd.	338,336
91		Fuji Television Network, Inc.	189,640
27,000		Fujitsu Ltd.	219,963
17,000		Gunma Bank Ltd.	118,626
38,328	S	Honda Motor Co., Ltd.	1,352,819
17,600		Hoya Corp.	680,046
4,300		Ibiden Co., Ltd.	224,849
25,000		Itochu Corp.	198,932
212		Japan Tobacco, Inc.	922,721
9,989		JS Group Corp.	204,789
6,548		JSR Corp.	164,442
1,060		Keyence Corp.	234,382
19,126		Koito Manufacturing Co., Ltd.	270,339
43,319		Kubota Corp.	377,955
4,400		Kyocera Corp.	394,300
5,993		Makita Corp.	177,817
121,484		Matsushita Electric Industrial Co., Ltd.	2,532,415
23,000		Mitsubishi Electric Corp.	200,263
204		Mitsubishi UFJ Financial Group, Inc.	2,587,571
17,000	S	Mitsubishi UFJ Securities Co.	207,552
19,723		Mitsui Fudosan Co., Ltd.	485,225
29,077		Mitsui Mining & Smelting Co., Ltd.	140,557
294	S	Mizuho Financial Group, Inc.	2,285,249
30,000		NGK Spark Plug Co., Ltd.	631,001
15,333		NHK Spring Co., Ltd.	169,215
1,601		Nintendo Co., Ltd.	327,196
8,000		Nippon Electric Glass Co., Ltd.	171,884
82		Nippon Telegraph & Telephone Corp.	411,920
10,000		Nissan Chemical Industries Ltd.	128,209
16,307		Nissan Motor Co., Ltd.	194,925
13,002		Nitto Denko Corp.	739,869
12,900		NOK Corp.	338,281
22,455		Nomura Holdings, Inc.	394,812
30,000		NSK Ltd.	251,102
380		NTT DoCoMo, Inc.	579,488
1,840		ORIX Corp.	517,471
3,792		Promise Co., Ltd.	136,999
52		Resona Holdings, Inc.	157,829
43,000		Ricoh Co., Ltd.	848,364
14		Sapporo Hokuyo Holdings, Inc.	140,325
11,000		Sega Sammy Holdings, Inc.	276,011
8,486		Seven & I Holdings Co., Ltd.	272,246
26,000		Sharp Corp.	462,803
19,035		Shizuoka Bank Ltd.	203,265
19,333		Sony Corp.	790,143
19,099		Stanley Electric Co., Ltd.	378,262
46,000		Sumitomo Chemical Co., Ltd.	327,388
16,192		Sumitomo Corp.	212,766
16,500		Sumitomo Electric Industries Ltd.	233,234
29,145		Sumitomo Metal Industries Ltd.	109,535
173	S	Sumitomo Mitsui Financial Group, Inc.	1,890,593
41,830		Sumitomo Trust & Banking Co., Ltd.	448,740
13,000		Suruga Bank Ltd.	161,728

Shares			Value
45,700		Suzuki Motor Corp.	$1,294,759
8,600		Takeda Pharmaceutical Co., Ltd.	552,132
3,600		Takefuji Corp.	130,495
24,000		Teijin Ltd.	133,840
13,000		Toppan Printing Co., Ltd.	142,311
30,000		Toray Industries, Inc.	215,978
44,700	S	Toyota Motor Corp.	2,639,333
5,440		Yamada Denki Co., Ltd.	540,492
15,901		Yamaha Motor Co., Ltd.	434,529
4,846		Yamato Holdings Co., Ltd.	75,556
7,901		Yokogawa Electric Corp.	108,260
			38,516,566
		Luxembourg: 0.5%
16,885	@	GAGFAH SA	488,118
21,541	@,L	Millicom International Cellular SA	1,074,465
36,754		Prologis European Properties	694,259
			2,256,842
		Mexico: 1.0%
22,236	@	Cemex SA de CV ADR	683,535
11,808		Consorcio ARA SA de CV	67,028
7,157		Fomento Economico Mexicano SA de CV ADR	692,010
317,429		Grupo Financiero Banorte SA de CV	1,151,078
91,500	L	Grupo Televisa SA ADR	2,258,220
44,880	@	Urbi Desarrollos Urbanos SA de CV	136,916
			4,988,787
		Netherlands: 3.1%
17,597		Euronext NV	1,757,143
23,886		Heineken NV	1,081,754
97,148		Koninklijke Philips Electronics NV	3,383,937
82,781		Royal KPN NV	1,106,759
28,453		Royal Numico NV	1,270,959
91,119		TNT NV	3,500,683
84,259		Unilever NV	2,077,822
31,440		Vedior NV	575,013
			14,754,070
		New Zealand: 0.0%
160,764		Auckland International Airport Ltd.	219,557
			219,557
		Norway: 1.3%
83,277		DNB NOR ASA	1,090,482
34,828		Norsk Hydro ASA	805,866
18,817		Orkla ASA	964,514
1,376,997	@	PAN Fish ASA	1,078,464
44,474		Statoil ASA	1,129,296
68,165		Telenor ASA	1,078,276
			6,146,898
		Philippines: 0.5%
108,593		Ayala Corp.	1,066,424
2,468,326		Ayala Land, Inc.	754,135
11,379	L	Philippine Long Distance Telephone ADR	541,754
			2,362,313

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND  AS OF OCTOBER 31, 2006 (CONTINUED)

Shares			Value
		Poland: 5.7%
14,828		Agora SA	$139,762
9,045		Bank BPH	2,596,386
39,848		Bank Handlowy w Warszawie SA	1,007,744
106,876		Bank Pekao SA	7,226,439
36,210		Bank Zachodni WBK SA	2,468,208
4,132	@	BRE Bank SA	395,387
15,273	@	Budimex SA	367,700
13,619		CCC SA	200,487
57,550	@	Cersanit Krasnystaw SA	763,523
60,799	@	Globe Trade Centre SA	669,122
4,572		Grupa Kety SA	297,600
5,162	@	Inter Cars SA	65,553
4,510		Polska Graupa Framaceutycz SA	111,922
41,024	@	Polski Koncern Miesny Duda SA	218,138
552,860	S	Powszechna Kasa Oszczednosci Bank Polski SA	6,985,959
10,496		Sniezka SA	126,563
1,308		Stomil Sanok	72,078
450,110	S	Telekomunikacja Polska SA	3,316,151
			27,028,722
		Portugal: 0.2%
83,610		Electricidade de Portugal SA	376,020
6,004		Jeronimo Martins	114,865
39,794		Portugal Telecom SGPS SA	496,531
			987,416
		Romania: 0.2%
1,124,037	@	Impact	234,377
154,500		SIF 1 Banat Crisana Arad	153,115
167,500		SIF 2 Moldova Bacau	183,024
127,000		SIF 3 Transilvania Brasov	118,946
232,500		SIF 4 Muntenia Bucuresti	147,702
147,500		SIF 5 Oltenia Craiova	175,627
319,915		SNP Petrom SA	72,989
585,000		Socep Constanta	53,055
			1,138,835
		Russia: 4.0%
30,695	@,L	CTC Media, Inc.	744,968
22,724	L	LUKOIL ADR	1,851,769
16,120	L	MMC Norilsk Nickel ADR	2,381,730
175,709	X	NovaTek OAO	1,022,626
65,043		OAO Gazprom ADR	2,760,254
14,462		OAO Rosneft Oil Co.	123,939
316,728	@	OAO Rosneft Oil Co. GDR	2,723,861
18,360	@	Polyus Gold Co. ZAO ADR	866,592
5,804	@,S	Polyus Gold Co. ZAO	273,949
104,109	I	RenShares Utilities Ltd.	212,382
1,382		Sberbank RF	3,103,463
66,538	@	TMK OAO	415,863
144,138		TNK-BP Holding	330,076
25,000		Unified Energy System GDR	1,881,250
63,135		Uralkaliy	94,680
			18,787,402
		South Korea: 0.6%
4,926		Hyundai Motor Co.	399,769
2,510	@	NHN Corp.	248,604
3,066		Samsung Electronics Co., Ltd.	1,985,334
			2,633,707

Shares			Value
		Spain: 0.9%
235,725		Corp Mapfre SA	$1,043,976
9,980		Grupo Empresarial Ence SA	493,302
19,990		Inditex SA	955,078
88,028		Telefonica SA	1,694,712
			4,187,068
		Sweden: 3.0%
4,331		Autoliv, Inc.	246,008
110,601		ForeningsSparbanken AB	3,617,787
43,407		Getinge AB	767,364
10,896		Hennes & Mauritz AB	469,238
25,400	@	Modern Times Group AB	1,457,003
176,018		Nordea Bank AB	2,420,932
8,425		Securitas AB	110,820
8,425	@	Securitas Direct AB	25,663
8,425	@	Securitas Systems AB	28,113
110,169		Skandinaviska Enskilda Banken AB	3,074,474
40,558		Skanska AB	722,102
155,170		Telefonaktiebolaget LM Ericsson	586,520
100,296		TeliaSonera AB	730,167
			14,256,191
		Switzerland: 6.8%
30,868		Adecco SA	1,903,549
2,031		BKW FMB Energie AG	196,523
48,428		Compagnie Financiere Richemont AG	2,394,969
38,372		Credit Suisse Group	2,313,101
394		Flughafen Zuerich AG	107,741
267		Givaudan	221,170
64,799	S	Holcim Ltd.	5,579,909
17,203	S	Nestle SA	5,878,526
74,129		Novartis AG	4,499,688
20,586	S	Roche Holding AG	3,604,380
925		SGS SA	981,512
16,402		Swatch Group AG	3,236,405
8,292	@	Syngenta AG	1,338,016
			32,255,489
		Thailand: 0.2%
17,573		Bangkok Bank PCL	57,432
153,634		Bangkok Bank PCL - NVDR	480,511
1,164,428		Krung Thai Bank PCL	411,867
			949,810
		Turkey: 0.9%
344,444		Dogan Sriketler Grubu Holdings	1,458,067
148,094		Haci Omer Sabanci Holding AS	619,447
409,628		Turkiye Garanti Bankasi AS	1,487,702
105,612		Turkiye Is Bankasi	677,536
			4,242,752
		Ukraine: 0.0%
1,530	@,I,X	Centrenergo ADR	17,226
87	@,I,X	Ukrnafta Oil Co. ADR	30,494
			47,720
		United Kingdom: 9.8%
177,509		Aegis Group PLC	451,131
74,980		Anglo American PLC	3,393,560
70,255		BAE Systems PLC	561,723
26,996		Balfour Beatty PLC	208,120

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND  AS OF OCTOBER 31, 2006 (CONTINUED)

Shares			Value
		United Kingdom (continued)
12,157		BHP Billiton PLC	$234,093
40,869		BP PLC	456,885
83,150		Burberry Group PLC	885,025
388,163		Compass Group PLC	2,074,142
230,767		Diageo PLC	4,266,913
23,969		Firstgroup PLC	244,742
173,078		GlaxoSmithKline PLC	4,612,633
28,861		Imperial Tobacco Group PLC	1,022,295
13,057		National Express Group PLC	242,084
25,534	@	Peter Hambro Mining PLC	579,357
85,728		Prudential PLC	1,050,230
61,007		Reckitt Benckiser PLC	2,652,179
102,909		Rentokil Initial PLC	297,118
13,309		Rio Tinto PLC	736,387
346,210	@	Rolls-Royce Group PLC	3,098,897
12,705,907	@	Rolls-Royce Group PLC - Class B	24,237
16,422		SABMiller PLC	317,591
41,841		Scottish & Newcastle PLC	449,956
361,815		Smith & Nephew PLC	3,534,008
22,316		Smiths Group PLC	402,421
94,244		Stagecoach Group PLC	249,775
626,455		Tesco PLC	4,699,827
2,327,494		Vodafone Group PLC	5,997,381
79,337		William Hill PLC	983,022
17,139		Wolseley PLC	404,091
171,175		WPP Group PLC	2,192,623
			46,322,446
		United States: 0.5%
111,505	L	News Corp., Inc.	2,424,119
			2,424,119
		Venezuela: 0.0%
10,148		Cia Anonima Nacional Telefonos de Venezuela - CANTV ADR	196,979
			196,979
Total Common Stock (Cost $348,129,999)			440,321,290
PREFERRED STOCK: 0.4%
		Germany: 0.4%
65,392		ProSieben SAT.1 Media AG	1,887,259
Total Preferred Stock (Cost $1,411,173)			1,887,259
RIGHTS: 0.0%
		Italy: 0.0%
13,980		Banca Popolare dell'Emilia Romagna SCRL	5,174
Total Rights (Cost $–)			5,174
EQUITY-LINKED SECURITIES: 2.3%
		India: 2.3%
147,895		Banking Index Benchmark Exchange Traded Scheme - Bank BeES (Counterparty: Citigroup)	1,846,469
329,534	X	Bharti Airtel Ltd. (Counterparty: CLSA)	3,878,615
154,976	X	State Bank of India Ltd. (Counterparty: CLSA)	3,770,566

Shares			Value
55,837	X	State Bank of India Ltd. - Indian Participation Certificate	$1,358,514
Total Equity-Linked Securities (Cost $8,850,061)			10,854,164
Total Long-Term Investments (Cost $358,391,233)			453,067,887

Principal Amount		Value
SHORT-TERM INVESTMENTS: 2.8%
	U.S. Government Agency Obligations: 0.0%
$283,000	Federal Home Loan Bank, 4.760%, due 11/01/06	$282,963
Total U.S. Government Agency Obligations (Cost $282,963)		282,963
	Securities Lending Collateralcc: 2.8%
13,242,000	The Bank of New York Institutional Cash Reserves Fund	13,242,000
Total Securities Lending Collateral (Cost $13,242,000)		13,242,000
Total Short-Term Investments (Cost $13,524,963)		13,524,963

Total Investments in Securities (Cost $371,916,196)*	98.3%	$466,592,850
Other Assets and Liabilities - Net	1.7	7,906,634
Net Assets	100.0%	$474,499,484

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@  Non-income producing security

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

NVDR  Non-Voting Depository Receipt

SIF  Societati de Investitii Financeiare

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

cc  Securities purchased with cash collateral for securities loaned.

S  Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.

I  Illiquid securities.

L  Loaned security, a portion or all of the security is on loan at October 31, 2006.

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

*  Cost for federal income tax purposes is $374,431,988.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$94,874,116
Gross Unrealized Depreciation	(2,713,254)
Net Unrealized Appreciation	$92,160,862

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND  AS OF OCTOBER 31, 2006 (CONTINUED)

Industry	Percentage of Net Assets
Advertising	0.8%
Aerospace/Defense	0.9
Agriculture	0.4
Apparel	0.5
Auto Manufacturers	1.4
Auto Parts & Equipment	0.6
Banks	24.5
Beverages	2.0
Building Materials	4.0
Chemicals	2.0
Commercial Services	1.0
Computers	0.1
Distribution/Wholesale	0.2
Diversified Financial Services	2.3
Electric	2.1
Electrical Components & Equipment	0.3
Electronics	1.2
Energy - Alternate Sources	0.0
Engineering & Construction	2.9
Entertainment	0.2
Food	3.5
Food Service	0.4
Foreign Government Bonds	0.0
Forest Products & Paper	0.2
Gas	0.1
Hand/Machine Tools	0.0
Healthcare - Products	1.0
Healthcare - Services	1.1
Holding Companies - Diversified	3.0

Industry	Percentage of Net Assets
Home Builders	0.0%
Home Furnishings	0.7
Household Products/Wares	1.0
Insurance	1.0
Internet	0.1
Iron/Steel	0.0
Leisure Time	0.2
Lodging	0.0
Machinery - Diversified	0.2
Media	2.9
Metal Fabricate/Hardware	0.1
Mining	3.5
Miscellaneous Manufacturing	0.6
Office/Business Equipment	0.5
Oil & Gas	4.5
Pharmaceuticals	4.3
Real Estate	2.2
Retail	2.6
Semiconductors	0.4
Software	0.2
Telecommunications	7.6
Textiles	0.2
Toys/Games/Hobbies	0.1
Transportation	2.0
Water	0.1
Other Long-Term Investments	3.8
Short-Term Investments	2.8
Other Assets and Liabilities - Net	1.7
Net Assets	100.0%

ING Foreign Fund Forward Foreign Currency Contracts as of October 31, 2006:

Currency Sold	Currency Amount Sold	Currency Bought	Currency Amount Bought	Settle Date	Market Value	Unrealized Appreciation/ (Depreciation)
CZK	49,017,610	USD	2,212,186	12/27/06	$2,234,269	$(22,083)
EUR	6,585,553	USD	8,426,811	01/31/07	8,444,352	(17,541)
HUF	714,938,625	USD	3,277,881	11/22/06	3,495,742	(217,861)
TRY	1,841,136	USD	1,231,858	12/26/06	1,235,921	(4,063)
USD	2,165,544	GBP	1,139,113	12/27/06	2,173,879	8,335
USD	1,185,815	GBP	622,279	12/27/06	1,187,556	1,741
USD	18,067,531	JPY	2,052,471,569	11/08/06	17,569,830	(497,701)
USD	2,265,217	JPY	261,405,989	11/08/06	2,237,721	(27,496)
USD	11,564,345	JPY	1,340,510,000	01/31/07	11,608,977	44,632
					$50,188,247	$(732,037)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GREATER CHINA FUND  AS OF OCTOBER 31, 2006

Shares			Value
COMMON STOCK: 92.5%
		China: 20.8%
1,193,000	#	China Construction Bank	$535,563
658,000		China Life Insurance Co., Ltd.	1,387,617
159,000	@	China Merchants Bank Co., Ltd.	248,195
726,000		China Shipping Development Co., Ltd.	788,218
1,284,000	@	China Southern Airlines Co., Ltd.	422,931
91,000	@	Foxconn International Holdings Ltd.	301,737
357,600		Guangzhou R&F Properties Co., Ltd.	582,435
384,000	@	Industrial & Commercial Bank of China	171,825
13,100	@	Mindray Medical International Ltd. ADR	237,110
856,000		PetroChina Co., Ltd.	944,645
224,000	@	SPG Land Holdings Ltd.	159,276
			5,779,552
		Hong Kong: 35.3%
214,200		Bank of East Asia Ltd.	1,022,175
319,000		BOC Hong Kong Holdings Ltd.	712,808
107,000		Cheung Kong Holdings Ltd.	1,162,646
183,500		China Mobile Ltd.	1,490,749
1,244,000		China Overseas Land & Investment Ltd.	1,130,930
210,000		China Resources Enterprise	485,814
352,000		CNOOC Ltd.	295,478
51,500		Esprit Holdings Ltd.	498,267
219,000		Hang Lung Properties Ltd.	558,602
145,500		Hong Kong Exchanges and Clearing Ltd.	1,149,279
103,000		Li & Fung Ltd.	268,878
49,000		Sun Hung Kai Properties Ltd.	535,106
49,000		Swire Pacific Ltd.	517,288
			9,828,020
		Taiwan: 36.4%
205,000		AU Optronics Corp.	276,264
15,000		Catcher Technology Co., Ltd.	129,276
295,245		Cathay Financial Holding Co., Ltd.	572,271
491,000		Chung Hsin Electric & Machinery Manufacturing Corp.	272,836
1,200		Chunghwa Telecom Co., Ltd.	2,053
174,000		E.Sun Financial Holding Co., Ltd.	109,495
489,460		Far Eastern Textile Co., Ltd.	370,445
80,500		Foxconn Technology Co., Ltd.	784,127
749,700		Goldsun Development & Construction Co., Ltd.	319,799
865,000	@	HannStar Display Corp.	129,139
13,200		High Tech Computer Corp.	326,766
185,200		HON HAI Precision Industry Co., Ltd	1,197,881
122,000		Huaku Construction Corp.	247,648
997		Lite-On Technology Corp.	1,204
82,200		MediaTek, Inc.	800,191
327,000		Mega Financial Holdings Co., Ltd.	230,814
444,400		Nan Ya Plastics Corp.	640,955
313,000		Quanta Computer, Inc.	463,421
210,000		Quanta Storage, Inc.	271,267
503,303		Shin Kong Financial Holding Co., Ltd.	444,636
224,425		Sinkong Spinning	167,713

Shares			Value
1,030,193		Taiwan Semiconductor Manufacturing Co., Ltd.	$1,884,635
858,388		United Microelectronics Corp.	475,974
			10,118,810
Total Common Stock (Cost $22,481,477)			25,726,382
WARRANTS: 3.8%
		China: 2.1%
441,984	X	China Merchants Bank Co., Ltd.	583,419
			583,419
		Hong Kong: 0.2%
155,500		China Overseas Land & Investment Ltd.	52,185
			52,185
		Luxembourg: 1.5%
230,000	X	Shanghai Pudong Devel Bank - LEPO	407,100
			407,100
Total Warrants (Cost $767,734)			1,042,704

Total Investments in Securities (Cost $23,249,211)*	96.3%	$26,769,086
Other Assets and Liabilities - Net	3.7	1,042,669

Net Assets	100.0%	$27,811,755

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@  Non-income producing security

ADR  American Depositary Receipt

LEPO  Low Exercise Price Warrant

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

*  Cost for federal income tax purposes is $23,326,307.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$3,693,659
Gross Unrealized Depreciation	(250,880)
Net Unrealized Appreciation	$3,442,779

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GREATER CHINA FUND  AS OF OCTOBER 31, 2006 (CONTINUED)

Industry	Percentage of Net Assets
Airlines	1.5%
Banks	13.2
Building Materials	1.1
Chemicals	2.3
Computers	6.6
Distribution/Wholesale	2.8
Diversified Financial Services	7.0
Electronics	5.8
Healthcare - Products	0.9
Holding Companies - Diversified	3.6
Insurance	7.0
Machinery - Diversified	1.0
Metal Fabricate/Hardware	0.5
Oil & Gas	4.5
Real Estate	15.9
Semiconductors	11.4
Telecommunications	6.5
Textiles	1.9
Transportation	2.8
Other Assets and Liabilities - Net	3.7
Net Assets	100.0%

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INDEX PLUS INTERNATIONAL EQUITY FUND  AS OF OCTOBER 31, 2006

Shares			Value
COMMON STOCK: 94.2%
		Australia: 4.6%
37,556		Amcor Ltd.	$200,883
7,253		APN News & Media Ltd.	34,379
4,791		BHP Billiton Ltd.	101,976
84,226		BlueScope Steel Ltd.	472,216
7,815		Boral Ltd.	43,996
7,749		Brambles Industries Ltd.	74,948
81,513		Centro Properties Group	487,310
14,544		Coca-Cola Amatil Ltd.	78,274
1,135		Cochlear Ltd.	48,951
20,944		Coles Myer Ltd.	220,178
1,526		CSL Ltd.	66,189
20,363		CSR Ltd.	51,083
10,320		Foster's Group Ltd.	51,547
6,315		Insurance Australia Group Ltd.	27,113
9,712		John Fairfax Holdings Ltd.	36,562
14,234		Macquarie Airports Management Ltd.	35,392
22,917		Macquarie Office Trust	26,533
9,266		OneSteel Ltd.	30,175
29,446		Pacific Brands Ltd.	60,467
31,320		Qantas Airways Ltd.	102,642
850		Rio Tinto Ltd.	51,683
22,350		Santos Ltd.	183,433
59,976		Suncorp-Metway Ltd.	965,353
16,388		Symbion Health Ltd.	41,535
7,623		Tabcorp Holdings Ltd.	97,350
8,192		Tattersall's Ltd.	23,071
12,440		Telstra Corp., Ltd.	38,205
951		Wesfarmers Ltd.	25,403
28,469		Westpac Banking Corp.	527,733
			4,204,580
		Austria: 0.4%
849		Boehler-Uddeholm AG	52,517
1,282	@	bwin Interactive Entertainment	26,100
8,112	@	IMMOFINANZ Immobilien Anlagen AG	98,303
1,074		OMV AG	58,345
2,380		Telekom Austria AG	59,350
836		Voestalpine AG	39,309
741		Wienerberger AG	38,479
			372,403
		Belgium: 1.4%
163		D'ieteren SA	55,179
530		Delhaize Group	42,849
23,346		Fortis	978,961
476		InBev NV	26,799
1,595		KBC Groep NV	174,167
205		Solvay SA	26,553
			1,304,508
		Bermuda: 0.0%
750		Frontline Ltd.	28,456
			28,456
		China: 0.1%
20,000	@	Foxconn International Holdings Ltd.	66,316
			66,316

Shares			Value
		Denmark: 1.5%
36		AP Moller - Maersk A/S	$325,191
775		East Asiatic Co., Ltd. A/S	38,971
13,000		Novo-Nordisk A/S	979,158
550		TrygVesta A/S	35,463
300	@	William Demant Holding	24,830
			1,403,613
		Finland: 1.2%
1,111		Cargotec Corp.	50,536
1,914		Kesko OYJ	90,379
35,562		Nokia OYJ	706,862
6,426		Rautaruukki OYJ	212,462
			1,060,239
		France: 9.9%
1,887		Accor SA	130,893
912		Air France-KLM	32,483
65,335		Alcatel SA	829,400
1,375	@,#	Atos Origin	78,370
11,953		AXA SA	454,730
2,090		BNP Paribas	229,539
6,368		Bouygues	371,234
761	@	Business Objects SA	28,061
839		Capgemini SA	47,592
3,750		Cie de Saint-Gobain	276,321
2,590		Compagnie Generale des Etablissements Michelin	211,110
25,139		Credit Agricole SA	1,068,023
2,103		France Telecom SA	54,766
2,097		Gaz de France	84,302
6,774		Groupe Danone	991,757
946		Lafarge SA	126,819
277		LVMH Moet Hennessy Louis Vuitton SA	28,851
219		Neopost SA	26,736
2,732		Sanofi-Aventis	232,634
7,992		Societe Generale	1,326,788
6,315		Suez SA	282,858
5,931		Technip SA	357,903
625		Thales SA	28,884
10,147		Total SA	686,402
551		Unibail	119,907
1,198		Veolia Environnement	73,313
23,649		Vivendi	895,996
			9,075,672
		Germany: 7.0%
1,344		Adidas AG	67,376
6,308		Allianz AG	1,168,300
610		BASF AG	53,660
801		Beiersdorf AG	45,495
5,592		Deutsche Bank AG	705,745
29,392		Deutsche Lufthansa AG	678,113
948		Deutsche Post AG	26,237
18,791		Deutsche Telekom AG	326,750
1,069		EON AG	128,269
4,467		Fresenius Medical Care AG & Co. KGaA	594,786
669		Heidelberger Druckmaschinen	30,557
769		Henkel KGaA	103,040
9,809		Hochtief AG	639,895
1,295	@	KarstadtQuelle AG	30,253
2,010		Merck KGaA	212,332

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INDEX PLUS INTERNATIONAL EQUITY FUND  AS OF OCTOBER 31, 2006 (CONTINUED)

Shares			Value
		Germany (continued)
2,750		Muenchener Rueckversicherungs AG	$445,825
417		Rheinmetall AG	30,136
4,472		Salzgitter AG	479,964
1,285		Siemens AG	115,443
8,362		ThyssenKrupp AG	310,873
1,088		TUI AG	23,773
2,270		Volkswagen AG	222,993
			6,439,815
		Greece: 0.3%
7,122		Coca-Cola Hellenic Bottling Co. SA	233,002
4,273		Hellenic Petroleum SA	54,824
586		National Bank of Greece SA	26,563
			314,389
		Hong Kong: 1.9%
15,287		Cathay Pacific Airways Ltd.	33,375
32,300		CLP Holdings Ltd.	205,152
8,930		Esprit Holdings Ltd.	86,399
9,500		HongKong Electric Holdings	44,683
8,000		Kingboard Chemicals Holdings	28,389
18,000		New World Development Ltd.	30,759
40,000		Noble Group Ltd.	29,820
33,000		Orient Overseas International Ltd.	143,717
50,000		PCCW Ltd.	30,674
89,000		Swire Pacific Ltd.	939,564
8,000		Television Broadcasts Ltd.	45,838
76,000		Texwinca Holdings Ltd.	49,713
24,523		Wharf Holdings Ltd.	83,116
			1,751,199
		Ireland: 0.5%
1,659		C&C Group PLC	27,560
24,539		Depfa Bank PLC	412,689
3,380	@	Elan Corp. PLC	48,829
			489,078
		Italy: 5.6%
41,728		Autogrill S.p.A.	716,718
90,078		Banca Intesa S.p.A.	615,340
2,607		Banche Popolari Unite Scpa	71,568
118,303		Capitalia S.p.A.	1,045,245
9,292		Enel S.p.A.	88,993
17,273		ENI S.p.A.	522,505
21,567	@	Fiat S.p.A.	379,791
7,394		Fondiaria-Sai S.p.A.	328,939
1,797		Italcementi S.p.A.	47,561
60,629		Pirelli & C S.p.A.	55,337
14,743		Telecom Italia RNC	37,240
378,290		Telecom Italia S.p.A.	1,145,846
5,866		UniCredito Italiano S.p.A.	48,610
			5,103,693
		Japan: 22.2%
1,200		Aeon Co., Ltd.	28,219
700		Alfresa Holdings Corp.	41,015
4,100		Alps Electric Co., Ltd.	41,003
3,000		Amada Co., Ltd.	29,749
2,000		Amano Corp.	26,897
16,000		Arrk Corp.	213,732
600		Autobacs Seven Co., Ltd.	21,725
500		Canon, Inc.	26,703

Shares			Value
1,500		Circle K Sunkus Co., Ltd.	$28,609
3,000		COMSYS Holdings Corp.	31,722
900		Daiichi Sankyo Co., Ltd.	26,744
45,000		Daiwa Securities Group, Inc.	508,795
10		East Japan Railway Co.	69,893
900		FamilyMart Co., Ltd.	24,376
45,000		Fujitsu Ltd.	366,604
45,000	@	Haseko Corp.	154,498
26	@	Inpex Holdings, Inc.	212,639
1,500		Isetan Co., Ltd.	26,395
41,000		Itochu Corp.	326,248
13,300		JFE Holdings, Inc.	534,074
15,500		Kansai Electric Power Co., Inc.	365,702
17,000		Kawasaki Kisen Kaisha Ltd.	120,728
2,000		Kikkoman Corp.	22,566
20,000		Kobe Steel Ltd.	61,128
35,000		Komatsu Ltd.	629,773
2,000	@	Konica Minolta Holdings, Inc.	26,617
12,000		Kubota Corp.	104,699
3,000		Kyowa Hakko Kogyo Co., Ltd.	23,086
800		Lawson, Inc.	27,153
50,000		Matsushita Electric Industrial Co., Ltd.	1,042,283
1,200		Mitsubishi Corp.	23,167
11,000		Mitsubishi Materials Corp.	43,303
33		Mitsubishi UFJ Financial Group, Inc.	418,578
5,000		Mitsui Mining & Smelting Co., Ltd.	24,170
61,000		Mitsui OSK Lines Ltd.	507,971
55,000		Mitsui Trust Holdings, Inc.	645,236
27,000		Mitsukoshi Ltd.	138,449
1,800		Mitsumi Electric Co., Ltd.	26,362
15		Mizuho Financial Group, Inc.	116,594
23,000		NGK Spark Plug Co., Ltd.	483,767
1,000		Nippon Electric Glass Co., Ltd.	21,485
18,500		Nippon Mining Holdings, Inc.	138,992
49,000		Nippon Oil Corp.	366,083
6,000		Nippon Steel Corp.	24,385
184		Nippon Telegraph & Telephone Corp.	924,308
13,000		Nippon Yusen KK	84,268
7,900		Nissan Motor Co., Ltd.	94,433
57,000		Nisshin Steel Co., Ltd.	176,232
900		NOK Corp.	23,601
2,000		Olympus Corp.	63,511
1,910		ORIX Corp.	537,157
95,000		Osaka Gas Co., Ltd.	342,395
306		Resona Holdings, Inc.	928,766
800		Sega Sammy Holdings, Inc.	20,074
18,900		Seven & I Holdings Co., Ltd.	606,346
50,000		Shimizu Corp.	296,152
274		Softbank Investment Corp.	99,858
45,800	@	Sojitz Corp.	151,700
8,800		Sony Corp.	359,658
11,400		Stanley Electric Co., Ltd.	225,781
800		Sumco Corp.	56,777
2,200		Sumitomo Corp.	28,908
3,600		Sumitomo Electric Industries Ltd.	50,888
15,000		Sumitomo Metal Industries Ltd.	56,374
10,000		Sumitomo Metal Mining Co., Ltd.	131,524
116		Sumitomo Mitsui Financial Group, Inc.	1,267,681
3,000		Suzuken Co., Ltd.	105,094
173,000		Taisei Corp.	588,185
14,000		Taiyo Yuden Co., Ltd.	215,572

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INDEX PLUS INTERNATIONAL EQUITY FUND  AS OF OCTOBER 31, 2006 (CONTINUED)

Shares			Value
		Japan (continued)
13,500		Takeda Pharmaceutical Co., Ltd.	$866,719
2,000		Tanabe Seiyaku Co., Ltd.	24,646
700		THK Co., Ltd.	17,765
5,400		Tokyo Electric Power Co., Inc.	156,949
12,600		Tokyo Electron Ltd.	939,803
1,700		Tokyo Steel Manufacturing Co., Ltd.	25,992
2,000		Toppan Printing Co., Ltd.	21,894
45,000		Toshiba Corp.	283,993
59,000		Tosoh Corp.	248,661
1,400		Toyo Seikan Kaisha Ltd.	27,173
51,000		Toyobo Co., Ltd.	134,619
1,100		Toyoda Gosei Co., Ltd.	25,479
13,700		Toyota Motor Corp.	808,923
23,000		UNY Co., Ltd.	288,659
11		West Japan Railway Co.	46,972
22,900		Yamaha Motor Co., Ltd.	625,791
24,000		Yaskawa Electric Corp.	255,739
			20,376,937
		Netherlands: 6.0%
16,989		Aegon NV	312,171
4,086	@	ASML Holding NV	93,236
18,988		European Aeronautic Defence and Space Co. NV	514,264
17,149	@	Koninklijke Ahold NV	180,647
630		Koninklijke DSM NV	28,722
20,144		Mittal Steel Co. NV	862,885
265		Rodamco Europe NV	30,656
39,217		Royal Dutch Shell PLC - Class A	1,364,026
31,646		Royal Dutch Shell PLC - Class B	1,137,100
2,180		Royal KPN NV	29,146
3,073		SBM Offshore NV	91,087
669		TNT NV	25,702
35,472		Unilever NV	874,738
			5,544,380
		New Zealand: 0.3%
5,562	@	Contact Energy Ltd.	27,757
25,935		Fletcher Building Ltd.	164,941
7,784		Sky City Entertainment Group Ltd.	26,853
24,442		Telecom Corp. of New Zealand Ltd.	75,908
			295,459
		Norway: 0.9%
5,000	@	Acergy SA	90,983
580		Aker Kvaerner ASA	60,687
11,300		DNB NOR ASA	147,969
7,050		Norsk Hydro ASA	163,126
900		Orkla ASA	46,132
64,000	@	PAN Fish ASA	50,125
2,780	@	Petroleum Geo-Services ASA	162,408
1,200		Statoil ASA	30,471
2,200		Telenor ASA	34,801
1,600		Yara International ASA	28,021
			814,723
		Portugal: 0.2%
20,732		Banco Comercial Portugues SA	67,523
1,950		Banco Espirito Santo SA	30,911
14,647		Electricidade de Portugal SA	65,872
15,459		Sonae SGPS SA	29,410
			193,716

Shares			Value
		Singapore: 0.9%
22,000		CapitaLand Ltd.	$77,037
49,000		ComfortDelgro Corp., Ltd.	51,343
38,000		Fraser and Neave Ltd.	108,341
79,000		Neptune Orient Lines Ltd.	103,263
4,000		Singapore Airlines Ltd.	38,974
11,000		Singapore Petroleum Co., Ltd.	32,088
42,850		Singapore Telecommunications Ltd.	72,992
46,000	@	STATS ChipPAC Ltd.	29,187
25,000		United Overseas Bank Ltd.	283,959
11,000		Want Want Holdings Ltd.	19,622
20,000	@	Wing Tai Holdings Ltd.	26,336
			843,142
		Spain: 3.7%
555		Altadis SA	26,543
6,380		Banco Bilbao Vizcaya Argentaria SA	153,987
75,266		Banco Santander Central Hispano SA	1,302,609
27,423		Endesa SA	1,203,150
1,057		Inditex SA	50,501
7,139		Repsol YPF SA	237,329
22,054		Telefonica SA	424,583
			3,398,702
		Sweden: 1.3%
4,302		Atlas Copco AB	122,398
1,800		Getinge AB	31,821
3,600		Kungsleden AB	45,439
750		Nobia AB	26,595
2,300		Scania AB	157,375
1,682		Securitas AB	22,125
4,800		Ssab Svenskt Stal AB	101,725
1,600		Svenska Handelsbanken AB	41,382
7,073		Telefonaktiebolaget LM Ericsson	26,735
1,600		Trelleborg AB	33,631
9,062		Volvo AB	564,856
			1,174,082
		Switzerland: 4.1%
4,774		Credit Suisse Group	287,781
3,615		Holcim Ltd.	311,291
1,670		Nestle SA	570,664
9,718		Novartis AG	589,890
1,613		Phonak Holding AG	102,864
2,569		Roche Holding AG	449,803
4,325		Schindler Holding AG	248,127
3,830		Swatch Group AG	152,975
7,978		UBS AG	476,386
424	@	Unaxis Holding AG	160,951
1,552		Zurich Financial Services AG	383,421
			3,734,153
		United Kingdom: 20.2%
15,712		3i Group PLC	287,732
36,994		Amvescap PLC	422,680
2,361		Anglo American PLC	106,858
18,081		AstraZeneca PLC	1,065,559
8,191		Aviva PLC	120,992
26,991		Barclays PLC	363,668
1,343		Barratt Developments PLC	27,703
982	@	Berkeley Group Holdings PLC	26,886
32,624		BHP Billiton PLC	628,203

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INDEX PLUS INTERNATIONAL EQUITY FUND  AS OF OCTOBER 31, 2006 (CONTINUED)

Shares			Value
		United Kingdom (continued)
12,552		Boots Group PLC	$193,895
107,095		BP PLC	1,197,242
7,382		Brambles Industries PLC	69,273
39,229	@	British Airways PLC	343,130
13,125		British American Tobacco PLC	357,457
25,384		Brixton PLC	260,000
155,046		BT Group PLC	824,173
4,652		Cadbury Schweppes PLC	46,832
3,712		Carnival PLC	180,658
7,091		Collins Stewart Tullett PLC	116,072
22,999		Corus Group PLC	204,797
17,921		Davis Service Group PLC	167,590
11,297		First Choice Holidays PLC	48,522
4,134		Firstgroup PLC	42,211
15,120		FKI PLC	27,602
5,399		George Wimpey PLC	53,973
27,705		GlaxoSmithKline PLC	738,355
46,369		HBOS PLC	960,624
60,352		HSBC Holdings PLC	1,145,217
1,575		Intercontinental Hotels Group PLC	30,303
75,523		International Power PLC	482,111
7,161		Ladbrokes PLC	55,777
83,561		Legal & General Group PLC	230,385
19,762		LogicaCMG PLC	62,223
56,903		Marks & Spencer Group PLC	711,821
14,132		Misys PLC	54,866
35,146		National Grid PLC	448,154
14,974		Old Mutual PLC	48,467
7,453		Premier Farnell PLC	26,478
3,832		Reckitt Benckiser PLC	166,590
7,565		Resolution PLC	89,584
54,238		Rexam PLC	610,259
2,864		Rio Tinto PLC	158,465
199,169		Royal & Sun Alliance Insurance Group	560,192
36,448		Royal Bank of Scotland Group PLC	1,297,482
80,757		Scottish & Newcastle PLC	868,456
2,285		Scottish Power PLC	28,481
4,124		SSL International PLC	26,411
20,220		Stagecoach Group PLC	53,589
17,555		Taylor Woodrow PLC	121,476
118,469		Tomkins PLC	548,412
24,140		Unilever PLC	599,466
56,772		United Business Media PLC	749,891
205,721		Vodafone Group PLC	530,095
			18,587,338
Total Common Stock (Cost $81,134,098)			86,576,593
PREFERRED STOCK: 1.7%
		Germany: 1.7%
8,221		RWE AG	728,514
12,285		Volkswagen AG	781,898
			1,510,412
Total Preferred Stock (Cost $1,242,744)			1,510,412

Shares		Value
RIGHTS: 0.0%
Australia: 0.0%
5,949	Telstra Corp Ltd.	$—
Total Rights (Cost $—)		—

Total Investments in Securities (Cost $82,376,842)*	95.9%	$88,087,005
Other Assets and Liabilities - Net	4.1	3,805,266

Net Assets	100.0%	$91,892,271

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@  Non-income producing security

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

*  Cost for federal income tax purposes is $82,843,444.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$6,185,662
Gross Unrealized Depreciation	(942,101)
Net Unrealized Appreciation	$5,243,561

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INDEX PLUS INTERNATIONAL EQUITY FUND  AS OF OCTOBER 31, 2006 (CONTINUED)

Industry	Percentage of Net Assets
Aerospace/Defense	0.6%
Agriculture	0.4
Airlines	1.3
Apparel	0.1
Auto Manufacturers	3.3
Auto Parts & Equipment	0.9
Banks	19.2
Beverages	1.5
Building Materials	1.2
Chemicals	0.4
Commercial Services	0.4
Computers	0.6
Cosmetics/Personal Care	0.0
Distribution/Wholesale	0.7
Diversified Financial Services	2.2
Electric	4.6
Electrical Components & Equipment	0.6
Electronics	0.6
Engineering & Construction	2.2
Entertainment	0.2
Food	3.9
Gas	0.5
Hand/Machine Tools	0.3
Healthcare - Products	0.3
Healthcare - Services	0.6
Holding Companies - Diversified	1.8
Home Builders	0.4
Home Furnishings	1.6
Household Products/Wares	0.4
Insurance	4.6
Internet	0.1
Iron/Steel	4.0
Leisure Time	1.0
Lodging	0.2
Machinery - Construction & Mining	0.8
Machinery - Diversified	0.2
Media	1.9
Mining	1.4
Miscellaneous Manufacturing	0.6
Office/Business Equipment	0.1
Oil & Gas	6.9
Oil & Gas Services	0.8
Packaging & Containers	0.9
Pharmaceuticals	6.0
Real Estate	1.1
Real Estate Investment Trust	0.2
Retail	3.6
Semiconductors	1.4
Software	0.1
Telecommunications	6.8
Textiles	0.2
Transportation	1.8
Venture Capital	0.3
Water	0.1
Other Long-Term Investments	0.0
Other Assets and Liabilities - Net	4.1
Net Assets	100.0%

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL FUND  AS OF OCTOBER 31, 2006

Shares			Value
COMMON STOCK: 97.6%
		Belgium: 1.6%
38,672		InBev NV	$2,177,236
			2,177,236
		Brazil: 1.4%
23,362	L	Uniao de Bancos Brasileiros SA ADR	1,839,758
			1,839,758
		Canada: 3.4%
65,100	L	Agnico-Eagle Mines Ltd.	2,406,747
183,825	@,L	Silver Wheaton Corp.	2,022,075
			4,428,822
		China: 1.5%
1,191,800		Guangzhou R&F Properties Co., Ltd.	1,941,125
			1,941,125
		Finland: 2.6%
171,222		Nokia OYJ	3,403,362
			3,403,362
		France: 9.6%
21,310	@	Alstom	1,962,111
35,500		Carrefour SA	2,162,280
19,200		Groupe Danone	2,811,002
21,123		LVMH Moet Hennessy Louis Vuitton SA	2,200,088
12,044		PPR	1,796,065
10,478		Societe Generale	1,739,500
			12,671,046
		Germany: 5.7%
10,107		Allianz AG	1,871,910
93,771		Deutsche Lufthansa AG	2,163,422
19,212		MAN AG	1,707,174
12,400		Wincor Nixdorf AG	1,720,887
			7,463,393
		Greece: 1.4%
64,971		Alpha Bank AE	1,888,048
			1,888,048
		India: 3.8%
26,308		Bajaj Auto Ltd.	1,602,014
288,930		Cipla Ltd.	1,677,630
193,585		Patni Computer Systems Ltd.	1,785,390
			5,065,034
		Italy: 4.8%
64,000		Banco Popolare di Verona e Novara SCRL	1,721,878
80,898		Finmeccanica S.p.A.	1,940,810
322,500		UniCredito Italiano S.p.A.	2,672,496
			6,335,184
		Japan: 19.7%
33,700		Aeon Mall Co., Ltd.	1,779,170
102,800		Chugai Pharmaceutical Co., Ltd.	2,108,199
226,000		Kubota Corp.	1,971,833
103,000		Mitsubishi Estate Co., Ltd.	2,463,433

Shares			Value
350		Mitsubishi UFJ Financial Group, Inc.	$4,439,460
104,500		Nomura Holdings, Inc.	1,837,359
7,900		ORIX Corp.	2,221,751
105,225		Ricoh Co., Ltd.	2,076,025
105,000		Sekisui House Ltd.	1,659,318
25,600		Tokyo Electron Ltd.	1,909,442
4,396		Yahoo! Japan Corp.	1,707,245
18,200		Yamada Denki Co., Ltd.	1,808,265
			25,981,500
		Russia: 1.0%
609,051		TNK-BP Holding	1,321,641
			1,321,641
		Singapore: 1.3%
146,200	@	Flextronics International Ltd.	1,695,920
			1,695,920
		Sweden: 4.0%
92,532		Assa Abloy AB	1,778,121
132,500		Nordea Bank AB	1,822,390
136,300		Sandvik AB	1,662,778
			5,263,289
		Switzerland: 10.8%
183,094		ABB Ltd.	2,723,112
87,588		Novartis AG	5,316,659
25,760		Roche Holding AG	4,510,290
6,970		Zurich Financial Services AG	1,721,937
			14,271,998
		Taiwan: 2.7%
284,400		HON HAI Precision Industry Co., Ltd.	1,839,511
2,225,226		Taiwan Cement Corp.	1,754,875
			3,594,386
		Thailand: 2.6%
521,800		Bangkok Bank PLC	1,705,332
231,600		Siam Cement PLC	1,676,372
			3,381,704
		Turkey: 1.4%
488,000	@	Turk Sise Ve Cam Fabrikalari	1,870,972
			1,870,972
		United Kingdom: 16.4%
83,800		Anglo American PLC	3,792,749
219,361		Capita Group PLC	2,252,878
104,535	@	CSR PLC	1,508,934
138,400		Diageo PLC	2,559,035
72,401		Imperial Tobacco Group PLC	2,564,539
642,100		Legal & General Group PLC	1,770,330
467,100		Old Mutual PLC	1,511,889
63,577		Rio Tinto PLC	3,517,717
165,397		WPP Group PLC	2,118,611
			21,596,682
		United States: 1.9%
58,200		Monsanto Co.	2,573,603
			2,573,603
Total Common Stock (Cost $115,270,389)			128,764,703

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL FUND  AS OF OCTOBER 31, 2006 (CONTINUED)

Principal Amount		Value
SHORT-TERM INVESTMENTS: 6.1%
	Repurchase Agreement: 3.0%
$3,928,000	Morgan Stanley Repurchase Agreement dated 10/31/06, 5.290%, due 11/01/06, $3,928,577 to be received upon repurchase (Collateralized by $4,015,000 Federal Credit Savings Bureau, 5.700%, Market Value plus accrued interest $4,009,600, due 06/04/12).	$3,928,000
Total Repurchase Agreement (Cost $3,928,000)		3,928,000
	Securities Lending Collateralcc: 3.1%
4,054,000	The Bank of New York Institutional Cash Reserves Fund	4,054,000
Total Securities Lending Collateral (Cost $4,054,000)		4,054,000
Total Short-Term Investments (Cost $7,982,000)		7,982,000

Total Investments in Securities (Cost $123,252,389)*	103.7%	$136,746,703
Other Assets and Liabilities - Net	(3.7)	(4,841,778)
Net Assets	100.0%	$131,904,925

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at October 31, 2006.

*  Cost for federal income tax purposes is $123,659,469.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$15,394,088
Gross Unrealized Depreciation	(2,306,854)
Net Unrealized Appreciation	$13,087,234

Industry	Percentage of Net Assets
Advertising	1.6%
Aerospace/Defense	1.5
Agriculture	3.9
Airlines	1.6
Banks	13.5
Beverages	3.6
Building Materials	2.6
Commercial Services	1.7
Computers	1.3
Diversified Financial Services	3.1
Electronics	2.7
Engineering & Construction	2.1
Food	3.8
Hand/Machine Tools	1.3
Holding Companies - Diversified	1.7
Home Builders	1.2
Housewares	1.4
Insurance	5.2
Internet	1.3
Leisure Time	1.2
Machinery - Diversified	4.3
Metal Fabricate/Hardware	1.3
Mining	8.9
Office/Business Equipment	1.6
Oil & Gas	1.0
Pharmaceuticals	10.3
Real Estate	4.7
Retail	2.7
Semiconductors	2.6
Software	1.3
Telecommunications	2.6
Short-Term Investments	6.1
Other Assets and Liabilities - Net	(3.7)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CAPITAL APPRECIATION FUND  AS OF OCTOBER 31, 2006

Shares			Value
COMMON STOCK: 96.4%
		Australia: 1.8%
33,781		Computershare Ltd.	$201,138
25,313		Woodside Petroleum Ltd.	743,533
			944,671
		Austria: 1.3%
9,747		Erste Bank der Oesterreichischen Sparkassen AG	663,070
			663,070
		Belgium: 1.1%
10,240		InBev NV	576,513
			576,513
		Brazil: 1.1%
9,900		Aracruz Celulose SA ADR	544,698
			544,698
		Canada: 4.0%
14,736		Cameco Corp.	517,676
27,300		Manulife Financial Corp.	885,339
8,272		Suncor Energy, Inc.	634,049
			2,037,064
		China: 3.0%
1,064,000		China Petroleum & Chemical Corp.	737,914
236,000	@	Foxconn International Holdings Ltd.	782,527
			1,520,441
		Denmark: 1.4%
25,200	@	Vestas Wind Systems A/S	707,025
			707,025
		Finland: 1.1%
28,830		Nokian Renkaat OYJ	552,742
			552,742
		France: 7.2%
4,722	#	Cie Generale D'Optique Essilor International SA	494,921
8,736		Electricite de France	528,017
6,632		Iliad SA	564,536
4,802		LVMH Moet Hennessy Louis Vuitton SA	500,157
5,515		Schneider Electric SA	572,825
14,640		Total SA ADR	997,570
			3,658,026
		Germany: 4.4%
11,911		Adidas AG	597,112
6,096		RWE AG	602,133
10,600		SAP AG ADR	526,184
4,420	@	Wacker Chemie AG	526,958
			2,252,387
		Greece: 1.1%
11,992		National Bank of Greece SA	543,593
			543,593

Shares			Value
		Hong Kong: 2.0%
106,000		Esprit Holdings Ltd.	$1,025,559
			1,025,559
		India: 2.8%
8,906		HDFC Bank Ltd. ADR	616,830
15,200		Infosys Technologies Ltd. ADR	791,920
			1,408,750
		Ireland: 1.1%
31,897		Anglo Irish Bank Corp. PLC	569,252
			569,252
		Israel: 1.2%
18,200		Teva Pharmaceutical Industries Ltd. ADR	600,054
			600,054
		Italy: 3.7%
33,401		Saipem S.p.A.	786,781
136,065		UniCredito Italiano S.p.A.	1,127,544
			1,914,325
		Japan: 15.6%
26,400		Denso Corp.	1,006,465
14,300		Ibiden Co., Ltd.	747,753
9,900		Nidec Corp.	757,235
9,300		Nitto Denko Corp.	529,210
3,520		ORIX Corp.	989,945
33,000		Sharp Corp.	587,404
5,200		SMC Corp.	709,378
74		Sumitomo Mitsui Financial Group, Inc.	808,693
29,300		THK Co., Ltd.	743,575
9,100		Toyota Motor Corp.	537,314
5,500		Yamada Denki Co., Ltd.	546,454
			7,963,426
		Mexico: 1.1%
15,966		Wal-Mart de Mexico SA de CV ADR	554,879
			554,879
		Netherlands: 1.3%
17,200		Koninklijke Philips Electronics NV	599,076
1,175		Koninklijke Philips Electronics NV - NY Shares	40,929
			640,005
		Singapore: 2.4%
41,000		DBS Group Holdings Ltd.	536,078
68,000		Keppel Corp., Ltd.	690,517
			1,226,595
		South Korea: 2.0%
6,100		Kookmin Bank ADR	484,096
1,735	#	Samsung Electronics Co., Ltd. GDR	562,558
			1,046,654

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CAPITAL APPRECIATION FUND  AS OF OCTOBER 31, 2006 (CONTINUED)

Shares			Value
		Spain: 6.1%
45,798		Banco Bilbao Vizcaya Argentaria SA	$1,105,374
33,536		Banco Santander Central Hispano SA	580,399
73,563		Telefonica SA	1,416,232
			3,102,005
		Switzerland: 13.2%
43,650		ABB Ltd.	649,196
8,624		Credit Suisse Group	519,863
9,000		Holcim Ltd.	774,999
1,944		Nestle SA	664,294
21,450		Novartis AG	1,302,032
5,544		Roche Holding AG	970,693
5,112	@	Syngenta AG	824,884
4,659		Synthes, Inc.	528,232
8,570	@	UBS AG	511,736
			6,745,929
		Taiwan: 1.2%
64,722		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	627,803
			627,803
		United Kingdom: 15.2%
329,711		ARM Holdings PLC	739,339
68,556		Barclays PLC	923,701
35,000		BHP Billiton PLC	673,955
81,242		British Sky Broadcasting PLC	842,356
12,796		Carnival PLC	622,763
30,606		HBOS PLC	634,063
84,800		Michael Page International PLC	652,783
71,828		Prudential PLC	879,945
12,777		Reckitt Benckiser PLC	555,459
58,946		Smith & Nephew PLC	575,752
86,335		Tesco PLC	647,707
			7,747,823
Total Common Stock (Cost $45,680,266)			49,173,289

Total Investments in Securities (Cost $45,680,266)*	96.4%	$49,173,289
Other Assets and Liabilities - Net	3.6	1,835,271
Net Assets	100.0%	$51,008,560

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@  Non-income producing security

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

*  Cost for federal income tax purposes is $46,142,300.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$3,552,642
Gross Unrealized Depreciation	(521,653)
Net Unrealized Appreciation	$3,030,989

Industry	Percentage of Net Assets
Apparel	1.2%
Auto Manufacturers	1.1
Auto Parts & Equipment	3.1
Banks	17.9
Beverages	1.1
Building Materials	1.5
Chemicals	3.7
Commercial Services	1.3
Computers	0.4
Distribution/Wholesale	2.0
Diversified Financial Services	2.9
Electric	2.2
Electrical Components & Equipment	3.7
Electronics	2.7
Engineering & Construction	1.3
Food	2.6
Forest Products & Paper	1.1
Hand/Machine Tools	4.3
Healthcare - Products	3.1
Holding Companies - Diversified	2.3
Household Products/Wares	1.1
Insurance	3.5
Internet	1.1
Leisure Time	1.2
Media	1.6
Mining	2.3
Oil & Gas	6.1
Oil & Gas Services	1.5
Pharmaceuticals	5.6
Retail	2.2
Semiconductors	3.8
Software	2.6
Telecommunications	4.3
Other Assets and Liabilities - Net	3.6
Net Assets	100.0%

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL REAL ESTATE FUND  AS OF OCTOBER 31, 2006

Shares			Value
COMMON STOCK: 85.9%
		Australia: 17.0%
192,265		Centro Properties Group	$1,149,421
320,200		Commonwealth Property Office Fund	352,368
531,200		DB Rreef Trust	678,461
549,100		GPT Group	2,006,963
573,800		Investa Property Group	1,065,807
60,500		Lend Lease Corp., Ltd.	789,565
349,300		Macquarie CountryWide Trust	534,166
303,000		Macquarie Goodman Group	1,553,909
301,600		Macquarie Office Trust	349,187
111,000		Mirvac Group	420,519
201,900		Stockland	1,184,247
286,600		Valad Property Group	354,679
345,800		Westfield Group	4,987,266
			15,426,558
		Austria: 0.9%
38,400	@	Conwert Immobilien Invest AG	805,074
			805,074
		Canada: 3.9%
23,000		Calloway Real Estate Investment Trust	584,140
6,600	@, #	Calloway Real Estate Investment Trust	167,623
41,800		Cominar Real Estate Investment Trust	769,780
10,600		Dundee Real Estate Investment Trust	330,285
64,800		RioCan Real Estate Investment Trust	1,414,930
26,200	@	Sunrise Senior Living, Inc.	253,146
			3,519,904
		China: 0.6%
360,600		Guangzhou R&F Properties Co. Ltd.	587,321
			587,321
		Finland: 0.8%
56,750		Sponda OYJ	707,600
			707,600
		France: 4.9%
12,000		Klepierre	1,809,474
3,400		Societe de la Tour Eiffel	525,073
9,700		Unibail	2,110,878
			4,445,425
		Germany: 1.3%
6,000		Deutsche Wohnen AG	386,721
10,300		DIC Asset AG	362,107
7,200		IVG Immobilien AG	261,383
8,300	@	Patrizia Immobilien AG	212,018
			1,222,229
		Guernsey: 0.1%
70,400	@	Develica Deutschland Ltd.	88,334
			88,334

Shares			Value
		Hong Kong: 12.0%
1,498,850	@	Champion Real Estate Investment Trust	$743,183
181,200		Cheung Kong Holdings Ltd.	1,968,893
307,000		Hang Lung Properties Ltd.	783,063
457,300		Hongkong Land Holdings Ltd.	1,719,448
337,000		Kerry Properties Ltd.	1,240,701
387,500		Link Real Estate Investment Trust	795,990
493,700	@	Shui On Land Ltd.	380,883
301,600		Sun Hung Kai Properties Ltd.	3,293,630
			10,925,791
		Italy: 0.4%
297,300		Beni Stabili S.p.A.	337,330
			337,330
		Japan: 19.1%
132		Japan Hotel and Resort, Inc.	674,367
84		Japan Logistics Fund, Inc.	625,477
38		Japan Real Estate Investment Corp.	347,720
52		Japan Retail Fund Investment Corp.	402,359
9,700		Leopalace21 Corp.	364,261
215,400		Mitsubishi Estate Co., Ltd.	5,151,685
205,600		Mitsui Fudosan Co., Ltd.	5,058,165
41	@	Nippon Accommodations Fund, Inc.	245,043
136		Nippon Building Fund, Inc.	1,464,801
44		NTT Urban Development Corp.	379,937
62,100		Sumitomo Realty & Development Co., Ltd.	2,057,430
74		Tokyu Real Estate Investment Trust, Inc.	597,058
			17,368,303
		Luxembourg: 0.6%
27,500		Prologis European Properties	519,457
			519,457
		Netherlands: 2.8%
10,400		Rodamco Europe NV	1,203,116
6,200		Vastned Retail NV	540,761
6,600		Wereldhave NV	757,946
			2,501,823
		Philippines: 0.4%
1,274,000		Ayala Land, Inc.	389,238
			389,238
		Singapore: 3.6%
268,000		Ascendas Real Estate Investment Trust	374,173
267,300		CapitaCommercial Trust	371,346
297,200		CapitaLand Ltd.	1,040,698
241,200		CapitaMall Trust	401,484
50,900		City Developments Ltd.	359,334
1,131,800		Macquarie MEAG Prime Real Estate Investment Trust	708,829
			3,255,864
		Sweden: 1.5%
112,400		Castellum AB	1,343,964
			1,343,964

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL REAL ESTATE FUND  AS OF OCTOBER 31, 2006 (CONTINUED)

Shares		Value
	Thailand: 0.4%
617,000	Central Pattana PLC	$367,856
		367,856
	United Kingdom: 15.6%
114,300	British Land Co. PLC	3,259,357
32,300	Capital & Regional PLC	790,131
38,200	Derwent Valley Holdings PLC	1,445,130
65,400	Great Portland Estates PLC	748,718
77,900	Hammerson PLC	2,001,571
93,200	Land Securities Group PLC	3,727,245
66,900	Shaftesbury PLC	799,807
107,900	Slough Estates PLC	1,409,980
		14,181,939
Total Common Stock (Cost $70,637,360)		77,994,010
POSITIONS IN PURCHASED OPTIONS: 0.6%
	Brazil: 0.6%
67,800	American Style Call Option OTC Brascan Residential Properties SA Zero Strike Option Exp 10/22/07	542,970
Total Options Purchased (Cost $508,579)		542,970
Total Long-Term Investments (Cost $71,145,939)		78,536,980

Principal Amount		Value
SHORT-TERM INVESTMENTS: 2.1%
	U.S. Government Agency Obligations: 2.1%
$1,942,000	Federal Home Loan Bank, 4.750%, due 11/01/06	$1,941,743
Total Short-Term Investments (Cost $1,941,743)		1,941,743

Total Investments in Securities (Cost $73,087,682)*	88.6%	$80,478,723
Other Assets and Liabilities - Net	11.4	10,368,881
Net Assets	100.0%	$90,847,604

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@  Non-income producing security

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

*  Cost for federal income tax purposes is $75,608,654.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$4,924,621
Gross Unrealized Depreciation	(54,552)
Net Unrealized Appreciation	$4,870,069

Industry	Percentage of Net Assets
Property Trust	16.1%
Real Estate Management/Services	11.5
Real Estate Operation/Development	37.9
REITS - Apartments	0.9
REITS - Diversified	9.0
REITS - Hotels	0.7
REITS - Office Property	3.2
REITS - Shopping Centers	5.5
REITS - Warehouse/Industrial	0.7
Retirement/Aged Care	0.3
Other Long-Term Investments	2.8
Other Assets and Liabilities - Net	11.4
Net Assets	100.0%

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND  AS OF OCTOBER 31, 2006

Shares			Value
COMMON STOCK: 94.0%
		Australia: 7.1%
155,552	L	Adelaide Bank Ltd.	$1,634,528
43,833	L	Alesco Corp., Ltd.	332,438
36,234		Amcor Ltd.	193,811
254,067	@	ARC Energy Ltd.	293,013
202,758	L	Australian Stock Exchange Ltd.	5,560,849
14,791		Bank of Queensland Ltd.	187,455
133,221	L	Baycorp Advantage Ltd.	276,497
649,808	L	Beach Petroleum Ltd.	701,913
47,388		Bradken Ltd.	224,097
30,799		Centro Properties Group	184,126
152,539		Challenger Financial Services Group Ltd.	405,148
263,067		Coates Hire Ltd.	1,215,884
128,464		Corporate Express Australia Ltd.	533,735
1,288,687		CSR Ltd.	3,232,846
458,949	L	David Jones Ltd.	1,287,469
248,421		Galileo Shopping America Trust	233,771
172,938		Harvey Norman Holdings Ltd.	484,395
66,129		Incitec Pivot Ltd.	1,260,989
309,406		Investa Property Group	574,707
13,716		Iress Market Technology Ltd.	71,384
254,456	L	Jubilee Mines NL	2,567,198
409,579		Just Group Ltd.	1,245,038
138,137	@	Kagara Zinc Ltd.	796,410
52,624	L	MacArthur Coal Ltd.	184,818
356,443		Macquarie DDR Trust	336,733
557,516		Macquarie Office Trust	645,483
310,057		Macquarie ProLogis Trust	291,512
190,145	L	MFS Ltd.	604,447
64,869	@	Miller's Retail Ltd.	95,254
604,392		Minara Resources Ltd.	2,530,956
518,301		Mincor Resources NL	740,100
21,841		Origin Energy Ltd.	121,255
1,105,242		Oxiana Ltd.	2,860,899
196,590	L	Perilya Ltd.	666,663
195,610	@	PMP Ltd.	271,986
34,544		Ramsay Health Care Ltd.	287,664
641,897	L	Seek Ltd.	2,645,470
37,620		Seven Network Ltd.	268,005
21,296	L	Spotless Group Ltd.	74,327
478,015	@	Tap Oil Ltd.	589,222
288,842	L	Timbercorp Ltd.	652,693
279,665		Tishman Speyer Office Fund	528,456
45,799		Transfield Services Ltd.	312,284
61,947	L	Transpacific Industries Group Ltd.	388,227
68,344		United Group Ltd.	772,598
197,188		Zinifex Ltd.	2,334,638
			41,701,391
		Austria: 0.5%
9,592		Andritz AG	1,733,509
18,364	@	Austrian Airlines	167,516
13,141	@	Oesterreichische Post AG	589,214
10,120	@	Zumtobel AG	255,006
			2,745,245
		Belgium: 0.7%
10,488		Bekaert SA	1,118,659
1,535		Cofinimmo	290,912
45,542		Compagnie Maritime Belge SA	1,676,987

Shares			Value
11,154		Cumerio	$250,412
9,804		Euronav NV	302,051
5,538		EVS Broadcast Equipment SA	300,306
			3,939,327
		Bermuda: 0.1%
60,019		Catlin Group Ltd.	572,089
			572,089
		Brazil: 0.1%
48,300		Cia Brasileira de Petroleo Ipiranga	428,531
15,250		Metalurgica Gerdau SA	275,590
			704,121
		British Virgin Islands: 0.0%
69,618		Empire Online Ltd.	59,760
			59,760
		Canada: 4.3%
121,600	@	Algoma Steel, Inc.	3,654,660
283,000		AUR Resources, Inc.	5,478,801
142,100	@	Breakwater Resources Ltd.	198,670
7,900		Cinram International Income Fund	155,897
8,600		Crescent Point Energy Trust	154,853
10,500		Focus Energy Trust	219,453
8,900		Harvest Energy Trust	261,147
920	@	Horizon North Logistics, Inc.	3,031
21,000		Inmet Mining Corp.	1,046,307
83,900		IPSCO, Inc.	7,708,983
5,200		Laurentian Bank Of Canada	134,521
136,600	@	Lionore Mining Intl. Ltd.	1,151,968
67,154	@	Lundin Mining Corp.	2,407,010
34,700	L	Methanex Corp.	785,806
6,700		Mosaid Technologies, Inc.	166,165
14,400		Northbridge Financial Corp.	397,524
125,200	@	Northgate Minerals Corp.	402,486
7,400	@,L	Novatel, Inc.	276,094
3,200		Rothmans, Inc.	57,705
10,400		Vermilion Energy Trust	340,817
			25,001,898
		China: 2.1%
3,002,000	L	Angang New Steel Co., Ltd.	3,057,758
536,000		Anhui Expressway Co.	364,017
785,000	@,L	Celestial Nutrifoods Ltd.	862,190
324,000		Dongfang Electrical Machinery Co., Ltd.	623,155
104,000		Hengan International Group Co., Ltd.	249,895
4,006,074	L	Jiangxi Copper Co., Ltd.	4,331,204
3,633,000	@	Synear Food Holdings Ltd.	2,730,351
			12,218,570
		Denmark: 2.3%
1,900		Amagerbanken A/S	122,858
9,400	L	Auriga Industries	261,034
130		D/S Norden	81,649
61,700	L	D/S Torm A/S	3,337,632
5,725		East Asiatic Co., Ltd. A/S	287,883
8,600	@	Genmab A/S	383,865
15,150	@,L	Jyske Bank	901,992

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND  AS OF OCTOBER 31, 2006 (CONTINUED)

Shares			Value
		Denmark (continued)
875		Sjaelso Gruppen	$252,485
94,710		Sydbank A/S	3,739,605
28,500	@	Topdanmark A/S	4,025,847
			13,394,850
		Finland: 1.0%
41,060		Cargotec Corp.	1,867,702
12,200		Finnair OYJ	191,179
40,800		KCI Konecranes OYJ	879,404
8,673		Kesko OYJ	409,537
9,050		Nokian Renkaat OYJ	173,511
29,100	@,L	Oriola-KD OYJ	103,994
15,200		Ramirent OYJ	694,886
52,050		Rautaruukki OYJ	1,720,923
			6,041,136
		France: 4.8%
6,205		BioMerieux	387,129
10,024		CFF Recycling	353,290
1,109		CNP Assurances	116,516
6,234	@,L	Compagnie Generale de Geophysique SA	1,062,003
105,618	L	Etablissements Maurel et Prom	2,410,184
12,432		Haulotte Group	315,021
26,428	L	Kaufman & Broad SA	1,521,235
52,406		Neopost SA	6,397,793
41,400		Nexans SA	3,715,542
120,346		Nexity	8,287,186
1,569		Pierre & Vacances	180,032
3,697	L	Rallye SA	176,915
953		Societe Fonciere Financiere et de Participations FFP	208,148
44,421	@,L	Ubisoft Entertainment	2,738,857
			27,869,851
		Germany: 6.3%
22,672	@	Air Berlin PLC	434,070
15,544	L	Balda AG	103,559
9,518		Continental AG	1,065,930
3,302		CTS Eventim AG	113,907
5,783	@	Demag Cranes AG	208,879
212,193	@	Deutz AG	2,144,917
25,025	@	EM.TV AG	104,840
107,910	@	EpCos. AG	1,739,208
11,748		Gildemeister AG	117,171
4,846	@	Hannover Rueckversicherung AG	205,651
11,055	@	Jenoptik AG	101,045
3,627	@	Lanxess	166,052
34,198		Leoni AG	1,302,848
8,213		Linde AG	814,197
10,565		MPC Muenchmeyer Petersen Capital AG	933,209
167,042		MTU Aero Engines Holding AG	6,852,047
8,386		Pfeiffer Vacuum Technology AG	564,587
89,464		Praktiker Bau-und Heimwerkermaerkte AG	2,847,492
37,691		Salzgitter AG	4,045,238
204,846	@	SGL Carbon AG	4,515,622
81,767	@	Vivacon AG	2,021,533
5,866		Vossloh AG	365,944
42,652		Wincor Nixdorf AG	5,919,295
34,913	@	Wirecard AG	297,229
			36,984,470

Shares			Value
		Greece: 0.7%
68,564	@	Aegek SA	$76,798
95,217	L	Tsakos Energy Navigation Ltd.	4,221,922
			4,298,720
		Hong Kong: 2.9%
152,000	@	AAC Acoustic Technology Holdings, Inc.	176,159
373,000	L	ASM Pacific Technology	1,931,493
2,630,000		Cnpc Hong Kong Ltd.	1,315,782
676,000		Cosco International Holdings Ltd.	246,446
1,408,000		Emperor International Holdings	329,297
1,108,500	L	Jinhui Shipping & Transportation Ltd.	4,288,353
434,000	L	Midland Holdings Ltd.	214,857
249,000		Pacific Andes Holdings Ltd.	105,451
1,659,000	L	Pacific Basin Shipping Ltd.	1,066,230
972,000		Skyworth Digital Holdings Ltd.	109,804
6,794,000		Solomon Systech International Ltd.	1,186,544
197,000		Television Broadcasts Ltd.	1,128,762
8,040,000		Titan Petrochemicals Group Ltd.	557,234
100,194		Vtech Holdings Ltd.	502,766
371,500		Wing Hang Bank Ltd.	3,611,665
			16,770,843
		Indonesia: 0.0%
41,000		International Nickel Indonesia Tbk PT	117,983
			117,983
		Ireland: 0.1%
44,400		C&C Group PLC	737,588
2,100		FBD Holdings PLC	106,149
			843,737
		Israel: 0.1%
9,449		Elbit Systems Ltd.	297,948
			297,948
		Italy: 1.6%
29,455		ASM	139,601
35,706	L	Autostrada Torino-Milano S.p.A.	758,345
69,262		Azimut Holding S.p.A.	783,086
220,621		Banca Finnat Euramerica S.p.A.	292,849
22,867		Banca Popolare di Milano SCRL	338,301
9,431		Banche Popolari Unite SCPA	258,904
10,725		Banco di Desio e della Brianza S.p.A.	100,825
44,618		Benetton Group S.p.A.	843,979
10,209		Biesse S.p.A.	168,290
78,629	@	Buongiorno S.p.A.	416,617
194,213		Cremonini S.p.A.	562,067
2,907		Fondiaria-Sai S.p.A.	129,325
42,453		Marzotto S.p.A.	187,895
57,656		Milano Assicurazioni S.p.A.	447,749
35,248		Premafin Finanziaria S.p.A.	103,247
121,194		Recordati S.p.A.	931,613
41,115		Sogefi S.p.A.	281,237
1,851		Tod's S.p.A.	160,561
593,284		Unipol S.p.A.	2,048,995
17,404		Valentino Fashion Group S.p.A.	623,474
			9,576,960

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND  AS OF OCTOBER 31, 2006 (CONTINUED)

Shares			Value
		Japan: 22.9%
109,100	L	Abilit Corp.	$438,717
9,000		Aeon Fantasy Co., Ltd.	320,159
42,400	L	Aichi Corp.	443,964
26,000		Air Water, Inc.	248,864
280,700		AOC Holdings, Inc.	5,134,584
132,000	L	Asahi Soft Drinks Co., Ltd.	1,925,705
10,000		Asia Securities Printing Co., Ltd.	87,265
356,000		Atsugi Co., Ltd.	525,962
12,000		Awa Bank Ltd.	68,204
24		Axell Corp.	75,846
4,400	@	Bank of the Ryukyus Ltd.	83,594
27,000		BMB Corp.	82,631
12,400		BML, Inc.	256,029
110,601	L	Bosch Corp.	624,182
233,700	L	Capcom Co., Ltd.	4,284,670
92,800		Century Leasing System, Inc.	1,268,935
17,300	@	Chiba Kogyo Bank Ltd.	271,629
1,008,000	@,L	Chori Co., Ltd.	1,714,007
33,800		Chubu Steel Plate Co., Ltd.	333,760
828,000		Daiichi Chuo Kisen Kaisha	1,745,537
57,000		Daiichi Jitsugyo Co., Ltd.	272,208
19,000		Daimei Telecom Engineering Corp.	165,116
7,900		Daiseki Co., Ltd.	190,365
44,000		Daito Bank Ltd.	63,804
265,000	L	Daiwa Industries Ltd.	1,669,355
6,500		Daiwabo Information System Co., Ltd.	81,497
193,500	@,L	DIA Kensetsu Co., Ltd.	323,379
119,900	L	Diamond Lease Co., Ltd.	6,045,012
23,400		Disco Corp.	1,388,453
11	@	e-machitown Co., Ltd.	93,154
20,900		Eizo Nanao Corp.	513,731
12,000		Excel Co., Ltd.	219,445
10,000		Ezaki Glico Co., Ltd.	95,946
12,900	L	Foster Electric Co., Ltd.	153,485
374,000	@,L	Fuji Kosan Co., Ltd.	493,303
53,700		Fuji Machine Manufacturing Co., Ltd.	1,063,010
116,000		Fujikura Ltd.	1,236,744
53,300		Fujitsu Frontech Ltd.	450,764
195,000	@,L	Fujitsu General Ltd.	454,950
574	L	Geo Co., Ltd.	1,200,992
2		GMO Payment Gateway, Inc.	3,961
5,010	L	Gulliver International Co., Ltd.	431,259
4,000		Hakudo Co., Ltd.	78,981
6,300		Happinet Corp.	114,236
198,000	@,L	Haseko Corp.	679,790
6,000		Hirano Tecseed Co., Ltd.	74,149
111,000		Hitachi Cable Ltd.	567,115
25,800		Hosiden Corp.	285,267
15,000		Hyakugo Bank Ltd.	95,577
79,000		IBJ Leasing Co., Ltd.	1,975,348
151,300	L	Iino Kaiun Kaisha Ltd.	1,314,401
46,000		Inabata & Co., Ltd.	345,901
41,200	L	Izumi Co., Ltd.	1,531,023
38,900		Japan Airport Terminal Co., Ltd.	458,990
667,000		JFE Shoji Holdings, Inc.	2,782,853
69,000		Jidosha Buhin Kogyo Co., Ltd.	237,414
38,000	L	Joshin Denki Co., Ltd.	215,018
135,000		Juki Corp.	750,611
16,000		Juroku Bank Ltd.	90,477
25,000	L	Kanamoto Co., Ltd.	180,884

Shares			Value
33,000		Kandenko Co., Ltd.	$199,683
59,900		Kanto Auto Works Ltd.	762,925
49,200	@,L	Kanto Tsukuba Bank Ltd.	542,425
209,000	@,L	Kawai Musical Instruments Manufacturing Co., Ltd.	372,592
118,100		Keihin Corp.	2,820,566
20,000		Keiyo Bank Ltd.	114,670
1,703,000		Kenwood Corp.	3,282,989
11,200		Komatsu Electronic Metals Co., Ltd.	447,825
33,900		Kyoden Co., Ltd.	151,580
474,324	L	Kyoei Tanker Co., Ltd.	1,313,725
129,000	@	Kyushu-Shinwa Holdings, Inc.	156,074
44,000		Maeda Road Construction Co., Ltd.	303,817
13,000		Mie Bank Ltd.	69,865
468,000	@,L	Mitsubishi Paper Mills Ltd.	852,007
64,000	L	Mitsubishi Steel Manufacturing Co., Ltd.	295,920
70,000		Mitsui Home Co., Ltd.	517,292
86,200	L	Mitsumi Electric Co., Ltd.	1,262,459
250,900	L	Mori Seiki Co., Ltd.	5,234,649
11,700		Moshi Moshi Hotline, Inc.	403,750
4,000		Nadex Co., Ltd.	36,971
8,000		Nagase & Co., Ltd.	97,408
328,000	L	Nakayama Steel Works Ltd.	1,086,463
28,700		NEC Fielding Ltd.	396,857
11,400		NEC Leasing Ltd.	238,698
240,000		Nichirei Corp.	1,282,394
10,300		Nifco, Inc.	211,229
10,500	L	Nihon Dempa Kogyo Co., Ltd.	430,186
11,000		Nippei Toyama Corp.	75,692
27,000		Nippo Corp.	202,893
14,000		Nippon Konpo Unyu Soko Co., Ltd.	171,402
9,000		Nippon Seiki Co., Ltd.	214,555
31,000		Nippon Thompson Co., Ltd.	292,993
829,500	L	Nippon Yakin Kogyo Co., Ltd.	4,148,111
21,000		Nippon Yusoki Co., Ltd.	91,634
3,800		Nishio Rent All Co., Ltd.	64,854
628,000	L	Nissan Diesel Motor Co., Ltd.	1,966,918
201,100		Nissin Kogyo Co., Ltd.	4,808,640
62,000		Nittetsu Mining Co., Ltd.	488,342
4,300		Optex Co., Ltd.	120,100
12,800	L	Osaka Steel Co., Ltd.	220,164
68,000		Pacific Industrial Co., Ltd.	392,830
374,000		Pacific Metals Co., Ltd.	3,208,615
30,100		Parco Co., Ltd.	361,223
136,000		Press Kogyo Co., Ltd.	590,241
44,800		Ricoh Leasing Co., Ltd.	1,101,226
10,800	L	Ryoyo Electro Corp.	152,267
15,000		San-Ai Oil Co., Ltd.	57,049
97,700		Santen Pharmaceutical Co., Ltd.	2,548,895
63,400	L	Sanyo Electric Credit Co., Ltd.	1,072,803
7,500		Satori Electric Co., Ltd.	111,517
101		Secured Capital Japan Co., Ltd.	315,477
24,700		Shinki Co., Ltd.	119,788
203,000		Shinko Plantech Co., Ltd.	1,525,683
20,000		Shinmaywa Industries Ltd.	98,409
496,000		Shinwa Kaiun Kaisha Ltd.	1,682,545
80,000		Shizuoka Gas Co., Ltd.	583,510
229		Starbucks Coffee Japan Ltd.	99,061
13,400	L	STB Leasing Co., Ltd.	233,867

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND  AS OF OCTOBER 31, 2006 (CONTINUED)

Shares			Value
		Japan (continued)
399,000		Sumikin Bussan Corp.	$1,452,495
144,800		Sumisho Lease Co., Ltd.	8,612,283
33,200	L	Tachi-S Co., Ltd.	251,942
109,000		Taihei Kogyo Co., Ltd.	347,206
75,000		Takagi Securities Co., Ltd.	328,667
48,000		Takisawa Machine Tool Co., Ltd.	118,798
87,000		TBK Co., Ltd.	414,925
36,000		TCM Corp.	102,798
122		Tempstaff Co., Ltd.	190,493
96,000		Toa Corp.	110,681
130,000		Toagosei Co., Ltd.	498,775
29,000		Toei Co., Ltd.	193,965
21,800	L	Tokyo Leasing Co., Ltd.	286,722
92,000		Tokyo Tekko Co., Ltd.	734,633
2,700		Tokyu Community Corp.	82,464
10,000	L	Tokyu Livable, Inc.	831,504
3,000		Tomen Electronics Corp.	57,307
333,000	L	Tonichi Carlife Group, Inc.	852,785
215,000		Toshiba Ceramics Co., Ltd.	1,095,149
363,000	@,L	Towa Real Estate Development Co., Ltd.	2,149,048
46,000		Toyo Suisan Kaisha Ltd.	672,103
115,000		Toyo Tire & Rubber Co., Ltd.	516,175
10,900		Toyota Auto Body Co., Ltd.	189,139
18,000		Trusco Nakayama Corp.	335,232
71,000	L	UFJ Central Leasing Co., Ltd.	3,538,932
57		Wowow, Inc.	146,500
16,830	@	Yamaguchi Financial Group, Inc.	210,672
11,000		Yamanashi Chuo Bank Ltd.	74,955
290,500		Yamato Kogyo Co., Ltd.	6,394,761
242,000		Yamazen Corp.	1,591,790
130,000	L	Yaskawa Electric Corp.	1,385,254
20,000		Yokogawa Bridge Corp.	88,229
25,500		Yonekyu Corp.	256,041
972,000	@,L	Yuasa Trading Co., Ltd.	1,741,536
15,000		Yusen Air & Sea Service Co., Ltd.	345,833
			134,528,327
		Liechtenstein: 0.1%
2,110		Verwalt & Privat-Bank AG	531,611
			531,611
		Malaysia: 0.2%
341,500		Digi.Com Bhd	1,112,186
677,700		Lion Industries Corp. Bhd	158,340
			1,270,526
		Netherlands: 2.9%
65,190		Aalberts Industries NV	5,114,756
6,864		Arcadis NV	335,324
13,848		Beter BED Holdings NV	309,238
46,436		Binck NV	738,352
7,451		Boskalis Westminster	543,416
30,956		Endemol NV	591,338
1,400		Exact Holding NV	41,877
1,969		Hunter Douglas NV	151,537
6,667		Imtech NV	370,609
4,214		Koninklijke DSM NV	192,121
13,903		Macintosh Retail Group NV	454,263
44,287		Nutreco Holding NV	2,639,098
33,400	L	OCE NV	509,322
1,137		OPG Groep NV	116,624

Shares			Value
4,551		Sligro Food Group NV	$269,930
23,720		Univar NV	1,188,094
84,866		USG People NV	3,464,236
			17,030,135
		New Zealand: 0.1%
36,567		Contact Energy Ltd.	182,484
45,042		Fletcher Building Ltd.	286,458
			468,942
		Norway: 1.0%
417,000		Acta Holding ASA	1,931,208
98,500		Cermaq ASA	1,214,147
19,100		Leroy Seafood Group ASA	301,091
130,600		Tandberg ASA	1,506,968
60,640	@	TGS Nopec Geophysical Co. ASA	1,084,237
			6,037,651
		Portugal: 0.0%
10,300	@	Impresa SGPS	57,598
8,465		Jeronimo Martins	161,948
			219,546
		Singapore: 1.6%
125,400		Jurong Technologies Industrial Corp., Ltd.	89,431
407,000		Labroy Marine Ltd.	487,746
196,000		MFS Technology Ltd.	113,548
2,091,000		MMI Holding Ltd.	1,341,254
216,000		Neptune Orient Lines Ltd.	282,339
335,000		Singapore Exchange Ltd.	966,346
257,000	L	Singapore Petroleum Co., Ltd.	749,681
2,172,000	@,L	STATS ChipPAC Ltd.	1,378,157
196,000		United Overseas Land Ltd.	503,571
7,193,000	@,L	United Test and Assembly Center Ltd.	3,367,810
			9,279,883
		South Korea: 2.9%
299	@	Amorepacific Corp.	154,855
13,600		Daeduck GDS Co., Ltd.	142,332
5,750		Daewoong Pharmaceutical Co., Ltd.	310,962
27,450		Dongbu Insurance Co., Ltd.	653,393
18,450		Dongkuk Steel Mill Co., Ltd.	348,130
143,450	L	Dongyang Mechatronics Corp.	593,437
1,607		GS Home Shopping, Inc.	132,218
18,900		Halla Engineering & Construction Corp.	436,755
17,450		Hanshin Construction	329,306
23,050	@	Hyosung Corp.	487,259
2,271		Hyundai Mipo Dockyard Co., Ltd.	301,011
23,310		INI Steel Co.	826,598
3,900		Korea Gas Corp.	152,658
9,114		Korea Zinc Co., Ltd.	1,004,673
26,960		Korean Petrochemical Industrial Co.	841,204
10,256		Kyeryong Construction Industrial Co., Ltd.	419,711
12,690		LG Chem Ltd.	516,490
46,510		LG Petrochemical Co., Ltd.	1,107,687
121		Lotte Chilsung Beverage Co., Ltd.	152,536

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND  AS OF OCTOBER 31, 2006 (CONTINUED)

Shares			Value
		South Korea (continued)
12,320	@	Lotte Tour Development Co., Ltd.	$235,352
20,580		LS Cable Ltd.	864,135
89,020		Meritz Fire & Marine Insurance Co., Ltd.	557,545
575		Nong Shim Co., Ltd.	156,144
1,575		Pacific Corp.	218,971
44,384		People & Telecommunication, Inc.	531,600
9,830		Poongsan Corp.	216,474
219,842		S&T Dynamics Co., Ltd.	1,422,195
28,830		SeAH Steel Corp.	955,322
39,460		SFA Engineering Corp.	1,234,049
7,770		SK Chemicals Co., Ltd.	343,233
30,100		SKC Co., Ltd.	726,495
36,190		Woori Investment & Securities Co., Ltd.	720,151
			17,092,881
		Spain: 1.8%
557,046	@,L	Avanzit SA	2,983,020
1,148		Cementos Portland Valderrivas SA	130,455
1,377		Fomento de Construcciones y Contratas SA	119,920
50,321	@	Grifols SA	526,980
1,231,170		Iberia Lineas Aereas de Espana	3,863,994
42,330	@	La Seda de Barcelona SA	117,161
7,107		Mecalux SA	273,355
46,271		Obrascon Huarte Lain SA	1,174,948
192,354	L	Uralita SA	1,226,207
			10,416,040
		Sweden: 2.3%
16,000		Avanza AB	255,922
170,700		D Carnegie AB	3,255,238
32,500		Fabege AB	756,915
13,400		Intrum Justitia AB	138,728
282,800		JM AB	5,565,680
159,600	L	Lindex AB	2,122,200
13,000	@	Micronic Laser Systems AB	116,919
16,300		Nobia AB	578,006
14,700		Saab AB	414,266
20,000		Trelleborg AB	420,382
			13,624,256
		Switzerland: 4.0%
35,056	@	Actelion NV	5,887,552
1,339		AFG Arbonia-Forster Holding	469,893
21,762		Baloise Holding AG	2,079,513
1,295	@	Barry Callebaut AG	626,037
4,540		Bucher Industries AG	459,258
9,597	@	Charles Voegele Holding AG	756,298
202,074		Converium Holding AG	2,581,648
2,153		Geberit AG	2,802,781
3,989	@	Georg Fischer AG	2,039,784
3,016		Helvetia Patria Holding	953,065
80		Hiestand Holding AG	87,438
125,100	L	Kudelski SA	3,858,974
4,596	@	Partners Group	442,440
995		Rieter Holding AG	471,771
			23,516,452

Shares			Value
		Taiwan: 1.6%
19,561		AV Tech Corp.	$84,565
441,000	@	Chunghwa Picture Tubes Ltd.	84,094
552,000	@	Compeq Manufacturing Co.	236,150
223,022		Coretronic Corp.	270,754
188,700		Everlight Electronics Co., Ltd.	495,849
1,884,158		Micro-Star International Co., Ltd.	1,011,207
4,167,227		Nanya Technology Corp.	2,940,136
68,851		Phison Electronics Corp.	355,540
86,097		POU Chen Corp.	73,736
302,000		Powertech Technology, Inc.	867,423
464,450		Quanta Storage, Inc.	599,951
365,000		Sanyang Industrial Co., Ltd.	195,116
56,000		Syntech Information Co., Ltd.	78,072
29,000		Tung Ho Steel Enterprise Corp.	23,959
740,000		U-Ming Marine Transport Corp.	866,541
385,220		Unimicron Technology Corp.	436,288
410,052		Vanguard International Semiconductor Corp.	274,407
327,000	@	Walsin Lihwa Corp.	157,690
171,229		Wistron Corp.	197,891
			9,249,369
		Thailand: 0.1%
361,500		Aromatics Thailand PCL	344,429
457,300		Thoresen Thai Agencies PCL	330,181
			674,610
		Turkey: 1.9%
51,189		Akcansa Cimento AS	274,752
92,010	@	Aksa Akrilik Kimya Sanayii	971,444
117,470		Aksigorta	486,501
181,497	@	Ayen Enerji	299,404
213,824		Bolu Cimento Sanayii	455,573
276,305		Bossa Ticaret Sanayi Isletme	305,302
310,212		Doktas Dokumculuk Ticaret	924,724
86,391		Eregli Demir ve Celik Fabrikalari TAS	495,047
47,774		Ford Otomotiv Sanayi AS	334,876
28,916	@	Goodyear Lastikleri TAS	469,006
746,616	@	Ihlas Holding	294,528
134,441		Is Gayrimenkul Yatirim Or	264,380
75,798		Mardin Cimento Sanayii	452,896
44,544	@	Migros Turk TAS	509,398
264,065	@	Park Elektrik Madencilik Sanayi Ve Ticaret AS	1,424,781
1		Petrol Ofisi	2
172,470	@	TAT Konserve	262,506
64,932		Trakya Cam Sanyii AS	180,356
180,073		Turcas Petrolculuk AS	568,905
183,222	@	Turk Hava Yollari	822,049
116,807	@	Turk Sise Ve Cam Fabrikalari	447,833
38,838		Turk Traktor ve Ziraat Makineleri AS	399,176
238,887	@	Vestel Elektronik Sanayi	628,028
			11,271,467
		United Kingdom: 15.8%
121,316		Admiral Group PLC	2,146,986
170,706		Aegis Group PLC	433,842
18,619		Aga Foodservice Group PLC	144,003
207,118		Aggreko PLC	1,394,842
676,993		Ashtead Group PLC	1,842,987
5,234		Atkins WS PLC	87,145

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND  AS OF OCTOBER 31, 2006 (CONTINUED)

Shares			Value
		United Kingdom (continued)
28,537		Babcock International Group	$203,504
13,103		Bellway PLC	336,036
165,188		Brit Insurance Holdings PLC	1,020,083
86,491		Britvic PLC	393,828
226,323		Burren Energy PLC	3,588,323
22,732		Carillion PLC	166,538
405,617	@	Charter PLC	7,129,373
7,366		Chemring Group PLC	222,429
166,447		Cookson Group PLC	1,838,699
1,055,311		Countrywide PLC	10,359,537
21,962		Cranswick PLC	316,554
109,217	@	CSR PLC	1,576,517
74,349		Dairy Crest Group PLC	866,034
438,243	@	Dana Petroleum PLC	10,050,148
26,163		De La Rue PLC	309,366
89,235	@	easyJet PLC	893,632
96,214		Enodis PLC	340,210
278,107		First Choice Holidays PLC	1,194,513
203,510		Greene King PLC	3,711,348
18,971	@	Gyrus Group PLC	131,107
40,727		Hiscox PLC	205,849
5,026		Homeserve PLC	170,373
51,706		IG Group Holdings PLC	250,465
239,442		Inchcape PLC	2,358,503
40,098		Intermediate Capital Group PLC	1,116,885
43,900		Intertek Group PLC	687,884
39,366		Keller Group PLC	567,328
61,542		Matalan PLC	231,277
148,148		Mcbride PLC	498,085
1,537,531		Michael Page International PLC	11,835,774
56,010	@	NETeller PLC	153,938
8,024		Next PLC	287,577
98,920		Northern Foods PLC	167,312
5,729		Northern Rock PLC	130,813
28,216		Northgate PLC	587,224
122,823		Paragon Group of Cos., LLC	1,571,451
686,950		Pendragon PLC	6,923,306
101,392		Photo-Me International PLC	189,276
1,093,545	@	Pipex Communications PLC	245,105
52,026		Redrow PLC	607,853
111,478	@	Regus Group PLC	226,709
22,330		Rotork PLC	333,922
23,683		Savills PLC	272,367
221,716		SIG PLC	4,217,216
6,689		Speedy Hire PLC	131,880
609,480		Sportingbet PLC	566,964
45,317		St. James's Place PLC	331,552
98,044		Stagecoach Group PLC	259,846
39,404		Sthree PLC	274,323
110,030		Telent PLC	1,038,517
57,039		TT electronics PLC	241,934
26,075		Ultra Electronics Holdings	554,981
14,728	@	Venture Production PLC	224,680
164,386		VT Group PLC	1,504,987
31,059		Wetherspoon (J.D.) PLC	331,407
9,919		Wilson Bowden PLC	329,677
287,630	@	Wolfson Microelectronics PLC	1,578,708
1,152,729		Woolworths Group PLC	806,763
			92,710,295

Shares			Value
		United States: 0.1%
34,069	@,L	GigaMedia Ltd.	$329,447
			329,447
Total Common Stock (Cost $480,167,318)			551,390,337
PREFERRED STOCK: 1.5%
		Germany: 1.1%
29,532		Hugo Boss AG	1,375,257
185,092		ProSieben SAT.1 Media AG	5,341,885
			6,717,142
		Italy: 0.4%
77,281		Instituto Finanziario Industriale S.p.A.	2,103,596
			2,103,596
Total Preferred Stock (Cost $7,223,627)			8,820,738
Total Long-Term Investments (Cost $487,390,945)			560,211,075

Principal Amount		Value
SHORT-TERM INVESTMENTS: 21.3%
	U.S. Government Agency Obligations: 4.8%
$28,284,000	Federal Home Loan Bank, 4.760%, due 11/01/06	$28,280,260
Total U.S. Government Agency Obligations (Cost $28,280,260)		28,280,260
	Securities Lending Collateralcc: 16.5%
96,584,000	The Bank of New York Institutional Cash Reserves Fund	96,584,000
Total Securities Lending Collateral (Cost $96,584,000)		96,584,000
Total Short-Term Investments (Cost $124,864,260)		124,864,260

Total Investments in Securities (Cost $612,255,205)*	116.8%	$685,075,335
Other Assets and Liabilities - Net	(16.8)	(98,622,747)
Net Assets	100.0%	$586,452,588

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at October 31, 2006.

*  Cost for federal income tax purposes is $613,765,222.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$97,460,435
Gross Unrealized Depreciation	(26,150,322)
Net Unrealized Appreciation	$71,310,113

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND  AS OF OCTOBER 31, 2006 (CONTINUED)

Industry	Percentage of Net Assets
Advertising	0.1%
Aerospace/Defense	1.3
Agriculture	0.0
Airlines	1.1
Apparel	0.6
Auto Manufacturers	0.6
Auto Parts & Equipment	2.9
Banks	2.4
Beverages	1.2
Biotechnology	0.1
Building Materials	2.2
Chemicals	2.1
Coal	0.0
Commercial Services	4.4
Computers	1.3
Cosmetics/Personal Care	0.1
Distribution/Wholesale	2.3
Diversified Financial Services	7.6
Electric	0.3
Electrical Components & Equipment	1.8
Electronics	1.9
Engineering & Construction	2.6
Entertainment	0.2
Environmental Control	0.1
Food	2.5
Forest Products & Paper	0.1
Gas	0.1
Hand/Machine Tools	1.3
Healthcare - Products	0.1
Healthcare - Services	0.2
Holding Companies - Diversified	0.5
Home Builders	0.7
Home Furnishings	1.4
Household Products/Wares	0.2
Housewares	0.1
Insurance	3.3
Internet	0.6
Iron/Steel	6.2
Leisure Time	0.3
Machinery - Construction & Mining	0.1
Machinery - Diversified	1.8
Media	1.4
Metal Fabricate/Hardware	1.3
Mining	4.9
Miscellaneous Manufacturing	2.8
Office/Business Equipment	1.2
Oil & Gas	4.6
Oil & Gas Services	0.5
Packaging & Containers	0.0
Pharmaceuticals	1.8
Real Estate	5.0
REITS	0.1
Retail	4.0
Semiconductors	3.0
Shipbuilding	0.3
Software	1.2
Telecommunications	2.0
Textiles	0.1
Transportation	4.5
Trucking & Leasing	0.0
Other Long-Term Investments	0.1
Short-Term Investments	21.3
Other Assets and Liabilities - Net	(16.8)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE FUND  AS OF OCTOBER 31, 2006

Shares			Value
COMMON STOCK: 98.1%
		Bermuda: 1.7%
2,739,691		Tyco International Ltd.	$80,629,106
			80,629,106
		Brazil: 3.4%
7,745,531		Centrais Eletricas Brasileiras SA ADR	81,693,665
3,741,386	L	Contax Participacoes SA ADR	3,027,530
241,720	L	Embratel Participacoes SA ADR	3,935,202
2,532,786		Tele Norte Leste Participacoes SA ADR	36,649,413
1,208,600		Telecomunicacoes Brasileiras SA ADR	33,562,822
111,928	L	Tim Participacoes SA ADR	3,760,781
776,726	@,L	Vivo Participacoes SA ADR	2,710,774
			165,340,187
		Canada: 2.3%
12,138,000	@	Bombardier, Inc.	41,830,945
31,533,700	@	Nortel Networks Corp.	70,320,151
			112,151,096
		France: 9.2%
9,548,000		Alcatel SA	121,207,821
1,054,190		Carrefour SA	64,209,965
1,164,147		Electricite de France	70,362,839
3,936,200		France Telecom SA	102,506,408
1,030,550		Sanofi-Aventis	87,752,998
			446,040,031
		Germany: 9.3%
2,268,600		DaimlerChrysler AG	129,094,192
9,731,119		Deutsche Telekom AG	169,210,946
411,200		Hypo Real Estate Holding AG	25,907,798
2,158,500	@	Infineon Technologies AG	26,234,498
1,023,817		Volkswagen AG	100,574,589
			451,022,023
		Hong Kong: 0.7%
1,624,636		Jardine Matheson Holdings Ltd.	32,492,720
			32,492,720
		Italy: 5.0%
10,705,782		Banca Intesa S.p.A.	73,133,276
10,329,085		Telecom Italia S.p.A.	31,286,946
23,951,100		Telecom Italia S.p.A. - RNC	60,498,637
9,564,300	@	UniCredito Italiano S.p.A.	79,529,210
			244,448,069
		Japan: 15.4%
812,400		Aiful Corp.	28,003,700
1,153,800		Astellas Pharma, Inc.	51,965,759
2,427,336		Daiichi Sankyo Co., Ltd.	72,129,290
960,000		Fuji Photo Film Co., Ltd.	35,668,442
16,660,700		Hitachi Ltd.	95,254,065
2,272,500		Millea Holdings, Inc.	85,569,791
4,566		Mitsubishi UFJ Financial Group, Inc.	57,915,932
7,099,000		Mitsui Sumitomo Insurance Co., Ltd.	87,988,785

Shares			Value
13,125		Nippon Telegraph & Telephone Corp.	$65,932,313
1,174,000		Ono Pharmaceutical Co., Ltd.	57,356,676
921,800		Sony Corp.	37,674,124
918,800		Takefuji Corp.	33,305,288
509,000		TDK Corp.	39,711,066
			748,475,231
		Mexico: 1.6%
2,942,320	L	Telefonos de Mexico SA de CV ADR	77,647,825
			77,647,825
		Netherlands: 9.8%
1,007,589		ABN Amro Holding NV	29,359,555
3,916,088		Aegon NV	71,957,716
1,737,200		Akzo Nobel NV	97,418,239
11,760,841	@	Koninklijke Ahold NV	123,888,139
3,566,100		Unilever NV	87,939,823
2,365,432		Wolters Kluwer NV	65,005,287
			475,568,759
		New Zealand: 0.8%
13,335,944		Telecom Corp. of New Zealand Ltd.	41,416,572
			41,416,572
		Portugal: 1.5%
5,774,576		Portugal Telecom SGPS SA	72,052,449
			72,052,449
		Singapore: 3.3%
1,805,191		DBS Group Holdings Ltd.	23,603,013
6,060,800	#	DBS Group Holdings Ltd. ADR	79,401,935
12,232,800		Oversea-Chinese Banking Corp.	54,940,068
			157,945,016
		South Korea: 5.3%
1,463,610		Korea Electric Power Corp.	56,417,293
2,745,880	L	Korea Electric Power Corp. ADR	54,313,506
183,200		KT Corp.	8,315,930
2,192,310	L	KT Corp. ADR	49,063,898
721,800		LG Electronics, Inc.	43,606,571
202,885		SK Telecom Co., Ltd.	43,939,259
			255,656,457
		Spain: 2.8%
7,078,302		Telefonica SA	136,271,212
			136,271,212
		Switzerland: 6.9%
491,890		Nestle SA	168,086,274
2,954,300		STMicroelectronics NV	51,113,021
91,700	L	Swisscom AG	32,058,930
328,715		Zurich Financial Services AG	81,208,962
			332,467,187
		Taiwan: 1.2%
103,807,949		United Microelectronics Corp.	57,561,348
			57,561,348

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE FUND  AS OF OCTOBER 31, 2006 (CONTINUED)

Shares			Value
		United Kingdom: 17.4%
2,964,800		British Sky Broadcasting PLC	$30,740,457
14,823,681		BT Group PLC	78,797,720
11,619,100		Compass Group PLC	62,086,461
3,066,000		GlaxoSmithKline PLC	81,710,745
10,956,576	@	Invensys PLC	47,619,524
33,530,226		ITV PLC	67,458,097
8,159,200		J Sainsbury PLC	60,955,292
8,372,051		Marks & Spencer Group PLC	104,729,147
7,908,400	@	Standard Life PLC	42,918,944
4,458,965		Unilever PLC	110,728,920
32,163,031		WM Morrison Supermarkets PLC	157,953,162
			845,698,469
		Venezuela: 0.5%
1,216,822		Cia Anonima Nacional Telefonos de Venezuela ADR	23,618,515
			23,618,515

Total Common Stock (Cost $3,649,752,054)		4,756,502,272
Principal Amount		Value
SHORT-TERM INVESTMENTS: 3.1%
	U.S. Government Agency Obligations: 1.7%
$83,036,000	Federal Home Loan Bank, 4.750%, due 11/01/06	$83,025,021
Total U.S. Government Agency Obligations (Cost $83,025,021)		83,025,021
	Securities Lending Collateralcc: 1.4%
68,412,000	The Bank of New York Institutional Cash Reserves Fund	68,412,000
Total Securities Lending Collateral (Cost $68,412,000)		68,412,000
Total Short-Term Investments (Cost $151,437,021)		151,437,021

Total Investments in Securities (Cost $3,801,189,075)*	101.2%	$4,907,939,293
Other Assets and Liabilities - Net	(1.2)	(59,950,181)
Net Assets	100.0%	$4,847,989,112

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@  Non-income producing security

ADR  American Depositary Receipt

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at October 31, 2006.

*  Cost for federal income tax purposes is $3,801,189,077.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,228,941,820
Gross Unrealized Depreciation	(122,191,604)
Net Unrealized Appreciation	$1,106,750,216
Industry	Percentage of Net Assets
Auto Manufacturers	4.7%
Banks	8.7
Chemicals	2.0
Computers	0.8
Diversified Financial Services	1.3
Electric	5.4
Electrical Components & Equipment	2.9
Food	16.0
Food Service	1.3
Holding Companies - Diversified	0.7
Home Furnishings	0.8
Insurance	7.6
Media	3.4
Miscellaneous Manufacturing	4.2
Pharmaceuticals	7.2
Retail	2.2
Semiconductors	2.8
Telecommunications	26.1
Short-Term Investments	3.1
Other Assets and Liabilities - Net	(1.2)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE CHOICE FUND  AS OF OCTOBER 31, 2006

Shares			Value
COMMON STOCK: 91.4%
		Australia: 3.2%
254,156		Alumina Ltd.	$1,331,401
36,300		Newcrest Mining Ltd.	675,250
			2,006,651
		Belgium: 2.8%
42,950		Belgacom SA	1,754,792
			1,754,792
		Brazil: 0.8%
52,500		Centrais Eletricas Brasileiras SA ADR	526,717
			526,717
		Canada: 10.5%
89,444		Barrick Gold Corp.	2,772,764
86,000	@	Ivanhoe Mines Ltd.	907,300
23,150		Magna International, Inc.	1,731,621
8,000		Opti Canada, Inc.	124,351
13,230		Suncor Energy, Inc.	1,014,080
			6,550,116
		Finland: 2.8%
110,000		Stora Enso OYJ	1,777,626
			1,777,626
		France: 7.6%
1,420		Areva SA	899,577
26,800	@	Gemalto Holding NV	599,987
15,150		Technip SA	914,218
25,130		Thales SA	1,161,385
17,400		Total SA	1,177,037
			4,752,204
		Germany: 3.2%
133,480	@	Premiere AG	2,023,868
			2,023,868
		Italy: 8.8%
192,300		Enel S.p.A.	1,841,726
39,180		ENI S.p.A.	1,185,187
980,240		Telecom Italia S.p.A.	2,476,011
			5,502,924
		Japan: 19.6%
120,000		Dai Nippon Printing Co., Ltd.	1,785,510
40,490		Daiichi Sankyo Co., Ltd.	1,203,177
41,600		Fuji Photo Film Co., Ltd.	1,545,632
87,000		Kirin Brewery Co., Ltd.	1,157,070
33,600	@	NEC Electronics Corp.	1,072,108
44,930		Nippon Telegraph & Telephone Corp. ADR	1,129,091
16,850		Promise Co., Ltd.	608,766
27,000		Sekisui House Ltd.	426,682
57,000		Shiseido Co., Ltd.	1,109,629
44,870		Takefuji Corp.	1,626,478
49,000		Wacoal Holdings Corp.	592,222
			12,256,365
		Mexico: 0.3%
35,580		Alfa SA de CV	197,834
			197,834

Shares			Value
		Netherlands: 3.3%
12,186		Aegon NV	$223,917
25,732		Royal Dutch Shell PLC ADR	1,852,704
			2,076,621
		Papua New Guinea: 0.9%
248,900		Lihir Gold Ltd.	535,547
			535,547
		South Africa: 3.4%
36,320		Anglogold Ashanti Ltd. ADR	1,546,142
3,450		Impala Platinum Holdings Ltd.	605,937
			2,152,079
		South Korea: 7.4%
60,130		Korea Electric Power Corp. ADR	1,189,371
98,760		KT Corp. ADR	2,210,249
27,200		Samsung SDI Co., Ltd.	1,257,518
			4,657,138
		Switzerland: 0.8%
12,270		Xstrata PLC	522,457
			522,457
		Taiwan: 3.9%
131,989		Chunghwa Telecom Co., Ltd. ADR	2,414,082
			2,414,082
		United Kingdom: 10.7%
24,300		Anglo American PLC	1,099,807
2,200		Anglo American PLC ADR	49,896
120,510		J Sainsbury PLC	900,299
23,140		Lonmin PLC	1,277,431
54,000		Tomkins PLC	249,975
82,500		United Utilities PLC	1,122,930
769,862		Vodafone Group PLC	1,983,745
			6,684,083
		United States: 1.4%
54,300	@	Apex Silver Mines Ltd.	857,940
			857,940
Total Common Stock (Cost $53,875,383)			57,249,044

Principal Amount		Value
SHORT-TERM INVESTMENTS: 5.2%
	U.S. Government Agency Obligations: 5.2%
$3,236,000	Federal Home Loan Bank, 4.760%, due 11/01/06	$3,235,572
Total Short-Term Investments (Cost $3,235,572)		3,235,572

Total Investments in Securities (Cost $57,110,955)*	96.6%	$60,484,616
Other Assets and Liabilities - Net	3.4	2,129,881
Net Assets	100.0%	$62,614,497

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE CHOICE FUND  AS OF OCTOBER 31, 2006 (CONTINUED)

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@  Non-income producing security

ADR  American Depositary Receipt

*  Cost for federal income tax purposes is $57,112,630.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$5,038,764
Gross Unrealized Depreciation	(1,666,778)
Net Unrealized Appreciation	$3,371,986
Industry	Percentage of Net Assets
Aerospace/Defense	1.9%
Apparel	0.9
Auto Parts & Equipment	2.8
Beverages	1.8
Commercial Services	2.8
Computers	1.0
Cosmetics/Personal Care	1.8
Diversified Financial Services	3.6
Electric	5.7
Electronics	2.0
Energy - Alternate Sources	1.4
Food	1.4
Forest Products & Paper	2.8
Holding Companies - Diversified	0.7
Home Builders	0.7
Insurance	0.4
Media	3.2
Mining	19.5
Miscellaneous Manufacturing	2.5
Oil & Gas	8.5
Oil & Gas Services	1.5
Pharmaceuticals	1.9
Semiconductors	1.7
Telecommunications	19.1
Water	1.8
Short-Term Investments	5.2
Other Assets and Liabilities - Net	3.4
Net Assets	100.0%

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING RUSSIA FUND  AS OF OCTOBER 31, 2006

Shares			Value
COMMON STOCK: 94.6%
		Banks: 14.8%
4,965,000		Promstroibank St. Petersburg	$7,050,300
100,000		Raiffeisen International Bank Holding AG	11,442,100
41,500		Sberbank RF	93,043,000
			111,535,400
		Beverages: 0.8%
138,000	@	Efes Breweries International NV GDR	4,209,000
56,800	@,#	Efes Breweries International NV GDR - Series 144A	1,732,400
			5,941,400
		Closed-end Funds: 1.0%
3,500,000		RenShares Utilities Ltd.	7,140,000
			7,140,000
		Cosmetics/Personal Care: 1.1%
189,500		Kalina	8,148,500
			8,148,500
		Electric: 4.9%
54,700,000		OGK-5 OJSC	5,032,400
42,000,000		Unified Energy System	31,668,000
			36,700,400
		Internet: 1.2%
880,000	@	RBC Information Systems	9,345,600
			9,345,600
		Iron/Steel: 3.5%
410,000	L	Mechel OAO ADR	9,102,000
3,495,000		Novolipetsk Steel	7,059,900
200,000		Novolipetsk Steel GDR	4,200,000
500,000		Severstal JSC	6,325,000
			26,686,900
		Metal Fabricate/Hardware: 1.3%
54,293	@,#	TMK OAO GDR	1,370,898
36,500		Vsmpo-Avisma Corp.	8,066,500
			9,437,398
		Mining: 8.5%
270,000		MMC Norilsk Nickel ADR	39,892,500
500,000	@,L	Polyus Gold Co ZAO ADR	23,750,000
			63,642,500
		Oil & Gas: 42.2%
1,305,000		LUKOIL ADR	105,444,000
515,000		NovaTek OAO GDR	29,973,000
7,400,000		OAO Gazprom	77,700,000
525,013		OAO Gazprom ADR	22,365,554
2,500,000	@	OAO Rosneft Oil Co. GDR	21,500,000
400,000		Surgutneftegaz ADR	25,320,000
105,000		Surgutneftegaz OJSC ADR	9,345,000
200,000	L	Tatneft ADR	18,400,000
3,200,000		TNK-BP Holding	7,328,000
			317,375,554
		Pharmaceuticals: 1.0%
35,000	L	Richter Gedeon Nyrt GDR	7,288,750
			7,288,750

Shares			Value
		Pipelines: 2.5%
9,000		Transneft	$18,909,000
			18,909,000
		Telecommunications: 11.8%
500,000		Mobile Telesystems Finance SA ADR	22,040,000
139,000	@	Moscow City Telephone	2,641,000
1,337,000		Rostelecom	6,711,740
111,500,000		Sibirtelecom	9,366,000
580,000	@	Sistema JSFC GDR	15,370,000
111,500,000		Uralsvyazinform	4,270,450
290,000	@	Vimpel-Communications OAO ADR	19,137,100
2,500,000		VolgaTelecom	9,500,000
			89,036,290
Total Common Stock (Cost $444,511,613)			711,187,692
PREFERRED STOCK: 0.8%
		Machinery - Diversified: 0.8%
45,100,000		Achinsk Refinery	5,863,000
Total Preferred Stock (Cost $3,164,703)			5,863,000
EQUITY-LINKED SECURITIES: 1.1%
		Equity Fund: 1.1%
500	#	Baskets - Russian Exchange (Counterparty: UBS)	8,400,000
Total Equity-Linked Securities (Cost $6,236,000)			8,400,000
Total Long-Term Investments (Cost $453,912,316)			725,450,692

Principal Amount		Value
SHORT-TERM INVESTMENTS: 5.2%
	Securities Lending Collateralcc: 5.2%
$39,103,000	The Bank of New York Institutional Cash Reserves Fund	$39,103,000
Total Short-Term Investments (Cost $39,103,000)		39,103,000

Total Investments in Securities (Cost $493,015,316)*	101.7%	$764,553,692
Other Assets and Liabilities - Net	(1.7)	(12,606,442)
Net Assets	100.0%	$751,947,250

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING RUSSIA FUND  AS OF OCTOBER 31, 2006 (CONTINUED)

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@  Non-income producing security

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at October 31, 2006.

*  Cost for federal income tax purposes is $493,859,399.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$273,800,983
Gross Unrealized Depreciation	(3,106,690)
Net Unrealized Appreciation	$270,694,293

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING EMERGING MARKETS FIXED INCOME FUND  AS OF OCTOBER 31, 2006

Principal Amount					Value
CORPORATE BONDS/NOTES: 16.1%
				Argentina: 0.6%
	$18,763	+,	I	Cia de Transporte de Energia Electrica de Alta Tension SA, 3.000%, due 12/15/16	$15,627
	66,163	+,	I	Cia de Transporte de Energia Electrica de Alta Tension SA, 9.000%, due 12/15/15	66,328
	94,558			Province of Mendoza, 5.500%, due 09/04/18	78,010
					159,965
				Czech Republic: 0.1%
	25,500			Transgas Co., 6.5000%, due 12/31/12	24,193
					24,193
				Germany: 1.8%
	400,000			Morgan Stanley Bank AG for OAO Gazprom, 9.625%, due 03/01/13	476,240
					476,240
				Indonesia: 1.1%
	100,000	#,C		Excelcomindo Finance Co. BV, 7.125%, due 01/18/13	100,250
	100,000	C		Indosat Finance Co. BV, 7.125%, due 06/22/12	100,936
	100,000	#		Majapahit Holding BV, 7.750%, due 10/17/16	103,000
					304,186
				Ireland: 0.3%
EUR	2,000,000			Dal Capital for Vneshtorgbank, 7.000%, due 04/13/09	75,882
					75,882
				Luxembourg: 1.6%
	$250,000			Gaz Capital for Gazprom, 8.625%, due 04/28/34	317,350
	100,000	+,	C	Kuznetski Capital for Bank of Moscow, 7.500%, due 11/25/15	102,665
					420,015
				Mexico: 5.8%
	650,000	S		Mexico Government International Bond, 11.500%, due 05/15/26	1,044,875
	420,000	S		Pemex Project Funding Master Trust, 8.625%, due 02/01/22	513,450
					1,558,325
				Philippines: 3.5%
	305,000	#		National Power Corp., 6.875%, due 11/02/16	305,000
	450,000			National Power Corp., 9.625%, due 05/15/28	544,173
	60,000			Philippine Government International Bond, 10.625%, due 03/16/25	83,775
					932,948
				United States: 1.3%
	252,290	#		Citigroup Funding, Inc., 6.000%, due 08/17/10	259,849

Principal Amount				Value
	$100,000		Pakistan Government International Bond, 7.125%, due 03/31/16	$100,564
				360,413
Total Corporate Bonds/Notes (Cost $4,223,719)				4,312,167
OTHER BONDS: 74.1%
			Argentina: 6.8%
ARS	1,000,000		Argentina Bonos, 2.000%, due 09/30/14	335,114
	$735,000		Argentina Government International Bond, 0.000%, due 12/15/35	79,468
ARS	200,000		Argentina Government International Bond, 5.830%, due 12/31/33	83,134
	$611,873		Argentina Government International Bond, 8.280%, due 12/31/33	617,686
	1,200,000	+	Province of Buenos Aires Argentina, 2.000%, due 05/15/35	576,600
	130,000	#	Province of Buenos Aires Argentina, 9.375%, due 09/14/18	126,642
				1,818,644
			Bosnia and Herzegovina: 1.1%
EUR	750,000		Bosnia & Herzegovina Government International Bond, 10.730%, due 12/11/17	308,330
				308,330
			Brazil: 9.1%
	$150,000		Brazil Government Bond, 8.250%, due 01/20/34	175,725
	480,000		Brazil Government Bond, 8.750%, due 02/04/25	582,000
	50,000		Brazil Government Bond, 8.875%, due 10/14/19	60,575
	400,000	C,S	Brazil Government Bond, 11.000%, due 08/17/40	527,300
	600,000		Brazilian Government International Bond, 10.125%, due 05/15/27	818,130
BRL	550,000		Federative Republic of Brazil, 12.500%, due 01/05/22	259,694
				2,423,424
			Colombia: 3.7%
	$100,000		Colombia Government Bond, 8.125%, due 05/21/24	113,050
	50,000		Colombia Government Bond, 10.000%, due 01/23/12	58,900
	58,000		Colombia Government Bond, 11.750%, due 02/25/20	83,085
	370,000		Republic of Colombia, 7.375%, due 01/27/17	393,495
	320,000		Republic of Colombia, 7.375%, due 09/18/37	331,680
				980,210

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING EMERGING MARKETS FIXED INCOME FUND  AS OF OCTOBER 31, 2006 (CONTINUED)

Principal Amount			Value
		Dominican Republic: 0.6%
$100,000	#	Dominican Republic International Bond, 8.625%, due 04/20/27	$111,350
54,649		Dominican Republic International Bond, 9.040%, due 01/23/18	62,709
			174,059
		Ecuador: 1.8%
100,000		Ecuador Government International Bond, 9.375%, due 12/15/15	107,950
375,000	+, C	Ecuador Government International Bond, 10.000%, due 08/15/30	376,313
			484,263
		El Salvador: 2.4%
200,000	#	El Salvador Government International Bond, 7.650%, due 06/15/35	219,600
360,000		El Salvador Government International Bond, 8.250%, due 04/10/32	423,540
			643,140
		Indonesia: 3.2%
370,000		Indonesia Government International Bond, 7.250%, due 04/20/15	390,277
400,000		Indonesia Government International Bond, 8.500%, due 10/12/35	475,694
			865,971
		Iraq: 2.0%
800,000	C	Republic of Iraq, 5.800%, due 01/15/28	540,000
			540,000
		Ivory Coast: 0.4%
400,000	I	Ivory Coast Government International Bond, 2.000%, due 03/30/18	96,000
			96,000
		Mexico: 0.4%
75,000		Mexico Government Bond, 8.300%, due 08/15/31	95,550
			95,550
		Nigeria: 0.4%
500,000	I	Central Bank of Nigeria, 5.092%, due 01/05/10	116,875
			116,875
		Pakistan: 0.4%
110,000		Pakistan Government International Bond, 7.875%, due 03/31/36	111,317
			111,317
		Panama: 1.0%
130,000		Panama Government Bond, 9.375%, due 04/01/29	169,325

Principal Amount				Value
	$95,000		Panama Government International Bond, 7.125%, due 01/29/26	$101,080
				270,405
			Peru: 2.9%
	120,000		Peru Government Bond, 7.350%, due 07/21/25	131,700
	200,000		Peru Government Bond, 9.875%, due 02/06/15	252,000
	300,000		Peru Government International Bond, 8.750%, due 11/21/33	381,750
				765,450
			Philippines: 3.8%
	630,000		Philippine Government International Bond, 7.750%, due 01/14/31	691,425
	50,000		Philippine Government International Bond, 9.375%, due 01/18/17	60,688
	200,000		Philippine Government International Bond, 9.875%, due 01/15/19	255,500
				1,007,613
			Russia: 6.1%
	490,000	+	Russia Government International Bond, 5.000%, due 03/31/30	550,028
	600,000	S	Russia Government International Bond, 12.750%, due 06/24/28	1,082,567
				1,632,595
			Supranational: 0.8%
TRY	400,000		European Investment Bank, 10.000%, due 01/28/11	217,475
				217,475
			Turkey: 7.6%
	$450,000		Republic of Turkey, 7.000%, due 09/26/16	452,223
	170,000		Turkey Government International Bond, 7.250%, due 03/15/15	175,100
	650,000		Turkey Government International Bond, 7.375%, due 02/05/25	655,564
	370,000		Turkey Government International Bond, 8.000%, due 02/14/34	395,900
	300,000		Turkey Government International Bond, 9.500%, due 01/15/14	346,875
				2,025,662
			Ukraine: 4.7%
	150,000		Credit Suisse First Boston International for City of Kiev Ukraine, 8.000%, due 11/06/15	153,908
	1,030,000		Ukraine Government International Bond, 7.650%, due 06/11/13	1,105,499
				1,259,407
			Uruguay: 4.3%
	250,000		Oriental Republic of Uruguay, 7.625%, due 03/21/36	258,500

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING EMERGING MARKETS FIXED INCOME FUND  AS OF OCTOBER 31, 2006 (CONTINUED)

Principal Amount			Value
		Uruguay (continued)
$400,000		Uruguay Government International Bond, 8.000%, due 11/18/22	$435,000
380,000		Uruguay Government International Bond, 9.250%, due 05/17/17	454,100
			1,147,600
		Venezuela: 10.6%
1,500,000		Venezuela Government International Bond, 5.750%, due 02/26/16	1,395,975
300,000	S	Venezuela Government International Bond, 8.500%, due 10/08/14	334,050
480,000	S	Venezuela Government International Bond, 9.250%, due 09/15/27	595,918
340,000		Venezuela Government International Bond, 13.625%, due 08/15/18	510,850
			2,836,793
Total Other Bonds (Cost $19,620,554)			19,820,783

Total Investments in Securities (Cost $23,844,273)*	90.2%	$24,132,950
Other Assets and Liabilities - Net	9.8	2,624,889
Net Assets	100.0%	$26,757,839

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

+  Step-up basis bonds. Interest rates shown reflect current coupon rates.

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

S  Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.

I  Illiquid security

Non-U.S. currency symbols utilized in the above portfolio are defined as follows:

ARS  Argentine Peso

BRL  Brazilian Real

EUR  Euro

TRY  Turkish New Lira

*  Cost for federal income tax purposes is $23,853,234.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$504,119
Gross Unrealized Depreciation	(224,403)
Net Unrealized Appreciation	$279,716

Industry	Percentage of Net Assets
Banks	0.7%
Diversified Financial Services	1.6
Electric	3.5
Foreign Government Bonds	74.9
Multi-National	0.8
Municipal	0.6
Oil & Gas	5.0
Regional (state/province)	2.4
Telecommunications	0.7
Other Assets and Liabilities - Net	9.8
Net Assets	100.0%

ING Emerging Markets Fixed Income Fund Futures Contracts as of October 31, 2006:

Contract Description	Number of Contracts	Notional Market Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Short Contracts U.S. Treasury Long Bond	12	(1,351,875)	12/19/06	$(20,407)
				$(20,407)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND  AS OF OCTOBER 31, 2006

Shares				Value
PREFERRED STOCK: 7.6%
			Banks: 7.6%
	30,000	C	Bank of America Corp.	$759,378
	48,000	#	Santander Bancorp.	1,200,000
Total Preferred Stock (Cost $1,950,000)				1,959,378
Principal Amount				Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 13.1%
		Federal National Mortgage Association: 13.1%
	$234,000	W	4.500%, due 11/15/18	$226,395
	267,000	W	5.000%, due 11/15/20	262,995
	977,000	W	5.000%, due 11/15/34	943,416
	221,000	W	5.500%, due 11/15/18	221,276
	857,000	W	5.500%, due 11/13/33	847,091
	441,000	W	6.000%, due 11/15/34	443,756
	432,000	W	6.500%, due 11/13/36	440,370
Total U.S. Government Agency Obligations (Cost $3,375,128)				3,385,299
U.S. TREASURY OBLIGATIONS: 19.1%
			U.S. Treasury Bonds: 10.7%
	2,106,000		4.500%, due 09/30/11	2,099,337
	383,000		4.500%, due 02/15/36	369,775
	292,000		4.875%, due 08/15/16	298,159
				2,767,271
			U.S. Treasury Notes: 8.4%
	1,480,000		4.625%, due 09/30/08	1,478,092
	290,000		4.625%, due 10/31/11	290,725
	400,000		4.875%, due 08/15/09	402,656
				2,171,473
Total U.S. Treasury Obligations (Cost $4,916,503)				4,938,744
ASSET-BACKED SECURITIES: 2.7%
		Automobile Asset-Backed Securities: 2.7%
	254,000	C,S	AmeriCredit Automobile Receivables Trust, 4.220%, due 07/06/09	251,427
	228,204	C,S	Chase Manhattan Auto Owner Trust, 2.780%, due 06/15/10	224,698
	232,608	C,S	Morgan Stanley Auto Loan Trust, 3.240%, due 03/15/12	228,571
Total Asset-Backed Securities (Cost $702,055)				704,696
OTHER BONDS: 41.3%
		Foreign Government Bonds: 41.3%
ARS	409,500		Argentina Bonos, 2.000%, due 09/30/14	138,516
EUR	900,000		Bundesobligation, 3.250%, due 04/17/09	1,138,046
EUR	1,250,000		Bundesrepublik Deutschland, 4.000%, due 07/04/16	1,629,502
EUR	620,000		Bundesrepublik Deutschland, 4.000%, due 01/04/37	814,435

Principal Amount				Value
EUR	170,000		Bundesschatzanweisungen, 3.250%, due 06/13/08	$215,522
CAD	845,000		Canadian Government Bond, 3.750%, due 06/01/08	749,442
EUR	930,000		France Government Bond OAT, 3.250%, due 04/25/16	1,140,263
EUR	915,000		Italy Buoni Poliennali Del Tesoro, 3.750%, due 08/01/16	1,149,156
JPY	97,000,000		Japan Government Five Year Bond, 1.200%, due 09/20/11	830,153
JPY	63,000,000		Japan Government Thirty Year Bond, 2.500%, due 06/20/36	544,939
TRY	506,000		Turkey Government Bond, 21.330%, due 08/13/08	245,970
GBP	273,000		United Kingdom Gilt, 4.000%, due 03/07/09	510,109
GBP	430,000		United Kingdom Gilt, 4.000%, due 09/07/16	787,911
GBP	273,000		United Kingdom Gilt, 4.250%, due 03/07/11	509,602
GBP	130,000		United Kingdom Gilt, 4.250%, due 03/07/36	259,064
Total Other Bonds (Cost $10,422,830)				10,662,630
Total Long-Term Investments (Cost $21,366,516)				21,650,747
SHORT-TERM INVESTMENTS: 16.8%
		Mutual Fund: 4.9%
$1,264,656**			ING Institutional Prime Money Market Fund	1,264,656
Total Mutual Fund (Cost $1,264,656)				1,264,656
		Repurchase Agreements: 11.9%
		3,084,000	Deutsche Bank Repurchase Agreement dated 10/31/06, 5.290%, due 11/01/06, $3,084,453 to be received upon repurchase (Collateralized by $3,132,000 Federal National Mortgage Association 5.800%, Market Value plus accrued interest $3,145,972, due 02/09/26).	3,084,000
Total Repurchase Agreement (Cost $3,084,000)				3,084,000
Total Short-Term Investments (Cost $4,348,656)				4,348,656

Total Investments in Securities (Cost $25,715,172)*	100.6%	$25,999,403
Other Assets and Liabilities - Net	(0.6)	(151,206)
Net Assets	100.0%	$25,848,197

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

**  Investment in affiliate

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND  AS OF OCTOBER 31, 2006 (CONTINUED)

rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

W  When-issued or delayed delivery security.

S  Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.

Non-U.S. currency symbols utilized in the above portfolio are defined as follows:

ARS  Argentine Peso

CAD  Canadian Dollar

EUR  Euro

JPY  Japanese Yen

TRY  Turkish New Lira

*  Cost for federal income tax purposes is $25,733,634.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$294,651
Gross Unrealized Depreciation	(28,882)
Net Unrealized Appreciation	$265,769

ING Global Bond Fund Futures Contracts as of October 31, 2006:

Contract Description	Number of Contracts	Notional Market Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
90-Day Eurodollar	25	5,914,688	12/18/06	$1,013
U.S. Treasury 2-Year Note	6	1,226,438	12/29/06	1,564
U.S. Treasury 5-Year Note	2	211,125	12/29/06	(41)
U.S. Treasury 10-Year Note	6	649,313	12/19/06	3,626
				$6,162
Short Contracts
90-Day Eurodollar	25	(5,923,750)	3/19/07	$(4,954)
U.S. Treasury Long Bond	2	(225,313)	12/19/06	(3,791)
				$(8,745)

ING Global Bond Fund Foreign Currency Holdings as of October 31, 2006:

Currency	Description	Market Value	Cost
EUR	Euro	$1,895,253	$1,890,235
JPY	Japanese Yen	3,744,834	3,802,948
GBP	Pound Sterling	(244)	(240)
		$5,639,843	$5,692,943

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING DIVERSIFIED INTERNATIONAL FUND  AS OF OCTOBER 31, 2006

Shares		Value
AFFILIATED INVESTMENT COMPANIES: 99.6%
616,241	ING Emerging Countries Fund - Class I	$18,314,694
3,188,871	ING Foreign Fund - Class I	59,886,994
6,716,629	ING Index Plus International Equity Fund - Class I	78,584,562
4,131,001	ING International Capital Appreciation Fund - Class I	47,217,338
676,765	ING International Real Estate Fund - Class I	7,877,542
279,794	ING International SmallCap Fund - Class I	13,248,243
2,969,674	ING International Value Choice Fund - Class I	36,853,651
		261,983,024

Total Investments in Securities (Cost $243,882,909)	99.6%	$261,983,024
Other Assets and Liabilities - Net	0.4	989,522
Net Assets	100.0%	$262,972,546

*  Cost for federal income tax purposes is $244,746,887.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$17,236,137
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$17,236,137

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended October 31, 2006 were as follows:

Fund Name	Type	Per Share Amount
ING Global Equity Dividend Fund
Class A	NII	$0.5078
Class B	NII	$0.4056
Class C	NII	$0.4065
All Classes	STCG	$0.1192
All Classes	LTCG	$0.0677
ING Global Natural Resources Fund
Class A	NII	$0.0150
ING Global Real Estate Fund
Class A	NII	$0.4643
Class B	NII	$0.3574
Class C	NII	$0.3582
Class I	NII	$0.5196
All Classes	STCG	$0.6350
All Classes	LTCG	$0.4226
ING Global Value Choice Fund
Class A	NII	$0.1411
Class B	NII	$—
Class C	NII	$0.0205
Class Q	NII	$0.1940
ING Emerging Countries Fund
Class A	NII	$0.1383
Class B	NII	$—
Class C	NII	$0.0726
Class M	NII	$0.0224
Class Q	NII	$0.1623
ING Foreign Fund
All Classes	LTCG	$0.3583
ING International Fund
Class A	NII	$0.1724
Class B	NII	$0.0881
Class C	NII	$0.0815
Class I	NII	$0.2166
Class Q	NII	$0.1987

Fund Name	Type	Per Share Amount
ING International Real Estate Fund
Class A	NII	$0.0579
Class B	NII	$0.0423
Class C	NII	$0.0368
Class I	NII	$0.0745
ING International SmallCap Fund
Class A	NII	$0.3272
Class B	NII	$0.0397
Class C	NII	$0.1123
Class Q	NII	$0.4086
ING International Value Fund
Class A	NII	$0.1550
Class B	NII	$0.0089
Class C	NII	$0.0286
Class I	NII	$0.2309
Class Q	NII	$0.1807
All Classes	STCG	$0.0801
All Classes	LTCG	$1.3347
ING International Value Choice Fund
Class A	NII	$0.0992
Class B	NII	$0.0822
Class C	NII	$0.0754
All Classes	STCG	$0.1629
ING Emerging Markets Fixed Income Fund
Class A	NII	$0.5677
Class B	NII	$0.5260
Class C	NII	$0.4060
ING Global Bond Fund
Class A	NII	$0.0619
Class B	NII	$0.0436
Class C	NII	$0.0419
Class I	NII	$0.0718

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended October 31, 2006, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Global Equity Dividend	17.72%
Global Natural Resources	79.69%
Global Value Choice	99.74%
International	0.71%

For the year ended October 31, 2006, the following are percentages of net investment income dividends paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

Global Equity Dividend	29.36%
Global Natural Resources	81.39%
Global Value Choice	100.00%
Emerging Countries	75.97%
International	86.27%
International Real Estate	10.85%
International SmallCap	100.00%
International Value	96.31%
International Value Choice	51.55%

Pursuant to Internal Revenue Code Section 871(k), the Funds designate the following percentages of net investment income distributions as interest-related dividends:

Global Equity Dividend	0.89%
Global Natural Resources	1.31%
Emerging Countries	1.55%
International	0.12%
International Real Estate	2.36%

TAX INFORMATION (UNAUDITED) (CONTINUED)

International SmallCap	0.01%
International Value Choice	0.24%
Emerging Markets Fixed Income	90.64%
Global Bond	33.97%

Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended October 31, 2006:

	Foreign Taxes Paid	Per Share Amount
Global Equity Dividend	$526,949	$0.0359
Emerging Countries	$646,698	$0.0031
Greater China	$61,628	$0.0277
Index Plus International Equity	$98,720	$0.0126
International	$207,394	$0.0205
International Capital Appreciation	$36,507	$0.0082
International Real Estate	$25,614	$0.0033
International SmallCap	$722,873	$0.0585
International Value	$11,807,474	$0.0522
International Value Choice	$101,173	$0.0201

Listed below are the gross income earned and foreign taxes paid by country for each fund shown above.

Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Global Equity Dividend

Country	Gross Income Earned	Foreign Tax Withheld
Netherlands Antilles	$29,817	$—
Australia	663,772	—
Belgium	180,727	23,292
Brazil	264,489	—
Canada	1,176,557	102,800
China	80,189	—
Denmark	77,901	11,685
France	227,934	34,190
Germany	233,829	35,074
Greece	69,671	—
Hong Kong	93,751	—
Ireland	63,183	—
Israel	74,783	14,650
Italy	990,700	144,763
Luxembourg	80,319	—
Mexico	41,224	—
Netherlands	221,214	25,781
New Zealand	140,608	21,091
Norway	76,149	11,422
Panama	67,143	—
Portugal	118,078	16,267
Singapore	74,706	—
South Africa	185,185	—
South Korea	138,238	22,741
Spain	38,608	5,791
Sweden	198,040	29,706
Taiwan	92,806	18,561
Thailand	91,336	9,134
United Kingdom	1,098,186	—
Subtotal	6,889,142	526,949
United States	2,914,542	—
Total	$9,803,685	$526,949

Emerging Countries

Country	Gross Income Earned	Foreign Tax Withheld
Bermuda	$234,984	$—
Brazil	1,459,722	—
Chile	441,937	100,150
China	97,321	—
Czech Republic	185,194	27,779
Estonia	168,723	38,806
India	4,189	—

TAX INFORMATION (UNAUDITED) (CONTINUED)

Country	Gross Income Earned	Foreign Tax Withheld
Indonesia	$111,200	$16,680
Israel	466,276	93,255
Luxembourg	37,388	1,278
Malaysia	25,895	—
Mexico	78,728	—
Panama	505,442	—
Phillippines	26,079	6,520
Singapore	417,110	—
South Africa	37,120	—
South Korea	629,717	83,183
Taiwan	1,197,424	239,481
Thailand	402,559	39,565
Venezuela	661,554	—
Subtotal	7,188,563	646,698
United States	139,921	—
Total	$7,328,484	$646,698

Greater China

Country	Gross Income Earned	Foreign Tax Withheld
Bermuda	$2,447	$—
Cayman Islands	17,349	—
China	81,267	—
Hong Kong	174,047	—
Luxembourg	9,973	—
Taiwan	324,365	61,628
United Kingdom	16,996	—
Subtotal	626,444	61,628
United States	10,597	—
Total	$637,041	$61,628

Index Plus International
  Equity

Country	Gross Income Earned	Foreign Tax Withheld
Australia	$104,758	$—
Austria	7,819	1,173
Belgium	26,862	4,029
Bermuda	232	—
Denmark	4,320	648
Finland	15,785	2,368
France	129,671	18,879
Germany	99,285	14,735
Greece	8,579	—
Hong Kong	25,341	—
Ireland	9,674	—
Italy	92,611	11,417
Japan	138,072	9,671
Luxembourg	23,071	3,461
Netherlands	43,222	6,419
New Zealand	7,868	1,180
Norway	12,730	827
Portugal	4,459	621
Singapore	17,284	—
Spain	71,846	10,698
Sweden	30,151	4,365
Switzerland	56,246	8,229
United Kingdom	471,689	—
Subtotal	1,401,573	98,720
United States	20,076	—
Total	$1,421,649	$98,720

TAX INFORMATION (UNAUDITED) (CONTINUED)

International

Country	Gross Income Earned	Foreign Tax Withheld
Australia	$102,132	$—
Belgium	34,095	5,114
Brazil	38,533	—
Canada	13,141	1,971
Cayman Islands	41,551	—
China	14,923	—
Finland	63,457	9,519
France	257,090	35,176
Germany	405,634	59,944
Greece	36,706	—
Hong Kong	60,304	—
India	23,518	—
Israel	3,151	504
Italy	57,409	8,611
Japan	254,934	17,720
Malaysia	15,304	—
Mexico	33,737	—
Netherlands	37,135	4,522
South Africa	59,701	—
South Korea	8,385	1,384
Sweden	105,942	15,891
Switzerland	148,955	16,080
Taiwan	115,466	23,093
Thailand	78,648	7,865
United Kingdom	1,187,914	—
Subtotal	3,197,766	207,394
United States	390,664	—
Total	$3,588,430	$207,394

International Capital
  Appreciation

Country	Gross Income Earned	Foreign Tax Withheld
Australia	$16,641	$—
Austria	4,058	609
Belgium	3,464	520
Bermuda	4,822	—
Brazil	15,506	—
Canada	8,341	1,239
Finland	3,274	491
France	44,404	5,707
Germany	20,453	3,068
Hong Kong	13,582	—
India	7,796	—
Israel	2,146	343
Italy	29,658	4,449
Japan	34,373	2,406
Korea	1,103	182
Luxembourg	6,973	1,046
Mexico	1,187	—
Singapore	15,117	—
South Korea	557	92
Spain	51,480	7,722
Switzerland	35,939	5,303
Taiwan	16,653	3,331
United Kingdom	130,582	—
Subtotal	468,109	36,507
United States	31,970	—
Total	$500,080	$36,507

TAX INFORMATION (UNAUDITED) (CONTINUED)

International Real Estate

Country	Gross Income Earned	Foreign Tax Withheld
Australia	$258,557	$—
Bermuda	1,779	—
Canada	70,206	9,794
China	10,816	—
Finland	5,403	810
France	45,432	6,016
Geurnsey Channel Islands	1,211	—
Germany	2,130	319
Hong Kong	46,966	—
Italy	4,100	615
Japan	41,432	2,900
Netherlands	30,793	3,514
Philippines	235	59
Singapore	48,068	—
Spain	5,052	758
Sweden	5,519	828
Thailand	1,835	—
United Kingdom	70,393	—
Subtotal	649,927	25,614
United States	9,890	—
Total	$659,817	$25,614

International SmallCap

Country	Gross Income Earned	Foreign Tax Withheld
Australia	$1,214,170	$—
Austria	13,185	1,978
Belgium	161,913	24,287
Bermuda	249,361	—
Brazil	12,168	—
Canada	181,927	27,289
Cayman Islands	292,876	—
China	238,726	—
Denmark	688,459	99,812
Finland	125,444	18,817
France	368,829	55,284
Germany	519,684	77,953
Greece	2,197	—
Hong Kong	206,379	—
Ireland	17,324	—
Italy	232,600	34,890
Japan	1,713,333	119,964
Liechtenstein	8,045	—
Luxembourg	39,130	178
Malaysia	108,647	—
Netherlands	908,045	108,636
New Zealand	7,897	1,067
Norway	322,922	8,376
Singapore	96,526	—
South Korea	236,102	38,630
Spain	30,427	4,412
Sweden	137,986	20,698
Switzerland	224,495	31,263
Taiwan	250,685	49,340
Thailand	10,439	—
Turkey	222,005	—
United Kingdom	1,197,280	—
Venezuela	49,290	—
Virgin Islands	5,923	—
Subtotal	10,094,419	722,873
United States	997,542	—
Total	$11,091,961	$722,873

TAX INFORMATION (UNAUDITED) (CONTINUED)

International Value

Country	Gross Income Earned	Foreign Tax Withheld
Bermuda	$1,521,784	$—
Brazil	5,145,298	—
France	11,040,934	1,609,018
Germany	16,209,198	2,431,380
Italy	11,849,896	1,670,011
Japan	8,754,199	612,794
Mexico	2,109,670	—
Netherlands	10,179,631	1,183,185
New Zealand	4,702,644	705,397
Portugal	3,524,245	528,637
Russia	(48,781)	—
Singapore	4,542,655	—
South Korea	7,852,448	1,295,654
Spain	4,194,369	629,155
Switzerland	5,951,556	892,641
Taiwan	1,248,010	249,602
United Kingdom	20,229,418	—
Venezuela	2,776,703	—
Subtotal	121,783,877	11,807,474
United States	820,126	—
Total	$122,604,002	$11,807,474

International Value Choice

Country	Gross Income Earned	Foreign Tax Withheld
Australia	$20,134	$—
Belgium	56,848	8,527
Canada	27,266	4,088
Finland	27,795	4,169
France	42,749	6,412
Italy	254,735	35,176
Japan	99,339	6,939
Netherlands	13,778	1,666
Portugal	15,597	754
South Africa	28,075	—
South Korea	29,490	4,866
Taiwan	142,877	28,575
United Kingdom	220,337	—
Subtotal	979,021	101,173
United States	10,212	—
Total	$989,234	$101,173

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of IMF and IMT are managed under the direction of the Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent Trustee ("Independent Trustee"). The Trustees and Officers of IMF and IMT are listed below. The Statement of Additional Information includes additional information about Trustees of each registrant and is available, without charge, upon request at 1-800-992-0180.

Name, Address and Age	Position(s) held with each Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Independent Trustees:

John V. Boyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Trustee	January 2005 -Present	President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - Present). Formerly, Executive Director, The Mark Twain House & Museum(2) (September 1989 - November 2005).	180	None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	January 2006 - Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 - Present).	180	None.

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	February 2002 - Present (IMT) February 2001 - Present (IMF)	President and Chief Executive Officer, Bankers Trust Company, N.A. (June 1992 - Present).	180	None.

R. Barbara Gitenstein 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	February 2002 - Present	President, College of New Jersey (January 1999 - Present).	180	None.

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	January 2005 - Present	President and Chief Executive Officer, International Insurance Society (June 2001 - Present).	180	Assured Guaranty Ltd. (April 2004 - Present).

Walter H. May 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	Trustee	October 1999 - Present	Retired.	180	None.

Jock Patton 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Chairperson and Trustee	October 1999 - Present (IMT) May 1999 - Present (IMF)	Private Investor (June 1997 - Present). Formerly, Director and Chief Executive Officer, Rainbow Multimedia Group, Inc. (January 1999 - December 2001).	180	JDA Software Group, Inc. (January 1999 -Present); and Swift Transportation Co. (March 2004 - Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Trustee	January 2006 - Present	Consultant (May 2001 - Present). Formerly, Chief Executive Officer, Lend Lease Real Estate Investments, Inc. (March 2000 - April 2001).	180	Stillwater Mining Company (May 2002 - Present); California HealthCare Foundation (June 1999 - Present); and Romanian-American Enterprise Fund (February 2004 - Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with each Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
David W.C. Putnam 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	October 1999 - Present	President and Director, F.L. Putnam Securities Company, Inc. (June 1978 - Present).	180	Principled Equity Market Trust (December 1996 - Present); and Asian American Bank and Trust Company. (June 1993 - Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	February 2002 - Present (IMF) February 2001 - Present (IMT)	President, Springwell Corporation (March 1989 - Present).	180	AmeriGas Propane, Inc. (January 1998 - Present); and UGI Corporation (February 2006 - Present).

Trustees who is ''Interested Person'':

John G. Turner(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	October 1999 - Present	Retired. Formerly, Vice Chairman of ING Americas (September 2000 - January 2002); Director of ReliaStar Life Insurance Company of New York (April 1975 - December 2001); and Chairman and Trustee of the Northstar affiliated investment companies (May 1993 - December 2001).	180	Hormel Foods Corporation (March 2000 - Present); and Conseco, Inc. (September 2003 - Present).

(1)  Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy.

(2)  Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)  Mr. Turner is an ''interested person,'' as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

James M. Hennessy(2) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 57	President and Chief Executive Officer	February 2001 - November 2006	President and Chief Executive Officer, ING Investments, LLC(3) (December 2000 - November 2006). Formerly, Chief Operating Officer, ING Investments, LLC(3) (December 2000 - March 2006).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 48	Executive Vice President	February 2002 - Present	Executive Vice President, ING Investments, LLC(3) (December 2001 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(3), ING Life Insurance and Annuity Company and Directed Services, Inc. (October 2004 - December 2005); Chief Financial Officer and Treasurer, ING Investments, LLC(3) (December 2001 - March 2005); and Senior Vice President, ING Investments, LLC(3) (June 1998 - December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 56	Executive Vice President	May 1999 - Present (IMF) November 1999 - Present (IMT)	Executive Vice President, ING Investments, LLC(3) (July 2000 - Present); and Chief Investment Risk Officer, ING Investments, LLC(3) (January 2003 - Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC(3) (August 2000 - January 2003).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 43	Executive Vice President and Chief Operating Officer Assistant Secretary	March 2006 - Present May 1999 - Present (IMF) November 1999 - Present (IMT)	Executive Vice President and Chief Operating Officer, ING Funds Services, LLC(3) and ING Investments, LLC(3) (March 2006 - Present); and Assistant Secretary, ING Funds Services, LLC(4) (October 2001 - Present). Formerly, Senior Vice President, ING Investments, LLC(3) (August 1999 - March 2006).

Joseph M. O'Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 51	Executive Vice President Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present) and ING Investments, LLC(3), ING Life Insurance and Annuity Company and Directed Services, Inc. (March 2006 - Present) and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 - May 2001).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(4) (September 2002 - March 2005); and Director, Financial Reporting, ING Investments, LLC(3) (March 2001 - September 2002).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 42	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC(3) (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(3) (January 2001 - October 2003).

Ernest J. C'DeBaca 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	May 2006 - Present	Senior Vice President, ING Funds Services, LLC(4) (April 2006 - Present); Counsel, ING Americas U.S. Legal Services (January 2004 - March 2006); Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

Robert Terris 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 36	Senior Vice President	May 2006 - Present	Senior Vice President of Operations, ING Funds Services, LLC(4) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(4) (September 2001 - May 2006).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 39	Vice President and Treasurer	November 1999 - Present (IMT) May 1999 - Present (IMF)	Vice President and Treasurer, ING Funds Services, LLC(4) (October 2001 - Present) and ING Investments, LLC(3) (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	February 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(5) (July 1995 - Present); and Vice President (February 1996 - Present) and Director of Compliance (October 2004 - Present), ING Investments, LLC.(3) Formerly, Chief Compliance Officer, ING Investments, LLC(3) (October 2001 - October 2004).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 48	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(4) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services,(4) LLC (October 2001 - September 2004); and Manager Fund Accounting and Fund Compliance, ING Investments, LLC(3) (September 1999 - October 2001).

Mary A. Gaston 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 40	Vice President	March 2005 - Present	Vice President, ING Funds Services, LLC(4) (April 2005 - Present). Formerly, Assistant Vice President, Financial Reporting, ING Funds Services, LLC(4) (April 2004 - April 2005); Manager, Financial Reporting, ING Funds Services, LLC(4) (August 2002 - April 2004); and Controller Z Seven Fund, Inc. and Ziskin Asset Management, Inc. (January 2000 - March 2002).

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 49	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(4) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(4) (August 2004 - March 2006). Formerly, Manager, Registration Statements, ING Funds Services, LLC(4) (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 29	Assistant Vice President	February 2003 - Present	Assistant Vice President, ING Funds Services, LLC(4) (December 2002 - Present); and has held various other positions with ING Funds Services, LLC(4) for more than the last five years.

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 42	Secretary	August 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 43	Assistant Secretary	August 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

Healy A. Webb 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Assistant Secretary	June 2006 - December 2006	Managing Paralegal, ING Funds Services, LLC(4) (May 2006 - December 2006) Formerly, Supervisor, ING Funds Services, LLC(4) (August 2005 - May 2006); Project Manager, ING Funds Services, LLC(4) (February 2002 - August 2005); and Fund Administration and Compliance Associate, Capital Research and Management Company (August 1998 - January 2002).

(1)  The Officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

(2)  Effective November 9, 2006, Mr. James M. Hennessy retired from the Board and was replaced by Mr. Shaun P. Mathews.

(3)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(4)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(5)  ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Section 15(c) of the 1940 Act provides that, after an initial period, the Funds' existing investment advisory and sub-advisory contracts remain in effect only if the Boards of Trustees (the "Board") of ING Mutual Funds and ING Mayflower Trust, including a majority of the Trustees who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not "interested persons" of the Funds, as such term is defined under the 1940 Act (the "Independent Trustees"), annually review and renew them. In this regard, at a meeting held on November 10, 2005 the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the "Advisory Contracts") between ING Investments, LLC (the "Adviser") and the Funds and the sub-advisory contracts ("Sub-Advisory Contracts") with the respective sub-advisers to the Funds (each, a "Sub-Adviser," and collectively, the "Sub-Advisers").

The Independent Trustees also held separate meetings on October 11 and November 8, 2005 to consider renewals of the Advisory Contracts and Sub-Advisory Contracts. Thus, references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates.

At the November 10, 2005 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Funds. In reaching these decisions, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual review process. The Board's determination took into account a number of factors that its members believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Nicholson Graham LLP ("K&LNG"), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Funds were considered at the same Board meeting, the Trustees considered each Fund's advisory and sub-advisory relationships separately.

Provided below is an overview of the Board's contract approval process in general, as well as a discussion of certain of the specific factors the Board considered at the November 10, 2005 meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its consideration, discussed below are a number of the primary factors relevant to the Board's consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the year ending November 30, 2006. Each Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Funds' advisory and sub-advisory arrangements.

Overview of the Contract Approval Process

In 2003, the Board determined to undertake steps to further enhance the process under which the Board determines whether to renew existing Advisory and Sub-Advisory Contracts and to approve new advisory arrangements. Among the measures the Board implemented was to retain the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees of the Board in working with the personnel employed by the Funds' Adviser or its affiliates who administer the Funds ("Management") to identify the types of information presented to the Trustees to inform their deliberations with respect to advisory and sub-advisory relationships; establish the format in which the information requested by the Board is provided to the Board; and determine the process for reviewing such information in connection with the Advisory and Sub-Advisory Contract renewal process. The end result was the implementation of the current process relied upon by the Board to review and analyze information in connection with the annual renewal of the Funds' Advisory and Sub-Advisory Contracts, as well as its review and approval of new advisory relationships.

Since this process was implemented, the Board has continuously reviewed and refined the process. In addition, the Board established a Contracts Committee and two Investment Review Committees, including the International Equity and Fixed Income Funds Investment Review Committee (the "IE&FI IRC"). The type and format of the information provided to the Board or its counsel to inform its annual review and renewal process has been codified in the Funds' 15(c) Methodology Guide (the "Methodology Guide"). The Methodology Guide was developed under the direction of the Board, and sets out a written blueprint under which the Board requests certain information necessary to facilitate a thorough and informed review in connection with the annual Advisory and Sub-Advisory Contract renewal process. Management provides Fund-specific information to the Board based on the Methodology Guide through "Fund Analysis and Comparison Tables" or "FACT" sheets prior to the Board's review of Advisory and Sub-Advisory Contracts. Certain of this information for a representative sample of Funds in the ING Funds complex was verified, at the Board's request, by an independent firm to test its accuracy.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

On its own and as part of a regular on-going process, the Board's Contracts Committee recommends or considers recommendations from Management for refinements and other changes to the Methodology Guide and other aspects of the review process, and the Board's Investment Review Committees, including the IE&FI IRC, review benchmarks used to assess the performance of each Fund. The IE&FI IRC also meets regularly with the Adviser and periodically with the Funds' Sub-Advisers. The IE&FI IRC may apply a heightened level of scrutiny in cases where performance has lagged a benchmark and/or peer group.

The Board employed its process for reviewing contracts when considering the renewals of the Advisory and Sub-Advisory Contracts that would be effective through November 30, 2006. A number of the Board's primary considerations and conclusions resulting from this process are discussed below.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contracts and Sub-Advisory Contracts for the Funds for the year ending November 30, 2006, the Board received and evaluated such information as it deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. This included information about the Adviser and Sub-Advisers to the Funds provided throughout the year at regular Board meetings, as well as information furnished for the November 10, 2005 Board meeting, which was held to specifically consider renewal for the period ending November 30, 2006. In addition, the Board's Independent Trustees also held meetings on October 11th and November 8th, prior to the November 10, 2005 meeting of the full Board, to consider the annual renewal of the Advisory and Sub-Advisory Contracts.

The materials requested by and provided to the Board prior to the November 2005 Board meeting included the following items: (1) FACT sheets for each Fund that provide information about the performance and expenses of the Fund and other, similarly managed funds in a selected peer group ("Selected Peer Group"), as well as information about the Fund's investment portfolio, objectives and strategies; (2) the Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which benchmarks and Selected Peer Groups were selected and how profitability was determined; (3) responses to a detailed series of questions from K&LNG, legal counsel to the Independent Trustees; (4) copies of each form of Advisory Contract and Sub-Advisory Contract; (5) copies of the Forms ADV for the Adviser and each Sub-Adviser to the Funds; (6) financial statements for the Adviser and each Sub-Adviser; (7) drafts of narrative summaries addressing key factors the Board customarily considers in evaluating the renewals of Advisory Contracts and Sub-Advisory Contracts, including a written analysis for each Fund of how performance and fees compare to its Selected Peer Group and/or designated benchmarks; and (8) other information relevant to the Board's evaluations.

For each Fund, its Class A shares were used for purposes of certain comparisons to the funds in the Selected Peer Group. Class A shares were selected, as general matter, so that the Fund class with the longest performance history was compared to the analogous class of shares for each fund in the Selected Peer Group. The mutual funds chosen for inclusion in a Fund's Selected Peer group were selected based upon criteria designed to mirror the Fund class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the advisory arrangements with the Adviser, the Board was mindful of the "manager-of-managers" platform of the ING Funds. The Board considered the techniques that the Adviser developed, in response to the direction of the Board, to screen and perform due diligence on Sub-Advisers that are recommended to the Board to manage the Funds. The Board also noted the resources that the Adviser has committed to the Board and its Investment Review Committees to assist the Board and Committee members with their assessment of the investment performance of the Funds. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board, and who have developed attribution analyses and other metrics used by the Investment Review Committees to analyze the key factors underlying investment performance for the Funds.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers, and took note of the pro-active approach that the Adviser, working in cooperation with the IE&FI IRC, has taken to advocate or recommend, when it believed appropriate, changes intended to assist performance of the Funds. These changes have historically included changes in the Sub-Adviser to a Fund.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In considering the Funds' Advisory Contracts, the Board also considered the extent of benefits provided to the Funds' shareholders, beyond advisory services, from being part of the ING family of Funds. This includes, in most cases, the right to exchange or transfer investments between the same class of shares of such Funds, without a sales charge, or among Funds available in a product platform, and the wide variety in the types of Funds available for exchange or transfer. The Board also took into account the Adviser's extensive efforts in recent years to reduce the expenses of the Funds through re-negotiated arrangements with the Funds' service providers.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board evaluated the Adviser's and Sub-Advisers' regulatory compliance systems and procedures reasonably designed to assure compliance with the federal securities laws, including those related to late trading and market timing, best execution, fair value pricing, proxy voting procedures, and trade allocation, among others. The Board considered the implementation by the Adviser and certain Sub-Advisers of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also took into account the reports of the Chief Compliance Officer and his recommendations. In this regard, the Board also considered the policies and procedures developed by the Chief Compliance Officer in consultation with the Board's Compliance Committee that guide the Chief Compliance Officer's compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Fund's portfolio management team. The Board took into account the respective resources and reputations of the Adviser and the Sub-Advisers, and evaluated the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel. For larger Funds, the Board also considered the adequacy of the resources committed to the Funds by the Adviser and the Sub-Advisers, and whether those resources are commensurate with the needs of larger Funds and are appropriate to attempt to sustain expected levels of performance, compliance, and other needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and Sub-Advisers are appropriate in light of the Funds' operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and Sub-Advisers were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment performance of each Fund, taking into account the importance of such performance to Fund shareholders. While the Board considered the performance reports and discussions with portfolio managers at Board and Committee meetings during the year, particular attention in assessing performance was given to the Fund FACT sheets furnished in advance of the November meeting of the Independent Trustees. The FACT sheet prepared for each Fund included its investment performance compared to the Morningstar category median, Lipper category median, Selected Peer Group and Fund's primary benchmark. The Board's findings specific to each Fund's performance are discussed under "Fund-by-Fund Analysis," below.

Economies of Scale

In considering the reasonableness of advisory fees, the Board also considered whether economies of scale will be realized by the Adviser as a Fund grows larger and the extent to which this is reflected in the level of management fee rates charged. In this regard, the Board noted any breakpoints in advisory fee schedules that resulted in a lower advisory fee because a Fund achieved sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that these savings are passed through in the form of breakpoints on advisory fees that resulted in savings to the Funds. For Funds that did not have breakpoint discounts on advisory fees, but did benefit from waivers to or reimbursements of advisory or other fees, the Board also considered the extent to which economies of scale could effectively be realized through such waivers, reimbursements, or expense reductions.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Information about Services to Other Clients

The Board requested, and in many instances received and, if so, considered, information about the nature of services and fee rates offered by the Adviser and the Sub-Advisers to other clients, including other registered investment companies. When rates offered to other clients differed materially from those charged to the Funds, the Board considered the underlying rationale provided by the Adviser and Sub-Advisers for these differences. For the unaffiliated Sub-Advisers, the Board did not view this information as imperative to its deliberations because of the arms-length nature of the negotiations between the Adviser and unaffiliated Sub-Advisers with respect to sub-advisory fees.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Fund to the Adviser. The Board also considered the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. In addition, the Board reviewed and took into account existing and proposed fee waivers and expense limitations applicable to the fees payable by the Funds.

The Board considered the fee structures of the Funds as they relate to the services provided under the Contracts, and the potential fall-out benefits to the Adviser and Sub-Advisers, and their respective affiliates, from their association with the Funds. For each Fund, the Board determined that the fees payable to the Adviser and Sub-Advisers are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform through the year ending November 30, 2006.

For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including assumptions) specified in the Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser to that Fund. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by certain Sub-Advisers with respect to their profitability. In the case of non-affiliated Sub-Advisers, the Board gave less weight to profitability considerations, or did not view this data as imperative to its deliberations, given the arms-length nature of the relationship between the Adviser and these Sub-Advisers with respect to the negotiation of sub-advisory fees.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser's and affiliated Sub-Advisers' profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management's calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds' operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by Management nor capture Management's entrepreneurial risk associated with offering and managing a mutual fund complex in today's regulatory environment.

In their examination of advisory fees, the Independent Trustees have, from time to time, requested the Adviser, and the Adviser has agreed, to implement remedial actions for certain Funds. These remedial actions have included, among others, reductions in fees payable by a Fund and changes to the Sub-Adviser managing a Fund. The Independent Trustees requested these adjustments largely on the basis of: (a) a Fund's performance, as compared to its Selected Peer Group; (b) the performance of a Fund, as compared to its benchmarks; or (c) a Fund's expenses in relation to its Selected Peer Group.

Based on the information on revenues, costs, and profitability considered by the Board, after considering the factors described in this section, as well as any remedial actions requested by the Independent Trustees and agreed to by the Adviser, the Board concluded that the profits, if any, realized by the Adviser and Sub-Advisers were not excessive. In making its determinations, the Board considered that the Adviser had incentive to negotiate the most favorable fees from unaffiliated Sub-Advisers, and it based its conclusions on the reasonableness of the sub-advisory fees of the Sub-Advisers primarily on the factors described for each Fund below and, in the case of

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

non-affiliated Sub-Advisers, in reliance on the arms-length nature of the negotiations between the Adviser and Sub-Advisers with respect to sub-advisory fees.

Fund-by-Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 2005 meeting in relation to renewing each Fund's current Advisory Contract and its Sub-Advisory Contract for the year ending November 30, 2006. These specific factors are in addition to those considerations discussed above. In each case, the Fund's performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Fund's prospectus. Each Fund's management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING Global Equity Dividend Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Equity Dividend Fund, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Fund outperformed its Morningstar category median and its primary benchmark for all periods presented, except it underperformed its Morningstar category median for the year-to-date period; and (2) the Fund is ranked in the third quintile for the most recent calendar quarter and the year-to-date period, and is ranked in the first (highest) quintile for the one-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in the Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund was launched in July 2003, and it is reasonable to permit the Sub-Adviser to continue to manage the Fund to evaluate its performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Natural Resources Fund (formerly, ING Precious Metals Fund)

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Natural Resources Fund (formerly, ING Precious Metals Fund), the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Fund underperformed its Morningstar category median for the year-to-date, one-, three- and five-year periods, but outperformed for the most recent calendar quarter; (2) the Fund underperformed its broad-based, primary benchmark for the one-year period but outperformed for the most recent calendar quarter, three- and five-year periods; (3) the Fund outperformed its style-specific benchmark for the year-to-date, three-, five- and ten-year periods; and (4) the Fund is ranked in the fourth quintile for the one- and three-year periods and in the third quintile for all other periods presented. In analyzing this performance data, the Board took into account: (1) Management's analysis regarding the Sub-Adviser's rationale for underperformance in certain periods; and (2) actions that the Fund's Sub-Adviser had taken to improve the Fund's performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Precious Metals Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund's advisory fee, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Global Natural Resources Fund (formerly, ING Precious Metals Fund), as compared to its

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Sub-Adviser recently made internal changes to address the Fund's relative underperformance, and the Sub-Adviser should be allowed a reasonable period of time to manage the Fund in order to properly evaluate performance to assess whether it improves as a result of the changes that have been implemented; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Real Estate Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Real Estate Fund, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Fund underperformed its Morningstar category median for all periods except the three-year period; (2) the Fund underperformed its primary benchmark for the year-to-date and one-year periods, but outperformed for the most recent calendar quarter and the three-year period; and (3) the Fund is ranked in the fifth (lowest) quintile for the most recent calendar quarter and year-to-date period, in the fourth quintile for the one-year period, and in the first (highest) quintile for the three-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Global Real Estate Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Global Real Estate Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Value Choice Fund

Annual Renewal of Advisory and Sub-Advisory Contracts

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Value Choice Fund, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Fund outperformed its Morningstar category median and its primary benchmark for the most recent calendar quarter; (2) the Fund underperformed the Morningstar category median and primary benchmark for the one-, three-, and five-year periods; and (3) the Fund was ranked in the second quintile for the most recent calendar quarter and year-to-date periods, the fourth quintile for the one-year period and the fifth (lowest) quintile for the three, and five-year periods ended June 30, 2005.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In analyzing this performance data, the Board took into account that, to address concerns about long-term performance, in February 2005 NWQ Investment Management ("NWQ") assumed responsibility for the day-to-day management of the Fund, replacing another firm, and that, since the change in Sub-Adviser, the Fund has outperformed its primary benchmark and Morningstar category median.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Global Value Choice Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Global Value Choice Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group; and (3) a sub-advisory fee rate that was sufficient to engage NWQ, a firm that was recommended by the Adviser for its expertise in global investment management.

After its deliberation, the Board reached the following conclusions: (1) the Fund's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund's expense ratio is reasonable in the context of all factors considered by the Board; (3) NWQ, which became the Fund's Sub-Adviser in February 2005, should be allowed a reasonable period of time to manage the Fund to assess the Fund's performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Sub-Advisory Agreement with Tradewinds NWQ Global Investors, LLC

As discussed above, in November 2005 the Board approved renewal of the Sub-Advisory Agreement with NWQ under which it served as Sub-Adviser to ING Global Value Choice Fund. In 2006 NWQ transferred its global advisory operations (including certain personnel and assets), as well as its rights and duties to the Fund under NWQ's sub-advisory agreement with the Adviser, to NWQ's affiliate, Tradewinds NWQ Global Investors, LLC ("Tradewinds"), as part of an internal reorganization of the operations of NWQ and its affiliates (the "Transaction"). Tradewinds became the Sub-Adviser to ING Global Value Choice Fund, effective May 25, 2006.

At meetings held on March 16, 2006 and May 25, 2006, the Board considered whether to approve, on behalf of ING Global Value Choice Fund, a new sub-advisory agreement with Tradewinds (the "New Sub-Advisory Agreement"). The Board, including a majority of the Independent Trustees, determined to appoint Tradewinds as Sub-Adviser to the Fund under the New Sub-Advisory Agreement.

In determining whether to approve the New Sub-Advisory Agreement for ING Global Value Choice Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Agreement should be approved for the Fund. The materials provided to the Board in support of the sub-advisory arrangement with Tradewinds included the following: (1) Management's presentation to the Board at its March 16, 2006 meeting regarding the internal reorganization transactions under which the sub-advisory duties and obligations of NWQ were transferred to Tradewinds; (2) memoranda and related materials provided to the Board in advance of its March 16, 2006 and May 25, 2006 meetings that discuss the Transaction and Management's rationale for recommending that Tradewinds serve as Sub-Adviser to the Fund; (3) responses from Tradewinds to questions posed by K&LNG, independent legal counsel, on behalf of the Independent Trustees; (4) supporting documentation, including a copy of the proposed New Sub-Advisory Agreement with Tradewinds on behalf of the Fund; and (5) other information relevant to the Board's evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by the Adviser and by NWQ, as predecessor to Tradewinds, in connection with their management of Funds in the ING Funds complex, including the Fund. This information includes, among other things, detailed analysis of the Fund's performance, including attribution analysis, provided at regular Board meetings. The Board also received and evaluated the report of the IE&FI IRC, which had met with the one of the portfolio managers to the Fund on May 24, 2006, noting that this portfolio manager had provided an overview of the portfolio management resources that continue to be

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

available to the Fund after the Transaction, and a new portfolio manager that was added to the Fund's investment management team.

The Board's consideration of whether to approve the New Sub-Advisory Agreement with Tradewinds took into account several factors including, but not limited to, the following: (1) the Adviser's view with respect to Tradewinds' management of the Fund, including the performance of one of the portfolio managers who historically managed the Fund as an employee of NWQ and who would continue to manage as an employee of Tradewinds; (2) the personnel, operations and investment management capabilities of Tradewinds after the completion of the Transaction; (3) Tradewinds' representations that the Transaction would not adversely affect the nature and quality of services provided to the Fund and that the Transaction was not expected to have a materially adverse effect on the ability of Tradewinds to provide those services; (4) in its capacity as successor to NWQ in the global value arena, Tradewinds' strength and reputation in the industry in managing in the global value style; (5) the nature and quality of the services to be provided by Tradewinds under the proposed New Sub-Advisory Agreement; (6) the fairness of the compensation under the proposed New Sub-Advisory Agreement in light of the services to be provided by Tradewinds as the Fund's Sub-Adviser; (7) the costs for the services to be provided by Tradewinds, taking into account that neither the sub-advisory fee payable by the Adviser to Tradewinds, nor the advisory fee payable to the Adviser by the Fund, changed as a result of the Transaction; (8) Tradewinds' operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, noting that these policies and procedures were the same as those that had been in place for NWQ prior to the Transaction; (9) Tradewinds' financial condition; (10) the appropriateness of the selection of Tradewinds in light of the Fund's investment objective and investor base; and (11) Tradewinds' Code of Ethics, presented to the Board at the May 25, 2006 meeting, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) Tradewinds should serve as Sub-Adviser to the Fund under the New Sub-Advisory Agreement; and (2) the sub-advisory fee rate payable by the Adviser to Tradewinds is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to approve the New Sub-Advisory Agreement for ING Global Value Choice Fund. During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ING Emerging Countries Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Emerging Countries Fund, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Fund underperformed its Morningstar category median and its primary benchmark for all periods presented; and (2) the Fund is ranked in the fourth quintile for the one-year period and the fifth (lowest) quintile for the most recent calendar quarter, year-to-date-, three- and five-year periods. In analyzing this performance data, the Board took into account that, to address concerns about long-term performance, in March 2005, Brandes Investment Partners, L.P. ("Brandes") assumed responsibility for the day-to-day management of the Fund.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Emerging Countries Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Emerging Countries Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund's expense ratio is reasonable in the context of all factors considered by the Board; (3) Brandes, which became the Fund's new Sub-Adviser in March 2005, should be allowed a reasonable period of time to manage the Fund to assess the Fund's performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Foreign Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Foreign Fund, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Fund underperformed its Morningstar category median and its primary benchmark for the most recent calendar quarter and year-to-date period, but outperformed for the one-year period; and (2) the Fund is ranked in the first (highest) quintile for the one-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in the Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund was launched in September 2003, and it is reasonable to permit the Sub-Adviser to continue to manage the Fund to evaluate its performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International Fund, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Fund underperformed its Morningstar category median and its primary benchmark for all periods presented, except it and outperformed its category median for the five-year period; and (2) the Fund is ranked in the fifth (lowest) quintile for the most recent calendar quarter, year-to-date, and one-year period, in the fourth quintile for the three-year period, and in the third quintile for the five-year period.

In analyzing this performance data, the Board took into account: (1) Management's analysis regarding the Sub-Adviser's rationale for underperformance in certain periods, including its analysis of the negative effect of stock selection on the Fund's more recent performance; and (2) the actions that the Fund's Sub-Adviser had taken to improve the Fund's performance, including: (a) upgrades in the quantitative screens and ranking models the Sub-Adviser employs in managing ING International Fund; (b) the addition to the portfolio management team of a senior Japan/Asia analyst in July 2005; and (c) access to certain global research capabilities of affiliates of the Sub-Adviser that are intended to enhance fundamental analysis relevant to the Fund.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING International Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING International Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

After its deliberation, the Board reached the following conclusions: (1) the Fund's management fee is reasonable in the context of all factors considered by the Board; (2) the Fund's expense ratio is reasonable in the context of all factors considered by the Board; (3) it is reasonable to permit the Sub-Adviser to continue to manage the Fund to meet Management's expectation of more favorable longer-term performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International SmallCap Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International SmallCap Fund, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Fund outperformed its Morningstar category median and its primary benchmark for the most recent calendar quarter and ten-year periods, but underperformed for all other periods presented; and (2) the Fund is ranked in the fifth (lowest) quintile for the three- and five-year periods, in the third quintile for the year-to-date and one-year periods, in the second quintile for the most recent calendar quarter, and in the first (highest) quintile for the ten-year period. In analyzing this performance data, the Board took into account that, to address concerns about longer-term performance, in February 2005, Acadian Asset Management, Inc. ("Acadian") assumed responsibility for the day-to-day management of the Fund.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING International SmallCap Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING International SmallCap Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is equal to the median and above the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund's expense ratio is reasonable in the context of all factors considered by the Board; (3) Acadian, which became the Fund's new portfolio manager in March 2005, should be allowed a reasonable period of time to manage the Fund for the Board to assess Fund performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Value Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International Value Fund, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Fund underperformed its primary benchmark for the most recent calendar quarter, year-to-date and one-year periods, but outperformed for the three- and five-year periods; (2) the Fund underperformed its Morningstar category median for the most recent calendar quarter, year-to-date, one- and five-year periods, but outperformed for the three-year period; and (3) the Fund is ranked in the third quintile for the three- and five-year periods, and in the fifth (lowest) quintile for the most recent calendar quarter, year-to-date and one-year periods.

In analyzing this performance data, the Board took into account: (1) Management's analysis regarding the Sub-Adviser's rationale for underperformance in certain periods, including its analysis of the negative effect of sector weightings on the Fund's more recent performance; (2) Management's representations that the Sub-Adviser's investment philosophy, applied over longer, 3 to 5 year periods, had historically resulted in reasonable performance, particularly when the market favors the under-valued securities in which the Fund invests; and

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

(3) Management's view that the Sub-Adviser is a well-recognized and reputable manager that has remained true to the investment philosophy and style for which it was hired, and Management's expectation that the Sub-Adviser will deliver reasonable longer-term performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING International Value Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING International Value Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund's management fee is reasonable in the context of all factors considered by the Board; (2) the Fund's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Sub-Adviser should be allowed to continue to manage the Fund to meet Management's expectation of more favorable longer-term performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Russia Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Russia Fund, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for the most recent calendar quarter and one-year period, but outperformed for the year-to-date, three- and five-year periods; and (3) the Fund is ranked in the third quintile for the one-year period and in the first (highest) quintile for all remaining periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund
ING Growth and Income Fund
ING Real Estate Fund

Domestic Equity Growth Funds

ING 130/30 Fundamental Research Fund
ING Disciplined LargeCap Fund
ING Fundamental Research Fund
ING Growth Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING SmallCap Opportunities Fund
ING Small Company Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund
ING LargeCap Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING SmallCap Value Fund
ING SmallCap Value Choice Fund
ING Value Choice Fund

Fixed Income Funds

ING GNMA Income Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund
ING Global Natural Resources Fund
ING Global Real Estate Fund
ING Global Science and Technology Fund
ING Global Value Choice Fund

International Equity Funds

ING Emerging Countries Fund
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Fund
ING International Capital Appreciation Fund
ING International Growth Fund
ING International Real Estate
ING International SmallCap Fund
ING International Value Fund
ING International Value Choice Fund
ING Russia Fund

Global and International Fixed-Income Funds

ING Emerging Markets Fixed Income Fund
ING Global Bond Fund

International Fund-of-Funds

ING Diversified International Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Aeltus Money Market Fund
ING Classic Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Conservative Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Moderate Fund

*  An investment in the Funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Independent Registered Public
Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian

The Bank of New York
One Wall Street
New York, New York 10286

Legal Counsel

Dechert
1775 I Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRAR-UINTABCIMQ    (1006-122706)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Patrick W. Kenny is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Kenny is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $163,064 for year ended October 31, 2006 and $62,772 for year ended October 31, 2005.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

None

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $67,620 in the year ended October 31, 2006 and $8,866 in the year ended October 31, 2005.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e) (1)                 Audit Committee Pre-Approval Policies and Procedures

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FORM OF

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.              Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.           Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.           Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult

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outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.           Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.         Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

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VIII.        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.           Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Amended:  November 9, 2005

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Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	☒	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	☒	Not to exceed $9,300 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	☒	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	☒	Not to exceed $12,000 per audit

(1)                                  For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

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Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	☒	☒	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	☒		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	☒		Not to exceed $2,100 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	☒		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	☒	☒	Not to exceed $5,000 per quarter

Training courses	☒	☒	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	☒		Not to exceed $9,000 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	☒		Not to exceed $20,000 per fund per year

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Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	☒		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	☒		As presented to Audit Committee(2)

Assistance and advice regarding year-end reporting for 1099’s	☒		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	☒	☒	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

(2)                                  For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

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Service

	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses	☒	☒	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	☒	☒	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Loan Staff Services		☒	Not to exceed $15,000 during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	☒		Not to exceed $120,000 during the Pre-Approval Period

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Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		☒	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	☒		Not to exceed $5,000 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	☒		Not to exceed $35,000 during the Pre-Approval Period

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Appendix E

Prohibited Non-Audit Services
Dated:    January 1, 2006

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING RISK MANAGED NATURAL RESOURCES FUND

ING INVESTMENT FUNDS, INC.

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING VP NATURAL RESOURCES TRUST

(e) (2)                 Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

                                                100% of the services were approved by the audit committee.

(f)                                    Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)                                 Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $176,811 for year ended October 31, 2006 and $144,467 for year ended October 31, 2005.

(h)                                 Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

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Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board.  The Committee currently consists of all Independent Trustees of the Board (6 individuals).  The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.  Controls and Procedures.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                    Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as

EX-99.CODE ETH.

(a)(2)                    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)                                 The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

     (3)                   Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Mutual Funds

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: January 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: January 5, 2007

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: January 5, 2007

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